As filed with the Securities and Exchange Commission on April 30, 2007

Registration Nos. 333-28339; 811-08239

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 57	☒

and/or

REGISTRATION STATEMENT

UNDER THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 59	☒

ProFunds

(Exact Name of Registrant as Specified in Charter)

7501 Wisconsin Avenue, Suite 1000

Bethesda, Maryland 20814

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (240) 497-6400

With copy to:

Michael L. Sapir Chairman ProFund Advisors LLC 7501 Wisconsin Avenue, Suite 1000 Bethesda, Maryland 20814	John Loder, Esq. Ropes & Gray LLP One International Place Boston, MA 02110-2624	Bruce Treff, Esq. BISYS Fund Services 100 Summer St., Suite 1500 Boston, MA 02110

(Name and Address of Agent for Service Process)

Approximate Date of Commencement of the Proposed Public Offering of the Securities:

It is proposed that this filing will become effective:

☐	immediately upon filing pursuant to paragraph (b)
☒	on May 1, 2007 pursuant to paragraph (b)
☐	60 days after filing pursuant to paragraph (a)(1)
☐	On (date) pursuant to paragraph (a)(1)
☐	75 days after filing pursuant to paragraph (a)(2)
☐	on (date) pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus

Investor Class and Service Class Shares

May 1, 2007

Money Market ProFund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1	Money Market ProFund

3	General ProFunds Information

6	Shareholder Services Guide

12	ProFunds Management

14	Financial Highlights

Money Market ProFund

Investment Objective.

Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy

Money Market ProFund pursues its investment objective through a “master feeder” arrangement. Money Market ProFund invests all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with an identical investment objective. The Portfolio may invest in high-quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate, such as debt instruments, U.S. Government securities, repurchase agreements and asset-backed securities.

Because many of the principal investments of the Portfolio are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in the financial services industry. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations and may invest in other instruments, as described in the Statement of Additional Information (“SAI”).

The Portfolio maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio also may invest in longer-term securities that have features reducing their maturities to 397 days or less on their purchase date. The Portfolio buys securities that at the time of purchase:

>	have received the highest short-term rating from two nationally recognized statistical rating organizations;
>	have received the highest short-term rating from one rating organization (if only one organization rates the security);
>	if unrated, are determined to be of similar quality by the Portfolio’s investment adviser; or
>	have no short-term rating, but are rated within the three highest long-term rating categories, or are determined to be of similar quality by the Portfolio’s investment adviser.

Principal Risk Considerations

The principal risks of investing in Money Market ProFund are active investor risk, debt instrument risk, interest rate risk and market risk.

Active Investor Risk. It is expected that a significant portion of the assets invested in the Fund will come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Debt Instrument Risk. The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk.

Interest Rate Risk. Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Market Risk. The Fund is subject to market risks, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

In addition, Money Market ProFund is also subject to the following risks:

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Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Portfolio only buys high quality securities with minimal credit risk. The Portfolio primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

>

Financial Services Industry Concentration Risk: Because the Portfolio invests more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

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Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

>

Security Selection Risk: While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio’s yield to lag behind those of similar money market funds.

An investment in Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While Money Market ProFund seeks to maintain a stable net asset

Money Market ProFund >	1

value of $1.00 per share, there is no guarantee that Money Market ProFund will do so, and you could lose money by investing in this ProFund.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Money Market ProFund Investor Class Shares by showing the variability of Money Market ProFund returns from year to year. Past performance is no guarantee of future results.

During the period covered in the bar chart, the highest return on Investor Class Shares of Money Market ProFund for one quarter was 1.51% (quarter ended September 30, 2000) and the lowest return was 0.05% (quarter ended December 31, 2003).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
Investor Class Shares	4.25%	1.70%	3.00%	11/17/97
Service Class Shares	3.22%	0.96%	2.08%	11/17/97

The 7-day yield (the income for the previous 7 days projected over a full year) for Money Market ProFund as of December 31, 2006 was 4.58% for Investor Class Shares and 3.55% for Service Class Shares.

Master Feeder Structure

Money Market ProFund is a feeder fund that currently invests all of its assets in a master fund, the Portfolio. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to their investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

On April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement with ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) under which ProFund Advisors serves as investment adviser of Money Market ProFund, although no fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. Money Market ProFund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders’ best interests.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Money Market ProFund.

Shareholder Fees (fees paid directly from your investment)

Wire Redemption Fee $10            (This charge may be waived at the discretion of ProFunds.)

Annual Fund Operating Expenses+ (as a percentage of average daily net assets)	Investor Class (MPIXX)	Service Class (MPSXX)
Management Fee++	0.15%	0.15%
Distribution and Service (12b-1) Fee	0.00%	1.00%
Other Expenses+++	0.70%	0.70%

Total Annual Fund Operating Expenses	0.85%	1.85%

+	Reflects the expenses of both Money Market ProFund and the Portfolio.
++	Effective on May 14, 2007, Cash Management Portfolio will pay DIMA, under a new investment advisory agreement, a fee calculated daily and paid monthly at the annual rate of 0.15% of the first $5.5 billion of the Portfolio’s average daily net assets, 0.135% on the next $5 billion and 0.12% thereafter.
+++	”Other expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this Prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Money Market ProFund with the cost of investing in other mutual funds. The example includes the combined expenses of Money Market ProFund and the Portfolio. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Investor Class	$87	$271	$471	$1,049
Service Class	$188	$582	$1,001	$2,169

2	< Money Market ProFund

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) per share next determined after your transaction request is received in good order. Money Market ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Money Market ProFund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by its Board of Trustees. This method does not reflect daily fluctuations in market value.

Dividends and Distributions

Money Market ProFund intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

Dividends		Capital Gains
Accrued	Paid	Paid
Daily	Monthly	Annually+

+	ProFunds does not announce dividend distribution dates in advance.

Money Market ProFund:

>	may declare additional capital gains distributions during a year.
>	reserves the right to include in a dividend any short-term capital gains on securities that it sells.
>	will reinvest distributions in additional shares of Money Market ProFund unless a shareholder has written to request distributions in cash (by check, wire or ACH).

By selecting the distribution by check or wire option, the shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, Money Market ProFund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount.

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Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund; and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

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Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a Federal funds wire payment for a purchase in good order. Money Market ProFund may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.

>

Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by ProFunds’ transfer agent. Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed.

>	Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state or local tax consequences. Please see the SAI for more information.

>	Money Market ProFund does not ordinarily pay federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders.
>

Money Market ProFund expects to distribute all or substantially all of its income and gains to shareholders every year. For Federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.

>

Shareholders will generally be subject to tax on dividends regardless of how long they have held Money Market ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.

>

Whether a distribution of capital gains by Money Market ProFund is taxable to shareholders as ordinary income or at the lower rate applicable to “net capital gains” depends on how long Money Market ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of Money

General ProFunds Information >	3

Market ProFund. Distributions are taxable even if they are paid from income or gains earned by Money Market ProFund prior to the investor’s purchase of Money Market ProFund shares (which income or gains were thus included in the price paid for Money Market ProFund shares).

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Distributions of gains from investments that Money Market ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by Money Market ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that Money Market ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income. Distributions are taxable whether received in cash or reinvested in additional shares. Distributions may also be subject to state and local taxes.

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If shareholders redeem their Money Market ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, depending upon how long they have held the shares. Shareholder transactions in Money Market ProFund’s shares resulting in gain from selling shares held for more than one year generally are taxed at capital gain rates while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

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If shareholders exchange shares of Money Market ProFund for shares of another ProFund, this will be treated as a sale of Money Market ProFund shares and any gain on the transaction may be subject to federal income tax.

>

Dividends and distributions declared by Money Market ProFund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning on or before January 1, 2011.

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Distributions from investments in securities of foreign issues, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, Money Market ProFund’s yield on those securities would decrease. Shareholders generally will not be able to claim a credit or deduction with respect to foreign taxes. In addition, Money Market ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of Money Market ProFund’s distributions.

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Money Market ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders through 2010 (after which the tax rate will be 31%) who fail to provide Money Market ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

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In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, until January 1, 2008, Money Market ProFund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by Money Market ProFund.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommend that shareholders consult their own tax advisors about federal, state, local and foreign tax consequences of investment in Money Market ProFund.

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Board of Trustees and administered by ProFunds Distributors, Inc., (“Distributor”) Money Market ProFund may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities with respect to the Funds and/or shareholder services. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

The Advisor or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for Money Market ProFund contained in this Prospectus.

In addition, the Distributor and the Advisor may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and the Advisor may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor’s or the Advisor’s expense, as applicable. These payments may be made, at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

4	< General ProFunds Information

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or the Advisor to financial firms, please see the SAI.

General ProFunds Information >	5

Shareholder Services Guide

Contact Information
By Telephone:	(888) 776-3637 or
(614) 470-8122 — Individual Investors only
(888) 776-5717 — Institutions and Financial Professionals only
Fax:	(800) 782-4797 (toll-free)
or (614) 470-8718
Internet:	www.profunds.com
Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail:	ProFunds c/o BISYS Fund Services 3435 Stelzer Road
Columbus, OH 43219

Opening A New Account

Money Market ProFund offers two classes of shares through this Prospectus: Investor Class Shares and Service Class Shares. Investor Class Shares may be purchased directly through ProFunds Distributors, Inc. or through authorized financial professionals. Service Class Shares may only be purchased through authorized financial professionals and have service and distribution expenses not found in Investor Class Shares. There is a separate New Account Form for each class of shares. Please ensure you have the correct New Account Form before completing it. Money Market ProFund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ Internet website. For guidelines to help you complete the Form, see instructions on the next page. You may also open a new account on-line. Go to www.profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through Automated Clearing House (“ACH”). For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit the ProFunds’ Internet website or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived and/or the Advisor may pay the fee in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
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When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

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You must provide a street address (ProFunds does not accept P.O. Box only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund.
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

ProFunds offers you the options to send purchase orders by mail or fax and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after we (or an authorized financial intermediary) receive your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you Purchase Shares:

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Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been received by ProFunds. A wire purchase will be considered in

6	< Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Make an Initial Purchase

Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.

Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $4,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.

By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”.)
Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Step 1: Complete a New Account Form (see “Completing your New Account Form”.)

Step 2: Fax the New Account Form to (800) 782-
4797 (toll-free) or (614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number, and

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

By Wire	Step 3: Call ProFunds to receive the Fund’s wiring instructions.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-Off Time on page 9. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

Step 1: Go to www.profunds.com

By Internet	Step 2: Click on the “Open Account” button.

Step 3: Complete an on-line New Account Form.

Through a Financial Professional	Contact your financial professional with your instructions.

good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 9 and further described under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. If the New Account Form does not designate a share class, your investment will be made in the Investor Class Shares. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can, free of charge and without a limit on frequency or maximum amount, exchange Investor or Service Class shares of any publicly available ProFund for Investor or Service Class shares of another publicly available ProFund or series of Access One Trust (each an “Access Fund”) that offers such shares. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 9. Please note that the transaction cut-off times of one fund may differ from those of another fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can also perform exchanges by mail and on-line at www.profunds.com.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request.
>	the number of shares, percentage, or dollar value of the shares you wish to exchange.
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access Fund offering such class into which you are exchanging.

Shareholder Services Guide >	7

Important information you should know when you Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>

Neither ProFunds, the Distributor nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>	The redemption and purchase will be processed at the next calculated NAVs of the respective ProFund or Access Fund offering such class after ProFunds has received your exchange request in good order.
>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access Fund, please read the relevant prospectus.
>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares. You may also redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic redemption is $500. The redemption minimum is waived for IRA account holders over 70 1/2 years of age. You may sign up for this automatic redemption service when opening a new account, or you may download or request an Optional Services Form to add this service to an existing account.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged

You may purchase shares using any of the following methods.	How to Purchase Additional Shares

Fund Minimums (all account types)	The minimum subsequent purchase amount is $100.

Step 1: Complete a ProFunds, investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Step 1: Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 2: Contact your bank to initiate your wire transfer.

By Wire	Step 3:For further credit to: Your name, the name of the ProFund(s), your ProFunds account number and your ProFunds confirmation number.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-Off Time on page 9. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

By ACH

Step 1: Call ProFunds to inform us of:

>    the fact that you want to make an ACH Purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

Step 1: Go to www.profunds.com

By Internet	Step 2: Click on the “Access Account” button.

Step 3: Enter User Name and Password.

Step 4: Follow transaction instructions for making a purchase.

Through a Financial Professional	Contact your financial professional with your instructions.

8	< Shareholder Services Guide

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on this page.
ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 9 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual
Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (IVR):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

www.profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures all of registered owners must be guaranteed (see “Signature Guarantees” below).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days from the purchase date before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences to you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before identified cut-off times to be processed at that business day’s NAV. Certain financial intermediaries may impose cut-off times different from those described below. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e. calls must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close.

On any day that Money Market ProFund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days.
>	A check is being mailed to an address different than the one on your account.
>	A check or wire is being made payable to someone other than the account owner.
>	Redemption proceeds are being transferred to an account with a different registration.
>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days.

Shareholder Services Guide >	9

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither ProFunds, the Distributor nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Investor Class Shares and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. These expenses paid by the ProFunds are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor the Distributor will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent in Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to accommodate and permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason. As noted under “ProFunds Strategies and Risks — Discussion of Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of Money Market ProFund and generating greater tax liabilities for shareholders. In certain circumstances, Money Market ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Disclosure of Portfolio Holdings for Money Market ProFund

A description of the ProFunds’ policies and procedures with respect to the disclosure of Money Market ProFund’s portfolio securities is available in the ProFunds’ SAI and on the ProFund’s website at www.profunds.com. The Money Market ProFund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. The Money Market ProFund’s SAI includes a description of the Money Market ProFund’s policies and procedures with respect to the disclosure of the Money Market ProFund’s portfolio holdings.

Additional Shareholder Services

Draft Checks

You may elect to redeem shares of Money Market ProFund by draft check ($500 minimum). You are responsible for ensuring

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	4:00 p.m.

By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.

By Internet and IVR	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

10	< Shareholder Services Guide

that there are sufficient proceeds in your account to cover draft checks. Please call ProFunds to establish check writing on your account. Upon receipt of a completed signature card, the service will be activated. Please allow ten business days to receive your supply of checks. There is a $25 fee for stop payment requests. A check writing option is not available for retirement account shareholders.

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Direct shareholders will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Such shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Program – Paper FreeTM”.

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFree service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

Shareholder Services Guide >	11

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as investment adviser of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ annual report to shareholders dated December 31, 2006.

ProFund Advisors LLC is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and October 2006-present and Director of Portfolio from 1997-2003. Dr Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Deutsche Asset Management, Inc.

Money Market ProFund currently seeks its investment objective by investing all of its assets in a portfolio managed by Deutsche Investment Management Americas Inc. (“DIMA”), with headquarters at 345 Park Avenue, New York, NY 10154. Prior to December 31, 2006, Deutsche Asset Management, Inc. (“DeAM”) was the Portfolio’s investment advisor. Effective on that date, DeAM was merged into DIMA. DIMA makes the Portfolio’s investment decisions and assumes responsibility for the securities the Portfolio owns. Effective on May 14, 2007, DIMA is entitled to receive for its services as investment adviser to the Portfolio a fee calculated daily and paid monthly at the annual rate of 0.15% of the first $5.5 billion of the Portfolio’s average daily net assets, 0.135% on the next $5 billion and 0.12% thereafter. During the year ended December 31, 2006, the Portfolio paid DIMA investment advisory fees equal to 0.13% net of waivers, of the average daily net assets of the Portfolio.

As of March 31, 2007, DIMA had total assets of approximately $226 billion under management. DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DIMA has determined that the sale of shares of ProFunds is likely, through exchanges and otherwise, to increase the size of Money Market ProFund and has, therefore, committed to provide the Distributor with additional resources in order to enhance the visibility and distribution of Money Market ProFund and the other ProFunds.

Legal proceedings

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only,

12	< ProFunds Management

provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Other Service Providers

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Money Market ProFund under a Management Services Agreement. During the year ended December 31, 2006, ProFund Advisors received fees equal to 0.35% of the average daily net assets of Money Market ProFund for client support and administrative services, and for feeder fund management, administration and reporting with respect to Money Market ProFund’s relationship to the Portfolio.

If the ProFunds’ Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by ProFund Advisors under the Management Services Agreement will be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund, as feeder fund management, administration and reporting with respect to the master-feeder relationship would no longer be required.

ProFunds Management >	13

Financial Highlights

The following table is intended to help you understand the financial history of Investor Class and Service Class Shares of Money Market ProFund for the past five years. Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Money Market ProFund, assuming reinvestment of all dividends and distributions. This information for the year ended December 31, 2006 has been audited by Ernst & Young LLP whose report appears in the Annual Report of the Money Market ProFund, which is available upon request. Information for the period ending prior to December 31, 2006 was audited by another independent registered public accounting firm.

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Money Market ProFund

	Investor Class
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)(a)	0.042	0.024	0.006	0.003	0.009 (b)
Net realized and unrealized gains (losses) on investments	— (c)	— (c)	— (c)	— (c)	—

Total from investment activities	0.042	0.024	0.006	0.003	0.009

Distributions to Shareholders From:
Net investment income	(0.042)	(0.024)	(0.006)	(0.003)	(0.009)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	4.25%	2.46%	0.61%	0.31%	0.94%

Ratios to Average Net Assets:
Gross expenses(a)	0.85%	0.85%	0.82%	0.93%	1.03%
Net expenses(a)	0.85%	0.85%	0.82%	0.93%	0.98%
Net investment income (loss)(a)	4.19%	2.43%	0.59%	0.31%	0.93%

Supplemental Data:
Net Assets, End of Period (000’s)	$511,709	$515,282	$447,156	$398,934	$447,211
	Service Class
	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activitites:
Net investment income (loss)(a)	0.032	0.014	0.001	— (c)	0.001 (b)
Net realized and unrealized gains (losses) on investments	— (c)	— (c)	— (c)	— (c)	—

Total from investment activities	0.032	0.014	0.001	— (c)	0.001

Distributions to Shareholders From:
Net investment income	(0.032)	(0.014)	(0.001)	— (c)	(0.001)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	3.22%	1.45%	0.08%	0.05%	0.06%

Ratios to Average Net Assets:
Gross expenses(a)	1.85%	1.85%	1.33%	1.18%	1.78%
Net expenses(a)	1.85%	1.85%	1.33%	1.18%	1.72%
Net investment income (loss)(a)	3.19%	1.43%	0.08%	0.06%	0.06%

Supplemental Data:
Net Assets, End of Period (000’s)	$75,663	$111,158	$62,857	$105,320	$173,646
(a)	Per share amounts and percentages include the amounts allocated from the Cash Management Portfolio Master Fund.
(b)	Per share net investment income (loss) has been calculated using the daily average shares method.
(c)	Amount is less than $0.0005.

14	< Financial Highlights

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16

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17

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or by calling our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors

(888) PRO-5717 (888) 776-5717 for Institutions and Financial Professionals

Additional information about certain investments of the ProFunds is available in the annual and semiannual report to shareholders of Money Market ProFund. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Money Market ProFund in its current SAI, dated May 1, 2007, which we have filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds, by writing us at:

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull  Bear design are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

Not just funds, ProFundsSM

Investment Company Act File No. 811-08239

MMP607

Prospectus

Class A and Service Class Shares

May 1, 2007

Money Market ProFund

Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

1	Money Market ProFund

3	General ProFunds Information

5	Shareholder Services Guide

11	ProFunds Management

13	Financial Highlights

Money Market ProFund

Investment Objective.

Money Market ProFund seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy

Money Market ProFund pursues its investment objective through a “master feeder” arrangement. Money Market ProFund invests all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate investment company managed by Deutsche Investment Management Americas Inc. (“DIMA”) with an identical investment objective. The Portfolio may invest in high-quality, short-term, U.S. dollar-denominated money market instruments paying a fixed, variable or floating interest rate, such as debt instruments, U.S. Government securities, repurchase agreements and asset-backed securities.

Because many of the principal investments of the Portfolio are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in the financial services industry. The Portfolio may invest up to 10% of its total assets in other money market mutual funds in accordance with applicable regulations and may invest in other instruments, as described in the Statement of Additional Information (“SAI”).

The Portfolio maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in the Portfolio are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. The Portfolio also may invest in longer-term securities that have features reducing their maturities to 397 days or less on their purchase date. The Portfolio buys securities that at the time of purchase:

>	have received the highest short-term rating from two nationally recognized statistical rating organizations;
>	have received the highest short-term rating from one rating organization (if only one organization rates the security);
>	if unrated, are determined to be of similar quality by the Portfolio’s investment adviser; or
>	have no short-term rating, but are rated within the three highest long-term rating categories, or are determined to be of similar quality by the Portfolio’s investment adviser.

Principal Risk Considerations

The principal risks of investing in Money Market ProFund are active investor risk, debt instrument risk, interest rate risk and market risk.

Active Investor Risk. It is expected that a significant portion of the assets invested in the Fund will come from professional money managers and investors who use ProFunds as part of active trading or tactical asset allocation strategies. These strategies often call for frequent trading to take advantage of anticipated changes in market conditions, which could increase portfolio turnover. In certain circumstances, the Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Debt Instrument Risk. The Fund may invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest rates, credit risk and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which the Fund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. Government, and may be exposed to credit risk.

Interest Rate Risk. Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Market Risk. The Fund is subject to market risks, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market.

In addition, Money Market ProFund is also subject to the following risks:

>

Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default, or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The Portfolio only buys high quality securities with minimal credit risk. The Portfolio primarily buys securities with remaining maturities of 13 months or less. This reduces the risk that the issuer’s creditworthiness will change, or that the issuer will default on the principal and interest payments of the obligation.

>

Financial Services Industry Concentration Risk: Because the Portfolio invests more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

>

Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, the Portfolio may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce the Portfolio’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

>

Security Selection Risk: While the Portfolio invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities selected will not perform as expected. This could cause the Portfolio’s yield to lag behind those of similar money market funds.

An investment in Money Market ProFund is not a deposit of a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While Money Market ProFund seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that Money Market ProFund will do so, and you could lose money by investing in this ProFund.

Money Market ProFund >	1

Fund Performance

The bar chart and table below provide an indication of the risks of investing in Money Market ProFund Service Class Shares by showing the variability of Money Market ProFund returns from year to year. Past performance is no guarantee of future results.

During the period covered in the bar chart, the highest return on Service Class Shares of Money Market ProFund for one quarter was 1.26% (quarter ended September 30, 2000) and the lowest return was 0.01% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	5 Years	Since Inception	Inception Date
Service Class Shares	3.22%	0.96%	2.08%	11/17/97
Class A Shares(1)	3.93%	1.71%	2.84%	7/3/06

(1)

Class A Shares were not in existence prior to 7/3/06. Performance for periods prior to that is based on the historical performance of the Service Class and has been adjusted for the expenses applicable to the Class A Shares.

The 7-day yield (the income for the previous 7 days projected over a full year) for Money Market ProFund as of December 31, 2006 was 3.55% for Service Class Shares and 4.31% for Class A Shares.

Master Feeder Structure

Money Market ProFund is a feeder fund that currently invests all of its assets in a master fund, the Portfolio. The Portfolio may accept investments from other feeder funds. Each feeder fund bears the Portfolio’s expenses in proportion to their investments in the Portfolio. Each feeder fund can set its own fund-specific expenses, transaction minimums and other requirements.

On April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement with ProFund Advisors LLC (“ProFund Advisors” or “Advisor”) under which ProFund Advisors serves as investment adviser of Money Market ProFund, although no fee is payable under the investment advisory agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. Money Market ProFund’s Trustees may withdraw its assets from the Portfolio if they believe doing so is in the shareholders’ best interests.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of Money Market ProFund.

Shareholder Fees (fees paid directly from your investment)

	Class A		Service Class
Maximum sales charge (load) on purchases (as a % of original purchase price)	None		None
Maximum contingent deferred sales charge (as a % of the original purchase price)	None	(1)(2)	None
Sales charge (load) on reinvested distributions	None		None
Redemption fee on shares held less than 5 days (as a % of amount redeemed)	None		None
Wire Redemption Fee(3)	$10		$10

[1]

You will not be charged a sales charge for new purchases of Class A Shares of Money Market ProFund. If you exchange your Class A Shares of Money Market ProFund for Class A Shares of another ProFund or series of Access One Trust offering such class the exchange will be treated as an initial purchase of another Fund, and applicable sales charges will apply.

[2]

Certain purchases of Class A Shares will not be subject to a front-end sales charge but will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. See “Sales Charges” on page 4.

[3]	This charge may be waived at the discretion of the Fund.

Annual Fund Operating Expenses+ (as a percentage of average daily net assets)	Class A (MPQXX)	Service Class (MPSXX)
Management Fee++	0.15%	0.15%
Distribution and Service (12b-1) Fee	0.25%	1.00%
Other Expenses+++	0.70%	0.70%

Total Annual Operating Expenses	1.10%	1.85%

+	Reflects the expenses of both Money Market ProFund and the Portfolio.
++	Effective on May 14, 2007, Cash Management Portfolio will pay DIMA, under a new investment advisory agreement, a fee calculated daily and paid monthly at the annual rate of 0.15% of the first $5.5 billion of the Portfolio’s average daily net assets, 0.135% on the next $5 billion and 0.12% thereafter.
+++	”Other expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in Money Market ProFund with the cost of investing in other mutual funds. The example includes the combined expenses of Money Market ProFund and the Portfolio. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$112	$350	$606	$1,340
Service Class Shares	$188	$582	$1,001	$2,169

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$112	$350	$606	$1,340
Service Class Shares	$188	$582	$1,001	$2,169

2	< Money Market ProFund

General ProFunds Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the net asset value (“NAV”) less any applicable contingent deferred sales charge (“CDSC”). The NAV of each share class is calculated after your transaction request is received in good order. Money Market ProFund calculates its NAV by taking the market value of the assets attributed to the class, subtracting any liabilities attributed to the class, and dividing that amount by the number of that class’ outstanding shares.

Money Market ProFund normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p.m. Eastern Time) every day the NYSE is open for business.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Money Market ProFund uses the amortized cost method to value its assets pursuant to procedures adopted by its Board of Trustees. This method does not reflect daily fluctuations in market value.

Dividends and Distributions

Money Market ProFund intends to declare and distribute to its shareholders all of the year’s net investment income and net capital gains, if any, as follows:

Dividends		Capital Gains
Accrued	Paid	Paid
Daily	Monthly	Annually+

+	ProFunds does not announce dividend distribution dates in advance.

Money Market ProFund:

>	may declare additional capital gains distributions during a year.
>	reserves the right to include in a dividend any short-term capital gains on securities that it sells.
>	will reinvest distributions in additional shares of Money Market ProFund unless a shareholder has written to request distributions in cash (by check, wire or ACH).

By selecting the distribution by check or wire option, the shareholder agrees to the following conditions:

>

If a shareholder elects to receive distributions by check or wire, Money Market ProFund will, nonetheless, automatically reinvest such distributions in additional shares of the Fund if they are $10 or less (and payable by check) or $25 or less (and payable by wire). A shareholder may elect to receive distributions via ACH or reinvest such distribution in shares of another ProFund regardless of amount.

>

Any dividend or distribution check, which has been returned to ProFunds, or has remained uncashed for a period of six months from the issuance date, will be cancelled, and the funds will be reinvested (net of any bank charges) on the date of cancellation into the appropriate class of the ProFund from which such distribution was paid or, if the account is closed or only Money Market ProFund is open, the funds will be reinvested into Money Market ProFund; and

>

Any account on which a dividend or distribution check was returned or remained uncashed for a period of six months will automatically have the dividend and distribution payment election adjusted so that all future dividends or distributions are reinvested into the appropriate class of the ProFund from which such dividend or distribution would have been paid, unless subsequent distribution checks have been cashed.

Earning Dividends

>

Money Market ProFund shares begin to earn dividends on the day ProFunds’ transfer agent receives a Federal funds wire payment for a purchase in good order. Money Market ProFund may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV of $1.00 per share.

>

Money Market ProFund shares purchased by check begin to earn dividends the first business day following the day the check is received in good order by ProFunds’ transfer agent. Shares purchased in an exchange transaction begin earning dividends the day after the exchange is processed.

>	Shares continue to earn dividends through the business day that ProFunds’ transfer agent has processed a redemption of those shares.

Tax Consequences

The following information is meant as a general summary for U.S. taxpayers. Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a ProFund and does not address any foreign, state or local tax consequences. Please see the SAI for more information.

>	Money Market ProFund does not ordinarily pay federal income tax on its net investment income (which includes short-term capital gains) and net capital gains that it distributes to shareholders.
>

Money Market ProFund expects to distribute all or substantially all of its income and gains to shareholders every year. For Federal income tax purposes, distributions of investment income in the hands of taxable U.S. investors are generally taxable as ordinary income.

>

Shareholders will generally be subject to tax on dividends regardless of how long they have held Money Market ProFund shares and regardless of whether they receive cash or choose to have distributions and dividends reinvested.

>

Whether a distribution of capital gains by Money Market ProFund is taxable to shareholders as ordinary income or at the lower rate applicable to “net capital gains” depends on how long Money Market ProFund has owned (or is treated as having owned) the investments generating the distribution, not on how long an investor has owned shares of Money Market ProFund. Distributions are taxable even if they are

General ProFunds Information >	3

paid from income or gains earned by Money Market ProFund prior to the investor’s purchase of Money Market ProFund shares (which income or gains were thus included in the price paid for Money Market ProFund shares).

>

Distributions of gains from investments that Money Market ProFund has owned (or is treated as having owned) for more than 12 months and that are properly designated by Money Market ProFund as capital gain dividends will be taxable as long-term capital gains. Distributions of gains from investments that Money Market ProFund has owned (or is treated as having owned) for 12 months or less will be taxable as ordinary income. Distributions are taxable whether received in cash or reinvested in additional shares. Distributions may also be subject to state and local taxes.

>

If shareholders redeem their Money Market ProFund shares, they may have a capital gain or loss, which will be long-term or short-term, depending upon how long they have held the shares. Shareholder transactions in Money Market ProFund’s shares resulting in gain from selling shares held for more than one year generally are taxed at capital gain rates while those resulting from sales of shares held for one year or less generally are taxed at ordinary income rates.

>

If shareholders exchange shares of Money Market ProFund for shares of another ProFund, this will be treated as a sale of Money Market ProFund shares and any gain on the transaction may be subject to federal income tax.

>

Dividends and distributions declared by Money Market ProFund in October, November or December of one year and paid in January of the next year are generally taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

>

Long-term capital gain rates applicable to individuals have been temporarily reduced — in general, to 15% with lower rates applying to taxpayers in the 10% and 15% rate income tax brackets — for taxable years beginning on or before January 1, 2011.

>

Distributions from investments in securities of foreign issues, if any, including dividend or interest payments, may be subject to withholding and other taxes at the source. In such cases, Money Market ProFund’s yield on those securities would decrease. Shareholders generally will not be able to claim a credit or deduction with respect to foreign taxes. In addition, Money Market ProFund’s investments in foreign securities or foreign currencies may increase or accelerate a ProFund’s recognition of ordinary income and may affect the timing or amount of Money Market ProFund’s distributions.

>

Money Market ProFund may be required to withhold U.S. federal income tax at the rate of 28% of all taxable distributions and redemption proceeds payable to shareholders through 2010 (after which the tax rate will be 31%) who fail to provide Money Market ProFund with correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Backup withholding is not an additional tax; rather, it is a way in which the IRS ensures it will collect taxes otherwise due. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability.

>

In general, dividends (other than capital gain dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, until January 1, 2008, Money Market ProFund generally will not be required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly designated by Money Market ProFund.

Because each investor’s tax circumstances are unique and because the tax laws are subject to change, ProFunds recommend that shareholders consult their own tax advisors about federal, state, local and foreign tax consequences of investment in Money Market ProFund.

Sales Charges

You will not be charged a sales charge for new purchases of Class A Shares of Money Market ProFund. However, purchases of Class A Shares of Money Market ProFund in excess of $1 million will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. If you exchange your Class A Shares of Money Market ProFund for Class A Shares of another ProFund or series of Access One Trust (together, “Access Funds”), the exchange will be treated as an initial purchase of the other fund, and applicable sales charges will apply (for a description of applicable sales charges, call 1-888-776-3637 for a ProFunds or Access Funds’ Prospectus). In addition, new purchases of Class A Shares of Money Market ProFund and existing holdings of Class A Shares of Money Market ProFund that have not previously been subject to a sales charge will not be counted for purposes of reducing your sales charge on purchases of Class A Shares of another ProFund or Access Fund (see “How to Reduce Your Sales Charges” in the Access Funds’ prospectus).

Distribution and Service (12b-1) Fees

Under a Rule 12b-1 Distribution and Shareholder Services Plan (the “Plan”) adopted by the Trustees, Money Market ProFund may pay broker-dealers (including, ProFunds Distributors, Inc. (the “Distributor”)), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals, a fee as compensation for service and distribution-related activities and/or shareholder services.

Under the Plan, Service Class Shares may pay the Distributor, financial intermediaries, such as broker-dealers and investment advisers, up to 1.00% on an annualized basis of the average daily net assets attributable to Service Class Shares as reimbursement or compensation for service and distribution related activities and/or shareholder services with respect to the Fund. Over time, fees paid under the Plan will increase the cost of a Service Class shareholder’s investment and may cost more than other types of sales charges.

Under the Plan, Class A Shares are authorized to pay a fee at an annual rate not to exceed 0.40% of Money Market ProFund’s average daily net assets attributable to Class A Shares as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of Money Market ProFund’s average daily net assets attributable to Class A Shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A Shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in, or not opposed to, the best interest of Class A shareholders to do so.

Normally, on purchases of Class A Shares, or, for purchases of Class A Shares in excess of one million dollars (after the first eighteen months of investment), the Distributor may pay all or any portion of the fee received pursuant to the Plan to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) for providing services to investors in Class A Shares and/or the maintenance of shareholder accounts, or, if authorized by the Trustees, as commissions, asset-based sales charges or other compensation with respect to the sale of Class A Shares of Money Market ProFund, and may retain all or any portion of such fee as compensation for the Distributor’s services as principal underwriter of Class A Shares of Money Market ProFund.

4	< General ProFunds Information

The Advisor or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds, including compensating the Distributor and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for Money Market ProFund contained in this Prospectus.

In addition, the Distributor and the Advisor may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services. A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and the Advisor may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds on the financial firms’ preferred or recommended fund list, granting the Distributor or the Advisor access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund, all other ProFunds, other funds sponsored by the Advisor and/or a particular class of shares, during a specified period of time. The Distributor and the Advisor may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds and the quality of the financial firm’s relationship with the Distributor or the Advisor. The additional payments described above are made at the Distributor’s or the Advisor’s expense, as applicable. These payments may be made, at the discretion of the Distributor or the Advisor to some of the financial firms that have sold the greatest amounts of shares of the ProFunds. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and the Advisor visit financial firms on a regular basis to educate financial advisors about the ProFunds and to encourage the sale of ProFund shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

For further details about payments made by the Distributor or the Advisor to financial firms, please see the SAI.

Shareholder Services Guide

Contact Information
By Telephone:	(888) 776-3637 or
(614) 470-8122 — Individual Investors only
(888) 776-5717 — Institutions and Financial Professionals only
Fax:	(800) 782-4797 (toll-free)
or (614) 470-8718
Internet:	www.profunds.com
Regular mail:	ProFunds P.O. Box 182800 Columbus, OH 43218-2800
Overnight mail:	ProFunds c/o BISYS Fund Services 3435 Stelzer Road
Columbus, OH 43219

Opening A New Account

Money Market ProFund offers two classes of shares through this Prospectus: Class A Shares and Service Class Shares. Each class of shares may only be purchased through a financial advisor, securities dealer or other financial intermediary authorized to sell the Funds’ shares (“Authorized Financial Professional”). Each share class represents investments in the same portfolio of securities, but each class has its own expense structure, allowing you to choose the class that best fits your situation. Money Market ProFund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

ProFund Accounts

To open a ProFund mutual fund account, you will need to complete a New Account Form. You should also read this Prospectus carefully prior to opening your account. Contact ProFunds to request a New Account Form or download a New Account Form from ProFunds’ Internet website. For guidelines to help you complete the Form, see instructions on the next page. You may also open a new account on-line. Go to www.profunds.com, select “Open Account” and follow the instructions. Please note that new accounts opened on-line may be funded by check or through Automated Clearing House (“ACH”). For accounts funded through ACH, the maximum initial investment amount is $50,000.

Retirement Plan Accounts

Several types of Individual Retirement Accounts (“IRAs”) and tax-sheltered annuities (“TSA” or 403(b)(7) plans) are available. Please visit the ProFunds’ Internet website or contact ProFunds for a retirement plan account application. The IRA custodian charges an annual fee of $15 per social security number for all types of IRAs. The annual fee may be waived and/or the Advisor

Shareholder Services Guide >	5

may pay the fee in certain circumstances. Other types of retirement accounts, such as profit sharing, money purchase and 401(k) accounts may be established; however, ProFunds does not sponsor these plans nor does ProFunds provide retirement reporting for these types of plans.

Accounts Through Financial Professionals

Contact your financial professional for information on opening an account to invest in ProFunds.

Completing your New Account Form

>	You must provide each account holder’s social security number or tax identification number and date of birth on the New Account Form.
>	Attach the title page and signature page of trust documents when establishing a trust account. Contact ProFunds for information on what is required on each page.
>

When establishing an account for your corporation, partnership or self directed retirement plan, please indicate the correct account type to ensure proper tax reporting, and provide a certified resolution or other documentation evidencing your authority to open the account and engage in transactions.

>

You must provide a street address (ProFunds does not accept P.O. Box only addresses, but APO and FPO Armed Forces mailing addresses are acceptable). If account holders have different addresses, each address must be provided.

>	You must designate the ProFund(s) to which your initial investment will be directed or the investment will be made in Money Market ProFund.
>	Be sure all parties named on the account sign the New Account Form.

Federal law requires all financial institutions to obtain, verify and record information that identifies each person or entity who opens an account. Some or all of the information provided will be used by ProFunds and/or its agents to verify the identity of the persons opening an account. If this information is not provided, ProFunds may not be able to open your account. Accounts may be restricted or closed, and monies withheld, pending verification of this information or as otherwise required under federal regulations. You may be asked to provide additional information to verify your identity consistent with requirements under anti-money laundering regulations. In addition, transaction orders, including purchases, exchanges and redemptions may be suspended, restricted, canceled or processed and the proceeds may be withheld.

Purchasing Shares

ProFunds offers you the options to send purchase orders by mail or fax and to send purchase proceeds by check, ACH or wire. All purchases must be made in U.S. dollars drawn on a U.S. bank. Cash, starter checks, Internet-based checks, credit cards, travelers’ checks, money orders and credit card checks are not accepted. Third-party checks are generally not accepted to open an account.

ProFunds prices shares you purchase at the price per share next computed after we (or an authorized financial intermediary) receive your purchase request in good order. To be in good order, a purchase request must include a wire, check or ACH received by stated cut-off times, and for new accounts, a properly completed New Account Form. ProFunds cannot accept wire or ACH purchases on bank holidays. ProFunds and ProFunds Distributors, Inc. may reject any purchase request for any reason.

Important information you should know when you Purchase Shares:

>	Instructions, written or by telephone, given to ProFunds for wire transfer requests do not constitute a transaction request received in “good order” until the wire transfer has been

You may purchase shares using any of the following methods.	How to Make an Initial Purchase

Fund Minimums (all account types except Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $5,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.

Fund Minimums (Roth, Regular and Spousal IRAs)	The minimum initial investment amounts are: > $4,000 for discretionary accounts controlled by a financial professional. > $15,000 for self-directed accounts controlled directly by investors.

By Mail	Step 1: Complete a New Account Form (see “Completing your New Account Form”.)
Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

Step 3: Send the signed New Account Form and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Step 1: Complete a New Account Form (see “Completing your New Account Form”.)

Step 2: Fax the New Account Form to (800) 782-
4797 (toll-free) or (614) 470-8718. Call ProFunds at 888-776-3637 to:

>    confirm receipt of the faxed New Account Form,

>    request your new account number, and

>    receive a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Send the original, signed New Account Form to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

By Wire	Step 3: Call ProFunds to receive the Fund’s wiring instructions. For further credit to: Your name, the name of the ProFund(s), your ProFunds account number and your ProFunds confirmation number.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-Off Time on page 9. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

By Internet	Step 1: Go to www.profunds.com
Step 2: Click on the “Open Account” button.
Step 3: Complete an on-line New Account Form.

Through a Financial Professional	Contact your financial professional with your instructions.

6	< Shareholder Services Guide

You may purchase shares using any of the following methods.	How to Purchase Additional Shares

Fund Minimums (all account types)	The minimum subsequent purchase amount is $100.

Step 1: Complete a ProFunds, investment slip, which is attached to your transaction confirmation statement. If an investment slip is not readily available, you may send written instructions which include your name, account number, name and share class of the ProFund you wish to purchase and the purchase amount. Make sure that your investment meets the additional purchase minimum.

By Mail	Step 2: Make your check payable to ProFunds. Write the name of the ProFund in which you wish to invest and your account number, if known, on the check.

Step 3: Send the investment slip and check to: ProFunds P.O. Box 182800 Columbus, OH 43218-2800

Step 1: Call ProFunds to inform us of:

>    your account number,

>    the amount to be wired, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Step 2: Contact your bank to initiate your wire transfer.

By Wire	Step 3: Call ProFunds to receive the Fund’s wiring instructions. For further credit to: Your name, the name of the ProFund(s), your ProFunds account number and your ProFunds confirmation number.

Your wire normally must be received and accepted by ProFunds after 8:00 a.m. Eastern Time and at least 20 minutes before the applicable Transaction Cut-Off Time on page 9. Investment instructions provided to ProFunds may be cancelled if the wire transfer is not received by 3:10 p.m. or by 3:30 p.m. Eastern Time depending on the ProFunds purchased. ProFunds is not responsible for transfer errors by the sending or receiving bank and will not be liable for any loss incurred due to a wire transfer not having been received.

By ACH

Step 1: Call ProFunds to inform us of:

>    the fact that you want to make an ACH Purchase,

>    your account number,

>    the purchase amount, and

>    the ProFund(s) in which you wish to invest.

You will then be given a confirmation number for your purchase order (your trade is not effective until you have received a confirmation number from ProFunds).

Please note the maximum ACH purchase is $50,000.

By Internet	Step 1: Go to www.profunds.com
Step 2: Click on the “Access Account” button.
Step 3: Enter User Name and Password.
Step 4: Follow transaction instructions for making a purchase.

Through a Financial Professional	Contact your financial professional with your instructions.

received by ProFunds. A wire purchase will be considered in good order if (i) you have completed and faxed a New Account Form; (ii) you have contacted ProFunds and received a confirmation number, and (iii) ProFunds receives and accepts your wire during ProFunds wire processing times noted in the chart on page 9 and further described under “Additional Shareholder Information.”

>	Although ProFunds does not charge for wire receipt, your bank may charge a fee to send wires. Please be sure that the wire is sufficient to cover your purchase and any such bank fees.
>

Any New Account Form, check or wire order received that does not designate a specific ProFund will be used to purchase shares (i) in the ProFund in your existing account if you have an investment in only one ProFund, or (ii) in Money Market ProFund, if you are initially opening an account or have more than one ProFund investment. Neither ProFunds nor ProFunds Distributors, Inc. will be responsible for investment opportunities lost as a result of investments being directed to Money Market ProFund, to an existing active ProFund account, or for checks, ACH or wires being returned or rejected. If the check, ACH or wire cannot be identified, it may be returned or rejected. Checks submitted to ProFunds will be automatically deposited upon receipt at our Administrative Office in Columbus, Ohio.

>

If it is determined that account information is not in good order, any amount deposited will be refunded by check no earlier than ten business days from receipt of such payment to allow adequate time for the original check to clear through the banking system.

>

ProFunds will ordinarily cancel your purchase order if your bank does not honor your check or ACH for any reason, or your wire transfer is not received by the designated cut-off time. If your purchase transaction is cancelled, you will be responsible for any losses that may result from any decline in the value of the cancelled purchase. ProFunds (or its agents) have the authority to redeem shares in your account(s) to cover any losses. Any profit on a cancelled transaction will accrue to the applicable ProFund.

Exchanging Shares

Shareholders can exchange Class A Shares or Service Class Shares of any publicly available ProFund for Class A Shares or Service Class Shares of another publicly available ProFund or Access Fund offering such class. Exchange requests, like any other share transaction, are subject to ProFunds transaction cut-off times described on page 9. Please note that the transaction cut-off times of one fund may differ from those of another fund. In an exchange between funds with different cut-off times, you will receive the price next computed after the exchange request is made for both the redemption and the purchase transactions involved in the exchange. You will be responsible for any losses if sufficient redemption proceeds are not available to pay the purchase price of shares purchased. Please consult the prospectus of the fund into which you are exchanging for the applicable cut-off times. Contact an Authorized Financial Professional to initiate an exchange. You can also perform exchanges by mail and on-line at www.profunds.com.

ProFunds will need the following information to process your exchange:

>	the account number applicable to the exchange transaction request.
>	the number of shares, percentage, or dollar value of the shares you wish to exchange.
>	the share class and name of the ProFund you are exchanging from and the share class and name of the ProFund or Access Fund offering such class into which you are exchanging.

Shareholder Services Guide >	7

Important information you should know when you Exchange Shares:

>

An exchange involves selling shares of one fund and buying shares of another fund. Exchanges are taxable transactions. Exchanges within a retirement account may not be taxable. Please contact your tax advisor.

>	ProFunds can only honor exchanges between accounts registered in the same name and having the same address and taxpayer identification number.
>

Neither ProFunds, the Distributor. nor the ProFunds’ transfer agent is required to verify that there is a sufficient balance in the account to cover the exchange. You will be responsible for any loss if there are insufficient funds available to cover the exchange due to insufficient shares or due to a decline in the value of the ProFund from which you are exchanging.

>	The redemption and purchase will be processed at the next calculated NAVs of the respective ProFund or Access Fund offering such class after ProFunds has received your exchange request in good order.
>	The exchange privilege may be modified or discontinued at any time.
>	Before exchanging into a ProFund or Access Fund, please read the relevant prospectus.
>	Financial intermediaries may have their own rules about exchanges or transfers and may impose limits on the number of such transactions you are permitted to make during a given time period.

Redeeming Shares

You may redeem all or part of your shares at the NAV (less any applicable fees and charges) next determined after your redemption request is received in good order. Only the registered owner(s) of the account or persons authorized in writing by the registered owner(s) may redeem shares. You may also redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic redemption is $500. The redemption minimum is waived for IRA account holders over 70 1/2 years of age. You may sign up for this automatic redemption service when opening a new account, or you may download or request an Optional Services Form to add this service to an existing account.

ProFunds will need the following information to process your redemption request:

>	name(s) of account owners;
>	account number(s);
>	the name of the ProFund(s);
>	your daytime telephone number;
>	the dollar amount, percentage or number of shares being redeemed; and
>

how you would like to receive your redemption proceeds (see options below). Unless otherwise requested, your redemption proceeds will be sent by check to the registered account owner’s address of record by U.S. mail.

You may receive your redemption proceeds:

By Check: Normally, redemption proceeds will be sent by check to the address listed on the account.

By Wire: You may have your redemption proceeds wired directly into a designated bank account by establishing a wire redemption option on your account. ProFunds charges a $10 service fee for a wire transfer of redemption proceeds under certain circumstances, and your bank may charge an additional fee to receive the wire. If you would like to establish this option on an existing account, please call ProFunds.

By ACH: You may have your redemption proceeds sent to your bank account via ACH by establishing this option on your account. Funds sent through ACH should reach your bank in approximately two business days. While there is no fee charged by ProFunds for this service, your bank may charge a fee. If you would like to establish this option on an existing account, please call ProFunds.

Important information you should know when you sell shares:

>	ProFund shareholders automatically have telephone redemption privileges unless they elect not to have these privileges on the New Account Form.
>

If you request that redemption proceeds be sent to a bank account or an address other than the bank account or address you have previously established on your ProFunds account, you must make the request in writing. The signatures all of registered owners must be guaranteed (see “Signature Guarantees” below).

>	If you are selling some, but not all, of your shares, your remaining account balance should be above the minimum investment amount to keep your ProFund position open.
>

ProFunds normally remits redemption proceeds within seven days of redemption. For redemption of shares purchased by check, ACH or through ProFunds’ automatic investment plan, ProFunds may wait up to 10 business days from the purchase date before sending redemption proceeds to ensure that its transfer agent has collected the original purchase payment.

>

To redeem shares from a retirement account, your request must be in writing on a retirement account distribution form. You should consult your tax advisor before redeeming shares and making distributions from your tax qualified account because doing so may have adverse tax consequences to you. Call ProFunds to request a retirement account distribution form or download the form from the ProFunds’ website.

You may exchange or redeem shares using any of the following methods.	How to Exchange or Redeem Shares

Minimum	At least $1,000 from a ProFund within a self-directed account or, if less, for that ProFund’s entire current value.

By Mail

Send a signed letter to:

ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

The letter should include information necessary to process your request as described on this page.
ProFunds may require a signature guarantee in certain circumstances. See “Signature Guarantees” under “Additional Shareholder Information” on page 9 or call ProFunds for additional information.

By Telephone

ProFunds’ Shareholder Services Representative:

(888) 776-3637 or (614) 470-8122 - Individual
Investors only

(888) 776-5717 - Financial Professionals and Institutions only

Interactive Voice Response System (IVR):

Call (888) 776-3637 (toll-free) or (614) 470-8122 and follow the step-by-step instructions.

By Internet

www.profunds.com

Select the “Access Account” navigation bar, enter your User Name and Password and follow the step-by-step instructions. Please make sure you receive and record your confirmation number for later reference. Your transaction is not effective until you have received a confirmation number from ProFunds.

Through a Financial Professional	Contact your financial professional with your instructions.

8	< Shareholder Services Guide

>

Your right of redemption may be suspended, or the date of payment postponed for any period during which: (i) the NYSE or the Federal Reserve Bank of New York is closed (other than customary weekend or holiday closings); (ii) trading on the NYSE, or other securities exchanges or markets as appropriate, is restricted, as determined by the Securities and Exchange Commission (“SEC”); (iii) an emergency exists, as determined by the SEC; or (iv) for such other periods as the SEC, by order, may permit for protection of ProFunds’ investors. Proceeds cannot be sent by wire or ACH on bank holidays.

Additional Shareholder Information

Account Minimums

Account minimums apply to all accounts with ProFunds, including retirement plans, and apply to the total initial value of an account. These minimums may be different for investments made through certain financial intermediaries. In addition, ProFunds reserves the right to modify its minimum account requirements at any time with or without prior notice.

ProFunds reserves the right to involuntarily redeem an investor’s account, including a retirement account, if the account holder’s aggregate account balance falls below the applicable minimum investment amount due to transaction activity. You will be given at least 30 days’ notice to reestablish the minimum balance if your ProFund balance falls below the applicable account minimum. If you do not increase your balance, the ProFund may sell all of your shares and send the proceeds to you. Your shares will be sold at the NAV on the day your ProFund position is closed.

Transaction Cut-Off Times

All shareholder transaction orders are processed at the NAV next determined after your transaction order is received in good order by ProFunds’ transfer agent, distributor, or financial intermediary designated by ProFunds as an authorized agent. Transaction orders in ProFund accounts must be received in good order by the ProFunds’ transfer agent or distributor before identified cut-off times to be processed at that business day’s NAV. Certain financial intermediaries may impose cut-off times different from those described below. A completed New Account Form does not constitute a purchase order until the transfer agent deems it to be in good order, processes the New Account Form and receives correct payment by check, ACH or wire transfer on any business day prior to the designated cut-off time. Trades placed via telephone must be initiated (i.e. calls must be received and in queue) by the cut-off time and communicated in good order by the close of the NYSE (normally 4:00 p.m. Eastern Time). When the NYSE closes early, all cut-off times are adjusted for the early close.

Method	Normal Cut-Off Time (Eastern Time)	Additional Transaction Information (Eastern Time)

By Mail	4:00 p.m.

By Telephone and Wire	3:30 p.m. (wire purchases) 3:50 p.m. (exchanges and redemptions)	ProFunds accepts all transactions starting at 8:00 a.m. through the transaction cut-off time and from 4:30 p.m through 9:00 p.m.

By Internet and IVR	3:55 p.m.	ProFunds accepts transactions at any time except between 3:55 p.m. and 4:30 p.m.

On any day that Money Market ProFund calculates its NAV earlier than normal, ProFunds reserves the right to adjust the times noted above, except the 8:00 a.m. beginning time.

Signature Guarantees

Certain redemption requests must include a signature guarantee if any of the following apply:

>	Your account address has changed within the last 10 business days.
>	A check is being mailed to an address different than the one on your account.
>	A check or wire is being made payable to someone other than the account owner.
>	Redemption proceeds are being transferred to an account with a different registration.
>

A wire or ACH transfer is being sent to a financial institution other than the one that has been established on your ProFunds account or the bank account has been established within the previous 10 business days.

>	Other unusual situations as determined by ProFunds’ transfer agent.

ProFunds reserves the right to waive signature guarantee requirements, require a signature guarantee under other circumstances or reject or delay a redemption if the signature guarantee is not in good form. Faxed signature guarantees are generally not accepted.

Signature guarantees may be provided by an eligible financial institution such as a commercial bank, a NASD member firm such as a stock broker, a savings association or a national securities exchange. A notary public cannot provide a signature guarantee. ProFunds reserves the right to reject a signature guarantee if it is not provided by a STAMP 2000 Medallion guarantor.

About Telephone and Internet Transactions

Telephone and Internet transactions, whether initiated by a shareholder or a shareholder’s agent, are extremely convenient but are not free from risk. Neither ProFunds, the Distributor nor ProFunds’ agents will be responsible for any losses resulting from unauthorized telephone or Internet transactions if reasonable security procedures are followed. Telephone conversations may be recorded or monitored for verification, recordkeeping and quality-assurance purposes. For transactions over the Internet, we recommend the use of a secure internet browser. In addition, you should verify the accuracy of your confirmation statements immediately upon receipt. If you do not want the ability to initiate transactions by telephone or Internet, call ProFunds for instructions.

During periods of heavy market activity or other times, it may be difficult to reach ProFunds by telephone or to transact business over the Internet. Technological irregularities may also make the use of the Internet slow or unavailable at times. If you are unable to reach us by telephone or unable to transact business over the Internet, consider sending written instructions.

The ProFunds may terminate the receipt of redemption or exchange orders by telephone or the Internet at any time, in which case you may redeem or exchange shares in writing.

Financial Intermediaries

Certain financial intermediaries may accept purchase and redemption orders on ProFunds’ behalf. Such purchase and redemption orders will be deemed to have been received by ProFunds at the time an authorized financial intermediary accepts the orders. Your financial intermediary has the responsibility to transmit your orders and payment promptly and may specify different transaction order cut-off times, share transaction policies and limitations, including limitations on the number of exchanges, than those described in this Prospectus. In addition, the financial intermediary may impose additional restrictions or charge fees not described in this Prospectus. If your order and

Shareholder Services Guide >	9

payment is not received from your financial intermediary timely, your order may be cancelled and the financial intermediary could be liable for resulting fees or losses. Although the ProFunds may effect portfolio transactions through broker dealers who sell fund shares, ProFunds does not consider the sale of ProFund shares as a factor when selecting broker dealers to effect portfolio transactions.

Class A and Service Class Shares bear fees payable to certain intermediaries or financial institutions for provision of recordkeeping, sub-accounting services, transfer agency and other administrative services. These expenses paid by the ProFunds are included in “Other Expenses” under “Annual Fund Operating Expenses” in this Prospectus.

Exchanges or Redemptions in Excess of Share Balances

If you initiate exchange or redemption transactions that, in total, exceed the balance of your shares in a ProFund, some transactions may be processed while others may not. This may result in ProFund positions that you did not anticipate. Neither ProFunds, ProFunds’ transfer agent nor the Distributor will be responsible for transactions that did not process in this circumstance. You may be liable for losses resulting from exchanges cancelled due to insufficient balances.

Uncashed Redemption Check Procedures

Generally, redemption checks which have been returned to ProFunds, or have remained uncashed for a period of six months from the issuance date, will be cancelled and re-issued. Re-issued checks will be mailed to the address of record, net of any bank fees. If a re-issued check is returned to ProFunds, the proceeds, net of any bank fees, will be deposited into the shareholder’s account from which the redemption was sent in Money Market ProFund.

Frequent Purchases and Redemptions of ProFund Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to accommodate and permit frequent purchases and redemptions of ProFund shares. The ProFunds impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds may reject any purchase request for any reason. As noted under “ProFunds Strategies and Risks — Discussion of Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of Money Market ProFund and generating greater tax liabilities for shareholders. In certain circumstances, Money Market ProFund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Disclosure of Portfolio Holdings for Money Market ProFund

A description of the ProFunds’ policies and procedures with respect to the disclosure of Money Market ProFund’s portfolio securities is available in the ProFunds’ SAI and on the ProFund’s website at www.profunds.com. The Money Market ProFund’s complete portfolio holdings as of the end of each calendar month are posted on www.scudder.com ordinarily on the 15th day of the following calendar month, or the first business day thereafter. The Money Market ProFund’s SAI includes a description of the Money Market ProFund’s policies and procedures with respect to the disclosure of the Money Market ProFund’s portfolio holdings.

Additional Shareholder Services

Draft Checks

You may elect to redeem shares of Money Market ProFund by draft check ($500 minimum). You are responsible for ensuring that there are sufficient proceeds in your account to cover draft checks. Please call ProFunds to establish check writing on your account. Upon receipt of a completed signature card, the service will be activated. Please allow ten business days to receive your supply of checks. There is a $25 fee for stop payment requests. A check writing option is not available for retirement account shareholders.

Automatic Investment and Withdrawal Plans

Shareholders may purchase and/or redeem shares automatically on a monthly, bimonthly, quarterly or annual basis. The minimum automatic purchase is $100. The minimum automatic redemption is $500. The redemption minimum is waived for IRA accounts for shareholders over 70 1/2 years of age. You may sign-up for these services on the New Account Form, or you may download or request an Optional Services Form to add these services to an existing account.

Account Statements and Confirmations

Direct shareholders will receive quarterly ProFund statements showing the market value of their ProFund account at the close of the statement period in addition to any transaction information for the period. Such shareholders will also receive transaction confirmations for most Fund transactions. Direct shareholders should review their account statements and confirmations as soon as they are received. You may also receive statements and confirmations electronically. See “Electronic Document Program – Paper FreeTM”.

Tax Statements

Each year, ProFunds will send tax information to assist you in preparing your income tax returns. These statements will report the previous year’s dividend and capital gains distributions, proceeds from the sales of shares, and distributions from, and contributions to, IRAs and other retirement plans. Normally, in February of each year, ProFunds will send a Statement of Average Cost which shows the average cost of shares that you redeemed during the previous calendar year, using the average cost single-category method established by the IRS. Retirement accounts, accounts opened by transfer, business accounts, and certain other accounts will not receive a Statement of Average Cost.

Electronic Document Delivery Program — PaperFree™

You may elect to receive your account statements and confirmations electronically through PaperFreeTM, ProFunds’ electronic document delivery service. You may also choose to receive your ProFunds prospectus, shareholder reports, and other documents electronically. To enroll for this service, please register on ProFunds’ Internet website. You may elect the PaperFree service by completing the appropriate section on the New Account Form. ProFunds will then send you a link to the enrollment site.

10	< Shareholder Services Guide

ProFunds Management

Board Of Trustees And Officers

The ProFunds’ Board of Trustees is responsible for the general supervision of the ProFunds. The ProFunds’ officers are responsible for the day-to-day operations of the ProFunds.

Investment Adviser

ProFund Advisors LLC

ProFund Advisors LLC, located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as investment adviser of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement unless the master-feeder relationship with the Portfolio is terminated and ProFund Advisors directly invests the assets of Money Market ProFund. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds is available in the Funds’ annual report to shareholders dated December 31, 2006.

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors LLC since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors LLC since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-present and Director of Portfolio from 1997-2003. Dr Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Deutsche Asset Management, Inc.

Money Market ProFund currently seeks its investment objective by investing all of its assets in a portfolio managed by Deutsche Investment Management Americas Inc. (“DIMA”), with headquarters at 345 Park Avenue, New York, NY 10154. Prior to December 31, 2006, Deutsche Asset Management, Inc. (“DeAM”) was the Portfolio’s investment advisor. Effective on that date, DeAM was merged into DIMA. DIMA makes the Portfolio’s investment decisions and assumes responsibility for the securities the Portfolio owns. Effective on May 14, 2007, DIMA is entitled to receive for its services as investment adviser to the Portfolio a fee calculated daily and paid monthly at the annual rate of 0.15% of the first $5.5 billion of the Portfolio’s average daily net assets, 0.135% on the next $5 billion and 0.12% thereafter. During the year ended December 31, 2006, the Portfolio paid DIMA investment advisory fees equal to 0.13% net of waivers, of the average daily net assets of the Portfolio.

As of March 31, 2007, DIMA had total assets of approximately $226 billion under management. DIMA is an indirect wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group. Deutsche Bank AG is a major global banking institution that is engaged in a wide range of financial services, including investment management, mutual fund, retail, private and commercial banking, investment banking and insurance.

DIMA has determined that the sale of shares of ProFunds is likely, through exchanges and otherwise, to increase the size of Money Market ProFund and has, therefore, committed to provide the Distributor with additional resources in order to enhance the visibility and distribution of Money Market ProFund and the other ProFunds.

Legal proceedings

On December 21, 2006, Deutsche Asset Management (“DeAM”) settled proceedings with the Securities and Exchange Commission (“SEC”) and the New York Attorney General on behalf of Deutsche Asset Management, Inc. (“DAMI”) and DIMA, the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators’ view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney

ProFunds Management >	11

General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, will be distributed to funds and/or shareholders of the affected funds in accordance with a distribution plan to be developed by a distribution consultant. The funds’ investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors’ Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors’ supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds’ Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds’ web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds’ investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund’s investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds’ investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Other Service Providers

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the Money Market ProFund under a Management Services Agreement. During the year ended December 31, 2006, ProFund Advisors received fees equal to 0.35% of the average daily net assets of Money Market ProFund for client support and administrative services, and for feeder fund management, administration and reporting with respect to Money Market ProFund’s relationship to the Portfolio.

If the ProFund’s Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by ProFund Advisors under the Management Services Agreement will be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund, as feeder fund management, administration and reporting with respect to the master-feeder relationship would no longer be required.

12	< ProFunds Management

Financial Highlights

The following table is intended to help you understand the financial history of Class A Shares and Service Class Shares of Money Market ProFund for the past five years (or since inception, if shorter). Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in the Money Market ProFund, assuming reinvestment of all dividends and distributions. This information for the year ended December 31, 2006 has been audited by Ernst & Young LLP whose report appears in the Annual Report of the Money Market ProFund which is available upon request. Information for the period ending prior to December 31, 2006 was audited by another registered independent public accounting firm.

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

Money Market ProFund

Service Class
For the year ended December 31,	2006		2005		2004		2003		2002
Net asset value, beginning of period	$1.000		$1.000		$1.000		$1.000		$1.000

Investment Activities:
Net investment income (loss)(a)	0.032		0.014		0.001		—	(b)	0.001	(c)
Net realized and unrealized gains (losses) on investments	—	(b)	—	(b)	—	(b)	—		—

Total from investment activities	0.032		0.014		0.001		—	(b)	0.001

Distributions to Shareholders From:
Net investment income	(0.032)		(0.014)		(0.001)		—	(b)	(0.001)

Net asset value, end of period	$1.000		$1.000		$1.000		$1.000		$1.000

Total Return	3.22%		1.45%		0.08%		0.05%		0.06%

Ratios to Average Net Assets:
Gross expenses(a)	1.85%		1.85%		1.33%		1.18%		1.78%
Net expenses(a)	1.85%		1.85%		1.33%		1.18%		1.72%
Net investment income (loss)(a)	3.19%		1.43%		0.08%		0.06%		0.06%

Supplemental Data:
Net assets, end of period (000’s)	$75,663		$111,158		$62,857		$105,320		$173,646

Financial Highlights >	13

Selected data for a share of beneficial interest outstanding throughout the period indicated.

Class A
July 3, 2006 through December 31,	2006(d)
Net asset value, beginning of period	$1.000

Investment Activities:
Net investment income (loss)(a)	0.002
Net realized and unrealized gains (losses) on investments	—	(b)

Total from investment activities	0.020

Distributions to Shareholders From:
Net investment income	(0.020)

Net asset value, end of period	$1.000

Total Return	2.03%	(e)

Ratios to Average Net Assets:
Gross expenses(a), (f)	1.10%
Net expenses(a), (f)	1.10%
Net investment income (loss)(a), (f)	3.94%

Supplemental Data:
Net assets, end of period (000’s)	$489

(a)	Per share amounts and percentages include the amounts allocated from the Cash Management Portfolio Master Fund.
(b)	Amount is less than $0.0005.
(c)	Per share net investment income (loss) has been calculated using the daily average shares method.
(d)	Commencement of operations.
(e)	Not annualized for periods less than one year.
(f)	Annualized for periods less than one year.

14	< Financial Highlights

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ProFunds

P.O. Box 182800

Columbus, OH 43218-2800

or by calling our toll-free numbers:

(888) PRO-FNDS (888) 776-3637 For Investors

(888) PRO-5717 (888) 776-5717 for Institutions and Financial Professionals

Additional information about certain investments of the ProFunds is available in the annual and semiannual report to shareholders of Money Market ProFund. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about Money Market ProFund in its current SAI, dated May 1, 2007, which we have filed electronically with the Securities and Exchange Commission (“SEC”) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the SAI, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds, by writing us at:

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the ProFunds, including the SAI, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull  Bear design and Innovations in Indexing are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

Not just funds, ProFundsSM

Investment Company Act File No. 811-08239

MMP607

Prospectus

May 1, 2007

This Prospectus should be read in conjunction with the separate account’s prospectus describing the variable insurance contract in which you invest. Please read both prospectuses and retain them for future reference. Like shares of all mutual funds, these securities have not been approved or disapproved by the Securities and Exchange Commission nor has the Securities and Exchange Commission passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

Classic ProFunds VP

Bull

Small-Cap

Dow 30

OTC

Large-Cap Value

Large-Cap Growth

Mid-Cap Value

Mid-Cap Growth

Small-Cap Value

Small-Cap Growth

Asia 30

Europe 30

Japan

Ultra ProFunds VP

UltraBull

UltraMid-Cap

UltraSmall-Cap

UltraOTC

Inverse ProFunds VP

Bear

Short Mid-Cap

Short Small-Cap

Short Dow 30

Short OTC

UltraShort Dow 30

UltraShort OTC

Sector ProFunds VP

Banks

Basic Materials

Biotechnology

Consumer Goods

Consumer Services

Financials

Health Care

Industrials

Internet

Oil & Gas

Pharmaceuticals

Precious Metals

Real Estate

Semiconductor

Technology

Telecommunications

Utilities

Non-Equity ProFunds VP

U.S. Government Plus

Rising Rates Opportunity

ProFund VP Money Market

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2

4	ProFunds VP Overview
7	Strategies and Risks
17	Classic ProFunds VP
18	Bull
19	Small-Cap
20	Dow 30
21	OTC
22	Large-Cap Value
23	Large-Cap Growth
24	Mid-Cap Value
25	Mid-Cap Growth
26	Small-Cap Value
27	Small-Cap Growth
28	Asia 30
29	Europe 30
30	Japan
31	Ultra ProFunds VP
32	UltraBull
33	UltraMid-Cap
34	UltraSmall-Cap
35	UltraOTC
37	Inverse ProFunds VP
38	Bear
39	Short Mid-Cap
40	Short Small-Cap
41	Short Dow 30
42	Short OTC
43	UltraShort Dow 30
44	UltraShort OTC
45	Sector ProFunds VP
46	Banks
47	Basic Materials
48	Biotechnology
49	Consumer Goods
50	Consumer Services
51	Financials
52	Health Care
53	Industrials
54	Internet
55	Oil & Gas
56	Pharmaceuticals
57	Precious Metals
58	Real Estate
59	Semiconductor
60	Technology
61	Telecommunications
62	Utilities
63	Non-Equity ProFunds VP
64	U.S. Government Plus
65	Rising Rates Opportunity
66	ProFund VP Money Market
69	General ProFunds VP Information
73	ProFunds Management
77	Financial Highlights

Except for ProFund VP Money Market, the ProFunds VP described in this Prospectus seek to provide daily investment results, before fees and expenses, that correspond to the performance of a particular benchmark.1

Classic ProFunds VP

Classic ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Bull	S&P 500 Index®	Match (100%)	Diverse, widely traded, large capitalization
Small-Cap	Russell 2000® Index	Match (100%)	Diverse, small capitalization
Dow 30	Dow Jones Industrial AverageTM	Match (100%)	Diverse, widely traded, large capitalization
OTC	NASDAQ-100 Index®	Match (100%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
Large-Cap Value	S&P 500/Citigroup Value Index	Match (100%)	Diverse, widely traded, large capitalization
Large-Cap Growth	S&P 500/Citigroup Growth Index	Match (100%)	Diverse, widely traded, large capitalization
Mid-Cap Value	S&P MidCap 400/Citigroup Value Index	Match (100%)	Diverse, widely traded, mid-capitalization
Mid-Cap Growth	S&P MidCap 400/Citigroup Growth Index	Match (100%)	Diverse, widely traded, mid-capitalization
Small-Cap Value	S&P SmallCap 600/Citigroup Value Index	Match (100%)	Diverse, small capitalization
Small-Cap Growth	S&P SmallCap 600/Citigroup Growth Index	Match (100%)	Diverse, small capitalization
Asia 30	ProFunds Asia 30 Index	Match (100%)	Companies whose principal offices are located in countries of the Asia/Pacific region, excluding Japan, whose securities are traded in the U.S.
Europe 30	ProFunds Europe 30 Index	Match (100%)	Companies whose principal offices are located in European countries, whose securities are traded in the U.S.
Japan	Nikkei 225 Stock Average	Match (100%)	Large capitalization, widely traded Japanese stocks

Ultra ProFunds VP

Ultra ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-half times (150%) or double (200%) the daily price performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
UltraBull	S&P 500 Index	Double (200%)	Diverse, widely traded, large capitalization
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)	Diverse, widely traded, mid-capitalization
UltraSmall-Cap	Russell 2000 Index	Double (200%)	Diverse, small capitalization
UltraOTC	NASDAQ-100 Index	Double (200%)	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

Inverse ProFunds VP

Inverse ProFunds VP seek to provide daily investment results, before fees and expenses, that either match (100%) or double (200%) the inverse (opposite) of the daily price performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Bear	S&P 500 Index	100% of the Inverse	Diverse, widely traded, large capitalization
Short Mid-Cap	S&P MidCap 400 Index	100% of the Inverse	Diverse, widely traded, mid-capitalization
Short Small-Cap	Russell 2000 Index	100% of the Inverse	Diverse, small capitalization
Short Dow 30	Dow Jones Industrial AverageTM	100% of the Inverse	Diverse, widely traded, large capitalization
Short OTC	NASDAQ-100 Index	100% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market
UltraShort Dow 30	Dow Jones Industrial AverageTM	200% of the Inverse	Diverse, widely traded, large capitalization
UltraShort OTC	NASDAQ-100 Index	200% of the Inverse	Large capitalization, non-financial companies listed on The NASDAQ Stock Market

[1]

A benchmark may be any standard of investment performance to which a mutual fund seeks to match or correlate its performance. All non-money market ProFunds VP utilize the performance of an index, security or a multiple or inverse multiple thereof as their benchmark. For example, ProFund VP UltraBull has a daily benchmark of twice the daily price performance of the S&P 500 Index®.

4	< ProFunds VP Overview

Sector ProFunds VP

Sector ProFunds VP seek to provide daily investment results, before fees and expenses, that match (100%) the daily price performance of an index.

ProFund VP	Index	Daily Benchmark	Types of Companies in Index
Banks	Dow Jones U.S. Banks Index	Match (100%)	Securities representing the banking industry in the U.S. equity market
Basic Materials	Dow Jones U.S. Basic Materials Index	Match (100%)	Securities within the basic materials sector in the U.S. equity market
Biotechnology	Dow Jones U.S. Biotechnology Index	Match (100%)	Securities representing the biotechnology industry in the U.S. equity market
Consumer Goods	Dow Jones U.S. Consumer Goods Index	Match (100%)	Securities within the consumer goods industry in the U.S. equity market
Consumer Services	Dow Jones U.S. Consumer Services Index	Match (100%)	Securities within the consumer services industry in the U.S. equity market
Financials	Dow Jones U.S. Financials Index	Match (100%)	Securities within the financial sector in the U.S. equity market
Health Care	Dow Jones U.S. Health Care Index	Match (100%)	Securities within the health care sector in the U.S. equity market
Industrials	Dow Jones U.S. Industrials Index	Match (100%)	Securities within the industrial sector in the U.S. equity market
Internet	Dow Jones Composite Internet Index	Match (100%)	U.S. equity securities of companies that generate the majority of their revenue from the Internet
Oil & Gas	Dow Jones U.S. Oil & Gas Index	Match (100%)	Securities within the oil and gas sector in the U.S. equity market
Pharmaceuticals	Dow Jones U.S. Pharmaceuticals Index	Match (100%)	Securities representing the pharmaceuticals industry in the U.S. equity market
Precious Metals	Dow Jones Precious Metals Index	Match (100%)	Securities of companies involved in the mining of precious metals
Real Estate	Dow Jones U.S. Real Estate Index	Match (100%)	Securities representing the real estate industry in the U.S. equity market
Semiconductor	Dow Jones U.S. Semiconductors Index	Match (100%)	Securities representing the semiconductor industry in the U.S. equity market
Technology	Dow Jones U.S. Technology Index	Match (100%)	Securities within the technology sector in the U.S. equity market
Telecommunications	Dow Jones U.S. Telecommunications Index	Match (100%)	Securities within the telecommunications sector in the U.S. equity market
Utilities	Dow Jones U.S. Utilities Index	Match (100%)	Securities within the utilities sector in the U.S. equity market

Non-Equity ProFunds VP

Non-Equity ProFunds VP seek to provide daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price performance, or the inverse daily price performance, or match (100%) the daily price performance, or the inverse daily price performance, of the most recently issued 30-year U.S. Treasury Bond or their benchmark indexes.

ProFund VP	Security	Daily Benchmark	Description of Security or Index
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%	U.S. Treasury securities
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse	U.S. Treasury securities

An investment in a ProFund VP is not a deposit of a bank, and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. ProFunds VP are not guaranteed to achieve their investment objectives, and an investment in a ProFund VP could lose money. No single ProFund VP is a complete investment program. ProFunds does not limit the frequency or amount of exchanges.

ProFunds VP Overview >	5

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6

ProFunds VP Strategies and Risks

“In seeking to achieve each non-money market ProFund VP’s investment objective, ProFund Advisors takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of its benchmark.”

ProFunds VP Strategies and Risks >	7

ProFunds VP Strategies and Risks

Discussion of Principal Strategies

The following discussion of investment strategies covers all ProFunds VP, except ProFund VP Money Market, which is described later in this Prospectus.

The ProFunds VP are designed to correspond to a daily benchmark, before fees and expenses, such as the daily price performance, the inverse of the daily price performance, a multiple of the daily price performance, or a multiple of the inverse of the daily price performance, of an index or security.

In seeking to achieve each non-money market ProFund VP’s investment objective, ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”):

>	uses a mathematical approach to investing to determine the type, quantity and mix of investment positions that the ProFund VP should hold to simulate the performance of its benchmark;
>	takes positions in securities and other financial instruments that ProFund Advisors believes, in combination, should simulate the daily movement of the ProFund VP’s benchmark;
>

may not have investment exposure to all securities or components in the index underlying the ProFund VP’s benchmark, or the ProFund VP’s weighting of investment in such securities or industries may be different from that of the actual index weightings;

>

may utilize a variety of securities and financial instruments in pursuing the ProFund VP’s investment objective, including investment contracts whose value is derived from the value of an underlying asset, interest rate, index or currency such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions;

>

seeks to remain fully invested at all times in securities or financial instruments that provide exposure to the ProFund VP’s benchmark without regard to market conditions, trends or direction and does not take temporary defensive positions; and

>

may invest in securities or instruments, including money market instruments and other income producing instruments that are not included in the index underlying the ProFund VP’s benchmark or may weight certain stocks or industries differently than the index if ProFund Advisors believes it is appropriate in view of the ProFund VP’s investment objective, including money market instruments and other income producing instruments.

Each ProFund VP may substitute a different index or security for the index or security underlying its benchmark. Each ProFund VP does not seek to provide correlation with its benchmark over a period of time greater than one day. ProFund Advisors does not invest the assets of the ProFunds VP in securities or financial instruments based on ProFund Advisors’ view of the investment merit of a particular security instrument, or company, nor does it conduct conventional stock research or analysis, or forecast stock market movement or trends in managing the assets of the ProFunds VP. The investment objective of each ProFund VP is non-fundamental and may be changed without shareholder approval.

Under normal circumstances, all Mid-Cap, Small-Cap, Large-Cap and Dow 30 ProFunds VP, ProFund VP OTC, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP UltraOTC, ProFund VP Short OTC, ProFund VP U.S. Government Plus and all Sector ProFunds VP seek their investment objectives by committing at least 80% of their assets to investments that have economic characteristics similar to the type of investment suggested by their names and that, in combination, should have similar daily return characteristics as their benchmarks. These investments may include, without limitation, securities, futures contracts, options on futures contracts, swap agreements, options on securities and indices, money market instruments, or a combination of the foregoing. The ProFunds VP subject to this policy will provide shareholders with at least 60 days’ prior notice of any change in the policy.

Investors should be aware that investments made by a ProFund VP at any given time may not be the same as those made by other mutual funds for which ProFund Advisors acts as investment adviser, including mutual funds with names, investment objectives and policies similar to a ProFund VP.

Discussion of Principal Risks

Like all investments, investing in the ProFunds VP entails risks. Many factors affect the value of an investment in the ProFunds VP. The factors most likely to have a significant impact on each ProFund VP’s portfolio are called “principal risks.” The principal risks for each ProFund VP are identified in each ProFund VP’s description and are described below. A ProFund VP may be subject to risks in addition to those identified as principal risks and risks other than those described below. The Statement of Additional Information contains more information about the ProFunds VP, their investment strategies and related risks.

The following risks apply to the ProFunds VP, as noted:

Active Investor Risk (All ProFunds VP). It is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. Active trading in ProFund VP shares could increase portfolio turnover. In addition, large movements of assets into and out of the ProFunds VP may negatively impact each ProFund VP’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a ProFund VP’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Aggressive Investment Technique Risk (All ProFunds VP except ProFund VP Money Market). The ProFunds VP use investment techniques and financial instruments that may be considered aggressive, including the use of futures contracts, options on futures contracts, securities and indices, forward contracts, swap agreements and similar instruments. The ProFunds’ investment in financial instruments may involve a small investment relative to the amount of investment exposure assumed and may result in losses exceeding the amounts invested in these instruments. Such instruments, particularly when used to create leverage, may expose the ProFunds VP to potentially dramatic changes (losses or gains) in the value of the instruments and imperfect correlation between the value of the instruments and the relevant security or index. The use of aggressive investment techniques also exposes a ProFund VP to risks different from, or possibly greater than, the risks associated with investing directly in securities contained in an index underlying a ProFund VP’s benchmark, including: 1) the risk that an instrument is temporarily mispriced; 2) credit, performance or documentation risk on the amount each ProFund VP expects to receive from a counterparty; 3) the risk that securities prices, interest rates and currency markets will move adversely and a ProFund VP will incur significant losses; 4) imperfect correlation between the price of financial instruments and movements in the prices of the underlying securities; 5) the risk that the cost of holding a financial instrument might exceed its total return; and 6) the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, both of which may make it difficult or impossible to adjust a ProFund VP’s position in a particular instrument when desired. These and other risks associated with such techniques are described elsewhere in this section, such as under liquidity risk, interest rate risk, credit risk and counterparty risk.

8	< ProFunds VP Strategies and Risks

ProFunds VP Strategies and Risks

Concentration Risk (ProFund VP Dow 30, ProFund VP Short Dow 30, ProFund VP UltraShort Dow 30, ProFund VP Asia 30 and all Sector ProFunds VP). Concentration risk results from maintaining exposure to issuers conducting business in a specific industry. The risk of concentrating investments in a limited number of issuers in a particular industry is that a fund will be more susceptible to the risks associated with that industry than a fund that does not concentrate its investments. In addition, particularly with respect to the Sector ProFunds VP, a fund may have significant exposure to an individual company that constitutes a significant portion of that fund’s benchmark index. As a result, such a fund will be more susceptible to the risks associated with that specific company, which may be different from the risks generally associated with the companies contained in the index. Each of Large-Cap Value, Large-Cap Growth, Short Mid-Cap, Short Small-Cap, Short OTC, U.S. Government Plus and Rising Rates Opportunity ProFunds VP is likely to concentrate its investments in a particular industry or group of industries to approximately the same extent as the index or security underlying its benchmark and to the extent permitted by applicable regulatory guidance.

Correlation Risk (All ProFunds VP except ProFund VP Money Market). A number of factors may affect a ProFund VP’s ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a ProFund VP will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a ProFund VP from achieving its investment objective. A number of factors may adversely affect a ProFund VP’s correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items and accounting standards. A ProFund VP may not have investment exposure to all securities in its underlying benchmark index or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a ProFund VP may invest in securities or financial instruments not included in the index underlying its benchmark. A ProFund VP may be subject to large movements of assets into and out of the ProFund VP, potentially resulting in the ProFund VP being over- or under-exposed to its benchmark. Activities surrounding the annual index reconstitution and other index rebalancing or reconstitution events may hinder the ProFunds VP ability to meet their daily investment objective on that day. Each Ultra, Inverse, Sector and Non-Equity ProFund VP seeks to rebalance its portfolio daily to keep leverage consistent with each Fund’s daily investment objective.

Over time, the use of leverage, combined with the effect of compounding, will have a more significant impact on a ProFund VP’s performance compared to the index underlying its benchmark than a fund that does not employ leverage. Therefore the return of these Indexes over periods of time greater than one day multiplied by a Fund’s specified multiple or inverse multiple (e.g., 200% or -200%) will generally not equal a Fund’s performance over that same time period. The following example illustrates this point:

Let’s say, hypothetically, that a shareholder invests $10,000 in Fund A and $10,000 in Fund B.

Fund A: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to the daily performance of an index.	Fund B: A fund whose objective is to seek daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of an index.

On Day 1, each Fund’s benchmark index increases in value 1% which causes a 1% increase in Fund A and a 2% increase in Fund B. On Day 2, each Fund’s benchmark index decreases in value 1% which causes a 1% decrease in Fund A and a 2% decrease in Fund B. At the end of Day 2, the value of the shareholder’s investment in Fund A would be approximately $9,999 (an increase of $100 on Day 1 and a decrease of $101 on Day 2). The value of the shareholder’s investment in Fund B would be approximately $9,996 at the end of Day 2 (an increase of $200 on Day 1 and a decrease of $204 on Day 2). In each case, the value of the shareholder’s investment declined overall. However, the effect of compounding was more pronounced for Fund B, which employs leverage. Over time, the cumulative percentage increase or decrease in the net asset value of the Fund may diverge significantly from a multiple of the percentage increase or decrease of the return of the index. In addition, in trendless or flat markets it is expected that the Fund will underperform a multiple of the return of the index.

Counterparty Risk (All ProFunds VP except ProFund VP Money Market). The ProFunds VP will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund or held by special purpose or structured vehicles. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the value of your investment in a Fund may decline. The ProFunds VP may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The ProFunds VP may obtain only limited recovery or may obtain no recovery in such circumstances. The ProFunds VP typically enter into transactions with counterparties whose credit rating is investment grade, as determined by a nationally recognized statistical rating organization, or, if unrated, judged by ProFund Advisors VP to be of comparable quality.

Credit Risk (All ProFunds VP). Credit risk is the risk that an issuer or guarantor of a security or a counterparty to a financial instrument may default on its payment obligations or experience a decline in credit quality. Changes in a debt issuer’s credit rating may affect a debt instrument’s value and, thus, impact Fund performance. The ProFunds VP will also be subject to credit risk with respect to the amount a Fund expects to receive from counterparties to transactions in financial instruments. If a counterparty defaults on its payment obligations to a Fund, the value of your investment in a Fund may decline.

Debt Instrument Risk (Non-Equity ProFunds VP and ProFund VP Money Market). Each ProFund VP may invest in debt instruments, and ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market invest in, or seek exposure to, debt instruments. Debt instruments may have varying levels of sensitivity to changes in interest risk, credit rates and other factors. Typically, the value of outstanding debt instruments fall when interest rates rise. Debt instruments with longer maturities may fluctuate more in response to interest rate changes than instruments with shorter maturities. Many types of debt instruments are subject to prepayment risk, which is the risk that the issuer of the security can repay principal prior to the maturity date. Debt instruments allowing prepayment may offer less potential for gains during a period of declining interest rates. Also, the securities of certain U.S. government agencies, authorities or instrumentalities in which a ProFund may invest are neither issued by nor guaranteed as to principal and interest by the U.S. government, and may be exposed to credit risk. ProFund VP Rising Rates Opportunity is inversely correlated to bond prices and will typically respond differently to the above factors than a fund positively correlated to bond prices, such as ProFund VP U.S. Government Plus.

Early Close/Trading Halt Risk (All ProFunds VP except ProFund VP Money Market). An exchange or market may close early or issue trading halts on specific securities, or the ability to buy or sell certain securities may be restricted, which may result in a ProFund VP being unable to buy or sell certain securities or

ProFunds VP Strategies and Risks >	9

ProFunds VP Strategies and Risks

financial instruments. In such circumstances, a ProFund VP may be unable to rebalance its portfolio, accurately price its investments and/or may incur substantial trading losses.

Equity Risk (All Classic, Ultra, Inverse and Sector ProFunds VP). The equity markets are volatile, and the value of securities, futures, options contracts and other instruments correlated with the equity markets may fluctuate dramatically from day to day. This volatility may cause the value of an investment in a ProFund VP to decrease. The Inverse ProFunds VP respond differently to these risks than funds that are positively correlated to the equity markets.

Foreign Currency Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Pharmaceuticals and ProFund VP Precious Metals). Investments denominated in foreign currencies are exposed to risk factors in addition to investments denominated in U.S. dollars. The value of an investment denominated in a foreign currency could change significantly as foreign currencies strengthen or weaken relative to the U.S. dollar. Generally, when the U.S. dollar rises in value against a foreign currency, an investment in that country loses value because that currency is worth fewer U.S. dollars. Risks related to foreign currencies also include those related to economic or political developments, market inefficiencies or a higher risk that essential investment information is incomplete, unavailable or inaccurate. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges are subject to foreign currency risk.

Foreign Investment Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals). Foreign stocks and financial instruments correlated to such stocks may be more volatile than their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential investment information is incomplete, unavailable or inaccurate. Additionally, certain countries may lack uniform accounting and disclosure standards, or have standards that differ from U.S. standards. Securities or financial instruments purchased by a ProFund VP may be impacted by fluctuations in foreign currencies, as described under Foreign Currency Risk above.

Geographic Concentration Risk (ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan and ProFund VP Precious Metals). Certain ProFunds VP that focus their investments in particular countries or geographic regions may be particularly susceptible to economic, political or regulatory events affecting those countries or regions. In addition, currency devaluations could occur in countries that have not yet experienced currency devaluation to date, or could continue to occur in countries that have already experienced such devaluations. As a result, ProFunds VP that focus their investments in a particular geographic region or country may be more volatile than a more geographically diversified fund.

Growth Investing Risk (ProFund VP Large-Cap Growth, ProFund VP Mid-Cap Growth and ProFund VP Small-Cap Growth). An investment in growth stocks may be susceptible to rapid price swings, especially during periods of economic uncertainty. Growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions and may be particularly volatile in the event of earnings disappointments or other financial difficulties experienced by the issuer.

Interest Rate Risk (Non-Equity ProFunds VP and ProFund VP Money Market). Interest rate risk is the risk that debt securities or certain financial instruments may fluctuate in value due to changes in interest rates. Commonly, investments subject to interest rate risk will decrease in value when interest rates rise and increase in value when interest rates decline. The opposite is true for ProFund VP Rising Rates Opportunity. The value of securities with longer maturities may fluctuate more in response to interest rate changes than securities with shorter maturities.

Inverse Correlation Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). ProFunds VP benchmarked to an inverse multiple of an index should lose value as the index or security underlying such ProFund’s VP benchmark is increasing (gaining value) — a result that is the opposite from traditional mutual funds. See also Correlation Risk above.

Leverage Risk (Ultra ProFunds VP, Inverse ProFunds VP, Sector ProFunds VP and Non-Equity ProFunds VP). Leverage offers a means of magnifying market movements into larger changes in an investment’s value and provides greater investment exposure than an unleveraged investment. While only certain ProFunds employ leverage, all of the ProFunds (except ProFund VP Money Market) may use leveraged investment techniques for investment purposes. The ProFunds VP that employ leverage will normally lose more money in adverse market environments than funds that do not employ leverage. A falling market is considered an adverse market environment for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and U.S. Government Plus ProFund VP. A rising market is considered an adverse market environment for the Inverse ProFunds VP and ProFund VP Rising Rates Opportunity.

Liquidity Risk (All ProFunds VP except ProFund VP Money Market). In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which the ProFunds VP invest, the ProFunds VP might not be able to dispose of certain holdings quickly or at prices that represent true market value in the judgment of ProFund Advisors. Certain derivative securities such as over-the-counter contracts held by a ProFund VP may also be illiquid. This may prevent the ProFunds VP from limiting losses, realizing gains or from achieving a high (inverse) correlation with their underlying benchmark index or security. In addition, a ProFund VP may not be able to pay redemption proceeds within the time periods described in this Prospectus as a result of unusual market conditions, an unusually high volume of redemption requests or other reasons.

Market Risk (All ProFunds VP). The ProFunds VP are subject to market risks that will affect the value of their shares, including adverse issuer, political, regulatory, market or economic developments, as well as developments that impact specific economic sectors, industries or segments of the market. ProFunds VP, other than the Inverse ProFunds VP, ProFund VP Rising Rates Opportunity and ProFund VP Money Market, should normally lose value on days when the index underlying their benchmark declines (adverse market conditions for these ProFunds VP). Inverse ProFunds VP and ProFund VP Rising Rates Opportunity should lose value on days when the index underlying their benchmark increases (adverse market conditions for these ProFunds VP). The ProFunds seek to remain fully invested regardless of market conditions.

Mid-Cap Company Investment Risk (ProFund VP Short Mid-Cap, ProFund VP Mid-Cap Value, ProFund VP Mid-Cap Growth and ProFund VP UltraMid-Cap). Mid-cap company stocks may have greater fluctuations in price than the stocks of large companies. Further, stocks of mid-sized companies could be more difficult to liquidate during market downturns compared to larger, more widely traded companies. Mid-cap companies may have limited product lines or resources and may be dependant upon a particular market niche.

Non-Diversification Risk (All ProFunds VP except the ProFund VP Money Market). The non-money market ProFunds VP have the ability to concentrate a relatively high percentage of their investments in the securities of a small number of issuers. This would make the performance of a ProFund VP more susceptible to a single economic, political or regulatory event than a diversified mutual

10	< ProFunds VP Strategies and Risks

ProFunds VP Strategies and Risks

fund might be. This risk may be particularly acute with respect to a ProFund VP whose index underlying its benchmark comprises a small number of stocks or other securities.

Portfolio Turnover Risk (All ProFunds VP except ProFund VP Money Market). Each Fund’s strategy may involve high portfolio turnover to rebalance the Fund’s investment exposure. A high level of portfolio turnover may negatively impact performance by increasing transaction costs and generating greater tax liabilities for shareholders.

Short Sale Risk (Inverse ProFunds VP and ProFund VP Rising Rates Opportunity). Selling short is a technique that may be employed by a ProFund VP to achieve investment exposure consistent with its investment objective. Short selling is accomplished by borrowing a security and then selling it. If a ProFund VP buys back the security at a price lower than the price at which it sold the security plus accrued interest, the ProFund VP will earn a positive return (profit) on the difference. If the current market price is greater when the time comes to buy back the security plus accrued interest, the ProFund VP will incur a negative return (loss) on the transaction. The ProFunds VP use of short sales may involve additional transaction costs and other expenses. As a result, the cost of maintaining a short position may exceed the return on the position, which may cause a ProFund VP to lose money. Under certain market conditions, short sales can increase the volatility, and decrease the liquidity of certain securities or positions and may lower a ProFund VP’s return or result in a loss. Entering into short positions through financial instruments such as futures, options and swap agreements may also cause a ProFund to be exposed to short sale risk. Selling short may be considered an aggressive investment technique.

Small-Cap Company Investment Risk (ProFund VP Small-Cap, ProFund VP Small-Cap Value, ProFund VP Small-Cap Growth, ProFund VP Asia 30, ProFund VP UltraSmall-Cap and ProFund VP Short Small-Cap). The risk of equity investing may be particularly acute for securities of issuers with small market capitalization. Small-cap company stocks may trade at greater spreads or lower trading volumes, and may be less liquid, than the stocks of larger companies. Liquidating positions in small-cap companies could become difficult in turbulent market conditions. Small-cap company stocks tend to have greater fluctuations in price than the stocks of large companies. They may have limited product lines, markets, financial resources or personnel. In addition, small-cap companies tend to lack the financial and personnel resources to handle economic or industry-wide setbacks and, as a result, such setbacks could have a greater effect on small-cap security prices.

Technology Investment Risk (ProFund VP OTC, ProFund VP Ultra OTC, ProFund VP Short OTC, ProFund VP UltraShort OTC, ProFund VP Internet, ProFund VP Semiconductor and ProFund VP Technology). Technology investment risk is the risk that securities of technology companies may be subject to greater volatility than stocks of companies in other market sectors. Technology companies may be affected by intense competition, obsolescence of existing technology, general economic conditions, government regulation and may have limited product lines, markets, financial resources or personnel. Technology companies may experience dramatic and often unpredictable changes in growth rates and competition for qualified personnel. These companies also are heavily dependent on patent and intellectual property rights, the loss or impairment of which may adversely affect profitability. A small number of companies represent a large portion of the technology industry as a whole.

Value Investing Risk (ProFund VP Large-Cap Value, ProFund VP Mid-Cap Value and ProFund VP Small-Cap Value). Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock deemed to be undervalued may actually be appropriately priced or overvalued. “Value” stocks can react differently to issuer, political, market and economic developments than the market as a whole.

Volatility Risk (Ultra ProFunds VP, ProFund VP UltraShort Dow 30, ProFund VP UltraShort OTC, Sector ProFunds VP, Inverse ProFunds VP and Non-Equity ProFunds VP). The ProFunds VP most subject to volatility risk seek to provide a daily investment result that corresponds to a multiple or the inverse multiple of the performance of an index or security. Therefore, they experience greater volatility than the indexes or securities underlying their benchmarks and thus have the potential for greater losses.

Important Concepts and Definitions

This section describes important concepts and definitions that may be unfamiliar to an investor.

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Asset-Backed Securities are generally participations in a pool of assets whose payment is derived from the payments generated by the underlying assets. Payments on the asset-backed security generally consist of interest and/or principal.

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Debt Instruments include bonds and other instruments, such as certificates of deposit, euro time deposits, commercial paper (including asset-backed commercial paper), notes, funding agreements and U.S. Government securities, that are used by U.S. and foreign banks, financial institutions, corporations, or other entities, to borrow money from investors. Holders of debt instruments have a higher priority claim to assets than do holders of equity securities. Typically, the debt issuer pays the investor a fixed, variable or floating rate of interest and must repay the borrowed amount at maturity. Some debt instruments, such as zero coupon bonds, are sold at a discount from their face values instead of paying interest.

>	Depositary Receipts (DRs), include American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs), and New York Shares (NYSs).
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ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers.

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GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world.

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A NYS is a share of New York registry, representing equity ownership in a non-U.S. company, allowing for a part of the capital of the company to be outstanding in the U.S. and part in the home market. It is issued by a U.S. transfer agent and registrar on behalf of the company and created against the cancellation of the local share by the local registrar. One NYS is always equal to one ordinary share. NYS programs are typically managed by the same banks that manage ADRs, as the mechanics of the instrument are very similar. NYSs are used primarily by Dutch companies.

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Equity Securities are securities that include common stock, preferred stock, depositary receipts, convertible securities and rights and warrants. Stocks represent an ownership interest in a corporation.

ProFunds VP Strategies and Risks >	11

ProFunds VP Strategies and Risks

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Financial Instruments The ProFunds VP (excluding ProFund VP Money Market) may utilize a variety of financial instruments in pursuing their investment objectives, including investment contracts whose value is derived from the value of an underlying asset, interest rate, currency or index such as futures contracts, options on futures contracts, swap agreements, forward contracts, structured notes, options on securities and stock indices and cash investments in debt or money market instruments covering such positions. The ProFunds VP (excluding ProFund VP Money Market) may invest in financial instruments as a substitute for investing directly in stocks or bonds. Financial instruments may also be used to employ leveraged investment techniques and as an alternative to selling short. Use of financial instruments may involve costs, in addition to transaction costs. Suitable financial instrument transactions may not be available in all circumstances.

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Forward contracts are two-party contracts entered into with dealers or financial institutions where a purchase or sale of a specific quantity of a commodity, security, foreign currency or other financial instrument at a set price, with delivery and settlement at a specified future date. Forwards may also be structured for cash settlement, rather than physical delivery.

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Futures or futures contracts are contracts to pay a fixed price for an agreed-upon amount of commodities or securities, or the cash value of the commodity or securities on an agreed-upon date. The price of a futures contract theoretically reflects a cost of financing and the dividend or interest yield of the underlying securities.

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Leveraged Investment Techniques Swap agreements, reverse repurchase agreements, borrowing, futures contracts, short sales and options on securities indexes and forward contracts all may be used to create leverage. Use of leveraged investment techniques may involve additional costs and risks to a fund.

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Money Market Instruments are short-term debt instruments that have terms-to-maturity of less than 397 days and exhibit high quality credit profiles. Money market instruments include U.S. Government Securities, securities issued by governments of other developed countries and repurchase agreements.

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Option Contracts grant one party a right, for a price, either to buy or sell a security or futures contract at a fixed price during a specified period or on a specified day. Call options give one the right to buy a stock at an agreed-upon price on or before a certain date. A put option gives one the right to sell a stock at an agreed-upon price on or before a certain date.

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Ordinary Shares are capital stock or equity of a publicly traded company, often referred to as common stock. Ordinary shares receive secondary preference to preferred stock in the distribution of dividends and often assets. Ordinary shares of foreign companies may trade directly on U.S. exchanges.

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Repurchase Agreements are contracts in which the seller of securities, usually U.S. Government Securities or other money market instruments, agrees to buy them back at a specified time and price. Repurchase Agreements are primarily used by the ProFunds VP as a short-term investment vehicle for cash positions.

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Sampling Techniques If ProFund Advisors believes it is appropriate in view of a ProFund VP’s investment objective, a ProFund VP may hold a representative sample of the components in the index underlying a ProFund VP’s benchmark. The sampling process typically involves selecting a representative sample of securities in an index principally to enhance liquidity and reduce transaction costs while seeking to maintain high correlation with, and similar aggregate characteristics (market capitalization and industry weightings) to, the underlying index. In addition, a ProFund VP may obtain exposure to components not included in the index, invest in securities that are not included in the index or may overweight or underweight certain components contained in the index.

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Selling Short entails selling a stock or debt instrument, usually borrowed, and buying it back at a later date. Entering into short positions through financial instruments such as futures, options and swap agreements is intended to have similar investment results as selling short.

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Structured Notes are debt obligations which may include components such as swaps, forwards, options, caps or floors which change its return pattern. Structured notes may be used to alter the risks to a portfolio, or alternatively may be used to expose a portfolio to asset classes or markets in which one does not desire to invest directly.

>	Swap Agreements are two-party contracts where the parties agree to exchange net returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments.
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U.S. Government Securities are issued by the U.S. Government or one of its agencies or instrumentalities. Some, but not all, U.S. Government Securities are guaranteed as to principal or interest and are backed by the full faith and credit of the federal government. Other U.S. Government Securities are backed by the issuer’s right to borrow from the U.S. Treasury and some are backed only by the credit of the issuing organization.

Index Information

A description of the indices currently underlying each ProFund VP’s benchmark are set forth below.

The S&P 500 Index is a measure of large-cap U.S. stock market performance. It is a float adjusted market capitalization weighted index of 500 U.S. operating companies and REITs selected by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of December 31, 2006, the S&P 500 Index included companies with capitalizations between $1.41 billion and $446.94 billion. The average capitalization of the companies comprising the Index was approximately $25.46 billion.

The S&P MidCap 400 Index is a measure of mid-size company U.S. stock market performance. It is a float-adjusted capitalization weighted index of 400 U.S. operating companies and REITs. Securities are selected for inclusion in the index by the S&P U.S. Index Committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization and financial viability. Reconstitution occurs both on a quarterly and ongoing basis. As of December 31, 2006, the S&P MidCap 400 Index included companies with capitalizations between $0.50 billion and $10.62 billion. The average capitalization of the companies comprising the Index was approximately $2.78 billion.

The Russell 2000 Index is a measure of small-cap U.S. stock market performance. It is an adjusted market capitalization weighted index containing approximately 2000 of the smallest companies in the Russell 3000 Index or approximately 8% of the total market capitalization of the Russell 3000® Index, which in turn represents approximately 98% of the investable U.S. equity market. All U.S. companies listed on the NYSE, AMEX or NASDAQ meeting an initial minimum ($1) price are considered for inclusion. Reconstitution occurs annually. Securities are not replaced if they leave the index, however, new issue securities meeting other membership requirements may be added on a quarterly basis. As of December 31, 2006, the Russell 2000 Index included companies with capitalizations between $13.74

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ProFunds VP Strategies and Risks

million and $3.04 billion. The average capitalization of the companies comprising the Index was approximately $1.20 billion.

The NASDAQ-100 Index includes 100 of the largest non-financial domestic and international issues listed on the NASDAQ Stock Market. To be eligible for inclusion companies cannot be in bankruptcy proceedings and must meet certain additional criteria including minimum trading volume and “seasoning” requirements. The Index is calculated under a modified capitalization-weighted methodology. Reconstitution and rebalancing occurs on an annual, quarterly, and ongoing basis. As of December 31, 2006, the NASDAQ-100 Index included companies with capitalizations between $3.54 billion and $293.53 billion. The average capitalization of the companies comprising the Index was approximately $22.33 billion.

The Dow Jones Industrial Average (“DJIA”) is a price-weighted index maintained by editors of The Wall Street Journal. The Index includes 30 large-cap, “blue-chip” U.S. stocks, excluding utility and transportation companies. Components are selected through a discretionary process with no pre-determined criteria except that components should be established U.S. companies that are leaders in their industries, have an excellent reputation, demonstrate sustained growth, are of interest to a large number of investors and accurately represent the sectors covered by the average. The DJIA is not limited to traditionally defined industrial stocks, instead, the index serves as a measure of the entire U.S. market, covering such diverse industries as financial services, technology, retail, entertainment and consumer goods. Composition changes are rare, and generally occur only after corporate acquisitions or other dramatic shifts in a component’s core business. When such an event necessitates that one component be replaced, the entire index is reviewed. As of December 31, 2006, the DJIA included companies with capitalizations between $17.37 billion and $446.94 billion. The average capitalization of the companies comprising the Index was approximately $139.03 billion.

The S&P 500/Citigroup Value Index is designed to provide a comprehensive measure of large-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the value end of the growth-value spectrum. As of December 31, 2006, the S&P 500/Citigroup Value Index included companies with capitalizations between $968.75 million and $274.58 billion. The average capitalization of the companies comprising the Index was approximately $88.91 billion.

The S&P 500/Citigroup Growth Index is designed to provide a comprehensive measure of large-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P 500 Index that have been identified as being on the growth end of the growth-value spectrum. As of December 31, 2006, the S&P 500/Citigroup Growth Index included companies with capitalizations between $410.11 million and $451.03 billion. The average capitalization of the companies comprising the Index was approximately $114.63 billion.

The S&P MidCap 400/Citigroup Value Index is designed to provide a comprehensive measure of mid-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the value end of the growth-value spectrum. As of December 31, 2006, the S&P MidCap 400/Citigroup Value Index included companies with capitalizations between $244.31 million and $6.89 billion. The average capitalization of the companies comprising the Index was approximately $3.49 billion.

The S&P MidCap 400/Citigroup Growth Index is designed to provide a comprehensive measure of mid-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P MidCap 400 Index that have been identified as being on the growth end of the growth-value spectrum. As of December 31, 2006, the S&P MidCap 400/Citigroup Growth Index included companies with capitalizations between $167.77 million and $8.73 billion. The average capitalization of the companies comprising the Index was approximately $4.20 billion.

The S&P SmallCap 600/Citigroup Value Index is designed to provide a comprehensive measure of small-cap U.S. equity “value” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the value end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies and REITs. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of December 31, 2006, the S&P SmallCap 600/Citigroup Value Index included companies with capitalizations between $46.52 million and $2.89 billion. The average capitalization of the companies comprising the Index was approximately $1.30 million.

The S&P SmallCap 600/Citigroup Growth Index is designed to provide a comprehensive measure of small-cap U.S. equity “growth” performance. It is an unmanaged float adjusted market capitalization weighted index comprised of stocks representing approximately half the market capitalization of the S&P SmallCap 600 Index that have been identified as being on the growth end of the growth-value spectrum. (Note: The S&P SmallCap 600 Index is a measure of small-cap company U.S. stock market performance. It is a float adjusted market capitalization weighted index of 600 U.S. operating companies. Securities are selected for inclusion in the index by an S&P committee through a non-mechanical process that factors criteria such as liquidity, price, market capitalization, financial viability, and public float.) As of December 31, 2006, the S&P SmallCap 600/Citigroup Growth Index included companies with capitalizations between $36.41 million and $3.64 billion. The average capitalization of the companies comprising the Index was approximately $1.68 billion.

The ProFunds Asia 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in the Asia/Pacific region, excluding Japan, and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Asia 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of December 31, 2006, the ProFunds Asia 30 Index included companies with capitalizations between $406.9 million and $253.6 billion. The average capitalization of the companies comprising the Index was approximately $31.7 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

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ProFunds VP Strategies and Risks

The ProFunds Europe 30 Index, created by ProFund Advisors, is composed of companies whose principal offices are located in Europe and whose securities are traded on U.S. exchanges or on the NASDAQ as depositary receipts or ordinary shares. The component companies in the ProFunds Europe 30 Index are determined annually based upon their U.S. dollar-traded volume. Their relative weights are determined based on a modified market capitalization method. As of December 31, 2006, the ProFunds Europe 30 Index included companies with capitalizations between $3.8 billion and $229.6 billion. The average capitalization of the companies comprising the Index was approximately $81.9 billion. The component companies of the Index are listed in an appendix to the Statement of Additional Information.

The Nikkei 225 Stock Average (“Nikkei”) is a modified priceweighted index of the 225 most actively traded and liquid Japanese companies listed in the First Section of the Tokyo Stock Exchange. The Nikkei is calculated from the prices of the 225 Tokyo Stock Exchange (“TSE”) First Section stocks selected to represent a broad cross-section of Japanese industries and the overall performance of the Japanese equity market. Nihon Keizai Shimbun, Inc. is the sponsor of the Index. Companies in the Nikkei are reviewed annually. Emphasis is placed on maintaining the Index’s historical continuity while keeping the Index composed of stocks with high market liquidity. The sponsor consults with various market experts, considers company specific information and the overall composition of the Index. As of December 31, 2006, the Nikkei included companies with capitalizations between $282.30 million and $241.33 billion. The average capitalization of the companies comprising the Index was approximately $13.54 billion.

The Dow Jones U.S. Banks Index measures the performance of the banking sector of the U.S. equity market. Component companies include regional and major U.S. domiciled banks, engaged in a wide range of financial services, including retail banking, loans and money transmissions. As of December 31, 2006, the Dow Jones U.S. Banks Index included companies with capitalizations between $267.02 million and $276.89 billion. The average capitalization of the companies comprising the Index was approximately $15.26 billion.

The Dow Jones U.S. Basic Materials Index measures the performance of the basic materials industry of the U.S. equity market. Component companies are involved in the production of aluminum, steel, non ferrous metals, commodity chemicals, specialty chemicals, forest products, paper products, as well as the mining of precious metals and coal. As of December 31, 2006, the Dow Jones U.S. Basic Materials Index included companies with capitalizations between $521.51 million and $44.81 billion. The average capitalization of the companies comprising the Index was approximately $18.69 billion.

The Dow Jones U.S. Biotechnology Index measures the performance of the biotechnology subsector of the U.S. equity market. Component companies engaged in research and development of biological substances for drug discovery and diagnostic development. These companies derive most of their revenue from the sale or licensing of drugs and diagnostic tools. As of December 31, 2006, the Dow Jones U.S. Biotechnology Index included companies with capitalizations between $229.83 million and $79.68 billion. The average capitalization of the companies comprising the Index was approximately $6.27 billion.

The Dow Jones U.S. Consumer Goods Index measures the performance of the consumer goods industry of the U.S. equity market. Component companies include automobiles and auto parts and tires, brewers and distillers, farming and fishing, durable and nondurable household product manufacturers, cosmetic companies, food and tobacco products, clothing, accessories and footwear. As of December 31, 2006, the Dow Jones U.S. Consumer Goods Index included companies with capitalizations between $391.09 million and $204.07 billion. The average capitalization of the companies comprising the Index was approximately $81.04 billion.

The Dow Jones U.S. Consumer Services Index measures the performance of consumer spending in the services industry of the U.S. equity market. Component companies include airlines, broadcasting and entertainment, apparel and broadline retailers, food and drug retailers, media agencies, publishing, gambling, hotels, restaurants and bars, and travel and tourism. As of December 31, 2006, the Dow Jones U.S. Consumer Services Index included companies with capitalizations between $251 million and $7.37 billion. The average capitalization of the companies comprising the Index was approximately $7.37 billion.

The Dow Jones U.S. Financials Index measures the performance of the financial services industry of the U.S. equity market. Component companies include regional banks; major U.S. domiciled international banks; full line, life, and property and casualty insurance companies; companies that invest, directly or indirectly in real estate; diversified financial companies such as Fannie Mae, credit card issuers, check cashing companies, mortgage lenders and investment advisers; securities brokers and dealers including investment banks, merchant banks and online brokers; and publicly traded stock exchanges. As of December 31, 2006, the Dow Jones U.S. Financials Index included companies with capitalizations between $267.02 million and $276.90 billion. The average capitalization of the companies comprising the Index was approximately $84.39 billion.

The Dow Jones U.S. Health Care Index measures the performance of the health care industry of the U.S. equity market. Component companies include health care providers, biotechnology companies, medical supplies, advanced medical devices and pharmaceuticals. As of December 31, 2006, the Dow Jones U.S. Health Care Index included companies with capitalizations between $229.84 million and $191.42 billion. The average capitalization of the companies comprising the Index was approximately $73.60 billion.

The Dow Jones U.S. Industrials Index measures the performance of the industrial industry of the U.S. equity market. Component companies include building materials, heavy construction, factory equipment, heavy machinery, industrial services, pollution control, containers and packaging, industrial diversified, air freight, marine transportation, railroads, trucking, land-transportation equipment, shipbuilding, transportation services, advanced industrial equipment, electric components and equipment, and aerospace. As of December 31, 2006, the Dow Jones U.S. Industrials Index included companies with capitalizations between $313.31 million and $386.92 billion. The average capitalization of the companies comprising the Index was approximately $97.93 billion.

The Dow Jones Composite Internet Index measures the performance of stocks in the U.S. equity markets that generate the majority of their revenues from the Internet. The Index is composed of two sub-groups: Internet Commerce — companies that derive the majority of their revenues from providing goods and/ or services through an open network, such as a web site. Internet Services — companies that derive the majority of their revenues from providing access to Internet or providing services to people using Internet. As of December 31, 2006, the Dow Jones Composite Internet Index included companies with capitalizations between $135.13 million and $12.45 billion. The average capitalization of the companies comprising the Index was approximately $3.17 billion.

14	< ProFunds VP Strategies and Risks

ProFunds VP Strategies and Risks

The Dow Jones U.S. Oil & Gas Index measures the performance of the oil and gas industry of the U.S. equity market. Component companies include oil drilling equipment and services, oil companies-major, oil companies-secondary, pipelines, liquid, solid or gaseous fossil fuel producers and service companies. As of December 31, 2006, the Dow Jones U.S. Oil & Gas Index included companies with capitalizations between $644.39 million and $446.91 billion. The average capitalization of the companies comprising the Index was approximately $181.46 billion.

The Dow Jones U.S. Pharmaceuticals Index measures the performance of the pharmaceuticals subsector of the U.S. equity market. Component companies include the makers of prescription and over-the-counter drugs, such as birth control pills, vaccines, aspirin and cold remedies. As of December 31, 2006, the Dow Jones U.S. Pharmaceuticals Index included companies with capitalizations between $602.65 million and $191.41 billion. The average capitalization of the companies comprising the Index was approximately $28.84 billion.

The Dow Jones Precious Metals Index measures the performance of the precious metals mining industry. Component companies include leading miners and producers of gold, silver and platinum-group metals whose securities are available to U.S. investors during U.S. trading hours. As of December 31, 2006, the Dow Jones Precious Metals Index included companies with capitalizations between $849.03 million and $26.49 billion. The average capitalization of the companies comprising the Index was approximately $8.11 billion.

The Dow Jones U.S. Real Estate Index measures the performance of the real estate sector of the U.S. equity market. Component companies include those that invest directly or indirectly through development, management or ownership of shopping malls, apartment buildings and housing developments; and real estate investment trusts (“REITs”) that invest in apartments, office and retail properties. REITs are passive investment vehicles that invest primarily in income-producing real estate or real estate related loans or interests. As of December 31, 2006, the Dow Jones U.S. Real Estate Index included companies with capitalizations between $620.03 million and $22.37 billion. The average capitalization of the companies comprising the Index was approximately $8.79 billion.

The Dow Jones U.S. Semiconductors Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the production of semiconductors and other integrated chips, as well as other related products such as semiconductor capital equipment and motherboards. As of December 31, 2006, the Dow Jones U.S. Semiconductors Index included companies with capitalizations between $267.86 million and $117.78 billion. The average capitalization of the companies comprising the Index was approximately $5.87 billion.

The Dow Jones U.S. Technology Index measures the performance of the technology industry of the U.S. equity market. Component companies include those involved in computers and office equipment, software, communications technology, semiconductors, diversified technology services and Internet services. As of December 31, 2006, the Dow Jones U.S. Technology Index included companies with capitalizations between $267.87 million and $261.44 billion. The average capitalization of the companies comprising the Index was approximately $96.69 billion.

The Dow Jones U.S. Telecommunications Index measures the performance of the telecommunications industry of the U.S. equity market. Component companies include fixed-line communications and wireless communications companies. As of December 31, 2006, the Dow Jones U.S. Telecommunications Index included companies with capitalizations between $643.53 million and $137.38 billion. The average capitalization of the companies comprising the Index was approximately $86.54 billion.

The Dow Jones U.S. Utilities Index measures the performance of the utilities industry of the U.S. equity market. Component companies include electric utilities, gas utilities and water utilities. As of December 31, 2006, the Dow Jones U.S. Utilities Index included companies with capitalizations between $1.14 million and $41.65 billion. The average capitalization of the companies comprising the Index was approximately $17.56 billion.

“Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500,” “S&P MidCap 400,” “S&P 500/Citigroup Value Index,” “S&P 500/Citigroup Growth Index,” “S&P MidCap 400,” “Standard & Poor’s MidCap 400,” “S&P SmallCap 600,” “Standard & Poor’s SmallCap 600,” “S&P MidCap 400/Citigroup Growth Index,” “S&P MidCap 400/Citigroup Value Index,” “S&P SmallCap 600/Citigroup Growth Index” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc. and have been licensed for use by ProFunds. “Dow Jones,” “Dow 30,” “Dow Jones Industrial AverageTM,” “DJIA,” and the name of each Dow Jones sector index are trademarks of Dow Jones & Company, Inc. and have been licensed for use for certain purposes by ProFunds VPs. “NASDAQ-100® Index” is a trademark of The NASDAQ Stock Market, Inc. (“NASDAQ”). The “Nikkei Stock Average” is a trademark of Nihon Keizai Shimbun, Inc. “Russell 2000®” and “Russell 3000” are trademarks of the Frank Russell Company. “Philadelphia Stock Exchange®,” “PHLX®,” “PHLX Gold/Silver SectorSM” and “XAUSM” are trademarks or service marks of the Philadelphia Stock Exchange, Inc. MSCI® EAFE® is a trademark of Morgan Stanley Capital International, Inc. “BNY”, “The Bank of New York Emerging Markets 50 ADR Index”, and “The Bank of New York ADR Index” are service marks of The Bank of New York and have been licensed for use for certain purposes by ProFunds. The ProFunds VP are not sponsored, endorsed, sold or promoted by these organizations and the organizations make no representations regarding the advisability of investing in ProFunds VP.

Dow Jones does not:

>	Sponsor, endorse, sell or promote ProFunds VP.
>	Recommend that any person invest in the ProFunds VP or any other securities.
>	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.
>	Have any responsibility or liability for the administration, management of marketing of the ProFunds VP.
>	Consider the needs of the ProFunds VP or the owners of the ProFunds VP in determining, composing or calculating the Dow Jones sector indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

>

The results to be obtained by the ProFunds VP, the owner of the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

>	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or
>	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

ProFunds VP Strategies and Risks >	15

ProFunds VP Strategies and Risks

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data. Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

(Please see the Statement of Additional Information, which sets forth certain additional disclaimers and limitations of liabilities).

16	< ProFunds VP Strategies and Risks

Classic ProFunds may be appropriate for investors who:

>	want to achieve investment results that correspond to the daily performance of a particular index.

Classic ProFunds VP

ProFund VP	Index	Daily Benchmark
Bull	S&P 500 Index	Match (100%)
Small-Cap	Russell 2000 Index	Match (100%)
Dow 30	Dow Jones Industrial Average	Match (100%)
OTC	NASDAQ-100 Index	Match (100%)
Large-Cap Value	S&P 500/Citigroup Value Index	Match (100%)
Large-Cap Growth	S&P 500/Citigroup Growth Index	Match (100%)
Mid-Cap Value	S&P MidCap 400/Citigroup Value Index	Match (100%)
Mid-Cap Growth	S&P MidCap 400/Citigroup Growth Index	Match (100%)
Small-Cap Value	S&P SmallCap 600/Citigroup Value Index	Match (100%)
Small-Cap Growth	S&P SmallCap 600/Citigroup Growth Index	Match (100%)
Asia 30	ProFunds Asia 30 Index	Match (100%)
Europe 30	ProFunds Europe 30 Index	Match (100%)
Japan	Nikkei 225 Stock Average	Match (100%)

Classic ProFunds VP >	17

ProFund VP Bull

Investment Objective

ProFund VP Bull seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500 Index.

Principal Investment Strategy

ProFund VP Bull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500 Index. ProFund VP Bull may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Bull are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk and portfolio turnover risk.

For more information on ProFund VP Bull’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Bull by showing the variability of ProFund VP Bull returns from year to year and by comparing average annual total returns of ProFund VP Bull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Bull for one quarter was 14.62% (quarter ended June 30, 2003) and the lowest return was –17.78% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Bull	13.66%	3.94%	1.52%	05/01/01
S&P 500 Index (1)	15.80%	6.19%	3.80%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bull. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.67%

Total Annual Fund Operating Expenses	1.67%
Fee Waivers/Reimbursements**	-0.04%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Bull	$166	$523	$904	$1,973

18	< ProFund VP Bull

ProFund VP Small-Cap

Investment Objective

ProFund VP Small-Cap seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Russell 2000 Index.

Principal Investment Strategy

ProFund VP Small-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Russell 2000 Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Small-Cap may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Small-Cap are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and small-cap company investment risk.

For more information on ProFund VP Small-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Small-Cap by showing the variability of ProFund VP Small-Cap returns from year to year and by comparing average annual total returns of ProFund VP Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap for one quarter was 21.54% (quarter ended June 30, 2003) and the lowest return was –20.63% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Small-Cap	14.75%	8.80%	6.80%	05/01/01
Russell 2000 Index (1)	18.44%	11.45%	10.16%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.59%

Total Annual Fund Operating Expenses	1.59%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap	$162	$502	$866	$1,889

ProFund VP Small-Cap >	19

ProFund VP Dow 30

Investment Objective

ProFund VP Dow 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Industrial Average (DJIA).

Principal Investment Strategy

ProFund VP Dow 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the DJIA and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Dow 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Dow 30 will have industry concentrations to approximately the same extent as the DJIA.

Principal Risk Considerations

The principal risks of investing in ProFund VP Dow 30 are market risk, equity risk, counterparty risk, credit risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, early close/trading halt risk and portfolio turnover risk.

For more information on ProFund VP Dow 30’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

ProFund VP Dow 30 commenced investment operations May 1, 2006. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Dow 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.69%

Total Annual Fund Operating Expenses	1.69%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Dow 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Dow 30	$166	$527	$912	$1,993

20	< ProFund VP Dow 30

ProFund VP OTC

Investment Objective

ProFund VP OTC seeks daily investment results, before fees and expenses, that correspond to the daily performance of the NASDAQ-100 Index.

Principal Investment Strategy

ProFund VP OTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the NASDAQ-100 Index. Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter market and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP OTC may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP OTC are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and technology investment risk.

For more information on ProFund VP OTC’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP OTC by showing the variability of ProFund VP OTC returns from year to year and by comparing average annual total returns of ProFund VP OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP OTC for one quarter was 17.47% (quarter ended December 31, 2002) and the lowest return was –28.03% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP OTC	5.46%	0.65%	-8.15%	01/22/01
NASDAQ-100 Index (1)	7.30%	2.49%	-6.40%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.67%

Total Annual Fund Operating Expenses	1.67%
Fee Waivers/Reimbursements**	-0.04%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP OTC	$166	$523	$904	$1,973

ProFund VP OTC >	21

ProFund VP Large-Cap Value

Investment Objective

ProFund VP Large-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Value Index.

Principal Investment Strategy

ProFund VP Large-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Citigroup Value Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Large-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Large-Cap Value are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and value investing risk.

For more information on ProFund VP Large-Cap Value’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Large-Cap Value by showing the variability of ProFund VP Large-Cap Value returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Large-Cap Value or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Large-Cap Value for one quarter was 7.26% (quarter ended December 31, 2006) and the lowest return was –3.28% (quarter ended March 31, 2005).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Large-Cap Value	18.67%	12.45%	05/03/04
S&P 500/Citigroup Value Index (1)	20.85%	15.14%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Large-Cap Value. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.70%

Total Annual ProFund Operating Expenses	1.70%
Fee Waivers/Reimbursements**	-0.07%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Large-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Value	$166	$529	$916	$2,003

22	< ProFund VP Large-Cap Value

ProFund VP Large-Cap Growth

Investment Objective

ProFund VP Large-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P 500/Citigroup Growth Index.

Principal Investment Strategy

ProFund VP Large-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P 500/Citigroup Growth Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Large-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Large-Cap Growth are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and growth investing risk.

For more information on ProFund VP Large-Cap Growth’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Large-Cap Growth by showing the variability of ProFund VP Large-Cap Growth returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Large-Cap Growth or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Large-Cap Growth for one quarter was 5.58% (quarter ended September 30, 2006) and the lowest return was –3.88% (quarter ended June 30, 2006).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Large-Cap Growth	9.06%	5.71%	05/03/04
S&P 500/Citigroup Growth Index (1)	11.04%	7.80%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Large-Cap Growth. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Large-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Large-Cap Growth	$166	$531	$921	$2,013

ProFund VP Large-Cap Growth >	23

ProFund VP Mid-Cap Value

Investment Objective

ProFund VP Mid-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Value Index.

Principal Investment Strategy

ProFund VP Mid-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Citigroup Value Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Mid-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Mid-Cap Value are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, mid-cap company investment risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and value investing risk.

For more information on ProFund VP Mid-Cap Value’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Mid-Cap Value by showing the variability of ProFund VP Mid-Cap Value returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Mid-Cap Value or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Mid-Cap Value for one quarter was 18.46% (quarter ended June 30, 2003) and the lowest return was –6.80% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Mid-Cap Value	12.30%	8.93%	05/01/02
S&P MidCap 400/Citigroup Value Index (1)	14.98%	12.26%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Value. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap Value	$166	$531	$921	$2,013

24	< ProFund VP Mid-Cap Value

ProFund VP Mid-Cap Growth

Investment Objective

ProFund VP Mid-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P MidCap 400/Citigroup Growth Index.

Principal Investment Strategy

ProFund VP Mid-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P MidCap 400/Citigroup Growth Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Mid-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Mid-Cap Growth are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, mid-cap company investment risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and growth investing risk.

For additional information on ProFund VP Mid-Cap Growth’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Mid-Cap Growth by showing the variability of ProFund VP Mid-Cap Growth returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Mid-Cap Growth or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Mid-Cap Growth for one quarter was 15.45% (quarter ended June 30, 2003) and the lowest return was –4.83% (quarter ended June 30, 2006).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Mid-Cap Growth	3.98%	5.42%	05/01/02
S&P MidCap 400/Citigroup Growth Index (1)	5.90%	8.09%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Mid-Cap Growth. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Mid-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Mid-Cap Growth	$166	$531	$921	$2,013

ProFund VP Mid-Cap Growth >	25

ProFund VP Small-Cap Value

Investment Objective

ProFund VP Small-Cap Value seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Value Index.

Principal Investment Strategy

ProFund VP Small-Cap Value invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Citigroup Value Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Small-Cap Value may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Small-Cap Value are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, small-cap company investment risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and value investing risk.

For more information on ProFund VP Small-Cap Value’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Small-Cap Value by showing the variability of ProFund VP Small-Cap Value returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap Value or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap Value for one quarter was 21.33% (quarter ended June 30, 2003) and the lowest return was –9.34% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Small-Cap Value	17.43%	7.75%	05/01/02
S&P SmallCap 600/Citigroup Value Index (1)	19.66%	11.12%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Value. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.74%

Total Annual Fund Operating Expenses	1.74%
Fee Waivers/Reimbursements**	-0.11%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Value with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Value	$166	$537	$933	$2,043

26	< ProFund VP Small-Cap Value

ProFund VP Small-Cap Growth

Investment Objective

ProFund VP Small-Cap Growth seeks daily investment results, before fees and expenses, that correspond to the daily performance of the S&P SmallCap 600/Citigroup Growth Index.

Principal Investment Strategy

ProFund VP Small-Cap Growth invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the S&P SmallCap 600/Citigroup Growth Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Small-Cap Growth may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Small-Cap Growth are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, small-cap company investment risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and growth investing risk.

For more information on ProFund VP Small-Cap Growth’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Small-Cap Growth by showing the variability of ProFund VP Small-Cap Growth returns from year to year and by comparing average annual total returns to a broad measure of market performance. Past performance is no guarantee of future results. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Small-Cap Growth or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Small-Cap Growth for one quarter was 16.50% (quarter ended June 30, 2003) and the lowest return was –5.47% (quarter ended June 30, 2006).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Small-Cap Growth	8.65%	8.49%	05/01/02
S&P SmallCap 600/Citigroup Growth Index (1)	10.56%	11.02%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Small-Cap Growth. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Small-Cap Growth with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Small-Cap Growth	$166	$531	$921	$2,013

ProFund VP Small-Cap Growth >	27

ProFund VP Asia 30

Investment Objective

ProFund VP Asia 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Asia 30 Index.

Principal Investment Strategy

ProFund VP Asia 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Asia 30 Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities of Asian companies contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Asia 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Asia 30 will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Asia 30 are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, foreign investment risk, foreign currency risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and small-cap company investment risk.

To the extent the Index is concentrated in issuers conducting business in the telecommunications sector, the telecommunications companies making up ProFund VP Asia 30’s investments are subject to the following risks: companies in the telecommunications sector need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; technological innovations may make the products and services of telecommunications companies obsolete; and securities of companies in the telecommunications sector may underperform those of other sectors and/or fixed income investments.

For more information on ProFund VP Asia 30’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Asia 30 by showing the variability of ProFund VP Asia 30 returns from year to year and by comparing average annual total returns of ProFund VP Asia 30 to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Asia 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Asia 30 for one quarter was 30.34% (quarter ended June 30, 2003) and the lowest return was –8.76% (quarter ended June 30, 2004).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Asia 30	39.29%	17.70%	05/01/02
ProFunds Asia 30 Index (1)	38.80%	18.32%
MSCI AC Asia Pacific Free Excluding Japan Index (1)(2)	33.62%	22.52%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. (2) A free float-adjusted market capitalization index that is designed to measure equity market performance in Asia, excluding Japan.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Asia 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.66%

Total Annual Fund Operating Expenses	1.66%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Asia 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Asia 30	$166	$520	$899	$1,963

28	< ProFund VP Asia 30

ProFund VP Europe 30

Investment Objective

ProFund VP Europe 30 seeks daily investment results, before fees and expenses, that correspond to the daily performance of the ProFunds Europe 30 Index.

Principal Investment Strategy

ProFund VP Europe 30 invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the ProFunds Europe 30 Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Europe 30 may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Europe 30 are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, counterparty risk, credit risk, foreign investment risk, early close/trading halt risk, portfolio turnover risk and foreign currency risk.

For more information on ProFund VP Europe 30’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Europe 30 by showing the variability of ProFund VP Europe 30 returns from year to year and by comparing average annual total returns of ProFund VP Europe 30 to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Europe 30 or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Europe 30 for one quarter was 20.35% (quarter ended December 31, 2003) and the lowest return was –21.54% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Europe 30	17.51%	8.38%	2.74%	10/18/99
ProFunds Europe 30 Index (1)	15.56%	8.14%	2.24%
Dow Jones STOXX 50 Index (1)(2)	27.35%	11.87%	7.19%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. (2) The Dow Jones STOXX 50 Index is a capitalization-weighted index of 50 European blue-chip stocks.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Europe 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.65%

Total Annual Fund Operating Expenses	1.65%
Fee Waivers/Reimbursements**	-0.02%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Europe 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Europe 30	$166	$518	$895	$1,953

ProFund VP Europe 30 >	29

ProFund VP Japan

Investment Objective

ProFund VP Japan seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Nikkei 225 Stock Average.

Since the Japanese markets are not open when ProFund VP Japan values its shares, ProFund VP Japan determines its success in meeting this investment objective by comparing its daily return on a given day with the daily performance of related futures contracts traded in the United States related to the Nikkei 225 Stock Average.

The ProFund VP Japan seeks to provide a return consistent with an investment in the component equities in the Nikkei 225 Stock Average hedged to U.S. Dollars.

Principal Investment Strategy

ProFund VP Japan invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as the Nikkei 225 Stock Average (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Japan may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Japan are active investor risk, market risk, equity risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, geographic concentration risk, counterparty risk, credit risk, foreign investment risk, foreign currency risk, early close/trading halt risk and portfolio turnover risk.

The performance of ProFund VP Japan will depend heavily on how Japanese stock markets perform. When Japanese stock prices fall, investors should generally expect the value of their investment to fall as well. ProFund VP Japan is also subject to valuation time risk. ProFund VP Japan generally values its assets as of the close of the New York Stock Exchange. Such valuation will reflect market perceptions and trading activity on the U.S. financial markets since the calculation of the closing level of the Index. The Index is determined prior to the opening of the New York Stock Exchange. As a result, the daily performance correlation of ProFund VP Japan may vary significantly from the closing performance of the Index. However, ProFund Advisors believes that over time ProFund VP Japan’s performance will correlate highly with the movement of the Index.

For more information on ProFund VP Japan’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Japan by showing the variability of ProFund VP Japan returns from year to year and by comparing average annual total returns of ProFund VP Japan to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Japan or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Japan for one quarter was 19.29% (quarter ended September 30, 2005) and the lowest return was –9.43% (quarter ended September 30, 2004).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Japan	10.86%	10.13%	05/01/02
Nikkei 225 Stock Average – USD terms (1)	6.91%	11.47%
Nikkei 225 Stock Average – Local (yen) terms	7.91%	9.90%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Japan. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.66%

Total Annual Fund Operating Expenses	1.66%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Japan with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Japan	$166	$520	$899	$1,963

30	< ProFund VP Japan

Ultra ProFunds VP may be appropriate for investors who:

>

believe that the value of a particular index will increase, and that by investing with the objective of doubling or increasing by one and one-half times the index’s daily return they will achieve superior results.

>	are seeking to correspond to an index’s daily return with half the investment required of a conventional index fund.

Ultra ProFunds VP

ProFund VP	Index	Daily Benchmark
UltraBull	S&P 500 Index	Double (200%)
UltraMid-Cap	S&P MidCap 400 Index	Double (200%)
UltraSmall-Cap	Russell 2000 Index	Double (200%)
UltraOTC	NASDAQ-100 Index	Double (200%)

Ultra ProFunds VP	31

ProFund VP UltraBull

Investment Objective

ProFund VP UltraBull seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P 500 Index.

If ProFund VP UltraBull is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P 500 Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

ProFund VP UltraBull takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P 500 Index. ProFund VP UltraBull will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP UltraBull are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and volatility risk.

For more information on ProFund VP UltraBull’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The performance information set forth below (prior to May 1, 2003) was achieved during a period in which ProFund VP UltraBull pursued the investment goal of seeking daily investment results, before fees and expenses, that corresponded to one and one-half times (150%) the daily performance of the S&P 500 Index.

The bar chart below and table below provide an indication of the risks of investing in ProFund VP UltraBull by showing the variability of ProFund VP UltraBull returns from year to year and by comparing average annual total returns of ProFund VP UltraBull to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraBull or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraBull for one quarter was 26.27% (quarter ended June 30, 2003) and the lowest return was –26.90% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP UltraBull	23.06%	7.65%	1.53%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraBull. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.72%

Total Annual Fund Operating Expenses	1.72%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraBull with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraBull	$166	$533	$925	$2,023

32	< ProFund VP UltraBull

ProFund VP UltraMid-Cap

Investment Objective

ProFund VP UltraMid-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the S&P MidCap 400 Index.

If ProFund VP UltraMid-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the S&P MidCap 400 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

ProFund VP UltraMid-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the S&P MidCap 400 Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP UltraMid-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP UltraMid-Cap are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, volatility risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and mid-cap company investment risk.

For more information on ProFund VP UltraMid-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance
The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraMid-Cap by showing the variability of ProFund VP UltraMid-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraMid-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraMid-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraMid-Cap for one quarter was 36.00% (quarter ended June 30, 2003) and the lowest return was –11.14% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP UltraMid-Cap	10.64%	11.12%	05/01/02
S&P MidCap 400 Index (1)	10.32%	10.19%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraMid-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.70%

Total Annual Fund Operating Expenses	1.70%
Fee Waivers/Reimbursements**	-0.07%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraMid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraMid-Cap	$166	$529	$916	$2,003

ProFund VP UltraMid-Cap >	33

ProFund VP UltraSmall-Cap

Investment Objective

ProFund VP UltraSmall-Cap seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the Russell 2000 Index.

If ProFund VP UltraSmall-Cap is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the Russell 2000 Index when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

ProFund VP UltraSmall-Cap invests in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the Russell 2000 Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP UltraSmall-Cap will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP UltraSmall-Cap are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, volatility risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and small-cap company investment risk.

For more information on ProFund VP UltraSmall-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraSmall-Cap by showing the variability of ProFund VP UltraSmall-Cap returns from year to year and by comparing average annual total returns of ProFund VP UltraSmall-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraSmall-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraSmall-Cap for one quarter was 48.25% (quarter ended June 30, 2003) and the lowest return was –39.45% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Year	Since Inception	Inception Date
ProFund VP UltraSmall-Cap	26.05%	13.54%	7.01%	10/18/99
Russell 2000 Index (1)	18.44%	11.45%	11.00%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraSmall-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.67%

Total Annual Fund Operating Expenses	1.67%
Fee Waivers/Reimbursements**	-0.04%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraSmall-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the

Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraSmall-Cap	$166	$523	$904	$1,973

34	< ProFund VP UltraSmall-Cap

ProFund VP UltraOTC

Investment Objective

ProFund VP UltraOTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraOTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as the NASDAQ-100 Index (Index) when the Index rises on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as the Index when the Index declines on a given day.

Principal Investment Strategy

ProFund VP UltraOTC takes positions in equity securities and/or financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the NASDAQ-100 Index. Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities traded on NASDAQ or other over-the-counter market and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP UltraOTC will employ leveraged investment techniques and may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP UltraOTC are active investor risk, market risk, equity risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, volatility risk, counterparty risk, credit risk, early close/trading halt risk , portfolio turnover risk and technology investment risk.

For more information on ProFund VP UltraOTC’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP UltraOTC by showing the variability of ProFund VP UltraOTC returns from year to year and by comparing average annual total returns of ProFund VP UltraOTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP UltraOTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP UltraOTC for one quarter was 71.28% (quarter ended December 31, 2001) and the lowest return was –61.84% (quarter ended September 30, 2001).

Average Annual Total Returns As of December 31, 2006	One Year	Five Year	Since Inception	Inception Date
ProFund VP UltraOTC	4.93%	-6.22%	-23.68%	10/18/99
NASDAQ-100 Index (1)	7.30%	2.49%	-3.81%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraOTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.69%

Total Annual Fund Operating Expenses	1.69%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraOTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP UltraOTC	$166	$527	$912	$1,993

ProFund VP UltraOTC >	35

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36

Inverse ProFunds VP may be appropriate for investors who:

>	expect the value of a particular index to decrease and desire to earn a profit as a result of the index declining.
>	are attempting to hedge the value of a diversified portfolio of stocks and/or stock mutual funds from an anticipated market downturn.

Inverse ProFunds VP

ProFund VP	Index	Daily Benchmark
Bear	S&P 500 Index	100% of the Inverse
Short Mid-Cap	S&P MidCap 400 Index	100% of the Inverse
Short Small-Cap	Russell 2000 Index	100% of the Inverse
Short Dow 30	Dow Jones Industrial Average	100% of the Inverse
Short OTC	NASDAQ-100 Index	100% of the Inverse
UltraShort Dow 30	Dow Jones Industrial Average	200% of the Inverse
UltraShort OTC	NASDAQ-100 Index	200% of the Inverse

Inverse ProFunds VP >	37

ProFund VP Bear

Investment Objective

ProFund VP Bear seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P 500 Index.

If ProFund VP Bear is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P 500 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Bear takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the S&P 500 Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Bear are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and leverage risk.

For more information on ProFund VP Bear’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Bear by showing the variability of ProFund VP Bear returns from year to year and by comparing average annual total returns of ProFund VP Bear to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Bear or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Bear for one quarter was 17.66% (quarter ended September 30, 2002) and the lowest return was –13.96% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Bear	-7.50%	-5.70%	-2.28%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Bear. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.69%

Total Annual Fund Operating Expenses	1.69%
Fee Waivers/Reimbursements**	-0.06%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Bear with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Bear	$166	$527	$912	$1,993

38	< ProFund VP Bear

ProFund VP Short Mid-Cap

Investment Objective

ProFund VP Short Mid-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the S&P MidCap 400 Index.

If ProFund VP Short Mid-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the S&P MidCap 400 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Short Mid-Cap invests in financial instruments that should have similar daily return characteristics as the inverse of the S&P MidCap 400. Under normal circumstances, this ProFund VP commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Short Mid-Cap are active investor risk, counterparty risk, credit risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, leverage risk, credit risk, counterparty risk, early close/trading halt risk, portfolio turnover risk and mid-cap company investment risk.

For more information on ProFund VP Short Mid-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short Mid-Cap by showing the variability of ProFund VP Short Mid-Cap returns from year to year and by comparing average annual total returns of ProFund VP Short Mid-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short Mid-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Short Mid-Cap for one quarter was 4.63% (quarter ended June 30, 2006) and the lowest return was –5.95% (quarter ended March 31, 2006).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Short Mid-Cap	-3.64%	-7.54%	11/22/04
S&P MidCap 400 Index (1)	10.32%	13.47%

(1)

Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short Mid-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.80%

Total Annual Fund Operating Expenses	1.80%
Fee Waivers/Reimbursements**	-0.17%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Mid-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Mid-Cap	$166	$550	$959	$2,102

ProFund VP Short Mid-Cap >	39

ProFund VP Short Small-Cap

Investment Objective

ProFund VP Short Small-Cap seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Russell 2000 Index.

If ProFund VP Short Small-Cap is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the Russell 2000 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Short Small-Cap invests in financial instruments that should have similar daily return characteristics as the inverse of the Russell 2000 Index. Under normal circumstances, this ProFund VP commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Short Small-Cap are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, leverage risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and small-cap company investment risk.

For more information on ProFund VP Short Small-Cap’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short Small-Cap by showing the variability of ProFund VP Short Small-Cap returns from year to year and by comparing average annual total returns of ProFund VP Short Small-Cap to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short Small-Cap or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Short Small-Cap for one quarter was 7.75% (quarter ended September 30, 2004) and the lowest return was –19.07% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Short Small-Cap	-11.73%	-15.24%	09/03/02
Russell 2000 Index (1)	18.44%	19.94%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short Small-Cap. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.66%

Total Annual Fund Operating Expenses	1.66%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Small-Cap with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Small-Cap	$166	$520	$899	$1,963

40	< ProFund VP Short Small-Cap

ProFund VP Short Dow 30

Investment Objective

ProFund VP Short Dow 30 seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (DJIA).

If ProFund VP Short Dow 30 is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the DJIA when the DJIA rises on a given day.

Principal Investment Strategy

ProFund VP Short Dow 30 takes positions in financial instruments that should have similar daily return characteristics as the inverse of the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the DJIA. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Short Dow 30 are market risk, equity risk, counterparty risk, credit risk, concentration risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, early close/trading halt risk, portfolio turnover risk and leverage risk.

For more information on ProFund VP Short Dow 30’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

ProFund VP Short Dow 30 commenced investment operations May 1, 2006. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short Dow 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	1.25%

Total Annual Fund Operating Expenses	2.25%
Fee Waivers/Reimbursements**	-0.62%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short Dow 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short Dow 30	$166	$644	$1,148	$2,537

ProFund VP Short Dow 30 >	41

ProFund VP Short OTC

Investment Objective

ProFund VP Short OTC seeks daily investment results, before fees and expenses, that correspond to the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP Short OTC is successful in meeting its objective, its net asset value should gain approximately the same amount, on a percentage basis, as any decrease in the NASDAQ-100 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately the same amount, on a percentage basis, as any increase in the Index when the Index rises on a given day.

Principal Investment Strategy

ProFund VP Short OTC takes positions in financial instruments that, in combination, should have similar daily return characteristics as the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund VP commits at least 80% of its assets to financial instruments with similar economic characteristics that, in combination, should be inverse to those of the Index. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP Short OTC are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, leverage risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and technology investment risk.

For more information on ProFund VP Short OTC’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Short OTC by showing the variability of ProFund VP Short OTC returns from year to year and by comparing average annual total returns of ProFund VP Short OTC to a broad measure of market performance. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Short OTC or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Short OTC for one quarter was 9.40% (quarter ended March 31, 2005) and the lowest return was –16.46% (quarter ended June 30, 2003).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Short OTC	-1.31%	-9.83%	05/01/02
NASDAQ-100 Index (1)	7.30%	7.58%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Short OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.67%

Total Annual Fund Operating Expenses	1.67%
Fee Waivers/Reimbursements**	-0.04%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Short OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Short OTC	$166	$523	$904	$1,973

42	< ProFund VP Short OTC

ProFund VP UltraShort Dow 30

Investment Objective

ProFund VP UltraShort Dow 30 seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the Dow Jones Industrial Average (DJIA).

If ProFund VP UltraShort Dow 30 is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the DJIA when the DJIA declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the DJIA when the DJIA rises on a given day.

Principal Investment Strategy

ProFund VP UltraShort Dow 30 takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the DJIA. Under normal circumstances, this ProFund VP commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the DJIA. ProFund VP UltraShort Dow 30 will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP UltraShort Dow 30 are market risk, equity risk, counterparty risk, credit risk, concentration risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, active investor risk, short sale risk, early close/trading halt risk, portfolio turnover risk and volatility risk.

For more information on ProFund VP UltraShort Dow 30’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds Strategies and Risks” beginning on page 7.

Fund Performance

ProFund VP UltraShort Dow 30 commenced investment operations September 14, 2006. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraShort Dow 30. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraShort Dow 30 with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
ProFund VP UltraShort Dow 30	$166	$531

ProFund VP UltraShort Dow 30 >	43

ProFund VP UltraShort OTC

Investment Objective

ProFund VP UltraShort OTC seeks daily investment results, before fees and expenses, that correspond to twice (200%) the inverse (opposite) of the daily performance of the NASDAQ-100 Index.

If ProFund VP UltraShort OTC is successful in meeting its objective, its net asset value should gain approximately twice as much, on a percentage basis, as any decrease in the NASDAQ-100 Index (Index) when the Index declines on a given day. Conversely, its net asset value should lose approximately twice as much, on a percentage basis, as any increase in the Index when the Index rises on a given day. “OTC” in the name of ProFund VP UltraShort OTC refers to securities that do not trade on a U.S. securities exchange registered under the Securities Exchange Act of 1934.

Principal Investment Strategy

ProFund VP UltraShort OTC takes positions in financial instruments that, in combination, should have similar daily return characteristics as twice (200%) the inverse of the NASDAQ-100 Index. Under normal circumstances, this ProFund VP commits at least 80% of its assets to financial instruments with economic characteristics that, in combination, should be inverse to those of the Index. ProFund VP UltraShort OTC will employ leveraged investment techniques in seeking its investment objective. Assets not invested in financial instruments may be invested in debt instruments or money market instruments.

Principal Risk Considerations

The principal risks of investing in ProFund VP UltraShort OTC are active investor risk, market risk, equity risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, short sale risk, volatility risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and technology investment risk.

For more information on ProFund VP UltraShort OTC’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

ProFund VP UltraShort OTC commenced investment operations September 14, 2006. Performance history will be available for the Fund after it has been in operation for a full calendar year.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP UltraShort OTC. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.68%

Total Annual Fund Operating Expenses	1.68%
Fee Waivers/Reimbursements**	-0.05%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” are based on estimated amounts for the current fiscal year. Other Expenses include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP UltraShort OTC with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years
ProFund VP UltraShort OTC	$166	$525

44	< ProFund VP UltraShort OTC

Sector ProFunds VP may be appropriate for investors who:

>	desire to add investments in economic sectors or industry groups with perceived above-average growth potential.
>	actively rotate their investments to perceived strong sectors or industry groups and out of perceived weak sectors or industry groups as market and economic conditions change.
>	want to gain investment exposure to a particular economic sector or industry group of the U.S. or global economy.

Sector ProFunds VP

ProFund VP	Index	Daily Benchmark
Banks	Dow Jones U.S. Banks Index	Match (100%)
Basic Materials	Dow Jones U.S. Basic Materials Index	Match (100%)
Biotechnology	Dow Jones U.S. Biotechnology Index	Match (100%)
Consumer Goods	Dow Jones U.S. Consumer Goods Index	Match (100%)
Consumer Services	Dow Jones U.S. Consumer Services Index	Match (100%)
Financials	Dow Jones U.S. Financials Index	Match (100%)
Health Care	Dow Jones U.S. Health Care Index	Match (100%)
Industrials	Dow Jones U.S. Industrials Index	Match (100%)
Internet	Dow Jones Composite Internet Index	Match (100%)
Oil & Gas	Dow Jones U.S. Oil & Gas Index	Match (100%)
Pharmaceuticals	Dow Jones U.S. Pharmaceuticals Index	Match (100%)
Precious Metals	Dow Jones Precious Metals Index	Match (100%)
Real Estate	Dow Jones U.S. Real Estate Index	Match (100%)
Semiconductor	Dow Jones U.S. Semiconductors Index	Match (100%)
Technology	Dow Jones U.S. Technology Index	Match (100%)
Telecommunications	Dow Jones U.S. Telecommunications Index	Match (100%)
Utilities	Dow Jones U.S. Utilities Index	Match (100%)

Sector ProFunds VP >	45

ProFund VP Banks

Investment Objective

ProFund VP Banks seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Banks Index.

Principal Investment Strategy

ProFund VP Banks invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Banks Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Banks may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Banks will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Banks are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Banks is also subject to risks faced by companies in the banking industry, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects on profitability due to increases in interest rates or loan losses (which usually increase in economic downturns); severe price competition; and newly enacted laws expected to result in increased inter-industry consolidation and competition. Further, stocks in the Index may under-perform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Banks’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Banks by showing the variability of ProFund VP Banks returns from year to year and by comparing average annual total returns of ProFund VP Banks to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Banks or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

During the period covered in the bar chart, the highest return on shares of ProFund VP Banks for one quarter was 17.71% (quarter ended June 30, 2003) and the lowest return was –6.66% (quarter ended March 31, 2005).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Banks	15.41%	8.18%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Dow Jones U.S. Banks Index (1)	17.70%	10.75%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Banks. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.77%

Total Annual ProFund Operating Expenses	1.77%
Fee Waivers/Reimbursements**	-0.14%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFundVP Banks with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Banks	$166	$544	$946	$2,072

46	< ProFund VP Banks

ProFund VP Basic Materials

Investment Objective

ProFund VP Basic Materials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Basic Materials Index.

Principal Investment Strategy

ProFund VP Basic Materials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Basic Materials Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Basic Materials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments ProFund VP Basic Materials will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Basic Materials are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Basic Materials is also subject to risks faced by companies in the basic materials economic sector, including: adverse effects from commodity price volatility, exchange rates, import controls and increased competition; production of industrial materials often exceeds demand as a result of overbuilding or economic downturns, leading to poor investment returns; risk for environmental damage and product liability claims; and adverse effects from depletion of resources, technical progress, labor relations and government regulations. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Basic Materials’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Basic Materials by showing the variability of ProFund VP Basic Materials returns from year to year and by comparing average annual total returns of ProFund VP Basic Materials to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Basic Materials or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Basic Materials for one quarter was 22.24% (quarter ended December 31, 2003) and the lowest return was –9.42% (quarter ended June 30, 2005).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Basic Materials	15.48%	8.56%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Dow Jones U.S. Basic Materials Index (1)	17.63%	11.38%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Basic Materials. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.73%

Total Annual Fund Operating Expenses	1.73%
Fee Waivers/Reimbursements**	-0.10%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Basic Materials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Basic Materials	$166	$535	$929	$2,033

ProFund VP Basic Materials >	47

ProFund VP Biotechnology

Investment Objective

ProFund VP Biotechnology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Biotechnology Index.

Principal Investment Strategy

ProFund VP Biotechnology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Biotechnology Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Biotechnology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Biotechnology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Biotechnology are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Biotechnology is also subject to risks faced by companies in the biotechnology industry, including: heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of such rights; risks of new technologies and competitive pressures; large expenditures on research and development of products or services that may not prove commercially successful or may become obsolete quickly; regulation by, and the restrictions of, the Food and Drug Administration, the Environmental Protection Agency, state and local governments, and foreign regulatory authorities; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Biotechnology’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Biotechnology by showing the variability of ProFund VP Biotechnology returns from year to year and by comparing average annual total returns of ProFund VP Biotechnology to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Biotechnology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Biotechnology for one quarter was 22.16% (quarter ended June 30, 2003) and the lowest return was -30.80% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Biotechnology	-4.10%	1.85%	-1.22%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	1.15%
Dow Jones U.S. Biotechnology Index (1)	-2.45%	4.20%	1.09%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Biotechnology. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.77%

Total Annual Fund Operating Expenses	1.77%
Fee Waivers/Reimbursements**	-0.14%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Biotechnology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Biotechnology	$166	$544	$946	$2,072

48	< ProFund VP Biotechnology

ProFund VP Consumer Goods

Investment Objective

ProFund VP Consumer Goods seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Goods Index.

Principal Investment Strategy

ProFund VP Consumer Goods invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Consumer Goods Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Consumer Goods may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Goods will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Consumer Goods are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Consumer Goods is also subject to risks faced by companies in the consumer goods industry, including: governmental regulation affecting the permissibility of using various food additives and production methods could affect profitability; tobacco companies may be adversely affected by new laws or by litigation; securities prices and profitability of food, soft drink and fashion related products might be strongly affected by fads, marketing campaigns and other factors affecting supply and demand; and because food and beverage companies may derive a substantial portion of their net income from foreign countries, they may be impacted by international events. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Goods’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Consumer Goods by showing the variability of ProFund VP Consumer Goods returns from year to year and by comparing average annual total returns of ProFund VP Consumer Goods to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Consumer Goods or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Consumer Goods for one quarter was 13.69% (quarter ended June 30, 2003) and the lowest return was –8.23% (quarter ended September 30, 2004).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Consumer Goods	12.62%	4.27%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Dow Jones U.S. Consumer Goods Index (1)	14.92%	6.84%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Non-Cyclical Sector Index on December 17, 2004.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Goods. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.84%

Total Annual ProFund Operating Expenses	1.84%
Fee Waivers/Reimbursements**	-0.21%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Goods with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Consumer Goods	$166	$558	$976	$2,141

ProFund VP Consumer Goods >	49

ProFund VP Consumer Services

Investment Objective

ProFund VP Consumer Services seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Consumer Services Index.

Principal Investment Strategy

ProFund VP Consumer Services invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Consumer Services Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Consumer Services may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Consumer Services will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Consumer Services are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Consumer Services is also subject to risks faced by companies in the consumer services industry, including: securities prices and profitability may be tied closely to the performance of the domestic and international economy, interest rates, competition and consumer confidence; heavy dependence on disposable household income and consumer spending; severe competition; and changes in demographics and consumer tastes can affect the success of consumer products. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Consumer Services’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Consumer Services by showing the variability of ProFund VP Consumer Services returns from year to year and by comparing average annual total returns of Pro Fund VP Consumer Services to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Consumer Services or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Consumer Services for one quarter was 16.78% (quarter ended June 30, 2003) and the lowest return was –4.33% (quarter ended March 31, 2005).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Consumer Services	12.00%	1.41%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Dow Jones U.S. Consumer Services Index (1)	14.36%	5.00%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Consumer Cyclical Sector Index on December 17, 2004.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Consumer Services. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	1.16%

Total Annual ProFund Operating Expenses	2.16%
Fee Waivers/Reimbursements**	-0.53%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Consumer Services with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Consumer Services	$166	$625	$1,111	$2,451

50	< ProFund VP Consumer Services

ProFund VP Financials

Investment Objective

ProFund VP Financials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Financials Index.

Principal Investment Strategy

ProFund VP Financials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Financials Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Financials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Financials will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Financials are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Financials is also subject to risks faced by companies in the financial services economic sector, including: extensive governmental regulation that affects the scope of their activities, the prices they can charge and the amount of capital they must maintain; adverse effects from increases in interest rates; effects on profitability by loan losses, which usually increase in economic downturns; banks and insurance companies may be subject to severe price competition; and newly enacted laws are expected to result in increased inter-industry consolidation and competition in the financial sector. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Financials’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart below and table below provide an indication of the risks of investing in ProFund VP Financials by showing the variability of ProFund VP Financials returns from year to year and by comparing average annual total returns of ProFund VP Financials to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Financials or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Financials for one quarter was 17.19% (quarter ended June 30, 2003) and the lowest return was –16.33% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Financials	17.35%	8.13%	5.58%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%
Dow Jones U.S. Financials Index (1)	19.42%	10.81%	8.40%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Financial Sector Index on December 17, 2004.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Financials. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which could have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.72%

Total Annual Fund Operating Expenses	1.72%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Financials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Financials	$166	$533	$925	$2,023

ProFund VP Financials >	51

ProFund VP Health Care

Investment Objective

ProFund VP Health Care seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Health Care Index.

Principal Investment Strategy

ProFund VP Health Care invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Health Care Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Health Care may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Health Care will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Health Care are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Health Care is also subject to risks faced by companies in the healthcare economic sector, including: heavy dependence on patent protection, with profitability affected by the expiration of patents; expenses and losses from extensive litigation based on product liability and similar claims; competitive forces that may make it difficult to raise prices and, in fact, may result in price discounting; long and costly process for obtaining new product approval by the Food and Drug Administration; healthcare providers may have difficulty obtaining staff to deliver service; susceptibility to product obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Health Care’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Health Care by showing the variability of ProFund VP Health Care returns from year to year and by comparing average annual total returns of ProFund VP Health Care to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Health Care or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Health Care for one quarter was 10.74% (quarter ended June 30, 2003) and the lowest return was –17.31% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Health Care	5.25%	0.73%	-0.29%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%
Dow Jones U.S. Health Care Index (1)	6.88%	2.74%	1.72%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Healthcare Sector Index on December 17, 2004.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Health Care. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.72%

Total Annual Fund Operating Expenses	1.72%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Health Care with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Health Care	$166	$533	$925	$2,023

52	< ProFund VP Health Care

ProFund VP Industrials

Investment Objective

ProFund VP Industrials seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Industrials Index.

Principal Investment Strategy

ProFund VP Industrials invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Industrials Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Industrials may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Industrials will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Industrials are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Industrials is also subject to risks faced by companies in the industrial economic sector, including: effects on stock prices by supply and demand both for their specific product or service and for industrial sector products in general; decline in demand for products due to rapid technological developments and frequent new product introduction; effects on securities prices and profitability from government regulation, world events and economic conditions; and risks for environmental damage and product liability claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Industrials’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Industrials by showing the variability of ProFund VP Industrials returns from year to year and by comparing average annual total returns of ProFund VP Industrials to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Industrials or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Industrials for one quarter was 14.97% (quarter ended June 30, 2003) and the lowest return was –6.11% (quarter ended March 31, 2003).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Industrials	11.66%	6.35%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Dow Jones U.S. Industrials Index (1)	13.87%	9.39%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Industrials Sector Index on December 17, 2004.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Industrials. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.87%

Total Annual ProFund Operating Expenses	1.87%
Fee Waivers/Reimbursements**	-0.24%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Industrials with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Industrials	$166	$565	$989	$2,171

ProFund VP Industrials >	53

ProFund VP Internet

Investment Objective

ProFund VP Internet seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Composite Internet Index.

Principal Investment Strategy

ProFund VP Internet invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones Composite Internet Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Internet may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Internet will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Internet are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, volatility risk, leverage risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, ProFund VP Internet is also subject to risks faced by companies in the Internet sector, including: heavy spending on research and development for products or services that may not prove commercially successful or may become obsolete quickly; adverse effects from greater governmental regulation as compared to companies in other sectors, changes in governmental policies and the need for regulatory approvals; risks of new technologies and competitive pressures, heavy dependence on patents and intellectual property rights, with profitability affected by the loss or impairment of these rights; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Internet’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Internet by showing the variability of ProFund VP Internet returns from year to year and by comparing average annual total returns of ProFund VP Internet to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Internet or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Internet for one quarter was 36.22% (quarter ended June 30, 2003) and the lowest return was –17.71% (quarter ended March 31, 2005).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Internet	1.36%	16.45%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Dow Jones Composite Internet Index (1)	2.90%	19.49%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Internet. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.74%

Total Annual Fund Operating Expenses	1.74%
Fee Waivers/Reimbursements**	-0.11%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Internet with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Internet	$166	$537	$933	$2,043

54	< ProFund VP Internet

ProFund VP Oil & Gas

Investment Objective

ProFund VP Oil & Gas seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Oil & Gas Index.

Principal Investment Strategy

ProFund VP Oil & Gas invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Oil & Gas Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Oil & Gas may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Oil & Gas will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Oil & Gas are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Oil & Gas is also subject to risks faced by companies in the energy sector, including: effects on profitability from changes in worldwide energy prices and exploration, and production spending; adverse effects from changes in exchange rates, government regulation, world events and economic conditions; market, economic and political risks of the countries where energy companies are located or do business; and risk for environmental damage claims. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Oil & Gas’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Oil & Gas by showing the variability of ProFund VP Oil & Gas returns from year to year and by comparing average annual total returns of ProFund VP Oil & Gas to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Oil & Gas or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Oil & Gas for one quarter was 18.68% (quarter ended September 30, 2005) and the lowest return was –19.30% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Oil & Gas	20.63%	15.75%	11.75%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%
Dow Jones U.S. Oil & Gas Index (1)	22.77%	18.85%	14.80%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. The Index was renamed from the Dow Jones U.S. Energy Sector Index on December 17, 2004.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Oil & Gas. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.70%

Total Annual Fund Operating Expenses	1.70%
Fee Waivers/Reimbursements**	-0.07%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Oil & Gas with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Oil & Gas	$166	$529	$916	$2,003

ProFund VP Oil & Gas >	55

ProFund VP Pharmaceuticals

Investment Objective

ProFund VP Pharmaceuticals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Pharmaceuticals Index.

Principal Investment Strategy

ProFund VP Pharmaceuticals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Pharmaceuticals Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Pharmaceuticals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Pharmaceuticals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Pharmaceuticals are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk, foreign currency risk and leverage risk.

In addition to the risks noted above, ProFund VP Pharmaceuticals is also subject to risks faced by companies in the pharmaceuticals industry, including: securities prices may fluctuate widely due to government regulation and approval of products and services, which can have a significant effect on their price and availability; heavy spending on research and development for products and services that may not prove commercially successful or may become obsolete quickly; liability for products that are later alleged to be harmful or unsafe may be substantial, which may have a significant impact on market value and/or securities prices; adverse effects from government regulation, world events and economic conditions; and market, economic and political risks of the countries where pharmaceutical companies are located or do business. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Pharmaceuticals’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Pharmaceuticals by showing the variability of ProFund VP Pharmaceuticals returns from year to year and by comparing average annual total returns of ProFund VP Pharmaceuticals to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Pharmaceuticals or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Pharmaceuticals for one quarter was 11.72% (quarter ended September 30, 2006) and the lowest return was –9.40% (quarter ended September 30, 2004).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Pharmaceuticals	12.18%	-2.35%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Dow Jones U.S. Pharmaceuticals Index (1)	14.39%	-0.28%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Pharmaceuticals. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.72%

Total Annual Fund Operating Expenses	1.72%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Pharmaceuticals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Pharmaceuticals	$166	$533	$925	$2,023

56	< ProFund VP Pharmaceuticals

ProFund VP Precious Metals

Investment Objective

ProFund VP Precious Metals seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones Precious Metals Index.

Principal Investment Strategy

ProFund VP Precious Metals invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones Precious Metals Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Precious Metals may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Precious Metals will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Precious Metals are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, volatility risk, leverage risk, counterparty risk, credit risk, early close/trading halt risk, foreign currency risk, foreign investment risk, geographic concentration risk, portfolio turnover risk and foreign investment risk.

In addition to the risks noted above, ProFund VP Precious Metals is also subject to risks faced by companies in the gold and silver mining industry, including: the prices of precious metals may fluctuate widely due to changes in inflation or inflation expectations or currency fluctuations, speculation, and worldwide demand; adverse effects from government regulation, world events and economic conditions; market, economic and political risks of the countries where precious metals companies are located or do business; thin capitalization and limited product lines, markets, financial resources or personnel; securities prices may underperform those of other sectors and/or fixed income investments; and certain of the securities represented in the Index may be illiquid, which may limit the ability to dispose of these securities quickly at fair value when ProFund Advisors deems it desirable to do so. In addition, illiquid securities may be more difficult to value than liquid securities, and typically entail higher transaction expenses.

For more information on ProFund VP Precious Metals’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Precious Metals by showing the variability of ProFund VP Precious Metals returns from year to year and by comparing average annual total returns of ProFund VP Precious Metals to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Precious Metals or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Please note that the performance information below reflects performance during periods when ProFund VP Precious Metals sought daily investment results, before fees and expenses, that corresponded to the Philadelphia Stock Exchange Gold/Silver Sector Index.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Precious Metals for one quarter was 20.97% (quarter ended September 30, 2005) and the lowest return was –18.22% (quarter ended June 30, 2004).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Precious Metals	7.36%	11.60%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Philadelphia Stock Exchange Gold and Silver Sector Index/Dow Jones Precious Metals Index (1)(2)	9.88%	15.17%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations. (2) The ProFund VP Precious Metals’ benchmark changed from the Philadelphia Stock Exchange Gold/Silver Sector Index to the Dow Jones Precious Metals Index on June 18, 2004 to reflect a change to the Fund’s investment objective.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Precious Metals. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.68%

Total Annual Fund Operating Expenses	1.68%
Fee Waivers/Reimbursements**	-0.05%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Precious Metals with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Precious Metals	$166	$525	$908	$1,983

ProFund VP Precious Metals >	57

ProFund VP Real Estate

Investment Objective

ProFund VP Real Estate seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Real Estate Index.

Principal Investment Strategy

ProFund VP Real Estate invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Real Estate Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Real Estate may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Real Estate will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Real Estate are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Real Estate is also subject to risks faced by companies in the real estate industry, including: adverse changes in national, state or local real estate conditions (such as oversupply of or reduced demand for space and changes in market rental rates); obsolescence of properties; changes in the availability, cost and terms of mortgage funds; the impact of environmental laws; a real estate investment trust (“REIT”) that fails to comply with the federal tax requirements affecting REITs would be subject to federal income taxation; and the federal tax requirement that a REIT distribute substantially all of its net income to its shareholders could result in a REIT having insufficient capital for future expenditures. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Real Estate’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Real Estate by showing the variability of ProFund VP Real Estate returns from year to year and by comparing average annual total returns of ProFund VP Real Estate to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Real Estate or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Real Estate for one quarter was 14.59% (quarter ended March 31, 2006) and the lowest return was –9.71% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Real Estate	32.49%	19.09%	17.55%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%
Dow Jones U.S. Real Estate Index (1)	35.50%	22.56%	20.99%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Real Estate. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.72%

Total Annual Fund Operating Expenses	1.72%
Fee Waivers/Reimbursements**	-0.09%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Real Estate with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Real Estate	$166	$533	$925	$2,023

58	< ProFund VP Real Estate

ProFund VP Semiconductor

Investment Objective

ProFund VP Semiconductor seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Semiconductors Index.

Principal Investment Strategy

ProFund VP Semiconductor invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Semiconductors Index (Index). Under normal circumstances, this ProFund commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Semiconductor may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Semiconductor will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Semiconductor are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, volatility risk, leverage risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and technology investment risk.

In addition to the risks noted above, ProFund VP Semiconductor is also subject to risks faced by companies in the semiconductor industry, including: intense competition, both domestically and internationally, including competition from subsidized foreign competitors with lower production costs; securities prices may fluctuate widely due to risks of rapid obsolescence of products; economic performance of the customers of semiconductor companies; research costs and the risks that their products may not prove commercially successful; capital equipment expenditures could be substantial and suffer from rapid obsolescence; and thin capitalization and limited product lines, markets, financial resources or personnel. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Semiconductor’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Semiconductor by showing the variability of ProFund VP Semiconductor returns from year to year and by comparing average annual total returns of ProFund VP Semiconductor to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Semiconductor or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Semiconductor for one quarter was 25.22% (quarter ended June 30, 2003) and the lowest return was –23.05% (quarter ended September 30, 2004).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Semiconductor	-7.09%	-5.85%	05/01/02
S&P 500 Index (1)	15.80%	7.81%
Dow Jones U.S. Semiconductors Index (1)	-5.25%	-3.35%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Semiconductor. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.81%

Total Annual Fund Operating Expenses	1.81%
Fee Waivers/Reimbursements**	-0.18%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Semiconductor with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Semiconductor	$166	$552	$963	$2,112

ProFund VP Semiconductor >	59

ProFund VP Technology

Investment Objective

ProFund VP Technology seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Technology Index.

Principal Investment Strategy

ProFund VP Technology invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Technology Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Technology may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Technology will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Technology are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, volatility risk, leverage risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and technology investment risk. Stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

In addition to the risks noted above, ProFund VP Technology is also subject to risks faced by companies in the technology sector, including: intense competition, both domestically and internationally; limited product lines, markets, financial resources or personnel; product obsolescence due to rapid technological developments and frequent new product introduction; dramatic and often unpredictable changes in growth rates and competition for the services of qualified personnel; loss of key personnel to form competitive concerns; and heavy dependence on patent and intellectual property rights, with profitability affected by loss or impairment of these rights. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Technology’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Technology by showing the variability of ProFund VP Technology and by comparing average annual total returns of ProFund VP Technology to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Technology or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Technology for one quarter was 21.41% (quarter ended December 31, 2002) and the lowest return was –27.58% (quarter ended June 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Technology	8.07%	-1.16%	-9.17%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%
Dow Jones U.S. Technology Index (1)	10.10%	1.41%	-6.77%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Technology. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.74%

Total Annual Fund Operating Expenses	1.74%
Fee Waivers/Reimbursements**	-0.11%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Technology with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Technology	$166	$537	$933	$2,043

60	< ProFund VP Technology

ProFund VP Telecommunications

Investment Objective

ProFund VP Telecommunications seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Telecommunications Index.

Principal Investment Strategy

ProFund VP Telecommunications invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Telecommunications Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Telecommunications may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Telecommunications will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Telecommunications are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Telecommunications is also subject to risks faced by companies in the telecommunications economic sector, including: a telecommunications market characterized by increasing competition and regulation by the Federal Communications Commission and various state regulatory authorities; the need to commit substantial capital to meet increasing competition, particularly in formulating new products and services using new technology; and technological innovations may make various products and services obsolete. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Telecommunications’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Telecommunications by showing the variability of ProFund VP Telecommunications returns from year to year and by comparing average annual total returns of ProFund VP Telecommunications to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Telecommunications or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Telecommunications for one quarter was 34.64% (quarter ended December 31, 2002) and the lowest return was -26.49% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Telecommunications	34.28%	-1.59%	-6.67%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%
Dow Jones U.S. Telecommunications Index (1)	36.83%	1.84%	-3.18%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Telecommunications. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Telecommunications with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Telecommunications	$166	$531	$921	$2,013

ProFund VP Telecommunications >	61

ProFund VP Utilities

Investment Objective

ProFund VP Utilities seeks daily investment results, before fees and expenses, that correspond to the daily performance of the Dow Jones U.S. Utilities Index.

Principal Investment Strategy

ProFund VP Utilities invests in equity securities and/or financial instruments that, in combination, are expected to have similar daily return characteristics as the Dow Jones U.S. Utilities Index (Index). Under normal circumstances, this ProFund VP commits at least 80% of its assets to equity securities contained in the Index and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP Utilities may use sampling techniques in seeking its investment objective. Assets not invested in equity securities or financial instruments may be invested in debt instruments or money market instruments. ProFund VP Utilities will have industry concentrations to approximately the same extent as its Index.

Principal Risk Considerations

The principal risks of investing in ProFund VP Utilities are active investor risk, market risk, equity risk, concentration risk, correlation risk, liquidity risk, aggressive investment technique risk, non-diversification risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk, volatility risk and leverage risk.

In addition to the risks noted above, ProFund VP Utilities is also subject to risks faced by companies in the utilities economic sector, including: review and limitation of rates by governmental regulatory commissions; the value of regulated utility debt instruments (and, to a lesser extent, equity securities) tends to have an inverse relationship to the movement of interest rates; as deregulation allows utilities to diversify outside of their original geographic regions and their traditional lines of business, utilities may engage in riskier ventures where they have little or no experience; and greater competition as a result of deregulation, which may adversely affect profitability due to lower operating margins, higher costs and diversification into unprofitable business lines. Further, stocks in the Index may underperform fixed income investments and stock market indices that track other markets, segments and sectors.

For more information on ProFund VP Utilities’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Utilities by showing the variability of ProFund VP Utilities returns from year to year and by comparing average annual total returns of ProFund VP Utilities to a broad measure of market performance and to the Fund’s benchmark index. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Utilities or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Returns as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Utilities for one quarter was 18.69% (quarter ended June 30, 2003) and the lowest return was –20.47% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2006	One Year	Five Years	Since Inception	Inception Date
ProFund VP Utilities	19.22%	8.54%	3.69%	01/22/01
S&P 500 Index (1)	15.80%	6.19%	2.66%
Dow Jones U.S. Utilities Index (1)	21.28%	11.30%	6.34%

(1)	Reflects no deduction for fees or expenses. Adjusted to reflect the reinvestment of dividends paid by companies in the index. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Utilities. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.71%

Total Annual Fund Operating Expenses	1.71%
Fee Waivers/Reimbursements**	-0.08%

Total Net Annual Fund Operating Expenses	1.63%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.63% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Utilities with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Utilities	$166	$531	$921	$2,013

62	< ProFund VP Utilities

ProFund VP U.S. Government Plus may be appropriate for investors who:

>	expect the price on the most recently issued 30-year U.S. Treasury Bond to increase.

ProFund VP Rising Rates Opportunity® may be appropriate for investors who:

>	expect the price on the most recently issued 30-year U.S. Treasury Bond to decrease.
>	are attempting to hedge the value of a diversified portfolio of high grade and/or government bonds from a market downturn they anticipate.

Non-Equity ProFunds VP

ProFund VP	Security	Daily Benchmark
U.S. Government Plus	Most recently issued 30-year U.S. Treasury Bond	125%
Rising Rates Opportunity	Most recently issued 30-year U.S. Treasury Bond	125% of the Inverse

Non-Equity ProFunds VP >	63

ProFund VP U.S. Government Plus

Investment Objective

ProFund VP U.S. Government Plus seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP U.S. Government Plus generally should decrease as interest rates rise. If ProFund VP U.S. Government Plus is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day.

Principal Investment Strategy

ProFund VP U.S. Government Plus invests in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the daily return of the Long Bond. Under normal circumstances, this ProFund VP commits at least 80% of its assets to U.S. Government securities and/or financial instruments that, in combination, have similar economic characteristics. ProFund VP U.S. Government Plus will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations

The principal risks of investing in ProFund VP U.S. Government Plus are active investor risk, market risk, debt instrument risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and volatility risk.

An investment in ProFund VP U.S. Government Plus is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

For more information on ProFund VP U.S. Government Plus’ investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP U.S. Government Plus by showing the variability of ProFund VP U.S. Government Plus returns from year to year and by comparing average annual total returns of ProFund VP U.S. Government Plus to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP U.S. Government Plus or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP U.S. Government Plus for one quarter was 11.75% (quarter ended June 30, 2005) and the lowest return was –8.45% (quarter ended March 31, 2006).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP U.S. Government Plus	-4.52%	5.48%	05/01/02
Lehman Brothers U.S. Treasury Long-Term Index (1)	0.79%	6.34%
30-year U.S. Treasury Bond (2)	-1.16%	7.01%

(1)	The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses. Since Inception returns are calculated from the date the Fund commenced operations. (2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP U.S. Government Plus.

The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.50%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.62%

Total Annual Fund Operating Expenses	1.37%
Fee Waivers/Reimbursements**	-0.04%

Total Net Annual Fund Operating Expenses	1.33%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.33% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP U.S. Government Plus with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP U.S. Government Plus	$135	$430	$746	$1,643

64	< ProFund VP U.S. Government Plus

ProFund VP Rising Rates Opportunity

Investment Objective

ProFund VP Rising Rates Opportunity seeks daily investment results, before fees and expenses, that correspond to one and one-quarter times (125%) the inverse (opposite) of the daily price movement of the most recently issued 30-year U.S. Treasury Bond (“Long Bond”). In accordance with its stated objective, the net asset value of ProFund VP Rising Rates Opportunity generally should decrease as interest rates fall and increase as interest rates rise.

If ProFund VP Rising Rates Opportunity is successful in meeting its objective, its net asset value should gain approximately one and one-quarter times as much, on a percentage basis, as any daily decrease in the price of the Long Bond on a given day. Conversely, its net asset value should lose approximately one and one-quarter times as much, on a percentage basis, as any daily increase in the price of the Long Bond on a given day.

Principal Investment Strategy

ProFund VP Rising Rates Opportunity takes positions in debt instruments and/or financial instruments that, in combination, should have similar daily return characteristics as one and one-quarter times (125%) the inverse of the daily return of the Long Bond. ProFund VP Rising Rates Opportunity will employ leveraged investment techniques in seeking its investment objective.

Principal Risk Considerations

The principal risks of investing in ProFund VP Rising Rates Opportunity are active investor risk, market risk, debt instrument risk, inverse correlation risk, correlation risk, leverage risk, liquidity risk, aggressive investment technique risk, non-diversification risk, interest rate risk, short sale risk, counterparty risk, credit risk, early close/trading halt risk, portfolio turnover risk and volatility risk.

In addition, ProFund VP Rising Rates Opportunity is required to take short positions with respect to the Long Bond under which ProFund VP Rising Rates Opportunity is obligated to pay an amount equal to the current yield over the term of the transaction. Accordingly, ProFund VP Rising Rates Opportunity bears the risk that the costs of these positions will exceed other aspects of total return, which would cause ProFund VP Rising Rates Opportunity to lose value.

For more information on ProFund VP Rising Rates Opportunity’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Rising Rates Opportunity by showing the variability of ProFund VP Rising Rates Opportunity returns from year to year and by comparing average annual total returns of ProFund VP Rising Rates Opportunity to a broad measure of market performance and to the Long Bond. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Rising Rates Opportunity or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Rising Rates Opportunity for one quarter was 10.14% (quarter ended March 31, 2006) and the lowest return was -10.69% (quarter ended June 30, 2005).

Average Annual Total Returns As of December 31, 2006	One Year	Since Inception	Inception Date
ProFund VP Rising Rates Opportunity	10.15%	-7.28%	05/01/02
Lehman Brothers U.S. Treasury:	0.79%	6.34%
30-year U.S. Treasury Bond (2)	-1.16%	7.01%

(1)	The Lehman Brothers U.S. Treasury: Long-Term Total Return Index is a unmanaged index that consists of public obligations of the U.S. Treasury that have remaining maturities of ten years or more and at least $250 million par amount outstanding. Reflects no deduction for fees or expenses Since Inception returns are calculated from the date the Fund commenced operations. (2) Reflects no deduction for fees or expenses. Total return is calculated assuming reinvestment of coupon payments. Since Inception returns are calculated from the date the Fund commenced operations.

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Rising Rates Opportunity. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.61%

Total Annual Fund Operating Expenses	1.61%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses. Other Expenses and Total Annual Fund Operating Expenses, which are as of December 31, 2006, have been restated to reflect subsequent changes in the contractual amounts of certain administrative services fees.

Example: This example is intended to help you compare the cost of investing in ProFund VP Rising Rates Opportunity with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Rising Rates Opportunity	$164	$508	$876	$1,911

ProFund VP Rising Rates Opportunity >	65

ProFund VP Money Market

Investment Objective

ProFund VP Money Market seeks a high level of current income consistent with liquidity and preservation of capital.

Principal Investment Strategy

ProFund VP Money Market may invest in high-quality, short-term, dollar-denominated money market securities paying a fixed, variable or floating interest rate such as: debt instruments, U.S. Government securities and repurchase agreements. ProFund VP Money Market may also invest in asset-backed securities.

In order to maintain a stable share price, it maintains a dollar-weighted average maturity of 90 days or less. Generally, securities in ProFund VP Money Market are valued in U.S. dollars and have remaining maturities of 397 days (about 13 months) or less on their purchase date. ProFund VP Money Market also may invest in securities that have features that reduce their effective maturities to 397 days or less on their purchase date. ProFund VP Money Market buys U.S. Government debt obligations, money market instruments and other debt obligations that at the time of purchase:

>	have received the highest short-term rating from two nationally recognized statistical rating organizations;
>	have received the highest short-term rating from one rating organization (if only one organization rates the security);
>	if unrated, are determined to be of similar quality by ProFund Advisors; or
>	have no short-term rating, but are rated in the three highest long-term rating categories, or are determined to be of similar quality by ProFund Advisors.

Because many of the principal investments of ProFund VP Money Market are issued or credit-enhanced by banks and other financial institutions, it may invest more than 25% of its total assets in obligations of domestic banks. ProFund VP Money Market may invest in other types of instruments, as described in the Statement of Additional Information.

Principal Risk Considerations

The principal risks of investing in ProFund VP Money Market are market risk, interest rate risk, debt instrument risk, active investor risk and credit risk. In addition, ProFund VP Money Market is also subject to the following risks:

>

Credit Risk: A money market instrument’s credit quality depends on the issuer’s ability to pay interest on the security and repay the debt. The lower the credit rating, the greater the risk that the security’s issuer will default or fail to meet its payment obligations. The credit risk of a security may also depend on the credit quality of any bank or financial institution that provides credit enhancement for it. The ProFund VP Money Market only buys high quality securities with minimal credit risk. Also the ProFund VP Money Market primarily buys securities with remaining maturities 13 months or less. This reduces the risk that the issuer’s creditworthiness will change or that the issuer will default on the principal and interest payments of the obligation.

>

Security Selection Risk: While ProFund VP Money Market invests in short-term securities, which by nature should be relatively stable investments, the risk remains that the securities, selected will not perform as expected. This could cause ProFund VP Money Market’s yield to lag behind those of similar money market funds.

>

Prepayment Risk: When a bond issuer, such as an issuer of asset-backed securities, retains the right to pay off a high-yielding bond before it comes due, ProFund VP Money Market may have to reinvest the proceeds at lower interest rates. Thus, prepayment may reduce ProFund VP Money Market’s income. It may also create a capital gains tax liability, because bond issuers usually pay a premium for the right to pay off bonds early.

>

Financial Services Industry Concentration Risk: Because ProFund VP Money Market may invest more than 25% of its total assets in the financial services industry, it may be vulnerable to setbacks in that industry. Banks and other financial service companies are highly dependent on short-term interest rates and can be adversely affected by downturns in the U.S. and foreign economies or changes in banking regulations.

An investment in ProFund VP Money Market is not a deposit in a bank, nor is it insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. While ProFund VP Money Market seeks to maintain a stable net asset value of $1.00 per share, there is no guarantee that ProFund VP Money Market will do so, and you could lose money by investing in this ProFund VP.

For more information on ProFund VP Money Market’s investment strategies and risks, including a description of the terms in bold, please refer to “ProFunds VP Strategies and Risks” beginning on page 7.

Fund Performance

The bar chart and table below provide an indication of the risks of investing in ProFund VP Money Market by showing the variability of ProFund VP Money Market returns from year to year. The information does not reflect charges and fees associated with a separate account that invests in ProFund VP Money Market or any insurance contract for which it is an investment option. The charges and fees will reduce returns. Past performance is no guarantee of future results.

Annual Return as of December 31 each year

During the period covered in the bar chart, the highest return on shares of ProFund VP Money Market for one quarter was 1.00% (quarter ended September 30, 2006) and the lowest return was 0.00% (quarter ended September 30, 2002).

Average Annual Total Returns As of December 31, 2005	One Year	Five Years	Since Inception	Inception Date
ProFund VP Money Market	3.68%	1.17%	1.14%	10/29/01

The 7-day yield (the income for the previous 7 days projected over a full year) for ProFund VP Money Market as of December 31, 2006 was 3.79%.

66	< ProFund VP Money Market

ProFund VP Money Market

Fees and Expenses of the Fund

The table below describes the fees and expenses you may pay if you buy and hold shares of ProFund VP Money Market. The expenses shown do not reflect charges and fees associated with insurance company separate accounts or insurance contracts, which would have the effect of increasing overall expenses. Policy holders should consult the prospectus for their contract or policy.

Annual Fund Operating Expenses* (as a percentage of average daily net assets)
Investment Advisory Fees	0.75%
Distribution (12b-1) Fees	0.25%
Other Expenses*	0.33%

Total Annual Fund Operating Expenses	1.33%
Fee Waivers/Reimbursements**	-0.03%

Total Net Annual Fund Operating Expenses	1.30%

*	“Other Expenses” include fees paid for management (non-advisory) services as described under “ProFunds Management” later in this prospectus, legal and audit fees, printing costs, registration fees, custodial, fund accounting, administration and transfer agency fees, sub-transfer agency and administrative services fees charged by financial services firms, costs associated with independent trustees and certain other miscellaneous expenses.
**	ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.30% through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund VP’s expenses to exceed any expense limitation in place at that time. A waiver or reimbursement lowers the expense ratio and increases overall returns to the investors.

Example: This example is intended to help you compare the cost of investing in ProFund VP Money Market with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time period indicated and then redeem all of your shares at the end of each period. The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. It does not reflect separate account or insurance contract fees and charges. If those fees and charges were reflected, expenses would be higher. Although your actual cost may be higher or lower, based on these assumptions your cost would be:

	1 Year	3 Years	5 Years	10 Years
ProFund VP Money Market	$132	$418	$726	$1,599

ProFund VP Money Market >	67

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68

General ProFunds VP Information

“Purchases, redemptions and exchanges of shares are effected at the net asset value per share next determined after a purchase order, redemption or exchange request is received in good order.”

General ProFunds VP Information >	69

General ProFunds VP Information

Calculating Share Prices

The price at which you purchase, redeem and exchange shares is the next computed net asset value (NAV) per share next determined after your transaction request is received in good order. Each ProFund VP determines its net asset value per share by taking the market value of the ProFund VP’s assets, subtracting any ProFund VP’s liabilities, and dividing that amount by the number of the ProFund VP’s outstanding shares.

Each ProFund VP (other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity) normally calculates its daily share price for each class of shares at the close of trading on the New York Stock Exchange (“NYSE”) (normally 4:00 p. m. Eastern Time) every day the NYSE is open for business.

ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity normally calculate their daily share prices for each class of shares at the close of trading on the NYSE (normally 4:00 p. m. Eastern Time) every day the NYSE is open for business except for Columbus Day and Veterans’ Day.

To the extent a ProFund VP’s portfolio investments trade in markets on days when a ProFund VP is not open for business, the value of the ProFund VP’s assets may vary on those days. In addition, trading in certain portfolio investments may not occur on days a ProFund VP is open for business. If the exchange or market on which a ProFund VP’s underlying investments are primarily traded closes early, the NAV may be calculated prior to its normal calculation time. For example, the bond markets or other primary trading markets for certain ProFunds VP may close early on the day before certain holidays and the day after Thanksgiving. ProFund VP U.S. Government Plus ProFund and ProFund VP Rising Rates Opportunity may also close early when the Bond Market Association recommends an early close of the bond markets. On such days, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity will cease taking transaction requests including requests to exchange to or from other ProFunds VP.

NYSE Holiday Schedule: The NYSE is open every week, Monday through Friday, except when the following holidays are celebrated: New Year’s Day, Martin Luther King, Jr. Day (the third Monday in January), Presidents’ Day (observed), Good Friday, Memorial Day (the last Monday in May), Independence Day, Labor Day (the first Monday in September), Thanksgiving Day (the fourth Thursday in November) and Christmas Day. Exchange holiday schedules are subject to change without notice. The NYSE may close early on the day before each of these holidays and the day after Thanksgiving Day.

Securities Industry and Financial Markets Association’s (formerly known as the Bond Market Association) (“SIFMA”) Proposed Early Close Schedule: On the following days in 2007, SIFMA has recommended that the bond markets close at 2:00 p.m. Eastern Time: Friday, January 12; Friday, February 16; Friday, April 6 (10:30 a.m. close); Friday, May 25; Tuesday, July 3; Friday, August 31; Friday, October 5; Friday, November 9; Wednesday, November 21; Friday, November 23; Monday, December 24 and Monday, December 31. SIFMA may announce changes to this schedule or other early close dates from time to time. On such days, the ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity will close as of the close of open auction of the U.S. Treasury futures on the Chicago Board of Trade (typically one hour before SIFMA’s proposed early close). A Fund may cease taking transaction requests including requests to exchange to or from other funds managed by the Advisor or affiliates of the Advisor on such days at the cut-off time.

A ProFund VP’s assets are valued primarily on the basis of information furnished by a pricing service or market quotations. Certain short-term securities are valued on the basis of amortized cost. Securities traded regularly in the over-the-counter market (other than the NASDAQ) are valued on the basis of the mean between the bid and asked quotes furnished by primary market makers for those securities. Futures contracts purchased and held by a Fund are generally valued at the last sale price prior to the time the Fund determines its NAV. If market quotations are not readily available, that investment may be valued by other methods that the Board of Trustees believes accurately reflects fair value. The use of a fair valuation method may be appropriate if, for example: (i) market quotations do not accurately reflect fair value of an investment; (ii) an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market); (iii) a trading halt closes an exchange or market early; or (iv) other events result in an exchange or market delaying its normal close. The procedures involve the risk that the ProFund VP’s valuation of an investment may be higher or lower than the price the investment might actually command if the ProFund VP sold it. See the Statement of Additional Information for more details.

ProFund VP Money Market uses the amortized cost method to value its assets pursuant to procedures adopted by the Board of Trustees. This method does not reflect daily fluctuations in market value.

Dividends and Distributions

Each of the ProFunds VP intends to declare and distribute to its shareholders at least annually all of the year’s net investment income and net capital gains, if any, as follows:

ProFund Name	Dividends		Capital Gains Paid
	Accrued	Paid

VP Money Market	Daily	Monthly	Annually*

VP U.S. Government Plus	Daily	Monthly	Annually*

VP Real Estate	Quarterly	Quarterly	Annually*

All other ProFunds VP	Annually	Annually	Annually

*	ProFund VP Money Market, ProFund VP U.S. Government Plus and ProFund VP Real Estate reserve the right to include in a dividend any short-term capital gains on securities that they sell.

Each ProFund VP will reinvest distributions in additional shares of the ProFund VP making the distribution unless the insurance company separate account has written to request a direct cash distribution. Certain investment strategies employed by certain ProFunds VP may produce income or net short-term capital gains which the Funds would seek to distribute more frequently. ProFunds does not announce dividend distribution dates in advance. Each ProFund VP may declare additional capital gains distributions during a year.

ProFund VP Money Market may revise its policies, postpone the payment of dividends and interest, or take other actions in order to maintain a constant NAV.

70	< General ProFunds VP Information

General ProFunds VP Information

Purchasing and Redeeming Shares

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors. Shares of the ProFunds VP are purchased or redeemed at the net asset value per share next determined after receipt and acceptance of a purchase order or receipt of a redemption request. Each ProFund VP reserves the right to reject or refuse, in its discretion, any order for the purchase of its shares, in whole or in part. Investors do not contact ProFunds VP directly to purchase or redeem shares. Please refer to the prospectus for the separate account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate accounts that invest in the ProFunds VP.

Payment for shares redeemed normally will be made within seven days of redemption. The ProFunds VP intend to pay cash for all shares redeemed, but under abnormal conditions which make payment in cash inadvisable, payment may be made wholly or partly in portfolio securities at their then market value equal to the redemption price. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the Securities and Exchange Commission in order to protect remaining investors.

The ProFunds VP currently do not foresee any disadvantages to investors if the ProFunds VP served as investment vehicles for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which a ProFund VP served as an investment vehicles might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the ProFund VP might be required to redeem the investment of one or more of its separate accounts from the ProFund VP, which might force the ProFund VP to sell securities at disadvantageous prices.

The ProFunds VP reserve the right to discontinue offering shares at any time, or to cease investment operations entirely. In the event that a ProFund VP ceases offering its shares, any investments allocated to the ProFund VP may, subject to any necessary regulatory approvals, be invested in another ProFund VP deemed appropriate by the Board of Trustees.

Distribution (12b-1) Plan Fees

Under a distribution plan adopted by the Board of Trustees pursuant to Rule 12b-1 under the Investment Company Act of 1940, each ProFund VP may pay financial intermediaries an annual fee of 0.25% of its average daily net assets as reimbursement or compensation for providing or procuring a variety of services relating to the promotion, sale and servicing of shares of the ProFund VP. Over time, fees paid under the plan will increase the cost of your investment and may cost you more than other types of sales charges. ProFund Advisors or other service providers may utilize their own resources to finance distribution or service activities on behalf of the ProFunds VP, including compensating ProFunds Distributors, Inc. (the “Distributor”) and other third parties for distribution related activities or the provision of shareholder services. These payments are not reflected in the fees and expenses section of the fee table for each ProFund VP contained in this Prospectus. In addition, the Distributor and ProFund Advisors may from time to time make additional payments at their own expense or provide other incentives to selected financial firms as compensation for services.

A financial firm is one that, in exchange for compensation, sells, among other products, mutual fund shares (including the shares offered in this Prospectus) or provides services for mutual fund shareholders. Financial firms include registered investment advisers, brokers, dealers, insurance companies and banks. In addition, the Distributor and ProFund Advisors may from time to time make additional payments such as cash bonuses or provide other incentives to selected financial firms as compensation for services (including preferential services) such as, without limitation, providing the ProFunds VP with “shelf space” or a higher profile for the financial firms’ financial consultants and their customers, placing the ProFunds VP on the financial firms’ preferred or recommended fund list, granting the Distributor or ProFund Advisors access to the financial firms’ financial consultants, providing assistance in training and educating the financial firms’ personnel, and furnishing marketing support and other specified services. These payments may be significant to the financial firms and may also take the form of sponsorship of seminars or informational meetings or payment for attendance by persons associated with the financial firms at seminars or informational meetings.

A number of factors will be considered in determining the amount of these additional payments to financial firms. On some occasions, such payments may be conditioned upon levels of sales, including the sale of a specified minimum dollar amount of the shares of a ProFund VP, all other ProFunds VP, other funds sponsored by ProFund Advisors and/or a particular class of shares, during a specified period of time. The Distributor and ProFund Advisors may also make payments to one or more participating financial firms based upon factors such as the amount of assets a financial firm’s clients have invested in the ProFunds VP and the quality of the financial firm’s relationship with the Distributor or ProFund Advisors. The additional payments described above are made at the Distributor’s or ProFund Advisors’ expense, as applicable. These payments may be made, at the discretion of the Distributor or ProFund Advisors to some of the financial firms that have sold the greatest amounts of shares of the ProFunds VP. In certain cases, the payments described in the preceding sentence may be subject to certain minimum payment levels.

Representatives of the Distributor and ProFund Advisors visit financial firms on a regular basis to educate financial advisors about the ProFunds VP and to encourage the sale of ProFund VP shares to their clients. The costs and expenses associated with these efforts may include travel, lodging, sponsorship at educational seminars and conferences, entertainment and meals to the extent permitted by law.

If investment advisers, distributors or affiliates of mutual funds other than ProFunds VP make payments (including, without limitation, sub-transfer agency fees, platform fees, bonuses and incentives) in differing amounts, financial firms and their financial consultants may have financial incentives for recommending a particular mutual fund (including ProFunds VP) over other mutual funds. In addition, depending on the arrangements in place at any particular time, a financial firm and its financial consultants may also have a financial incentive for recommending a particular share class over other share classes. You should consult with your financial advisor and review carefully any disclosure by the financial firm as to compensation received by that firm and/or your financial advisor.

General ProFunds VP Information >	71

General ProFunds VP Information

For further details about payments made by the Distributor or ProFund Advisors to financial firms, please see the SAI.

Service Fees

Each ProFund VP may pay insurers for a variety of administrative services provided in connection with offering the ProFunds VP as investment options under contracts issued by the insurers. In addition, ProFund Advisors may pay, out of its own assets and at no cost to the ProFunds VP, amounts to insurers, broker-dealers or other financial intermediaries in connection with the provision of services to the ProFunds VP and investors, such as sub administration, sub-transfer agency and other services, and/or the distribution of ProFund VP shares.

Disclosure of Portfolio Holdings

A description of the ProFunds VP policies and procedures with respect to the disclosure of each ProFund VP’s portfolio securities is available in the ProFunds VP’s Statement of Additional Information.

Frequent Purchases and Redemptions of ProFund VP Shares

The Board of Trustees of ProFunds has adopted a “Policy Regarding Frequent Purchases and Redemptions of ProFund Shares.” Pursuant to this Policy, it is the general policy of ProFunds to permit frequent purchases and redemptions of ProFund VP shares. The ProFunds VP impose no restrictions and charge no redemption fees to prevent or minimize frequent purchases and redemptions of ProFund VP shares other than a $10 wire redemption fee under certain circumstances. Notwithstanding the provisions of this Policy, ProFunds VP may reject any purchase request for any reason.

As noted under “ProFunds VP Strategies and Risks — Discussion of Principal Risks — Active Investor Risk,” frequent purchases and redemptions of Fund shares could increase the rate of portfolio turnover. A high level of portfolio turnover may negatively impact performance by increasing transaction costs of the Funds. In addition, large movements of assets into and out of a Fund may negatively impact a Fund’s ability to achieve its investment objective or maintain a consistent level of operating expenses. In certain circumstances, a Fund’s expense ratio may vary from current estimates or the historical ratio disclosed in this Prospectus.

Tax Information

Each ProFund VP intends to qualify as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If each ProFund VP qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, each ProFund VP will be relieved of federal income tax on the amounts distributed.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company “segregated asset accounts” will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

An insurance company separate account that funds variable life insurance contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, each ProFund VP intends to diversify its investments in a manner intended to comply with tax requirements generally applicable to mutual funds. In addition, each ProFund VP will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable.

If a ProFund VP fails to meet this diversification requirement or otherwise fails to qualify as a regulated investment company for any taxable year, income with respect to variable insurance contracts invested in that ProFund VP at any time during the calendar year in which the failure occurred could become currently taxable to the owners of the contracts. In addition, if the IRS finds an impermissible level of “investor control” of ProFunds VP shares in connection with variable contracts, the advantageous tax treatment provided in respect to insurance company separate accounts under the Code will no longer be available. Please see Statement of Additional Information for further discussion.

Investments in securities of foreign issuers may be subject to withholding and other taxes withheld at the source, including on dividend or interest payments. In that case, the Fund’s yield on those securities would be decreased.

Since the shareholders of the ProFunds VP will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level, nor does the discussion address other tax considerations, such as possible foreign, state or local taxes. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, please refer to the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

The discussion above is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

72	< General ProFunds VP Information

ProFunds Management

“The Board of Trustees is responsible for the general supervision of the Trust, including the ProFunds VP. The Trust’s officers are responsible for the day-to-day operations of the ProFunds VP.”

ProFunds Management >	73

ProFunds Management

Board Of Trustees And Officers

The ProFunds VP are series of ProFunds (the “Trust”), a registered investment company. The Board of Trustees is responsible for the general supervision of all series of the Trust, including the ProFunds VP. The Trust’s officers are responsible for day-to-day operations of the ProFunds VP.

Investment Adviser

ProFund Advisors LLC (“ProFund Advisors”), located at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814, serves as the investment adviser to all of the ProFunds VP and provides management services to the ProFunds VP. ProFund Advisors has served as the investment advisor and management services provider since ProFunds’ inception in 1997. ProFund Advisors oversees the investment and reinvestment of the assets in each ProFund VP. It is entitled to receive annual fees equal to 0.75% of the average daily net assets of each ProFund VP, except ProFund VP U.S. Government Plus, for which it is entitled to receive annual fees equal to 0.50% of the average daily net assets of such ProFund VP. ProFund Advisors bears the costs of providing advisory services. A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement of the ProFunds VP is available in the Funds’ annual report to shareholders dated December 31, 2006. During the year ended December 31, 2006, each ProFund VP which had a full year of operations, paid ProFund Advisors fees in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)	Net Amount
Bull	0.75%
Small-Cap	0.75%
OTC	0.75%
Large-Cap Value	0.75%
Large-Cap Growth	0.75%
Mid-Cap Value	0.72%
Mid-Cap Growth	0.75%
Small-Cap Value	0.74%
Small-Cap Growth	0.75%
Asia 30	0.75%
Europe 30	0.75%
Japan	0.74%
UltraBull	0.75%
UltraMid-Cap	0.75%
UltraSmall-Cap	0.75%
UltraOTC	0.75%
Bear	0.75%
Short Mid-Cap	0.66%
Short Small-Cap	0.75%
Short OTC	0.74%
Banks	0.69%
Basic Materials	0.74%
Biotechnology	0.72%
Consumer Goods	0.64%
Consumer Services	0.35%
Financials	0.71%
Health Care	0.75%
Industrials	0.64%
Internet	0.68%
Oil & Gas	0.72%
Pharmaceuticals	0.74%
Precious Metals	0.75%
Real Estate	0.73%
Semiconductor	0.70%
Technology	0.69%
Telecommunications	0.72%
Utilities	0.72%
U.S. Government Plus	0.50%
Rising Rates Opportunity	0.75%
Money Market	0.75%

ProFund Advisors is owned by Michael L. Sapir, Louis M. Mayberg and William E. Seale.

Michael L. Sapir, Chairman and Chief Executive Officer of ProFund Advisors since 1997, formerly served as senior vice president of Padco Advisors, Inc., which advises Rydex® Funds. In addition, Mr. Sapir practiced law, primarily representing financial institutions for over 13 years, most recently as a partner in a Washington-based law firm. He holds degrees from Georgetown University Law Center (J.D.) and the University of Miami (M.B.A. and B.A.).

Louis M. Mayberg, President of ProFund Advisors since 1997, co-founded National Capital Companies, L.L.C., an investment bank specializing in financial service companies mergers and acquisitions and equity underwritings in 1986, and managed its financial services hedge fund. He holds a Bachelor of Business Administration degree with a major in Finance from The George Washington University.

William E. Seale, Ph.D., Chief Economist of ProFund Advisors since 2005, Chief Investment Officer from 2003-2004 and from October 2006-present and Director of Portfolio from 1997- 2003. Dr. Seale has more than 30 years of experience in the financial markets. His background includes a five-year presidential appointment as a commissioner of the U.S. Commodity Futures Trading Commission and an appointment as Chairman of the Finance Department at The George Washington University. He earned his degrees at the University of Kentucky.

Portfolio Management

Each ProFund VP is managed by an investment team overseen by William E. Seale, Ph.D. and George O. Foster, CFA.

William E. Seale, Ph.D., Chief Investment Officer for ProFund Advisors LLC from 2003-2004 and since October 2006. Dr. Seale is principally responsible for development and oversight of Portfolio Strategy for the Advisor. More information about Dr. Seale is set forth above.

George O. Foster, CFA, Director of Portfolio since 2004, Assistant Director of Portfolio and Senior Portfolio Manager since 2000, and Portfolio Manager since October 1999. Mr. Foster is principally responsible for daily Portfolio management operations. Mr. Foster earned a B.S. in Mechanical Engineering from Clarkson University and an M.B.A. in Finance from The George Washington University. Mr. Foster is a Chartered Financial Analyst (CFA) and is a member of the Washington Association of Money Managers.

74	< ProFunds Management

ProFunds Management

The following table summarizes the service and experience of the members of the investment teams with the most significant joint responsibility for the day-to-day management of the listed ProFunds VP or who will serve in such capacity when the relevant ProFund VP becomes effective:

ProFund VP: Bull, Small-Cap, Dow 30, OTC, Asia 30, Europe 30, Japan, UltraBull, UltraMid-Cap, UltraSmall-Cap, UltraOTC, Bear, Short Mid-Cap, Short Small-Cap, Short Dow 30, Short OTC, UltraShort Dow 30 and UltraShort OTC.

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Elisa Petit – Team Leader, Portfolio Manager	Since 03/2000	ProFund Advisors – Team Leader since April 2002, Portfolio Manager since March 2000.
Howard Rubin – CFA Senior Portfolio Manager	Since 04/2000	ProFund Advisors – Senior Portfolio Manager since November 2004, except for the period from May 13, 2005 to July 17, 2005, during which he was self-employed. Portfolio Manager April 2000 to November 2004.
Erik Berke, CFA – Associate Portfolio Manager	Since 01/2005	ProFund Advisors – Associate Portfolio Manager since January 2005; AIM Investments, Trader, October 2001 to January 2005.
Adam Croll – Associate Portfolio Manager	Since 07/2005	ProFund Advisors – Associate Portfolio Manager since July 2005; SOL Capital Management – Analyst/Trader May 2001 to July 2005.
Ashwin Joshi – Associate Portfolio Manager	Since 11/2006	ProFund Advisors – Associate Portfolio Manager since July 2006; Self-employed, April 2005 to June 2006; ETrade Global Asset Management, Portfolio Manager, August 2001 to March 2005.
Rachel Ames – Junior Portfolio Analyst	Since 11/2006	ProFund Advisors – Junior Portfolio Analyst since June 2004; Ferris Baker Watts, Intern, May 2004 to May 2004; The George Washington University, Student, September 2002 to May 2004; Pennsylvania State University, Student, September 2002 to May 2002.

ProFund VP: Large-Cap Value, Large-Cap Growth, Mid-Cap Value, Mid-Cap Growth, Small-Cap Value, Small-Cap Growth, and all Sector ProFunds VP.

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Hratch Najarian – Associate Portfolio Manager	Since 04/2002	ProFund Advisors – Associate Portfolio Manager since November 2004, Portfolio Analyst July 2003 to November 2004, Junior Analyst April 2002 to July 2003, Institutional Client Services Representative July 2000 to April 2002.

Scott Hanson – Junior Portfolio Analyst	Since 11/2006	ProFund Advisors – Junior Portfolio Analyst since May 2005; American Humane, Research Assistant, January 2004 to June 2004; Horowitz & Co., Intern, October 2002 to May 2003; Daniels College of Business, Graduate Student, September 2003 to December 2004; James Madison University, Student, September 1998 to May 2002.
Michael W. Sommer– Junior Portfolio Analyst	Since 12/2006	ProFund Advisors - Portfolio Operations Analyst since June 2006, E*Trade Financial, Investment Accountant August 2005 to June 2006. MedImmune, Finance Intern, Summer 2002 to 2004. Student, The Pennsylvania State University, 2002 to 2005.

ProFund VP: U.S. Government Plus, Rising Rates Opportunity, Money Market

Name and Title	Length of Service to Team	Business Experience During Last 5 Years
Jeffrey Ploshnick – Portfolio Manager	Since 11/2006	ProFund Advisors – Portfolio Manager since February 2001.
Ryan Dofflemeyer – Junior Portfolio Manager	Since 11/2005	ProFund Advisors – Junior Portfolio Analyst since October 2003, Investment Company Institute – Research Assistant, September 2001 to October 2003.

The Statement of Additional Information provides additional information about Portfolio Manager compensation, accounts managed by the Portfolio Managers and their ownership of ProFunds VP.

ProFunds Management >	75

ProFunds Management

Other Service Providers

ProFunds Distributors, Inc., located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the distributor of ProFund VP shares and is an affiliate of BISYS Fund Services Limited Partnership (“BISYS”). BISYS, located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the administrator to the ProFunds VP, providing operations, compliance and administrative services.

ProFund Advisors also performs certain management services, including client support and other administrative services, for the ProFunds VP under a Management Services Agreement. ProFund Advisors is entitled to receive annual fees equal to 0.15% of the average daily net assets of each ProFund VP for such services. During the year ended December 31, 2006, each ProFund VP which had a full year of operations paid ProFund Advisors fees for management services in the following amounts (fees paid reflect the effect of expense limitation arrangements in place for the period):

Fees Paid (as a percentage of average daily net assets)	Net Amount
Bull	0.12%
Small-Cap	0.12%
OTC	0.12%
Large-Cap Value	0.11%
Large-Cap Growth	0.12%
Mid-Cap Value	0.11%
Mid-Cap Growth	0.12%
Small-Cap Value	0.12%
Small-Cap Growth	0.13%
Asia 30	0.12%
Europe 30	0.12%
Japan	0.12%
UltraBull	0.12%
UltraMid-Cap	0.12%
UltraSmall-Cap	0.12%
UltraOTC	0.12%
Bear	0.11%
Short Mid-Cap	0.09%
Short Small-Cap	0.10%
Short OTC	0.11%
Banks	0.10%
Basic Materials	0.12%
Biotechnology	0.12%
Consumer Goods	0.09%
Consumer Services	0.05%
Financials	0.11%
Health Care	0.11%
Industrials	0.10%
Internet	0.11%
Oil & Gas	0.11%
Pharmaceuticals	0.11%
Precious Metals	0.12%
Real Estate	0.11%
Semiconductor	0.12%
Technology	0.11%
Telecommunications	0.11%
Utilities	0.11%
U.S. Government Plus	0.12%
Rising Rates Opportunity	0.12%
Money Market	0.12%

76	< ProFunds Management

The following tables are intended to help you understand the financial history of each ProFund VP for the past five years (or since inception, if shorter).

Certain information reflects financial results of a single share. The total return information represents the rate of return and the per share operating performance that an investor would have earned (or lost) on an investment in a ProFund VP, assuming reinvestment of all dividends and distributions. This information has been audited by PricewaterhouseCoopers LLP whose report, along with the financial statements of the ProFunds VP, appears in the Annual Report of the ProFunds VP which is readily available upon request.

Financial Highlights

Financial Highlights >	77

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Bull

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$28.27	$27.59	$25.72	$20.48	$26.94

Investment Activities:
Net investment income (loss)(a)	0.11	0.06	0.06	(0.05)	(0.04)
Net realized and unrealized gains (losses) on investments	3.63	0.69	2.19	5.29	(6.42)

Total income (loss) from investment activities	3.74	0.75	2.25	5.24	(6.46)

Distributions to Shareholders From:
Net investment income	(0.08)	(0.07)	—	—	—
Net realized gains on investments	(1.53)	—	(0.38)	—	—

Total distributions	(1.61)	(0.07)	(0.38)	—	—

Net Asset Value, End of Period	$30.40	$28.27	$27.59	$25.72	$20.48

Total Return	13.66%	2.74%	8.83%	25.59%	(23.98)%

Ratios to Average Net Assets:
Gross expenses	1.70%	1.78%	1.78%	1.87%	1.91%
Net expenses	1.67%	1.78%	1.78%	1.87%	1.91%
Net investment income (loss)	0.38%	0.21%	0.22%	(0.24)%	(0.18)%

Supplemental Data:
Net assets, end of period (000’s)	$310,894	$297,546	$391,257	$223,123	$92,750
Portfolio turnover rate(b)	224%	273%	202%	392%	260%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

78	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Small-Cap

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$ 32.95	$35.93		$31.62	$22.15	$28.56

Investment Activities:
Net investment income (loss)(a)	0.17	—	(b)	(0.14)	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	4.65	1.04		5.37	9.61	(6.25)

Total income (loss) from investment activities	4.82	1.04		5.23	9.47	(6.41)

Distributions to Shareholders From:
Net realized gains on investments	(0.53)	(4.02)		(0.92)	—	—

Net Asset Value, End of Period	$ 37.24	$32.95		$35.93	$31.62	$22.15

Total Return	14.75%	2.81%		16.74%	42.75%	(22.44)%

Ratios to Average Net Assets:
Gross expenses	1.59%	1.60%		1.61%	1.73%	1.97%
Net expenses	1.55%	1.60%		1.61%	1.73%	1.97%
Net investment income (loss)	0.47%	(0.01)%		(0.44)%	(0.52)%	(0.62)%

Supplemental Data:
Net assets, end of period (000’s)	$119,948	$117,108		$147,828	$127,335	$38,612
Portfolio turnover rate(c)	53%	67%		161%	189%	527%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Amount is less than $0.005.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	79

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Dow 30

	For the period May 1, 2006(a) through December 31, 2006
Net Asset Value, Beginning of Period	$30.00

Investment Activities:
Net investment income (loss)(b)	0.67
Net realized and unrealized gains (losses) on investments	3.59	(c)

Total income (loss) from investment activities	4.26

Net Asset Value, End of Period	$34.26

Total Return	14.20%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.69%
Net expenses(e)	1.63%
Net investment income (loss)(e)	3.09%

Supplemental Data:
Net assets, end of period (000’s)	$6,032
Portfolio turnover rate(f)	6,548	(d)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

80	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP OTC

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$15.01	$16.45		$15.79	$10.76	$17.53

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.18)		(0.12)	(0.22)	(0.23)
Net realized and unrealized gains (losses) on investments	0.98	0.18	(b)	1.42	5.25	(6.54)

Total income (loss) from investment activities	0.82	—		1.30	5.03	(6.77)

Distributions to Shareholders From:
Net realized gains on investments	—	(1.44)		(0.64)	—	—

Net Asset Value, End of Period	$15.83	$15.01		$16.45	$15.79	$10.76

Total Return	5.46%	0.18%		8.53%	46.75%	(38.62)%

Ratios to Average Net Assets:
Gross expenses	1.73%	1.84%		1.87%	1.95%	2.03%
Net expenses	1.70%	1.84%		1.87%	1.95%	1.98%
Net investment income (loss)	(1.05)%	(1.21)%		(0.75)%	(1.68)%	(1.75)%

Supplemental Data:
Net assets, end of period (000’s)	$73,789	$90,330		$157,144	$154,003	$76,250
Portfolio turnover rate(c)	258%	387%		540%	510%	534%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(c)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	81

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Large-Cap Value

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the period May 3, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$34.26	$33.48		$30.00

Investment Activities:
Net investment income (loss)(b)	0.24	0.13		—	(c)
Net realized and unrealized gains (losses) on investments	6.09	0.94		3.48

Total income (loss) from investment activities	6.33	1.07		3.48

Distributions to Shareholders from:
Net investment income	(0.06)	—	(c)	—
Net realized gain on investments	(0.51)	(0.29)		—

Total distributions	(0.57)	(0.29)		—

Net Asset Value, End of Period	$40.02	$34.26		$33.48

Total Return	18.67%	3.21%		11.60%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.74%	2.00%		2.04%
Net expenses(e)	1.70%	1.98%		1.98%
Net investment income (loss)(e)	0.66%	0.40%		(0.01)%

Supplemental Data:
Net assets, end of period (000’s)	$156,784	$79,122		$4,922
Portfolio turnover rate(f)	277%	499%		1,352%	(d)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

82	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Large-Cap Growth

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the period May 3, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$31.83	$31.61		$30.00

Investment Activities:
Net investment income (loss)(b)	(0.09)	(0.14)		0.04
Net realized and unrealized gains (losses) on investments	2.95	0.42		1.57

Total income (loss) from investment activities	2.86	0.28		1.61

Distributions to Shareholders From:
Net investment income	—	—	(c)	—
Net realized gains on investments	(0.41)	(0.06)		—

Total distributions	(0.41)	(0.06)		—

Net Asset Value, End of Period	$34.28	$31.83		$31.61

Total Return	9.06%	0.90%		5.37%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.76%	1.94%		3.06%
Net expenses(e)	1.73%	1.94%		1.98%
Net investment income (loss)(e)	(0.27)%	(0.43)%		0.18%

Supplemental Data:
Net assets, end of period (000’s)	$76,688	$83,512		$3,901
Portfolio turnover rate(f)	230%	635%		1,134%	(d)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	83

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Mid-Cap Value

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.73	$34.87	$31.56	$23.25	$30.00

Investment Activities:
Net investment income (loss)(b)	0.13	0.01	(0.10)	(0.05)	(0.02)
Net realized and unrealized gains (losses) on investments	3.69	3.05	5.02	8.36	(6.73)

Total income (loss) from investment activities	3.82	3.06	4.92	8.31	(6.75)

Distributions to Shareholders From:
Net investment income	(0.01)		—	—	—
Net realized gains on investments	(6.08)	(3.20)	(1.61)	—	—

Total distributions	(6.09)	(3.20)	(1.61)	—	—

Net Asset Value, End of Period	$32.46	$34.73	$34.87	$31.56	$23.25

Total Return	12.30%	8.84%	15.96%	35.74%	(22.50)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.76%	1.87%	1.92%	2.08%	2.25%
Net expenses(d)	1.70%	1.87%	1.92%	1.98%	1.98%
Net investment income (loss)(d)	0.37%	0.02%	(0.30)%	(0.20)%	(0.14)%

Supplemental Data:
Net assets, end of period (000’s)	$104,736	$99,606	$125,416	$50,575	$12,487
Portfolio turnover rate(e)	560%	964%	748%	1,012%	1,361%	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

84	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Mid-Cap Growth

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.84	$32.34	$29.80	$23.36	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.40)	(0.36)	(0.36)	(0.35)	(0.21)
Net realized and unrealized gains (losses) on investments	1.69	3.95	3.62	6.87	(6.43)

Total income (loss) from investment activities	1.29	3.59	3.26	6.52	(6.64)

Distributions to Shareholders From:
Net realized gains on investments	(1.51)	(1.09)	(0.72)	(0.08)	—

Net Asset Value, End of Period	$34.62	$34.84	$32.34	$29.80	$23.36

Total Return	3.98%	11.22%	11.08%	27.91%	(22.13)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.78%	1.89%	1.94%	2.02%	2.22%
Net expenses(d)	1.76%	1.89%	1.94%	1.98%	1.98%
Net investment income (loss)(d)	(1.13)%	(1.07)%	(1.20)%	(1.31)%	(1.32)%

Supplemental Data:
Net assets, end of period (000’s)	$67,116	$155,722	$75,078	$46,561	$15,064
Portfolio turnover rate(e)	685%	943%	792%	678%	1,594%	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	85

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Small-Cap Value

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$32.88	$33.54		$28.97	$21.51	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.12)	(0.23)		(0.16)	(0.22)	(0.09)
Net realized and unrealized gains (losses) on investments	5.71	1.59	(c)	5.92	7.68	(8.40)

Total income (loss) from investment activities	5.59	1.36		5.76	7.46	(8.49)

Distributions to Shareholders From:
Net realized gains on investments	(1.83)	(2.02)		(1.19)	—	—

Net Asset Value, End of Period	$36.64	$32.88		$33.54	$28.97	$21.51

Total Return	17.43%	4.00%		20.12%	34.68%	(28.30)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.79%	1.91%		1.95%	2.08%	2.45%
Net expenses(e)	1.75%	1.91%		1.95%	1.98%	1.98%
Net investment income (loss)(e)	(0.34)%	(0.69)%		(0.53)%	(0.87)%	(0.61)%

Supplemental Data:
Net assets, end of period (000’s)	$102,760	$62,820		$179,162	$147,174	$29,165
Portfolio turnover rate(f)	436%	573%		819%	906%	1,253%	(d)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

86	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Small-Cap Growth

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$38.80	$36.08	$31.35	$23.34	$30.00

Investment Activities:
Net investment income/(loss)(b)	(0.51)	(0.38)	(0.44)	(0.37)	(0.21)
Net realized and unrealized gains (losses) on investments	3.31	3.10	6.57	8.38	(6.45)

Total income (loss) from investment activities	2.80	2.72	6.13	8.01	(6.66)

Distributions to Shareholders From:
Net realized gains on investments	(9.07)	—	(1.40)	—	—

Net Asset Value, End of Period	$32.53	$38.80	$36.08	$31.35	$23.34

Total Return	8.65%	7.54%	19.80%	34.32%	(22.20)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.79%	1.85%	1.90%	2.00%	2.20%
Net expenses(d)	1.77%	1.85%	1.90%	1.98%	1.98%
Net investment income (loss)(d)	(1.31)%	(1.03)%	(1.32)%	(1.36)%	(1.34)%

Supplemental Data:
Net assets, end of period (000’s)	$81,479	$186,934	$210,984	$153,401	$23,968
Portfolio turnover rate(e)	472%	585%	979%	785%	1,260%	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	87

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Asia 30

	For the year ended December 31, 2006		For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$44.47		$37.30	$38.76	$23.51	$30.00

Investment Activities:
Net investment income (loss)(b)	0.07		0.40	0.11	0.17	0.06
Net realized and unrealized gains (losses) on investments	17.34		6.87	(0.38)	15.09	(6.55)

Total income (loss) from investment activities	17.41		7.27	(0.27)	15.26	(6.49)

Distributions to Shareholders From:
Net investment income	(0.27)		(0.10)	(0.12)	(0.01)	—
Net realized gains on investments	—		—	(1.07)	—	—

Total distributions	(0.27)		(0.10)	(1.19)	(0.01)	—

Net Asset Value, End of Period	$61.61		$44.47	$37.30	$38.76	$23.51

Total Return	39.29%		19.51%	(0.54)%	64.92%	(21.63)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.71%		1.82%	1.86%	1.93%	2.03%
Net expenses(d)	1.68%	(e)	1.82%	1.86%	1.93%	1.98%
Net invesment income (loss)(d)	0.13%		0.97%	0.29%	0.54%	0.35%

Supplemental Data:
Net assets, end of period (000’s)	$182,177		$73,464	$41,545	$49,138	$18,576
Portfolio turnover rate(f)	161%		256%	473%	831%	1,321%	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses fpr fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.66% for the year ended December 31, 2006.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

88	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Europe 30

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$27.96	$28.28	$24.96	$18.01	$24.26

Investment Activities:
Net investment income (loss)(a)	0.64	0.13	0.03	0.05	0.07
Net realized and unrealized gains (losses) on investments	4.18	2.14	3.53	6.92	(6.32)

Total income (loss) from investment activities	4.82	2.27	3.56	6.97	(6.25)

Distributions to Shareholders From:
Net investment income	(0.12)	(0.04)	(0.03)	(0.02)	—
Net realized gains on investments	(0.67)	(2.55)	(0.21)	—	—

Total distributions	(0.79)	(2.59)	(0.24)	(0.02)	—

Net Asset Value, End of Period	$31.99	$27.96	$28.28	$24.96	$18.01

Total Return	17.51%	8.09%	14.32%	38.73%	(25.76)%

Ratios to Average Net Assets:
Gross expenses	1.69%	1.76%	1.78%	1.91%	2.03%
Net expenses	1.66%	1.76%	1.78%	1.91%	1.98%
Net investment income (loss)	2.12%	0.45%	0.12%	0.25%	0.33%

Supplemental Data:
Net assets, end of period (000’s)	$160,024	$120,469	$140,608	$142,019	$33,119
Portfolio turnover rate(b)	172%	230%	319%	376%	1,280%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	89

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Japan

	For the year ended December 31, 2006		For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$39.15		$27.62	$27.84	$21.96	$30.00

Investment Activities:
Net investment income (loss)(b)	1.10		0.49	(0.21)	(0.28)	(0.14)
Net realized and unrealized gains (losses) on investments	1.77	(c)	11.04	2.20	6.16	(7.90)

Total income (loss) from investment activities	2.87		11.53	1.99	5.88	(8.04)

Distributions to Shareholders From:
Net investment income	(0.44)			—	—	—
Net realized gains on investments	(12.99)		—	(2.21)	—	—

Total distributions	(13.43)		—	(2.21)	—	—

Net Asset Value, End of Period	$28.59		$39.15	$27.62	$27.84	$21.96

Total Return	10.86%		41.78%	7.56%	26.78%	(26.80)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.73%		1.83%	1.85%	1.95%	2.06%
Net expenses(e)	1.70%		1.83%	1.85%	1.95%	1.98%
Net investment income (loss)(e)	3.06%		1.52%	(0.72)%	(1.12)%	(0.85)%

Supplemental Data:
Net assets, end of period (000’s)	$68,027		$129,155	$27,659	$25,188	$3,072
Portfolio turnover rate(f)	—		—	—	—	—	(d)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

90	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP UltraBull

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$20.65	$22.84	$22.19	$14.51	$22.71

Investment Activities:
Net investment income (loss)(a)	0.16	0.05	0.02	(0.05)	(0.08)
Net realized and unrealized gains (losses) on investments	4.40	0.49	3.55	7.73	(8.12)

Total income (loss) from investment activities	4.56	0.54	3.57	7.68	(8.20)

Distributions to Shareholders From:
Net investment income	(0.09)	(0.02)	—	—	—
Net realized gains on investments	(1.28)	(2.71)	(2.92)	—	—

Total distributions	(1.37)	(2.73)	(2.92)	—	—

Net Asset Value, End of Period	$23.84	$20.65	$22.84	$22.19	$14.51

Total Return	23.06%	2.61%	17.18%	52.93%	(36.11)%

Ratio to Average Net Assets:
Gross expenses	1.75%	1.88%	1.89%	2.07%	2.12%
Net expenses	1.72%	1.88%	1.89%	1.84%	1.98%
Net investment income (loss)	0.74%	0.24%	0.11%	(0.32)%	(0.46)%

Supplemental Data:
Net assets, end of period (000’s)	$70,430	$51,738	$96,514	$68,318	$42,288
Portfolio turnover rate(b)	1,411%	681%	830%	1,124%	1,249%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	91

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP UltraMid-Cap

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$37.93	$35.37	$29.46	$17.32	$30.00

Investment Activities:
Net investment income (loss)(b)	0.13	(0.09)	(0.23)	(0.20)	(0.09)
Net realized and unrealized gains (losses) on investments	2.96	6.29	8.14	12.34	(12.59)

Total income (loss) from investment activities	3.09	6.20	7.91	12.14	(12.68)

Distributions to Shareholders From:
Net realized gains on investments	(7.68)	(3.64)	(2.00)	—	—

Net Asset Value, End of Period	$33.34	$37.93	$35.37	$29.46	$17.32

Total Return	10.64%	17.89%	27.70%	70.09%	(42.27)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.76%	1.91%	1.94%	2.08%	2.36%
Net expenses(d)	1.73%	1.91%	1.94%	1.98%	1.98%
Net investment income (loss)(d)	0.34%	(0.25)%	(0.72)%	(0.88)%	(0.72)%

Supplemental Data:
Net assets, end of period (000’s)	$79,619	$87,717	$88,463	$38,653	$20,777
Portfolio turnover rate(e)	612%	692%	602%	1,202%	2,654%	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

92	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP UltraSmall-Cap

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$21.51	$30.75	$29.20	$14.64	$25.51

Investment Activities:
Net investment income (loss)(a)	0.20	0.01	(0.21)	(0.14)	(0.16)
Net realized and unrealized gains (losses) on investments	5.40	(0.18)	8.39	14.70	(10.71)

Total income (loss) from investment activities	5.60	(0.17)	8.18	14.56	(10.87)

Distributions to Shareholders From:
Net investment income	(0.01)	—	—	—	—
Net realized gains on investments	—	(9.07)	(6.63)	—	—

Total distributions	(0.01)	(9.07)	(6.63)	—	—

Net Asset Value, End of Period	$27.10	$21.51	$30.75	$29.20	$14.64

Total Return	26.05%	(0.21)%	31.07%	99.45%	(42.61)%

Ratios to Average Net Assets:
Gross expenses	1.72%	1.91%	1.94%	2.00%	2.15%
Net expenses	1.69%	1.91%	1.94%	1.98%	1.98%
Net investment income (loss)	0.82%	0.03%	(0.68)%	(0.66)%	(0.78)%

Supplemental Data:
Net assets, end of period (000’s)	$58,562	$40,184	$173,846	$88,165	$30,561
Portfolio turnover rate(b)	208%	539%	481%	572%	1,511%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	93

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.(a)

ProFund VP UltraOTC

	For the year ended December 31, 2006		For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$41.79		$46.20	$45.60	$22.50	$72.45

Investment Activities:
Net investment income (loss)(b)	(0.13)		(0.36)	(0.30)	(0.60)	(0.60)
Net realized and unrealized gains (losses) on investments	(0.53)	(c)	(1.15)	6.00	23.70	(49.35)

Total income (loss) from investment activities	(0.66)		(1.51)	5.70	23.10	(49.95)

Distributions to Shareholders From:
Net realized gains on investments	(20.16)		(2.90)	(5.10)	—	—

Net Asset Value, End of Period	$20.97		$41.79	$46.20	$45.60	$22.50

Total Return	4.93%		(3.75)%	14.10%	102.67%	(68.94)%

Ratios to Average Net Assets:
Gross expenses	1.75%		1.85%	1.88%	1.97%	2.08%
Net expenses	1.72%		1.85%	1.88%	1.94%	1.98%
Net investment income (loss)	(0.40)%		(0.83)%	(0.61)%	(1.59)%	(1.64)%

Supplemental Data:
Net assets, end of period (000’s)	$73,624		$99,349	$151,620	$114,077	$53,188
Portfolio turnover rate(d)	1,176%		437%	504%	768%	982%
(a)	Adjusted for 1:15 reverse stock split that occurred on December 16, 2005.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

94	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Bear

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$28.22	$28.61	$31.89	$42.29	$35.07

Investment Activities:
Net investment income (loss)(a)	0.89	0.39	(0.22)	(0.36)	(0.23)
Net realized and unrealized gains (losses) on investments	(2.99)	(0.78)	(3.06)	(10.04)	7.53

Total income (loss) from investment activities	(2.10)	(0.39)	(3.28)	(10.40)	7.30

Distributions to Shareholders From:
Net investment income	(0.34)	—	—	—	(0.08)

Net Asset Value, End of Period	$25.78	$28.22	$28.61	$31.89	$42.29

Total Return	(7.50)%	(1.36)%	(10.29)%	(24.59)%	20.82%

Ratios to Average Net Assets:
Gross expenses	1.74%	1.86%	1.90%	1.98%	2.03%
Net expenses	1.70%	1.86%	1.90%	1.98%	1.98%
Net investment income (loss)	3.24%	1.36%	(0.70)%	(0.96)%	(0.57)%

Supplemental Data:
Net assets, end of period (000’s)	$29,385	$50,812	$30,887	$54,301	$77,938
Portfolio turnover rate(b)	—	—	—	—	—
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	95

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Short Mid-Cap

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the period November 22, 2004(a) through December 31, 2004
Net Asset Value, Beginning of Period	$26.39	$29.15		$30.00

Investment Activities:
Net investment income (loss)(b)	0.91	0.40		—	(c)
Net realized and unrealized gains (losses) on investments	(1.87)	(3.16)		(0.85)

Total income (loss) from investment activities	(0.96)	(2.76)		(0.85)

Distributions to Shareholders from:
Net investment income	(0.05)	—	(c)	—

Net Asset Value, End of Period	$25.38	$26.39		$29.15

Total Return	(3.64)%	(9.46)%		(2.83)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.82%	2.28%		3.86%
Net expenses(e)	1.67%	1.98%		1.98%
Net investment income (loss)(e)	3.46%	1.40%		0.03%

Supplemental Data:
Net assets, end of period (000’s)	$5,210	$4,190		$637
Portfolio turnover rate(f)	—	—		—	(d)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

96	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Short Small-Cap

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period September 3, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$16.62	$17.12	$18.82	$28.74	$30.00

Investment Activities:
Net investment income (loss)(b)	0.56	0.23	(0.11)	(0.20)	(0.02)
Net realized and unrealized gains (losses) on investments	(2.50)	(0.73)	(1.59)	(9.72)	(1.24)

Total income (loss) from investment activities	(1.94)	(0.50)	(1.70)	(9.92)	(1.26)

Distributions to Shareholders from:
Net investment income	(0.10)	—	—	—	—

Net Asset Value, End of Period	$14.58	$16.62	$17.12	$18.82	$28.74

Total Return	(11.73)%	(2.92)%	(9.03)%	(34.52)%	(4.20)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.67%	1.90%	2.28%	2.71%	1.73%
Net expenses(d)	1.62%	1.90%	1.98%	1.98%	1.73%
Net investment income (loss)(d)	3.52%	1.36%	(0.62)%	(0.80)%	(0.23)%

Supplemental Data:
Net assets, end of period (000’s)	$13,052	$9,193	$6,934	$125	$2,173
Portfolio turnover rate(e)	—	—	—	—	—	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	97

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Short Dow 30

	For the period May 1, 2006(a) through December 31, 2006
Net Asset Value, Beginning of Period	$ 30.00

Investment Activities:
Net investment income (loss)(b)	0.72
Net realized and unrealized gains (losses) on investments	(2.51)

Total income (loss) from investment activities	(1.79)

Net Asset Value, End of Period	$ 28.21

Total Return	(6.00)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.25%
Net expenses(d)	1.63%
Net investment income (loss)(d)	3.61%

Supplemental Data:
Net assets, end of period (000’s)	$ 204
Portfolio turnover rate(e)	—	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

98	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Short OTC

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$18.56	$18.41	$20.71	$33.37	$30.00

Investment Activities:
Net investment income (loss)(b)	0.64	0.23	(0.13)	(0.24)	(0.09)
Net realized and unrealized gains (losses) on investments	(0.88)	(0.08)	(2.17)	(12.21)	3.46

Total income (loss) from investment activities	(0.24)	0.15	(2.30)	(12.45)	3.37

Distributions to Shareholders From:
Net investment income	(0.14)	—	—	(0.21)	—

Net Asset Value, End of Period	$18.18	$18.56	$18.41	$20.71	$33.37

Total Return	(1.31)%	0.81%	(11.11)%	(37.31)%	11.23%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.70%	1.85%	1.86%	1.99%	1.96%
Net expenses(d)	1.66%	1.85%	1.86%	1.98%	1.96%
Net investment income (loss)(d)	3.34%	1.21%	(0.62)%	(0.93)%	(0.39)%

Supplemental Data:
Net assets, end of period (000’s)	$23,898	$31,588	$16,213	$31,524	$14,030
Portfolio turnover rate(e)	—	—	—	—	—	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	99

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP UltraShort Dow 30

	For the period September 14, 2006(a) through December 31, 2006
Net Asset Value, Beginning of Period	$ 30.00

Investment Activities:
Net investment income (loss)(b)	0.30
Net realized and unrealized gains (losses) on investments	(4.08)

Total income (loss) from investment activities	(3.78)

Net Asset Value, End of Period	$ 26.22

Total Return	(12.60)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	5.58%
Net expenses(d)	1.65%	(e)
Net investment income (loss)(d)	3.68%

Supplemental Data:
Net assets, end of period (000’s)	$ 175
Portfolio turnover rate(f)	—	(c)
(a)	Commencement of operations
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period September 14, 2006 through December 31, 2006.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

100	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP UltraShort OTC

	For the period September 14, 2006(a) through December 31, 2006
Net Asset Value, Beginning of Period	$ 30.00

Investment Activities:
Net investment income (loss)(b)	0.29
Net realized and unrealized gains (losses) on investments	(3.90)

Total income (loss) from investment activities	(3.61)

Net Asset Value, End of Period	$ 26.39

Total Return	(12.03)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	5.46%
Net expenses(d)	1.66%	(e)
Net investment income (loss)(d)	3.71%

Supplemental Data:
Net assets, end of period (000’s)	$ 176
Portfolio turnover rate(f)	—	(c)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	The ratio does not include a reduction of expenses for fees paid indirectly. The net expense ratio to average net assets less the fees paid indirectly was 1.63% for the period September 14, 2006 through December 31, 2006.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	101

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Banks

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$30.26	$36.81	$33.11	$25.98	$30.00

Investment Activities:
Net investment income (loss)(b)	0.56	0.56	0.50	0.38	0.19
Net realized and unrealized gains (losses) on investments	4.09	(0.92)	3.39	7.25	(4.21)

Total income (loss) from investment activities	4.65	(0.36)	3.89	7.63	(4.02)

Distributions to Shareholders From:
Net investment income	(0.17)	(1.20)	(0.19)	(0.50)	—
Net realized gain on investments	—	(4.99)	—	—	—

Total distributions	(0.17)	(6.19)	(0.19)	(0.50)	—

Net Asset Value, End of Period	$34.74	$30.26	$36.81	$33.11	$25.98

Total Return	15.41%	(0.15)%	11.77%	29.39%	(13.40)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.80%	2.03%	1.98%	2.30%	2.11%
Net expenses(d)	1.69%	1.98%	1.98%	1.98%	1.98%
Net investment income (loss)(d)	1.74%	1.67%	1.46%	1.30%	1.06%

Supplemental Data:
Net assets, end of period (000’s)	$13,296	$11,872	$13,140	$5,759	$5,782
Portfolio turnover rate(e)	431%	883%	1,003%	1,457%	1,183%	(c)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

102	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Basic Materials

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$34.55	$36.18		$33.74	$25.66	$30.00

Investment Activities:
Net investment income (loss)(b)	0.39	0.13		0.02	0.22	0.23
Net realized and unrealized gains (losses) on investments	4.94	0.59	(c)	3.40	7.88	(4.57)

Total income (loss) from investment activities	5.33	0.72		3.42	8.10	(4.34)

Distributions to Shareholders From:
Net investment income	(0.13)	(0.03)		(0.10)	(0.02)	—
Net realized gains on investments	—	(2.32)		(0.88)	—	—

Total distributions	(0.13)	(2.35)		(0.98)	(0.02)	—

Net Asset Value, End of Period	$39.75	$34.55		$36.18	$33.74	$25.66

Total Return	15.48%	2.44%		10.22%	31.58%	(14.47)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.79%	1.91%		1.96%	2.03%	2.21%
Net expenses(e)	1.74%	1.91%		1.96%	1.97%	1.98%
Net investment income (loss)(e)	1.05%	0.36%		0.06%	0.75%	1.25%

Supplemental Data:
Net assets, end of period (000’s)	$30,632	$34,750		$25,614	$50,929	$3,851
Portfolio turnover rate(f)	378%	650%		783%	1,009%	2,498%	(d)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	103

Financial Highlights

For a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Biotechnology

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$21.73	$19.18	$21.96	$15.17	$25.44

Investment Activities:
Net investment income (loss)(a)	(0.37)	(0.38)	(0.41)	(0.37)	(0.35)
Net realized and unrealized gains (losses) on investments	(0.53)	4.06	2.25	6.62	(9.19)

Total income (loss) from investment activities	(0.90)	3.68	1.84	6.25	(9.54)

Distributions to Shareholders From:
Net realized gains on investments	—	(1.13)	(4.62)	—	(0.19)

Net Asset Value, End of Period	$20.83	$21.73	$19.18	$21.96	$15.17

Total Return	(4.10)%	19.24%	9.73%	39.78%	(37.51)%

Ratio to Average Net Assets:
Gross expenses	1.84%	1.92%	1.98%	2.04%	2.16%
Net expenses	1.78%	1.92%	1.98%	1.98%	1.98%
Net investment income (loss)	(1.75)%	(1.90)%	(1.88)%	(1.87)%	1.91%

Supplemental Data:
Net assets, end of period (000’s)	$12,426	$25,092	$24,832	$14,342	$14,246
Portfolio turnover rate(b)	397%	809%	788%	848%	1,049%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

104	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Consumer Goods

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$29.75	$30.00		$29.53	$25.11	$30.00

Investment Activities:
Net investment income (loss)(b)	0.31	0.04		0.07	0.04	0.04
Net realized and unrealized gains (losses) on investments	3.44	(0.15)	(c)	2.54	4.59	(4.93)

Total income (loss) from investment activities	3.75	(0.11)		2.61	4.63	(4.89)

Distributions to Shareholders From:
Net investment income	(0.02)	(0.14)		(0.03)	(0.21)	—
Net realized gains on investments	—	—		(2.11)	—	—

Total distributions	(0.02)	(0.14)		(2.14)	(0.21)	—

Net Asset Value, End of Period	$33.48	$29.75		$30.00	$29.53	$25.11

Total Return	12.62%	(0.37)%		9.26%	18.46%	(16.30)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.87%	2.08%		1.99%	2.33%	2.10%
Net expenses(e)	1.69%	1.98%		1.98%	1.98%	1.98%
Net investment income (loss)(e)	0.99%	0.13%		0.24%	0.13%	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$18,573	$6,913		$9,970	$2,406	$4,952
Portfolio turnover rate(f)	377%	870%		1,547%	1,472%	1,057%	(d)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	105

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Consumer Services

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$28.59	$29.99	$27.87	$21.98	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.17)	(0.35)	(0.29)	(0.30)	(0.17)
Net realized and unrealized gains (losses) on investments	3.60	(1.05)	2.41	6.19	(7.85)

Total income (loss) from investment activities	3.43	(1.40)	2.12	5.89	(8.02)

Net Asset Value, End of Period	$32.02	$28.59	$29.99	$27.87	$21.98

Total Return	12.00%	(4.67)%	7.61%	26.80%	(26.73)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	2.19%	2.48%	2.20%	2.33%	2.65%
Net expenses(d)	1.70%	1.98%	1.98%	1.96%	1.98%
Net investment income (loss)(d)	(0.57)%	(1.22)%	(1.03)%	(1.19)%	(1.08)%

Supplemental Data:
Net assets, end of period (000’s)	$6,499	$3,521	$11,878	$3,777	$3,439
Portfolio turnover rate(e)	579%	1,219%	1,256%	2,100%	2,644%	(c)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

106	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Financials

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$34.84	$33.80	$30.72	$23.85	$28.02

Investment Activities:
Net investment income (loss)(a)	0.34	0.27	0.20	0.11	0.06
Net realized and unrealized gains (losses) on investments	5.69	1.06	2.97	6.80	(4.23)

Total income (loss) from investment activities	6.03	1.33	3.17	6.91	(4.17)

Distribution to Shareholders From:
Net investment income	(0.23)	(0.29)	(0.09)	(0.04)	—

Net Asset Value, End of Period	$40.64	$34.84	$33.80	$30.72	$23.85

Total Return	17.35%	3.98%	10.34%	28.99%	(14.88)%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.92%	1.92%	2.07%	2.14%
Net expenses	1.68%	1.92%	1.92%	1.98%	1.98%
Net investment income (loss)	0.90%	0.80%	0.63%	0.42%	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$49,610	$35,924	$30,767	$21,024	$11,898
Portfolio turnover rate(b)	247%	316%	595%	726%	1,341%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	107

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Health Care

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$28.01	$26.42	$25.81	$21.98	$28.43

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.15)	(0.13)	(0.15)	(0.13)
Net realized and unrealized gains (losses) on investments	1.55	1.74	0.74	3.98	(6.32)

Total income (loss) from investment activities	1.47	1.59	0.61	3.83	(6.45)

Net Asset Value, End of Period	$29.48	$28.01	$26.42	$25.81	$21.98

Total Return	5.25%	6.02%	2.36%	17.42%	(22.69)%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.89%	1.91%	2.04%	2.14%
Net expenses	1.72%	1.89%	1.91%	1.97%	1.98%
Net investment income (loss)	(0.29)%	(0.57)%	(0.51)%	(0.63)%	(0.54)%

Supplemental Data:
Net assets, end of period (000’s)	$67,288	$57,307	$40,017	$25,286	$14,622
Portfolio turnover rate(b)	123%	310%	464%	877%	897%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

108	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Industrials

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$33.54	$33.09		$30.88	$24.05	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.05)	(0.11)		(0.04)	(0.01)	(0.01)
Net realized and unrealized gains (losses) on investments	3.96	0.90	(c)	4.06	6.84	(5.94)

Total income (loss) from investment activities	3.91	0.79		4.02	6.83	(5.95)

Distributions to Shareholders From:
Net realized gains on investments	—	(0.34)		(1.81)	—	—

Net Asset Value, End of Period	$37.45	$33.54		$33.09	$30.88	$24.05

Total Return	11.66%	2.44%		13.22%	28.40%	(19.83)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.93%	2.17%		1.99%	2.25%	2.65%
Net expenses(e)	1.77%	1.98%		1.98%	1.98%	1.98%
Net investment income (loss)(e)	(0.14)%	(0.36)%		(0.14)%	(0.05)%	(0.08)%

Supplemental Data:
Net assets, end of period (000’s)	$9,581	$10,101		$9,459	$11,751	$1,134
Portfolio turnover rate(f)	753%	720%		1,159%	1,997%	906%	(d)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	109

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Internet

	For the year ended December 31, 2006	For the year ended December 31, 2005		For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$58.35	$54.32		$45.81	$25.99	$30.00

Investment Activities:
Net investment income (loss)(b)	0.33	(0.98)		(0.93)	(0.75)	(0.35)
Net realized and unrealized gains (losses) on investments	(0.11)	5.01	(c)	10.53	21.02	(3.66)

Total income (loss) from investment activities	0.22	4.03		9.60	20.27	(4.01)

Distributions to Shareholders From:
Net realized gains on investments	(9.62)	—		(1.09)	(0.45)	—

Net Asset Value, End of Period	$48.95	$58.35		$54.32	$45.81	$25.99

Total Return	1.36%	7.44%		21.26%	77.99%	(13.37)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.81%	1.92%		1.94%	2.01%	2.04%
Net expenses(e)	1.71%	1.92%		1.94%	1.98%	1.98%
Net investment income (loss)(e)	0.60%	(1.87)%		(1.94)%	(1.97)%	(1.97)%

Supplemental Data:
Net assets, end of period (000’s)	$9,275	$25,338		$41,995	$14,882	$28,880
Portfolio turnover rate(f)	343%	855%		949%	803%	505%	(d)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

110	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Oil & Gas

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$47.02	$36.63	$28.33	$23.17	$27.93

Investment Activities:
Net investment income (loss)(a)	(0.08)	(0.15)	(0.05)	(0.01)	(0.05)
Net realized and unrealized gains (losses) on investments	9.13	11.64	8.37	5.17	(4.71)

Total income (loss) from investment activities	9.05	11.49	8.32	5.16	(4.76)

Distributions to Shareholders From:
Net realized gains on investments	(4.56)	(1.10)	(0.02)	—	—

Net Asset Value, End of Period	$51.51	$47.02	$36.63	$28.33	$23.17

Total Return	20.63%	31.31%	29.36%	22.27%	(17.04)%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.86%	1.92%	2.09%	2.16%
Net expenses	1.68%	1.86%	1.92%	1.98%	1.98%
Net investment income (loss)	(0.15)%	(0.34)%	(0.16)%	(0.05)%	(0.18)%

Supplemental Data:
Net assets, end of period (000’s)	$144,216	$148,466	$85,137	$44,398	$19,283
Portfolio turnover rate(b)	166%	298%	470%	1,091%	1,632%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	111

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Pharmaceuticals

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$22.56	$23.54	$25.93	$25.96	$30.00

Investment Activities:
Net investment income (loss)(b)	0.25	0.15	0.08	(0.09)	—	(c)
Net realized and unrealized gains (losses) on investments	2.51	(1.05)	(2.47)	1.51	(4.04)

Total income (loss) from investment activities	2.76	(0.90)	(2.39)	1.42	(4.04)

Distributions to Shareholders From:
Net investment income	(0.05)	(0.08)	—	—	—
Net realized gains on investments	—	—	—	(1.45)	—

Total distributions	(0.05)	(0.08)	—	(1.45)	—

Net Asset Value, End of Period	$25.27	$22.56	$23.54	$25.93	$25.96

Total Return	12.18%	(3.82)%	(9.22)%	5.60%	(13.47)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.75%	1.93%	1.97%	2.06%	2.12%
Net expenses(e)	1.70%	1.93%	1.97%	1.98%	1.98%
Net investment income (loss)(e)	1.02%	0.65%	0.32%	(0.33)%	(0.02)%

Supplemental Data:
Net assets, end of period (000’s)	$21,079	$10,780	$11,803	$11,851	$3,414
Portfolio turnover rate(f)	454%	853%	1,223%	2,569%	1,709%	(d)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Amount is less than $0.005.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

112	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Precious Metals

	For the year ended December 31, 2006		For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$41.15		$32.58	$40.99	$29.44	$30.00

Investment Activities:
Net investment income (loss)(b)	1.46		0.45	(0.20)	(0.31)	(0.07)
Net realized and unrealized gains (losses) on investments	1.55	(c)	8.12	(3.64)	11.86	(0.49)

Total income (loss) from investment activities	3.01		8.57	(3.84)	11.55	(0.56)

Distributions to Shareholders From:
Net investment income	(0.36)			—	—	—
Net realized gains on investments	—		—	(4.57)	—	—

Total distributions	(0.36)			(4.57)	—	—

Net Asset Value, End of Period	$43.80		$41.15	$32.58	$40.99	$29.44

Total Return	7.36%		26.30%	(9.92)%	39.23%	(1.87)%	(d)

Ratios to Average Net Assets:
Gross expenses(e)	1.74%		1.86%	1.87%	1.98%	1.98%
Net expenses(e)	1.70%		1.86%	1.87%	1.97%	1.98%
Net investment income (loss)(e)	3.30%		1.38%	(0.58)%	(0.94)%	(0.40)%

Supplemental Data:
Net assets, end of period (000’s)	$125,274		$113,173	$60,432	$76,218	$55,639
Portfolio turnover rate(f)	—		—	—	—	—	(d)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	The amount shown for a share outstanding throughout the period does not accord with the change in aggregate gains and losses in the portfolio of securities during the period because of the timing of sales and purchases of fund shares in relation to fluctuating market values during the period.
(d)	Not annualized for periods less than one year.
(e)	Annualized for periods less than one year.
(f)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

Financial Highlights >	113

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Real Estate

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$52.36	$50.49	$40.89	$31.16	$32.72

Investment Activities:
Net investment income (loss)(a)	0.68	0.59	1.04	1.09	1.38
Net realized and unrealized gains (losses) on investments	16.04	2.78	9.86	9.14	(1.34)

Total income (loss) from investment activities	16.72	3.37	10.90	10.23	0.04

Distributions to Shareholders From:
Net investment income	(0.34)	(1.50)	(0.82)	(0.50)	(1.37)
Net realized gains on investments	(3.10)	—	(0.38)	—	—
Return of capital	—	—	(0.10)	—	(0.23)

Total distributions	(3.44)	(1.50)	(1.30)	(0.50)	(1.60)

Net Asset Value, End of Period	$65.64	$52.36	$50.49	$40.89	$31.16

Total Return	32.49%	6.75%	27.20%	33.15%	0.02%

Ratios to Average Net Assets:
Gross expenses	1.76%	1.89%	1.93%	2.02%	2.13%
Net expenses	1.70%	1.89%	1.93%	1.98%	1.98%
Net investment income (loss)	1.13%	1.17%	2.35%	3.08%	4.09%

Supplemental Data:
Net assets, end of period (000’s)	$70,460	$34,594	$79,668	$39,613	$20,920
Portfolio turnover rate(b)	719%	1,105%	1,184%	1,113%	1,163%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

114	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Semiconductor

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$22.18	$22.00	$29.34	$15.58	$30.00

Investment Activities:
Net investment income (loss)(b)	(0.21)	(0.30)	(0.39)	(0.41)	(0.24)
Net realized and unrealized gains (losses) on investments	(1.36)	2.20	(6.54)	14.17	(14.18)

Total income (loss) from investment activities	(1.57)	1.90	(6.93)	13.76	(14.42)

Distributions to Shareholders From:
Net realized gains on investments	(0.26)	(1.72)	(0.41)	—	—

Net Asset Value, End of Period	$20.35	$22.18	$22.00	$29.34	$15.58

Total Return	(7.09)%	8.64%	(23.54)%	88.32%	(48.07)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.89%	1.98%	1.99%	2.05%	2.33%
Net expenses(d)	1.80%	1.98%	1.98%	1.98%	1.98%
Net investment income (loss)(d)	(0.96)%	(1.34)%	(1.58)%	(1.72)%	(1.89)%

Supplemental Data:
Net assets, end of period (000’s)	$5,998	$13,682	$10,851	$18,332	$3,790
Portfolio turnover rate(e)	722%	1,245%	1,460%	1,364%	886%	(c)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	115

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Technology

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$14.91	$15.30	$15.56	$10.66	$17.97

Investment Activities:
Net investment income (loss)(a)	(0.16)	(0.19)	0.06	(0.20)	(0.24)
Net realized and unrealized gains (losses) on investments	1.27	0.40	(0.14)	5.10	(7.07)

Total income (loss) from investment activities	1.11	0.21	(0.08)	4.90	(7.31)

Distributions to Shareholders From:
Net investment income	—	(0.05)	—	—	—
Net realized gains on investments	(1.25)	(0.55)	(0.18)	—	—

Total distributions	(1.25)	(0.60)	(0.18)	—	—

Net Asset Value, End of Period	$14.77	$14.91	$15.30	$15.56	$10.66

Total Return	8.07%	1.22%	(0.43)%	45.97%	(40.68)%

Ratios to Average Net Assets:
Gross expenses	1.78%	1.89%	1.87%	1.93%	2.27%
Net expenses	1.68%	1.89%	1.87%	1.93%	1.98%
Net investment income (loss)	(1.07)%	(1.29)%	0.40%	(1.47)%	(1.77)%

Supplemental Data:
Net assets, end of period (000’s)	$18,517	$19,716	$24,476	$30,631	$15,271
Portfolio turnover rate(b)	254%	381%	497%	702%	1,208%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

116	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Telecommunications

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$13.48	$15.25	$13.74	$13.41	$21.57

Investment Activities:
Net investment income (loss)(a)	0.23	0.32	0.21	0.31	(0.10)
Net realized and unrealized gains (losses) on investments	4.37	(1.29)	1.91	0.02	(8.06)

Total income (loss) from investment activities	4.60	(0.97)	2.12	0.33	(8.16)

Distribution to Shareholders From:
Net investment income	(0.08)	(0.32)	(0.13)	—	—
Net realized gains on investments	—	(0.48)	(0.48)	—	—

Total distributions	(0.08)	(0.80)	(0.61)	—	—

Net Asset Value, End of Period	$18.00	$13.48	$15.25	$13.74	$13.41

Total Return	34.28%	(6.64)%	15.56%	2.46%	(37.83)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.91%	1.95%	2.06%	2.19%
Net expenses	1.68%	1.91%	1.95%	1.97%	1.98%
Net investment income (loss)	1.40%	2.25%	1.42%	2.40%	(0.72)%

Supplemental Data:
Net assets, end of period (000’s)	$44,158	$8,798	$17,894	$7,488	$16,796
Portfolio turnover rate(b)	525%	970%	1,048%	1,508%	1,290%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	117

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Utilities

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$29.64	$26.55	$22.38	$18.78	$24.69

Investment Activities:
Net investment income (loss)(a)	0.54	0.46	0.43	0.40	0.51
Net realized and unrealized gains (losses) on investments	5.11	3.04	4.26	3.61	(6.42)

Total income (loss) from investment activities	5.65	3.50	4.69	4.01	(5.91)

Distributions to Shareholders From:
Net investment income	(0.45)	(0.16)	(0.17)	(0.41)	—
Net realized gains on investments	—	(0.25)	(0.35)	—	—

Total distributions	(0.45)	(0.41)	(0.52)	(0.41)	—

Net Asset Value, End of Period	$34.84	$29.64	$26.55	$22.38	$18.78

Total Return	19.22%	13.06%	21.07%	21.37%	(23.94)%

Ratios to Average Net Assets:
Gross expenses	1.75%	1.89%	1.95%	2.06%	2.17%
Net expenses	1.68%	1.89%	1.95%	1.98%	1.98%
Net investment income (loss)	1.68%	1.56%	1.78%	1.98%	2.31%

Supplemental Data:
Net assets, end of period (000’s)	$104,601	$75,931	$51,964	$22,653	$26,026
Portfolio turnover rate(b)	153%	251%	569%	1,134%	1,461%
(a)	Per share net investment income (loss) has been calculated using the average daily shares method.
(b)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

118	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP U.S. Government Plus

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$32.75	$30.74	$28.66	$34.12	$30.00

Investment Activities:
Net investment income (loss)(b)	1.04	0.75	0.25	0.06	0.12
Net realized and unrealized gains (losses) on investments	(2.55)	2.01	2.09	(0.90)	4.89

Total income (loss) from investment activities	(1.51)	2.76	2.34	(0.84)	5.01

Distributions to Shareholders From:
Net investment income	(1.04)	(0.75)	(0.25)	(0.06)	(0.89)
Net realized gains on investments	—	—	—	(3.23)	—
Return of capital	—	—	(0.01)	(1.33)	—

Total distributions	(1.04)	(0.75)	(0.26)	(4.62)	(0.89)

Net Asset Value, End of Period	$30.20	$32.75	$30.74	$28.66	$34.12

Total Return	(4.52)%	9.01%	8.18%	(2.55)%	16.90%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.42%	1.59%	1.61%	1.74%	1.71%
Net expenses(d)	1.38%	1.59%	1.61%	1.73%	1.71%
Net investment income (loss)(d)	3.45%	2.32%	0.86%	0.18%	0.56%

Supplemental Data:
Net assets, end of period (000’s)	$33,259	$91,463	$43,605	$36,776	$124,928
Portfolio turnover rate(e)	1,308%	1,660%	1,258%	526%	269%	(c)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts). The portfolio turnover rate can be high and volatile due to the sales and purchases of fund shares during the period.

Financial Highlights >	119

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Rising Rates Opportunity

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the period May 1, 2002(a) through December 31, 2002
Net Asset Value, Beginning of Period	$19.13	$20.78	$23.32	$24.32	$30.00

Investment Activities:
Net investment income (loss)(b)	0.70	0.27	(0.10)	(0.23)	(0.09)
Net realized and unrealized gains (losses) on investments	1.26	(1.92)	(2.44)	(0.77)	(5.59)

Total income (loss) from investment activities	1.96	(1.65)	(2.54)	(1.00)	(5.68)

Distributions to Shareholders from:
Net investment income	(0.39)	—	—	—	—

Net Asset Value, End of Period	$20.70	$19.13	$20.78	$23.32	$24.32

Total Return	10.15%	(7.89)%	(10.89)%	(4.11)%	(18.93)%	(c)

Ratios to Average Net Assets:
Gross expenses(d)	1.64%	1.73%	1.75%	1.91%	2.13%
Net expenses(d)	1.61%	1.73%	1.75%	1.91%	1.98%
Net investment income (loss)(d)	3.31%	1.36%	(0.45)%	(0.94)%	(0.49)%

Supplemental Data:
Net assets, end of period (000’s)	$130,894	$139,379	$179,638	$74,272	$7,168
Portfolio turnover rate(e)	—	—	—	—	—	(c)
(a)	Commencement of operations.
(b)	Per share net investment income (loss) has been calculated using the average daily shares method.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	Portfolio turnover rate is calculated without regard to instruments having a maturity of less than one year from acquisition or derivative instruments (including swap agreements and futures contracts).

120	< Financial Highlights

Financial Highlights

Selected data for a share of beneficial interest outstanding throughout the periods indicated.

ProFund VP Money Market

	For the year ended December 31, 2006	For the year ended December 31, 2005	For the year ended December 31, 2004	For the year ended December 31, 2003	For the year ended December 31, 2002
Net Asset Value, Beginning of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Investment Activities:
Net investment income (loss)	0.036	0.018	0.001	0.001	0.002

Distributions to Shareholders From:
Net investment income	(0.036)	(0.018)	(0.001)	(0.001)	(0.002)

Net Asset Value, End of Period	$1.000	$1.000	$1.000	$1.000	$1.000

Total Return	3.68%	1.80%	0.08%	0.12%	0.21%

Ratios to Average Net Assets:
Gross expenses	1.33%	1.34%	1.35%	1.43%	1.51%
Net expenses	1.29%	1.34%	1.15%	0.93%	1.32%
Net investment income (loss)	3.65%	1.91%	0.05%	0.12%	0.22%

Supplemental Data:
Net assets, end of period (000’s)	$152,750	$56,286	$30,701	$45,786	$69,179

Financial Highlights >	121

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ProFunds™

Post Office Mailing Address for Investments

P.O. Box 182800

Columbus, OH 43218-2800

Phone Numbers

For Financial Professionals: (888) PRO-5717   (888) 776-5717

For All Others:                   (888) PRO-FNDS (888) 776-3637

Or: (614) 470-8122

Fax Number: (800) 782-4797

Website Address

www.profunds.com

Additional information about certain investments of the ProFunds VP is available in the annual and semiannual reports to shareholders of the ProFunds VP. In the annual report you will find a discussion of the market conditions and investment strategies that significantly affected performance during the fiscal year covered by the report.

You can find more detailed information about ProFunds VP in the current Statement of Additional Information, dated May 1, 2007, which we have filed electronically with the Securities and Exchange Commission (SEC) and which is incorporated by reference into, and is legally a part of, this Prospectus. A copy of the Statement of Additional Information, annual and semiannual reports are available, free of charge, on-line at www.profunds.com. You may also receive a free copy of a Statement of Additional Information, or the annual or semiannual reports, or ask questions about investing in ProFunds VP, by writing us at the address set forth above.

You can find reports and other information about ProFunds on the SEC’s website (http://www.sec.gov), or you can get copies of this information after payment of a duplicating fee by electronic request at publicinfo@sec.gov or by writing to the Public Reference Section of the SEC, Washington, D.C.20549-0102. Information about the ProFunds VP, including their Statement of Additional Information, can be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. For information on the Public Reference Room, call the SEC at 1-202-551-8090.

ProFunds and the Bull & Bear design, ProFund VP Rising Rates Opportunity, Innovations in Indexing and not just funds, ProFunds are trademarks of ProFund Advisors LLC.

ProFunds Executive Offices

Bethesda, MD

Investment Company Act File No. 811-08239

PROVP

PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

Money Market ProFund

May 1, 2007

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the Money Market ProFund (“Money Market ProFund” or “Fund”), a series of ProFunds (the “Trust”).

Money Market ProFund offers three classes of shares: Investor Class Shares, Service Class Shares and Class A Shares each of which is discussed herein. The Fund may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy.

Money Market ProFund seeks a high level of current income consistent with liquidity and the preservation of capital through investment in high quality money market instruments. Unlike other series of the Trust (each, a “ProFund”), Money Market ProFund currently seeks to achieve its investment objective by investing all of its assets in the Cash Management Portfolio (the “Portfolio”), a separate investment company with an identical investment objective. The performance of Money Market ProFund will correspond directly to the investment performance of the Portfolio, less additional fees and expenses. Because of the inherent risks in any investment, there can be no assurance that the Fund’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectuses of Money Market ProFund, dated May 1, 2007 (with respect to each class of shares) (each a “Prospectus”), which incorporates this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm included in the Trust’s annual report for the fiscal year ended December 31, 2006 are incorporated by reference into this SAI. A copy of the Prospectus or such annual report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI is May 1, 2007.

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STATEMENT OF ADDITIONAL INFORMATION

2

PROFUNDS

The Trust is an open-end management investment company that currently comprises multiple separate series. One series is discussed herein and other series may be added in the future. The Fund may be used independently or in combination with other ProFunds or series of Access One Trust (“Access Funds”) as part of an overall investment strategy. Shares of any ProFund may be exchanged, without charge, for shares of any other ProFund or Access Fund on the basis of the respective net asset values of the shares involved, provided that certain minimum investment levels are maintained (see “Shareholder Services — Exchanging ProFund Shares” in the Prospectus). The investments made by Money Market ProFund and the results achieved by the Fund at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors LLC (the “Advisor”) acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the Fund.

GENERAL

Reference is made to the Prospectus for a discussion of the investment objective and policies of Money Market ProFund. In addition, set forth below is further information relating to the Fund. The discussion below supplements and should be read in conjunction with the Prospectus. Money Market ProFund currently invests all of its investable assets in the Portfolio, which has as its investment adviser Deutsche Investment Management Americas Inc. (“DIMA”), headquartered at 345 Park Avenue, New York, New York 10154.

The investment restrictions of the Fund specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective and all other investment policies of the Fund not specified as fundamental may be changed by the Trust’s Board of Trustees (the “Board of Trustees” or the “Trustees”) without the approval of shareholders.

The investment strategies of the Fund discussed below, and as discussed in the Prospectus, may be used by the Fund if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund. The Fund is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to the Fund will result in the achievement of the Fund’s objective. Also, there can be no assurance that the Fund will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the Fund at a time that may not be opportune for shareholders.

There can be no assurance that the Fund will achieve its investment objective.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

DEBT INSTRUMENTS

The types of instruments to which Money Market ProFund may achieve exposure through its investments in the Portfolio are discussed below.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

U.S. Government Securities

The Portfolio may also invest in U.S. government securities in pursuit of their investment objectives for liquidity purposes. U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies, such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of

3

the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of the Portfolio’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a the Portfolio’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in the Portfolio’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers the Portfolio’s income when interest rates fall. Of course, the Portfolio’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

The Portfolio and the Fund will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to the Portfolio depending on the amount of a bank’s obligations that the Portfolio holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

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Fixed-Income Securities

The Portfolio may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPS. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix A for a description of corporate bond ratings.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit the Portfolio’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. The Portfolio will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, DIMA will monitor the investment to determine whether continued investment in the security will assist in meeting the Portfolio’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that the Portfolio could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, the Portfolio may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-

5

coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause the Portfolio to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, the Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments to satisfy distribution requirements. The Portfolio may also invest in STRIPS, which are debt securities whose interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

REPURCHASE AGREEMENTS

The Portfolio also may enter into repurchase agreements with financial institutions in pursuit of its investment objective or for liquidity purposes. Under a repurchase agreement, the Portfolio purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The Portfolio follows certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the Portfolio will be monitored by DIMA. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, the Portfolio will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Portfolio could suffer a loss. The Portfolio also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the Fund expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the Portfolio not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the Portfolio, amounts to more than 10% of the Portfolio’s total net assets. The investments of the Portfolio in repurchase agreements at times may be substantial when, in the view of DIMA, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The Portfolio may use reverse repurchase agreements as part of the Portfolio’s investment strategy. Reverse repurchase agreements involve sales by the Portfolio of portfolio assets concurrently with an agreement by the Portfolio to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the Portfolio can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the Portfolio will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the Portfolio of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the Portfolio intends to use the reverse repurchase technique only when it will be to the Portfolio’s advantage to do so. The Portfolio will not invest more than 5% of its total assets in reverse repurchase agreements. The Portfolio will segregate with its custodian bank cash or liquid instruments equal in value to the Portfolio’s obligations in respect of reverse repurchase agreements.

CASH RESERVES

To seek its investment objective, as a cash reserve or for liquidity purposes, the Portfolio may invest all or part of the the Portfolio’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The Portfolio may borrow for temporary or emergency purposes. Interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, the Portfolio might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

6

As required by the 1940 Act, the Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of the Fund’s assets should fail to meet this 300% coverage test, the Fund, within three days (not including weekends and holidays), will reduce the amount of the Fund’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. The Fund is authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Fund is authorized to pledge portfolio securities as DIMA deems appropriate in connection with any borrowings.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, the Portfolio may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the Portfolio and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending Portfolio any income accruing thereon, and the Portfolio may invest the cash collateral in portfolio securities, thereby earning additional income. The Portfolio will not lend more than 20% of the value of its total assets. Loans would be subject to termination by the lending Portfolio on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending Portfolio and that Portfolio’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. The Portfolio may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan. With respect to the Portfolio, cash collateral may be invested in a money market fund managed by DIMA (or its affiliates) and DIMA may serve as the Portfolio’s lending agent and may share in revenue received from securities lending transactions as compensation for this service.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

To the extent allowable by its investment policies, the Fund may from time to time in the ordinary course of business, purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the Fund will record the transaction and thereafter reflect the value of the securities, each day, in determining the Fund’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

The Portfolio will enter into when-issued or delayed-delivery transactions for the purpose of acquiring securities. When-issued securities purchased by the Portfolio may include securities purchased on a “when, as and if issued” basis under which the issuance of the securities depends on the occurrence of a subsequent event. Upon purchasing a security on a when-issued or delayed-delivery basis, the Portfolio will identify, as part of a segregated account, cash or liquid securities in an amount at least equal to the when-issued or delayed-delivery commitment.

The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the Fund’s purchase commitments for such when-issued or delayed-delivery securities. Because the Fund will identify cash or liquid securities to satisfy its purchase commitments in the manner described, the Fund’s liquidity and the ability of the Advisor to manage the Fund might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

The Fund may invest in the securities of other investment companies, including exchange traded funds, to the extent that such an investment would be consistent with the requirements of the 1940 Act. If the Portfolio invests in, and, thus, is a shareholder of, another investment company, the Portfolio’s shareholders will indirectly bear the Portfolio’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the Portfolio to the Portfolio’s own investment adviser and the other expenses that the Portfolio bears directly in connection with the Portfolio’s own operations.

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In accordance with applicable law, the Portfolio may invest its assets in other money market funds with comparable investment objectives. In general, the Portfolio may not (1) purchase more than 3% of any other money market fund’s voting stock; (2) invest more than 5% of its assets in any single money market fund; and (3) invest more than 10% of its assets in other money market funds unless permitted to exceed these limitations by an exemptive order of the Securities and Exchange Commission (the “Commission” or the “SEC”). As a shareholder of another money market fund, the Portfolio would bear, along with other shareholders, its pro rata portion of the other money market fund’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Portfolio bears directly (and the Fund bears indirectly on a pro rata basis) in connection with its own operations.

ILLIQUID SECURITIES

The Portfolio may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. The Fund will not invest more than 10% of the Portfolio’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund has valued the securities. Under the current guidelines of the staff of the SEC, illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The Portfolio may not be able to sell illiquid securities when DIMA considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the Portfolio’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the Portfolio), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the Portfolio’s net assets. If changes in the liquidity of certain securities cause the Portfolio to exceed such 10% limit, the Portfolio will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the Portfolio.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, the Fund may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by the Fund to DIMA. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the Fund’s liquidity.

PORTFOLIO QUALITY AND MATURITY

The Portfolio will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the Portfolio invests will have, or be deemed to have, remaining maturities of 397 days or less on the date of their purchase and will be denominated in U.S. dollars. DIMA, acting under the supervision of and procedures adopted by the Board of Trustees of the Portfolio, will also determine that all securities purchased by the Portfolio present minimal credit risks. DIMA will cause the Portfolio to dispose of any security as soon as practicable if the security is no longer of the requisite quality, unless such action would not be in the best interest of the Portfolio. High-quality, short-term instruments may result in lower yield than investments with a lower quality or longer term.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS

The Portfolio may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks, that are rated in the highest short-term rating category by any two Nationally recognized

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security rating organization (“NRSROs”) (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by DIMA to be of comparable quality. Bank obligations in which the Portfolio invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of the Portfolio’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If DIMA deems the instruments to present minimal credit risk, the Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. The Portfolio may invest more than 25% of its assets in the foreign and domestic bank obligations described above. The Portfolio’s concentration of its investments in bank obligations will cause the Portfolio to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix A.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET-BACKED SECURITIES

Commercial Paper. The Portfolio may invest in fixed rate or variable rate commercial paper issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by the Portfolio must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security) or if not rated must be believed by DIMA to be of comparable quality. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

Variable Rate Master Demand Notes are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between the Portfolio and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, the Portfolio will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy DIMA, acting under the supervision of the Board of Trustees of the Portfolio, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, the Portfolio might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

Other Debt Obligations. The Portfolio may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the Portfolio’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by DIMA to be of comparable quality.

Credit Enhancement. Certain of the Portfolio’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to the Portfolio and affect Money Market ProFund’s share price. The Portfolio may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

Asset-Backed Securities. The Portfolio may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest

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and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which the Portfolio may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which the Portfolio may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if the Portfolio purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if the Portfolio purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by the Portfolio are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

The Fund’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the Fund’s investors. Consequently, it is difficult to estimate what the Fund’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the Fund may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the Fund. In addition, the Fund’s portfolio turnover level may adversely affect the ability of the Fund to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the Fund invests, are excluded from the calculation of portfolio turnover rate.

SPECIAL INFORMATION CONCERNING MASTER-FEEDER FUND STRUCTURE

Unlike other open-end management investment companies (mutual funds) that directly acquire and manage their own portfolio securities, Money Market ProFund seeks to achieve its investment objective by investing all of its assets in the Portfolio, a separate registered investment company with the same investment objective as Money Market ProFund. Therefore, an investor’s interest in the Portfolio’s securities is indirect. In addition to selling beneficial interests to Money

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Market ProFund, the Portfolio may sell beneficial interests to other mutual funds or institutional investors. Such investors will invest in the Portfolio on the same terms and conditions and will pay a proportionate share of the Portfolio’s expenses. However, the other investors investing in the Portfolio are not required to sell their shares at the same public offering price as Money Market ProFund and are not subject to comparable variations in sales loads and other operating expenses. Therefore, investors in Money Market ProFund should be aware that these differences may result in differences in returns experienced by investors in the different funds that may invest in the Portfolio. Such differences in returns are also present in other mutual fund structures. Information concerning other holders of interests in the Portfolio is available from DIMA at 1-800-730-1313.

The Board of Trustees believes that Money Market ProFund will achieve certain efficiencies and economies of scale through the master-feeder structure, and that the aggregate expenses of Money Market ProFund are no higher than if Money Market ProFund invested directly in the securities held by the Portfolio.

Smaller funds investing in the Portfolio may be materially affected by the actions of larger funds investing in the Portfolio. For example, if a large fund withdraws from the Portfolio, the remaining funds may experience higher pro rata operating expenses, thereby producing lower returns (however, this possibility exists as well for traditionally structured funds which have large institutional investors). Additionally, the Portfolio may become less diverse, resulting in increased portfolio concentration and potential risk. Also, funds with a greater pro rata ownership in the Portfolio could have effective voting control of the operations of the Portfolio. Except as permitted by the Commission, whenever Money Market ProFund is requested to vote on matters pertaining to the Portfolio, the Trust will hold a meeting of shareholders of Money Market ProFund and will cast all of its votes in the same proportion as the votes of Money Market ProFund’s shareholders. Money Market ProFund shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing Money Market ProFund shareholders not voting will be voted by the Trustees or officers of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Certain changes in the Portfolio’s investment objective, policies or restrictions may require Money Market ProFund to withdraw its interest in the Portfolio. Such withdrawal could result in a distribution “in kind” of portfolio securities (as opposed to a cash distribution from the Portfolio). If securities are distributed, Money Market ProFund could incur brokerage, tax or other charges in converting the securities to cash. In addition, the distribution in kind may result in a less diversified portfolio of investments or adversely affect the liquidity of Money Market ProFund. Notwithstanding the above, there are other means for meeting redemption requests, such as borrowing.
Potential Future Change to the Master-Feeder Fund Structure

At a meeting held on April 25, 2001, shareholders of Money Market ProFund approved an investment advisory agreement under which the Advisor may serve as investment advisor to Money Market ProFund. Under the agreement, the Advisor is authorized to manage the assets of Money Market ProFund directly, at which point Money Market ProFund would no longer operate as a feeder fund investing its assets in the Portfolio. However, Money Market ProFund’s investment objective would not change, and the Advisor anticipates investing Money Market ProFund’s assets in the same types of high-quality, short-term, dollar-denominated money market securities in which the Portfolio may invest. In addition, it is anticipated that Money Market ProFund generally would be subject to the same types of risks to which it currently is subject as a feeder fund investing its assets in the Portfolio. It is not anticipated that Money Market ProFund’s total operating expenses would exceed its current operating expenses as a feeder fund investing in the Portfolio.

INVESTMENT RESTRICTIONS

The Portfolio has adopted certain investment restrictions as fundamental policies which cannot be changed without a vote of a “majority of the outstanding voting securities” of the Portfolio. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the Fund present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the Portfolio. All policies of the Portfolio not specifically identified in this SAI or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund. For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

The following fundamental investment restrictions and non-fundamental investment operating policies have been adopted by the Trust, with respect to Money Market ProFund, and by the Portfolio. Unless an investment instrument or technique is described in the Prospectus or elsewhere herein, Money Market ProFund and the Portfolio may not invest in that investment instrument or engage in that investment technique.

The investment restrictions below have been adopted by the Trust with respect to Money Market ProFund and by the Portfolio as fundamental policies (as defined above). Whenever Money Market ProFund is requested to vote on a change in the investment restrictions of the Portfolio, the Trust will hold a meeting of Money Market ProFund’s shareholders and will

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cast its votes as instructed by the shareholders. Money Market ProFund’s shareholders who do not vote will not affect the Trust’s votes at the Portfolio meeting. The percentage of the Trust’s votes representing ProFund shareholders not voting will be voted by the Trustees of the Trust in the same proportion as Money Market ProFund shareholders who do, in fact, vote.

Each of Money Market ProFund and the Portfolio may not:

(1) borrow money, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(2) issue senior securities, except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(3) concentrate its investments in any particular industry (excluding U.S. Government Obligations), as that term is used in the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction from time to time; except that the Portfolio/Fund will invest more than 25% of its total assets in the obligations of banks and other financial institutions; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with the same investment objectives as such Fund.

(4) engage in the business of underwriting securities issued by others, except to the extent that the Portfolio/Fund may be deemed to be an underwriter in connection with the disposition of portfolio securities; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all of the Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

(5) make loans except as permitted under the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time.

(6) purchase or sell real estate, which term does not include securities of companies which hold, deal or trade in real estate or mortgages or investments secured by real estate or interests therein, except that the Portfolio/Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Portfolio’s/Fund’s ownership of securities.

(7) purchase or sell commodities, except as permitted by the 1940 Act, as amended, and as interpreted or modified by the regulatory authority having jurisdiction, from time to time.

(8) The Portfolio/Fund has elected to be treated as a diversified investment company, as that term is used in the 1940 Act, as amended, and as interpreted or modified by regulatory authority having jurisdiction, from time to time; provided, however, that nothing in this investment restriction shall prevent the Trust from investing all or part of a Fund’s assets in an open-end management investment company with substantially the same investment objectives as the Fund.

ADDITIONAL RESTRICTION. In order to comply with certain statutes and policies, the Portfolio (or, as applicable, the Trust, on behalf of Money Market ProFund) will not as a matter of operating policy (except that no operating policy shall prevent the ProFund from investing all of its assets in an open-end investment company with substantially the same investment objective):

1. invest for the purpose of exercising control or management.

There will be no violation of any investment restrictions or policies (except with respect to fundamental investment restriction 1. above) if that restriction is complied with at the time the relevant action is taken, notwithstanding a later change in market value of an investment, in net or total assets, or in the change of securities rating of the investment, of any other later change.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the Fund is determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the NYSE is open for business.

To the extent that portfolio securities of the Fund are traded in other markets on days when the Fund’s principal trading market(s) are closed, the value of the Fund’s shares may be affected on days when investors do not have access to the Fund to purchase or redeem shares.

The net asset value per share of each class of shares of the Fund serves as the basis for the purchase and redemption price of the shares. The net asset value per share of each class of the Fund is calculated by dividing the market value of its investment in the Portfolio, less all liabilities attributed to the specific class, by the number of outstanding shares of the class. When the Fund experiences net shareholder inflows, it generally records investment transactions on the business day after the

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transaction order is placed. When the Fund experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the Fund. Money Market ProFund’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The Portfolio will use the amortized cost method in valuing its portfolio securities. This method involves valuing each security held by the Portfolio at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by the Portfolio will not be reflected in Money Market ProFund’s net asset value. The Board of Trustees of the Portfolio has indicated that it will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of the Portfolio are valued fairly in good faith.

Because the valuation of the Portfolio’s securities is based on their amortized cost, it does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium, generally without regard to the impact of fluctuating interest rates on the market value of the instrument. Although this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

The Portfolio’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 adopted by the Commission. Under this rule, the Portfolio must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of its Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees of the Portfolio also has established procedures to allow investors in the Portfolio, such as Money Market ProFund, to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review of the Portfolio’s holdings by the Portfolio’s Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of the Portfolio’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of the Portfolio’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Portfolio’s Board of Trustees. In the event the Portfolio’s Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Portfolio’s Board of Trustees must cause the Portfolio to take such corrective action as such Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing the Portfolio’s assets by using available market quotations.

Each investor in the Portfolio, including Money Market ProFund, may add to or reduce his or her investment in the Portfolio on each day the Portfolio determines its Net Asset Value. At the close of each such business day, the value of each investor’s beneficial interest in the Portfolio will be determined by multiplying the Net Asset Value of the Portfolio by the percentage, effective for that day, which represents that investor’s share of the aggregate beneficial interests in the Portfolio. Any additions or withdrawals, which are to be effected as of the close of business on that day, will then be effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio will then be recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the investor’s investment in the Portfolio effected as of the close of business on such day, and (ii) the denominator of which is the aggregate Net Asset Value of the Portfolio as of the close of business on such day plus or minus, as the case may be, the amount of net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined will then be applied to determine the value of the investor’s interest in the Portfolio as of the close of the following business day.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

DIMA is generally responsible for placing the orders for the purchase and sale of the Portfolio’s securities, including the allocation of brokerage.

The policy of DIMA in placing orders for the purchase and sale of securities for the Portfolio is to seek best execution, taking into account such factors, among others, as price; commission (where applicable); the broker-dealer’s ability to ensure that securities will be delivered on settlement date; the willingness of the broker-dealer to commit its capital and purchase a thinly traded security for its own inventory; whether the broker-dealer specializes in block orders or large program trades; the broker-dealer’s knowledge of the market and the security; the broker-dealer’s ability to maintain confidentiality; the financial condition of the broker-dealer; and whether the broker-dealer has the infrastructure and operational capabilities to execute and settle the trade. DIMA seeks to evaluate the overall reasonableness of brokerage commissions with commissions charged on comparable transactions and compares the brokerage commissions (if any) paid by the Portfolio to reported commissions paid by others. DIMA routinely reviews commission rates, execution and settlement services performed and makes internal and external comparisons.

Commission rates on transactions in equity securities on U.S. securities exchanges are subject to negotiation. Commission rates on transactions in equity securities on foreign securities exchanges are generally fixed. Purchases and sales of fixed-income securities and other over-the-counter securities are effected on a net basis, without the payment of brokerage commissions. Transactions in fixed income and other over-the-counter securities are generally placed by DIMA with the principal market makers for these securities unless DIMA reasonably believes more favorable results are available elsewhere. Transactions with dealers serving as market makers reflect the spread between the bid and asked prices. Purchases of underwritten issues will include an underwriting fee paid to the underwriter. Money market instruments are normally purchased in principal transactions directly from the issuer or from an underwriter or market maker.

It is likely that the broker-dealers selected based on the considerations described in this section will include firms that also sell shares of the Portfolio to their customers. However, DIMA does not consider sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio and, accordingly, has implemented policies and procedures reasonably designed to prevent its traders from considering sales of shares of the Portfolio as a factor in the selection of broker-dealers to execute portfolio transactions for the Portfolio.

DIMA is permitted by Section 28(e) of the Securities Exchange Act of 1934, as amended (“1934 Act”), when placing portfolio transactions for a fund, to cause the fund to pay brokerage commissions in excess of that which another broker-dealer might charge for executing the same transaction in order to obtain research and brokerage services if the Advisor determines that such commissions are reasonable in relation to the overall services provided. DIMA may from time to time, in reliance on Section 28(e) of the 1934 Act, execute portfolio transactions with broker-dealers that provide research and brokerage services to DIMA. Consistent with DIMA’s policy regarding best execution, where more than one broker is believed to be capable of providing best execution for a particular trade, DIMA may take into consideration the receipt of research and brokerage services in selecting the broker-dealer to execute the trade. Although certain research and brokerage services from broker-dealers may be useful to a fund and to DIMA, it is the opinion of DIMA that such information only supplements its own research effort since the information must still be analyzed, weighed and reviewed by DIMA’s staff. Research and brokerage services received from a broker-dealer may be useful to the Advisor in providing services to clients other than the fund making the trade, and not all such information is used by DIMA in connection with such fund. Conversely, such information provided to DIMA by broker-dealers through which other clients of DIMA effect securities transactions may be useful to DIMA in providing services to a fund.

Research and brokerage services provided by broker-dealers may include, but are not limited to, information on the economy, industries, groups of securities, individual companies, statistical information, accounting and tax law interpretations, political developments, legal developments affecting portfolio securities, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance analysis and measurement and analysis of corporate responsibility issues. Research and brokerage services are typically received in the form of written reports, access to specialized financial publications, telephone contacts and personal meetings with security analysts, but may also be provided in the form of access to various computer software and associated hardware, and meetings arranged with corporate and industry representatives.

DIMA may also select broker-dealers and obtain from them research and brokerage services that are used in connection with executing trades provided that such services are consistent with interpretations under Section 28(e) of the 1934 Act. Typically, these services take the form of computer software and/or hardware used by DIMA to facilitate trading activity with those broker-dealers.

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Research and brokerage services may include products obtained from third parties if DIMA determines that such product or service constitutes brokerage and research as defined in Section 28(e) and interpretations thereunder. Currently, it is DIMA’s policy that Sub-Advisors may not execute portfolio transactions on behalf of the Portfolio to obtain third party research and brokerage services. DIMA may, in the future, change this policy. Regardless, certain Sub-Advisors may, as matter of internal policy, limit or preclude third party research and brokerage services.

DIMA will monitor regulatory developments and market practice in the use of client commissions to obtain research and brokerage services and may adjust its portfolio transactions policies in response thereto.

Investment decisions for each fund and for other investment accounts managed by DIMA are made independently of each other in light of differing conditions. However, the same investment decision may be made for two or more of such accounts. In such cases, simultaneous transactions are inevitable. To the extent permitted by law, DIMA may aggregate the securities to be sold or purchased for a fund with those to be sold or purchased for other accounts in executing transactions. Purchases or sales are then averaged as to price and commission and allocated as to amount in a manner deemed equitable to each account. While in some cases this practice could have a detrimental effect on the price paid or received by, or on the size of the position obtained or disposed of for, the fund, in other cases it is believed that the ability to engage in volume transactions will be beneficial to the fund.

DIMA and its affiliates and the Portfolio’s management team manage other mutual fund and separate accounts, some of which use short sales of securities as a part of its investment strategy. The simultaneous management of long and short portfolios creates potential conflicts of interest including the risk that short sale activity could adversely affect the market value of the long positions (and vice versa), the risk arising from sequential orders in long and short positions, and the risks associated with receiving opposing orders at the same time.

DIMA has adopted procedures that it believes are reasonably designed to mitigate these potential conflicts of interest. Incorporated in the procedures are specific guidelines developed to ensure fair and equitable treatment for all clients. DIMA and the investment team have established monitoring procedures and a protocol for supervisory reviews, as well as compliance oversight to ensure that potential conflicts of interest relating to this type of activity are properly addressed.

Deutsche Bank AG or one of its affiliates (or in the case of a Sub-Advisor, the Sub-Advisor or one of its affiliates) may act as a broker for the Portfolio and receive brokerage commissions or other transaction-related compensation from the Portfolio in the purchase and sale of securities, options or futures contracts when, in the judgment of DIMA, and in accordance with procedures approved by the Portfolio’s Boards, the affiliated broker will be able to obtain a price and execution at least as favorable as those obtained from other qualified brokers and if, in the transaction, the affiliated broker charges the fund a rate consistent with that charged to comparable unaffiliated customers in similar transactions.

15

MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004)	ProFunds (108); Access One Trust (3); and ProShares Trust (40)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present)	ProFunds (108); Access One Trust (3); and ProShares Trust (40)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present); Chief Executive Officer of the Advisor (April 2005 to Present)	ProFunds (108); Access One Trust (3); and ProShares Trust (40)	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.
**	Funds that have not yet commenced operations are not included.

Executive Officers

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present.	Chairman and Chief Executive Office of the Advisor (May 1997 to Present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present.	President of the Advisor (May 1997 to Present).

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Name, Address and Date of Birth of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven G. Cravath 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/59	Chief Legal Officer and Secretary	Indefinite; June 2006 to present	General Counsel of the Advisor since June 2006; Partner, Morrison & Foerster LLP (October 1992 to June 2006).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel, Compliance Officer and Assistant Secretary – Calvert Group, Ltd. (January 1999 to October 2002).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Assistant Secretary	Indefinite; April 2006 to present	Assistant Vice President, ProFund Advisors LLC, December 2002 to present; Not employed, (November 2002); Vice President, FBR National Bank & Trust, (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present	Counsel, BISYS Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present.	BISYS Fund Services: Vice President of Fund Administration (April 2002 to present); KPMG LLP; Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	BISYS Fund Services: Vice President of Fund Administration (September 1998 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2006.

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Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None
Interested Trustee
Michael L. Sapir	None	$10,001 – $50,000

As of April 1, 2007, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the Fund (not including registered investment companies) as of December 31, 2006.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the Fund (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Fund;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the Fund or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the Fund;

•	the Advisor or the principal underwriter of the Fund,

•	an officer of the Advisor or the principal underwriter of the Fund;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Fund; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the Fund.

Trustee Compensation

The Trust, together with ProShares Trust and Access One Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) (collectively, the (“Trusts”)) pay each Independent Trustee compensation for his services as Trustee of the Trusts at the annual rate of $65,000. Independent Trustees also receive $3,000 for attending each regular quarterly in-person meeting of the Trusts, $3,000 for attending each special in-person meeting of the Trust and $1,000 for attending each telephonic meeting of the Trust, with the payment for any special or telephonic meetings spread across multiple Trusts to the extent that such meetings are joint. Trustees who are also officers or affiliated persons of the Advisor receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

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For the fiscal year ended December 31, 2006, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$45,045	$0	$0	$51,000
Michael C. Wachs, Trustee	$45,045	$0	$0	$51,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	Independent Trustee compensation for the fiscal year ended December 31, 2006 was calculated at the annual rate of $35,000. Trustees also received $1,500 for attending special meetings and $500 per telephonic meeting.
**	The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

MANAGEMENT OF THE CASH MANAGEMENT PORTFOLIO

The following table presents certain information regarding the Trustees of the Portfolio. Each Trustee’s year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Trustee has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity, and (ii) the address of each Trustee is c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33904. The term of office for each Trustee is until the election and qualification of a successor, or until such Trustee sooner dies, resigns, is removed or as otherwise provided in the governing documents of the Portfolio. Because the Portfolio does not hold an annual meeting of shareholders, each Trustee will hold office for an indeterminate period. The Trustees may also serve in similar capacities with other funds in the DWS fund complex.

Independent Trustees

Name, Year of Birth, Position with the Portfolio and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Dawn-Marie Driscoll (1946) Chairperson since 2006 Trustee since 2006	President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley College; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene’s (1978-1988). Directorships: Advisory Board, Center for Business Ethics, Bentley College; Trustee, Southwest Florida Community Foundation (charitable organization); Former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)	83

Henry P. Becton, Jr. (1943) Trustee since 2006	President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Becton Dickinson and Company(1) (medical technology company); Belo Corporation(1) (media company); Boston Museum of Science; Public Radio International. Former Directorships: American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	81

Keith R. Fox (1954) Trustee since 2006	Managing General Partner, Exeter Capital Partners (a series of private equity funds). Directorships: Progressive Holding Corporation (kitchen goods importer and distributor); Natural History, Inc. (magazine publisher); Box Top Media Inc. (advertising). Former Directorships: The Kennel Shop (retailer)	83

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Name, Year of Birth, Position with the Portfolio and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Kenneth C. Froewiss (1945) Trustee since 2006	Clinical Professor of Finance, NYU Stern School of Business (1997-present); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	83

Martin J. Gruber (1937) Trustee since 1999	Nomura Professor of Finance, Leonard N. Stern School of Business, New York University (since September 1965); Director, Japan Equity Fund, Inc. (since January 1992), Thai Capital Fund, Inc. (since January 2000), Singapore Fund, Inc. (since January 2000), National Bureau of Economic Research (since January 2006). Formerly, Trustee, TIAA (pension funds) (January 1996-January 2000); Trustee, CREF and CREF Mutual Funds (January 2000-March 2005); Chairman, CREF and CREF Mutual Funds (February 2004-March 2005); and Director, S.G. Cowen Mutual Funds (January 1985-January 2001)	83

Richard J. Herring (1946) Trustee since 1999	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000). Formerly, Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	83

Graham E. Jones (1933) Trustee since 2002	Senior Vice President, BGK Realty, Inc. (commercial real estate) (since 1995). Formerly, Trustee of various investment companies managed by Sun Capital Advisors, Inc. (1998-2005), Morgan Stanley Asset Management (1985-2001) and Weiss, Peck and Greer (1985-2005)	83

Rebecca W. Rimel (1951) Trustee since 2002	President and Chief Executive Officer, The Pew Charitable Trusts (charitable foundation) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001 to present); Director, Viasys Health Care(1) (since January 2007). Formerly, Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983 to 2004); Trustee, Investor Education (charitable organization) (2004-2005)	83

Philip Saunders, Jr. (1935) Trustee since 1990	Principal, Philip Saunders Associates (economic and financial consulting) (since November 1988). Formerly, Director, Financial Industry Consulting, Wolf & Company (consulting) (1987-1988); President, John Hancock Home Mortgage Corporation (1984-1986); Senior Vice President of Treasury and Financial Services, John Hancock Mutual Life Insurance Company, Inc. (1982-1986)	83

William N. Searcy, Jr. (1946) Trustee since 2002	Private investor since October 2003; Trustee of 8 open-end mutual funds managed by Sun Capital Advisers, Inc. (since October 1998). Formerly, Pension & Savings Trust Officer, Sprint Corporation(1) (telecommunications) (November 1989-September 2003)	83

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Name, Year of Birth, Position with the Portfolio and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Jean Gleason Stromberg (1943) Trustee since 2006	Retired. Formerly, Consultant (1997-2001); Director, US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; Service Source, Inc. Former Directorships: Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	83

Carl W. Vogt (1936) Trustee since 2006	Retired Senior Partner, Fulbright & Jaworski, L.L.P. (law firm); formerly, President (interim) of Williams College (1999-2000); formerly, President of certain funds in the Deutsche Asset Management family of funds (formerly, Flag Investors family of funds) (registered investment companies) (1999-2000). Directorships: Yellow Corporation (trucking); American Science & Engineering (x-ray detection equipment). Former Directorships: ISI Family of Funds (registered investment companies, 4 funds overseen); National Railroad Passenger Corporation (Amtrak) Waste Management, Inc. (solid waste disposal); formerly, Chairman and Member, National Transportation Safety Board	81

Interested Trustee

Name, Year of Birth, Position with the Portfolio and Length of Time Served	Business Experience and Directorships During the Past 5 Years	Number of Funds in DWS Fund Complex Overseen
Axel Schwarzer(2) (1958) Trustee since 2006	Managing Director(4), Deutsche Asset Management; Head of Deutsche Asset Management Americas; CEO of DWS Scudder; formerly board member of DWS Investments, Germany (1999-2005); formerly, Head of Sales and Product Management for the Retail and Private Banking Division of Deutsche Bank in Germany (1997-1999); formerly, various strategic and operational positions for Deutsche Bank Germany Retail and Private Banking Division in the field of investment funds, tax driven instruments and asset management for corporates (1989-1996)	82

Officers(3)

Name, Year of Birth, Position with the Portfolio and Length of Time Served	Business Experience and Directorships During the Past 5 Years
Michael G. Clark(5) (1965) President, 2006-present	Managing Director(4), Deutsche Asset Management (2006-present); President of DWS family of funds; formerly, Director of Fund Board Relations (2004-2006) and Director of Product Development (2000-2004), Merrill Lynch Investment Managers; Senior Vice President Operations, Merrill Lynch Asset Management (1999-2000)

John Millette(6) (1962) Vice President and Secretary, 1999-present	Director(4), Deutsche Asset Management

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Name, Year of Birth, Position with the Portfolio and Length of Time Served	Business Experience and Directorships During the Past 5 Years
Paul H. Schubert(5) (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present

Managing Director (4), Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS

Family of Funds (1998-2004); Vice President and Director of Mutual Fund

Finance at UBS Global Asset Management (1994-1998)

Patricia DeFilippis(5) (1963) Assistant Sedcretary, 2005-present	Vice President, Deutsche Asset Management (since June 2005); Counsel, New York Life Investment Management LLC (2003-2005); legal associate, Lord, Abbett & Co. LLC (1998-2003)

Elisa D. Metzger(5) (1962) Assistant Secretary, 2005-present	Director(4), Deutsche Asset Management (since September 2005); Counsel, Morrison and Foerster LLP (1999-2005)

Caroline Pearson(6) (1962) Assistant Secretary, 1997-present	Managing Director(4), Deutsche Asset Management

Paul Antosca(6) (1957) Assistant Treasurer, 2007-present	Director(4), Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)

Kathleen Sullivan D’Eramo(6) (1957) Assistant Treasurer, 2003-present	Director(4), Deutsche Asset Management

Jason Vazquez(5) (1972) Anti-Money Laundering Compliance Officer, 2007-present	Vice President, Deutsche Asset Management (since 2006); formerly, AML Operations Manager for Bear Stearns (2004-2006), Supervising Compliance Principal and Operations Manager for AXA Financial (1999-2004)

Robert Kloby(5) (1962) Chief Compliance Officer, 2006-present

Managing Director(4), Deutsche Asset Management (2004-present); formerly, Chief Compliance Officer/Chief Risk Officer, Robeco USA (2000-2004); Vice

President, The Prudential Insurance Company of America (1988-2000); E.F.

Hutton and Company (1984-1988)

J. ChristopherJackson(5) (1951) Chief Legal Officer, 2006 - present	Director(4), Deutsche Asset Management (2006 -present); formerly, Director, Senior Vice President, General Counsel, and Assistant Secretary, Hansberger Global Investors, Inc. (1996-2006); Director, National Society of Compliance Professionals (2002-2005)(2006-2009)

(1)	A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.
(2)

The mailing address of Axel Schwarzer is c/o Deutsche Investment Management Americas Inc., 345 Park Avenue, New York, New York 10154. Mr. Schwarzer is an interested Trustee by virtue of his positions with Deutsche Asset Management.

(3)

As a result of their respective positions held with the Advisor, these individuals are considered “interested persons” of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the Funds.

(4)	Executive title, not a board directorship.
(5)	Address: 345 Park Avenue, New York, New York 10154.
(6)	Address: Two International Place, Boston, Massachusetts 02110.

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Each Officer also holds similar positions for other investment companies for which DIMA or an affiliate serves as the advisor.

Officer’s Role with Principal Underwriter: DWS Scudder Distributors, Inc.

Paul H. Schubert:	Vice President
Caroline Pearson:	Secretary

Information Concerning Committees and Meetings of Trustees

The Board met ten (10) times during the calendar year ended December 31, 2006 and each Trustee attended at least 80% of the meetings of the Board and meetings of the committees of the Board on which such Trustee served.

Board Committees. Ms. Driscoll has served as Chair of the Board of the Portfolio since June 2006.

The Board has established the following standing committees: Audit Committee, Nominating/Corporate Governance Committee, Valuation Committee, Equity Oversight Committee, Fixed Income Oversight Committee, Marketing/Distribution/Shareholder Service Committee, Legal/Regulatory/Compliance Committee and Expense/Operations Committee.

The Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Portfolio. It also makes recommendations regarding the selection of an independent registered public accounting firm for the Portfolio, reviews the independence of such firm, reviews the scope of audit and internal controls, considers and reports to the Board on matters relating to the Portfolio’s accounting and financial reporting practices, and performs such other tasks as the full Board deems necessary or appropriate. The Audit Committee receives annual representations from the independent registered public accounting firm as to its independence. The members of the Audit Committee are Keith R. Fox (Chair and Audit Committee Financial Expert), Kenneth C. Froewiss, Richard J. Herring, Graham E. Jones, Philip Saunders, Jr., William N. Searcy, Jr. and Jean Gleason Stromberg. The Audit Committee held eight (8) meetings during the calendar year 2006.

The Nominating/Corporate Governance Committee (i) recommends to the Board candidates to serve as Trustees and (ii) oversees and, as appropriate, makes recommendations to the Board regarding other fund governance-related matters, including but not limited to Board compensation practices, retirement policies, self-evaluations of effectiveness, review of possible conflicts of interest and independence issues involving Trustees, allocations of assignments and functions of committees of the Board, and share ownership policies. The members of the Nominating/Corporate Governance Committee are Henry P. Becton, Jr. (Chair), Graham E. Jones, Rebecca W. Rimel and Jean Gleason Stromberg. The Nominating/Corporate Governance Committee (previously known as the Committee on Independent Directors) held three (3) meetings during the calendar year 2006.

The Valuation Committee oversees Portfolio valuation matters, reviews valuation procedures adopted by the Board, determines the fair value of the Portfolio’s securities as needed in accordance with the valuation procedures when actual market values are unavailable and performs such other tasks as the full Board deems necessary or appropriate. The members of the Valuation Committee are Keith R. Fox, Kenneth C. Froewiss, Martin J. Gruber, Richard J. Herring and Philip Saunders, Jr. (Chair). The Valuation Committee held six (6) meetings during the calendar year 2006.

The Board has established two Investment Oversight Committees, one focusing on DWS funds primarily investing in equity securities (the “Equity Oversight Committee”) and one focusing on DWS funds primarily investing in fixed income securities (the “Fixed Income Oversight Committee”). These Committees meet regularly with portfolio managers and other investment personnel to review the Portfolio’s investment strategies and investment performance. The members of the Equity Oversight Committee are Henry P. Becton, Jr., Martin J. Gruber (Chair), Richard J. Herring, Rebecca W. Rimel, Philip Saunders, Jr. and Carl W. Vogt. The members of the Fixed Income Oversight Committee are Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones, William N. Searcy, Jr. (Chair) and Jean Gleason Stromberg. Each Investment Oversight Committee held six (6) meetings during the calendar year 2006.

The Marketing/Distribution/Shareholder Service Committee oversees (i) the quality, costs and types of shareholder services provided to the DWS funds and their shareholders, and (ii) the distribution-related services provided to the DWS funds and their shareholders. The members of the Marketing/Distribution/Shareholder Service Committee are Martin J. Gruber, Richard J. Herring (Chair), Rebecca W. Rimel, Jean Gleason Stromberg and Carl W. Vogt. The Marketing/Distribution/Shareholder Service Committee held six (6) meetings during the calendar year 2006.

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The Legal/Regulatory/Compliance Committee oversees (i) the significant legal affairs of the DWS funds, including the handling of pending or threatened litigation or regulatory action involving the DWS funds, (ii) general compliance matters relating to the DWS funds and (iii) proxy voting. The members of the Legal/Regulatory/Compliance Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Rebecca W. Rimel, William N. Searcy, Jr., Jean Gleason Stromberg and Carl W. Vogt (Chair). The Legal/Regulatory/Compliance Committee held six (6) meetings during the calendar year 2006.

The Expense/Operations Committee (i) monitors the Portfolio’s total operating expense levels, (ii) oversees the provision of administrative services to the Portfolio, including the Portfolio’s custody, fund accounting and insurance arrangements, and (iii) reviews the Portfolio’s investment advisers’ brokerage practices, including the implementation of related policies. The members of the Expense/Operations Committee are Henry P. Becton, Jr., Dawn-Marie Driscoll, Keith R. Fox, Kenneth C. Froewiss, Graham E. Jones (Chair), Philip Saunders, Jr. and William N. Searcy, Jr. This committee held seven (7) meetings during the calendar year 2006.

Ad Hoc Committees. In addition to the standing committees described above, from time to time the Board also forms ad hoc committees to consider specific issues. In 2006, various ad hoc committees of the Board held an additional seven (7) meetings.

Remuneration. Each Independent Trustee receives compensation from the Portfolio for his or her services, which includes an annual retainer and an attendance fee for each meeting attended. No additional compensation is paid to any Independent Trustee for travel time to meetings, attendance at directors’ educational seminars or conferences, service on industry or association committees, participation as speakers at directors’ conferences or service on special fund industry director task forces or subcommittees. Independent Trustees do not receive any employee benefits such as pension or retirement benefits or health insurance from the Portfolio or any fund in the DWS fund complex.

Members of the Board who are officers, directors, employees or stockholders of Deutsche Asset Management or its affiliates receive no direct compensation from the Portfolio, although they are compensated as employees of Deutsche Asset Management, or its affiliates, and as a result may be deemed to participate in fees paid by the Portfolio. The following tables show compensation from the Portfolio and aggregate compensation from all of the funds in the DWS fund complex received by each Trustee during the calendar year 2006. Mr. Schwarzer became a member of the Board on May 5, 2006, is an interested person of the Portfolio and received no compensation from the Portfolio or any fund in the DWS fund complex during the relevant periods.

Name of Trustee	Aggregate Compensation from the Cash Management Portfolio	Total Compensation from the Cash Management Portfolio and DWS Fund Complex(1)
Henry P. Becton, Jr.(3)(5)	$11,299	$189,000
Dawn-Marie Driscoll(2)(3)(4)(5)	$14,997	$251,000
Keith R. Fox(3)(4)(5)	$11,447	$195,000
Kenneth C. Froewiss(3)(4)(5)	$12,675	$234,988
Martin J. Gruber(3)(5)	$35,221	$188,000
Richard J. Herring(3)(4)(5)	$34,848	$184,000
Graham E. Jones(3)(4)(5)	$38,369	$206,000
Rebecca W. Rimel(3)(5)	$34,746	$185,000
Philip Saunders, Jr.(3)(4)(5)	$38,627	$207,000
William N. Searcy, Jr.(3)(4)(5)	$38,369	$206,000
Jean Gleason Stromberg(3)(4)(5)	$12,308	$202,000
Carl W. Vogt(3)(5)	$3,343	$189,000

(1)	The DWS Fund Complex is composed of 155 funds.
(2)	Includes $50,000 in annual retainer fees in Ms. Driscoll’s role as Chairperson of the Board.
(3)

For each Trustee, except Mr. Becton, Mr. Froewiss and Mr. Vogt, total compensation includes compensation for service on the boards of 34 trusts/corporations comprised of 87 funds/portfolios. For Messrs. Becton and Vogt total compensation includes compensation for service on the boards of 32 trusts/corporations comprised of 85 funds/portfolios. For Mr. Froewiss total compensation includes compensation for services on the boards of 37 trusts/corporations comprised of 90 funds/portfolios.

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(4)

Aggregate compensation includes amounts paid to the Trustees for special meetings of ad hoc committees of the board in connection with the possible consolidation of the various DWS Fund boards and funds, meetings for considering fund expense simplification initiatives, and consideration of issues specific to the Funds’ direct shareholders (i.e., those shareholders who did not purchase shares through financial intermediaries). Such amounts totaled $16,000 for Ms. Driscoll, $1,000 for Mr. Fox, $17,000 for Mr. Froewiss, $1,000 for Dr. Herring, $16,000 for Mr. Jones, $17,000 for Dr. Saunders, $16,000 for Mr. Searcy and $16,000 for Ms. Stromberg. These meeting fees were borne by the applicable DWS Funds.

(5)

During calendar year 2006, the total number of funds overseen by each Trustee was 87 funds/portfolios, except for Mr. Becton and Mr. Vogt, who oversaw 85 funds/portfolios, and Mr. Froewiss, who oversaw 90 funds/portfolios.

Trustee Ownership in the Portfolio

As of December 31, 2006, none of the Trustees held shares of the Portfolio since individuals are not eligible to hold Portfolio shares. Each Trustee owns over $100,000 of shares on an aggregate basis in all DWS Funds overseen by the Trustee as of December 31, 2006.

Ownership in Securities of the Advisor and Related Companies

As reported to the Portfolio, the information in the following table reflects ownership by the Independent Trustees and their immediate family members of certain securities as of December 31, 2006. An immediate family member can be a spouse, children residing in the same household including step and adoptive children and any dependents. The securities represent ownership in the Advisor or principal underwriter of the Portfolio and any persons (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Advisor or principal underwriter of the Portfolio (including Deutsche Bank AG).

Independent Trustee	Owner and Relationship to Trustee	Company	Title of Class	Value of Securities on an Aggregate Basis	Percent of Class on an Aggregate Basis
Henry P. Becton, Jr.	n/a	None	n/a	n/a	n/a
Dawn-Marie Driscoll	n/a	None	n/a	n/a	n/a
Keith R. Fox	n/a	None	n/a	n/a	n/a
Kenneth C. Froewiss	n/a	None	n/a	n/a	n/a
Martin J. Gruber	n/a	None	n/a	n/a	n/a
Richard J. Herring	n/a	None	n/a	n/a	n/a
Graham E. Jones	n/a	None	n/a	n/a	n/a
Rebecca W. Rimel	n/a	None	n/a	n/a	n/a
Philip Saunders, Jr.	n/a	None	n/a	n/a	n/a
William N. Searcy, Jr.	n/a	None	n/a	n/a	n/a
Jean Gleason Stromberg	n/a	None	n/a	n/a	n/a
Carl W. Vogt	n/a	None	n/a	n/a	n/a

PROFUND ADVISORS LLC

Shareholders of Money Market ProFund, on April 25, 2001, approved an investment advisory agreement between the Trust, on behalf of Money Market ProFund, and the Advisor under which the Advisor serves as investment advisor of Money Market ProFund for an annual fee equal to 0.35% of the average daily net assets of Money Market ProFund, although no fee is payable under the agreement until the master-feeder relationship with the Portfolio is terminated and the Advisor directly invests the assets of Money Market ProFund.

The Advisor may pay, out of its own assets and at no cost to the ProFunds, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of the ProFunds’ shares.

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the Fund and feeder fund management and administrative services to Money Market ProFund. These services include monitoring the performance of the underlying investment company in which Money Market ProFund invests, coordinating Money Market ProFund’s relationship with that investment company, and communicating

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with the Trust’s Board of Trustees and shareholders regarding such entity’s performance and Money Market ProFund’s two tier structure and, in general, assisting the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Trust’s Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the Fund pays to the Advisor a fee at the annual rate of 0.35% of its average daily net assets.

If the Trust’s Board of Trustees terminates Money Market ProFund’s master-feeder relationship with the Portfolio, the fee charged by the Advisor for client support and administrative services under the Management Services Agreement shall be reduced from 0.35% to 0.15% of the average daily net assets of Money Market ProFund.

DEUTSCHE INVESTMENT MANAGEMENT AMERICAS INC.

Effective January 1, 2007 the Portfolio has retained the services of Deutsche Investment Management Americas Inc. (“DIMA”) as investment advisor. DIMA is located at 345 Park Avenue, New York, NY 10154.

Prior to January 1, 2007 Deutsche Asset Management, Inc. (“DeAM”) was the Advisor. The terms of the DIMA Agreement are identical to the terms of the previous Investment Management Agreement except for the name of the investment manager and the dates of execution, effectiveness and initial term. DIMA provides continuing investment management of the assets of the Portfolio on terms that are identical to the terms of the previous Investment Management Agreement with DeAM, except as described above.

DIMA is registered with the SEC as an investment advisor and provides a full range of investment advisory services to institutional and retail clients. DIMA is an indirect, wholly-owned subsidiary of Deutsche Bank AG, an international commercial and investment banking group.

The Board of Trustees of the Portfolio and the Portfolio’s shareholders recently approved an amended and restated investment management agreement (the “Investment Management Agreement”) for the Portfolio. Pursuant to the Investment Management Agreement, DIMA provides continuing investment management of the assets of the Portfolio. In addition to the investment management of the assets of the Portfolio, DIMA determines the investments to be made for the Portfolio, including what portion of its assets remain uninvested in cash or cash equivalents, and with whom the orders for investments are placed, consistent with the Portfolio’s policies as adopted by the Portfolio’s Board. DIMA will also monitor, to the extent not monitored by the Portfolio’s administrator or other agent, the Portfolio’s compliance with its investment and tax guidelines and other compliance policies. For all services provided under the Investment Management Agreement, the Portfolio for the last three fiscal years paid DIMA a fee of 0.150% of the Portfolio’s net assets. As an interested holder of the Portfolio, the Money Market ProFund bears its proportionate share of this fee.

DIMA provides assistance to the Portfolio’s Board in valuing the securities and other instruments held by the Portfolio, to the extent reasonably required by valuation policies and procedures that may be adopted by the Portfolio.

Pursuant to the Investment Management Agreement (unless otherwise provided in the agreement or as determined by the Portfolio’s Board and to the extent permitted by applicable law), DIMA pays the compensation and expenses of all the Board members, officers, and executive employees of the Portfolio, including the Portfolio’s share of payroll taxes, who are affiliated persons of DIMA

The Investment Management Agreement provides that the Portfolio is generally responsible for expenses that include: fees payable to DIMA; outside legal, accounting or auditing expenses; maintenance of books and records that are maintained by the Portfolio, the Portfolio’s custodian, or other agents of the Portfolio; taxes and governmental fees; fees and expenses of the Portfolio’s accounting agent, custodian, sub-custodians, depositories, transfer agents, dividend reimbursing agents and registrars; portfolio pricing or valuation services; brokerage commissions or other costs of acquiring or disposing of any portfolio securities or other instruments of the Portfolio; and litigation expenses and other extraordinary expenses not incurred in the ordinary course of the Portfolio’s business.

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The Investment Management Agreement allows DIMA to delegate any of its duties under the Agreement to a sub-adviser, subject to a majority vote of the Board of the Portfolio, including a majority of the Board who are not interested persons of the Portfolio, and, if required by applicable law, subject to a majority vote of the Portfolio’s shareholders.

The Investment Management Agreement provides that DIMA shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Portfolio in connection with matters to which the agreement relates, except a loss resulting from willful malfeasance, bad faith or gross negligence on the part of DIMA in the performance of its duties or from reckless disregard by DIMA of its obligations and duties under the agreement. The Investment Management Agreement may be terminated at any time, without payment of penalty, by either party or by vote of a majority of the outstanding voting securities of the Portfolio on 60 days’ written notice.

Under the current administrative services agreement between the Portfolio and DIMA (the “Administrative Services Agreement”), DIMA provides all services (other than those contained in the Investment Management Agreement) to the Portfolio including, among others, providing the Portfolio with personnel, preparing and making required filings on behalf of the Portfolio, maintaining books and records for the Portfolio, and monitoring the valuation of Portfolio securities. For all services provided under the Administrative Services Agreement, the Portfolio pays DIMA a fee of 0.030% of the Portfolio’s net assets.

Under the Administrative Services Agreement, DIMA is obligated on a continuous basis to provide such administrative services as the Board of Trustees of the Portfolio reasonably deems necessary for the proper administration of the Portfolio. DIMA generally assists in all aspects of the Portfolio’s operations; supplies and maintains office facilities (which may be in DIMA’s own offices), statistical and research data, data processing services, clerical, accounting, bookkeeping and record keeping services (including without limitation the maintenance of such books and records as are required under the Investment Company Act of 1940, as amended (the “1940 Act”), and the rules thereunder, except as maintained by other agents of the Portfolio), internal auditing, executive and administrative services, and stationery and office supplies; prepares reports to shareholders or investors; prepares and files tax returns; supplies financial information and supporting data for reports to and filings with the SEC and various state Blue Sky authorities; supplies supporting documentation for meetings of the Portfolio’s Board of Trustees; provides monitoring reports and assistance regarding compliance with the Portfolio’s charter documents, by-laws, investment objectives and policies and with Federal and state securities laws; arranges for appropriate insurance coverage; and negotiates arrangements with, and supervises and coordinates the activities of, agents and others retained to supply services.

Through December 31, 2006 DeAM was the Portfolio’s investment advisor; fees paid through this date were received by DeAM.

For the fiscal years ended December 31, 2004, 2005 and 2006, DIMA earned $17,577,775, $14,956,589 and $12,748,098 respectively, as compensation for investment advisory services provided to the Portfolio. During the same periods, DIMA voluntarily reimbursed certain expenses of the Portfolio in the approximate amounts of $3,227,471, $2,700,770 and $1,788,874 respectively.

On or about May 14, 2007 the Portfolio will pay the Advisor, under a new investment management agreement a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the first $5.5 billion of the Portfolio’s average daily net assets, 0.135% on the next $5 billion of the Portfolio’s average daily net assets, and 0.12% thereafter. Through September 30, 2007, the investment advisor and administrator have contractually agreed to waive a portion of their fees and reimburse expenses so that the total operating expense ratio (excluding extraordinary expenses), remains at 0.35%.

Money Market ProFund and the Portfolio bear certain other expenses incurred in their operation, including: taxes, interest, brokerage fees and commissions, if any; fees of Trustees of the Trust or Portfolio who are not officers, directors or employees of DIMA, the Advisor, the administrator or any of their affiliates; SEC fees and state Blue Sky qualification fees, if any; administrative and services fees; certain insurance premiums, outside auditing and legal expenses, and costs of maintenance of corporate existence; costs attributable to investor services, including without limitation, telephone and personnel expenses; and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders; costs of shareholders’ reports and meetings of shareholders, officers and Trustees of the Trust or the Portfolio; and any extraordinary expenses.

DIMA or its affiliates may have deposit, loan and other commercial banking relationships with the issuers of obligations which may be purchased on behalf of the Portfolio, including outstanding loans to such issuers which could be repaid in whole or in part with the proceeds of securities so purchased. Such affiliates deal, trade and invest for their own

27

accounts in such obligations and among the leading dealers of various types of such obligations. DIMA has informed the Portfolio that, in making its investment decisions, it does not obtain or use material inside information in its possession or in the possession of any of its affiliates. In making investment recommendations for the Portfolio, DIMA will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Portfolio is a customer of DIMA, its parent or its subsidiaries or affiliates. Also, in dealing with its customers, DIMA, its parent, subsidiaries, and affiliates will not inquire or take into consideration whether securities of such customers are held by any fund managed by DIMA or any such affiliate.

DIMA has delivered a letter of understanding to the Distributor where it has committed to provide the Distributor with cash payments to enhance the visibility and distribution of Money Market ProFund and the other ProFunds, given that the sale of shares of ProFunds is likely to increase the size of Money Market ProFund. Pursuant to this arrangement, an initial payment of $1,843,742.00 has been made by DIMA to the Distributor and thereafter periodic payments will be made, calculated initially at an annual rate of 0.08% of the portion of Money Market ProFund’s average net assets invested in the Portfolio. DIMA has represented to ProFunds that the payments are to be made from its “legitimate advisory profits” and that DIMA will not deduct the payments as expenses in its presentations justifying its investment advisory fees to the Portfolio’s directors.

CODES OF ETHICS

The Trust, the Advisor, and ProFunds Distributors, Inc. (the “Distributor”) each have adopted a code of ethics (each a “COE” collectively, the “COEs”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the ProFunds. There can be no assurance that the COEs will be effective in preventing such activities. The COEs permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COEs are on file with the SEC and are available to the public.

Deutsche Asset Management Code of Ethics

The DIMA Code of Ethics (the “DIMA Code”) imposes restrictions on the ability of its employees who are “Access Persons” as defined in the Investment Advisers Act to invest in securities that may be recommended or traded in DIMA client accounts. The DIMA Code currently applies to all securities transactions (including transactions in equity or debt securities, government bonds, municipal bonds, exchange-traded securities, securities indices, derivatives of securities and similar instruments) and mutual fund transactions (including transactions in open-end and closed end mutual funds, excluding money market funds and other mutual funds specifically designed for short-term investment). The DIMA Code applies to all securities and specified mutual fund transactions in which employees have direct or indirect beneficial interest, influence and/or control.

Pursuant to the DIMA Code, employees are required to pre-clear all of their personal securities transactions in securities that are not exempt from the DIMA Code. Employees may not purchase a security pursuant to an initial public offering. The purchase of securities of open-end mutual funds is not subject to pre-clearance, but rather subject to quarterly reporting. The DIMA Code imposes a 30-day holding period for securities and mutual fund transactions with certain exceptions. The DIMA Code also imposes specific blackout period restrictions on securities that apply to certain employees. Further, employees must receive prior approval to serve on a board of a publicly traded company or to engage in certain other outside activities that may conflict with DIMA”s obligations to its clients.

All employees are subject to reporting obligations, including filing a quarterly personal securities transaction report. Employees are also required to disclose their securities and mutual fund accounts to the Firm upon hire and annually confirm the information.

Any employee who violates the DIMA Code may be subject to disciplinary actions, including sanctions and possible dismissal.

PROXY VOTING GUIDELINES FOR MONEY MARKET PROFUND AND THE PORTFOLIO

Money Market ProFund has delegated proxy voting responsibilities to DIMA, subject to the Portfolio Board’s general oversight, with the direction that proxies should be voted consistent with Money Market ProFund’s best economic interests. DIMA has adopted its own Proxy Voting Policies and Procedures (“Policies”), and Proxy Voting Guidelines (“Guidelines”) for this purpose. The Policies address, among other things, conflicts of interest that may arise between the interests of Money Market ProFund, and the interests of DIMA and its affiliates, including Money Market ProFund’s principal underwriter. The Guidelines set forth DIMA’s general position on various proposals, such as:

•	Shareholder Rights—DIMA generally votes against proposals that restrict shareholder rights.

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•

Corporate Governance—DIMA generally votes for confidential and cumulative voting and against supermajority voting requirements for charter and bylaw amendments. DIMA generally votes for proposals to restrict a chief executive officer from serving on more than three outside boards of directors. The Advisor generally votes against proposals that require a company to appoint a chairman who is an independent director.

•

Anti-Takeover Matters—DIMA generally votes for proposals that require shareholder ratification of poison pills or that request boards to redeem poison pills, and votes against the adoption of poison pills if they are submitted for shareholder ratification. DIMA generally votes for fair price proposals.

•

Compensation Matters—DIMA generally votes for executive cash compensation proposals, unless they are unreasonably excessive. DIMA generally votes against stock option plans that do not meet DIMA’s criteria.

•	Routine Matters—DIMA generally votes for the ratification of auditors, procedural matters related to the annual meeting and changes in company name, and against bundled proposals and adjournment.

The general provisions described above do not apply to investment companies. DIMA generally votes proxies solicited by investment companies in accordance with the recommendations of an independent third party, except for proxies solicited by or with respect to investment companies for which DIMA or an affiliate serves as investment advisor or principal underwriter (“affiliated investment companies”). DIMA votes affiliated investment company proxies in the same proportion as the vote of the investment company’s other shareholders (sometimes called “mirror” or “echo” voting). Master fund proxies solicited from feeder funds are voted in accordance with applicable requirements of the Investment Company Act of 1940.

Although the Guidelines set forth DIMA’s general voting positions on various proposals, DIMA may, consistent with Money Market ProFund’s best interests, determine under some circumstances to vote contrary to those positions.

The Guidelines on a particular issue may or may not reflect the view of individual members of the Portfolio Board, or of a majority of the Portfolio Board. In addition, the Guidelines may reflect a voting position that differs from the actual practices of the public companies within the Deutsche Bank organization or of the investment companies for which DIMA or an affiliate serves as investment advisor or sponsor.

DIMA may consider the views of a portfolio company’s management in deciding how to vote a proxy or in establishing general voting positions for the Guidelines, but management’s views are not determinative.

As mentioned above, the Policies describe the way in which DIMA resolves conflicts of interest. To resolve conflicts, the advisor, under normal circumstances, votes proxies in accordance with its Guidelines. If DIMA departs from the Guidelines with respect to a particular proxy or if the Guidelines do not specifically address a certain proxy proposal, a proxy voting committee established by the advisor will vote the proxy. Before voting any such proxy, however, DIMA’s conflicts review committee will conduct an investigation to determine whether any potential conflicts of interest exist in connection with the particular proxy proposal. If the conflicts review committee determines that DIMA has a material conflict of interest, or certain individuals on the proxy voting committee should be recused from participating in a particular proxy vote, it will inform the proxy voting committee. If notified that DIMA has a material conflict, or if fewer than three voting members are eligible to participate in the proxy vote, typically DIMA will engage an independent third party to vote the proxy or follow the proxy voting recommendations of an independent third party. Under certain circumstances, DIMA may not be able to vote proxies or DIMA may find that the expected economic costs from voting outweigh the benefits associated with voting. For example, DIMA may not vote proxies on certain foreign securities due to local restrictions or customs. DIMA generally does not vote proxies on securities subject to share blocking restrictions.

A description of the Fund’s policies and procedures for voting proxies for portfolio securities and information about how the Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on the Portfolio’s Web site at www.dws-scudder.com (type “proxy voting” in the search field) — or on the SEC’s web site — www.sec.gov. To obtain a written copy of a Fund’s policies and procedures without charge, upon request, call us toll free at (800) 730-1818.

DISCLOSURE OF PORTFOLIO HOLDINGS OF MONEY MARKET PROFUNDS AND THE PORTFOLIO

In addition to the public disclosure of fund portfolio holdings through required SEC quarterly filings, the Fund may make its portfolio holdings information publicly available on the DWS Funds Web site as described in the Fund’s prospectus. The Fund does not disseminate non-public information about portfolio holdings except in accordance with policies and procedures adopted by the Fund.

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The Fund’s procedures permit non-public portfolio holdings information to be shared with Deutsche Asset Management, Inc. and its affiliates (collectively “Deutsche Asset Management”), subadvisors, if any, custodians, independent registered public accounting firms, securities lending agents, financial printers, proxy voting firms and other service providers to the Fund who require access to this information to fulfill their duties to the Fund, subject to the requirements described below. This non-public information may also be disclosed to certain mutual fund analysts and rating and tracking agencies, to shareholders in connection with in-kind redemptions, or to other entities if the Fund has a legitimate business purpose in providing the information, subject to the requirements described below.

Prior to any disclosure of the Fund’s non-public portfolio holdings information to the foregoing types of entities or persons, a person authorized by the Fund’s Trustees must make a good faith determination in light of the facts then known that the Fund has a legitimate business purpose for providing the information, that the disclosure is in the best interest of the Fund, and that the recipient assents or otherwise has a duty to keep the information confidential and to not trade based on the information received while the information remains non-public. No compensation is received by the Fund or Deutsche Asset Management for disclosing non-public holdings information. Periodic reports regarding these procedures will be provided to the Fund’s Trustees.

Portfolio holdings information distributed by the trading desks of Deutsche Asset Management or a subadvisor for the purpose of facilitating efficient trading of such securities and receipt of relevant research is not subject to the foregoing requirements. Non-public portfolio holding information does not include portfolio characteristics (other than holdings or subsets of holdings) about the Fund and information derived therefrom, including, but not limited to, how the Fund’s investments are divided among various sectors, industries, countries, value and growth stocks, bonds, currencies and cash, types of bonds, bond maturities, duration, bond coupons and bond credit quality ratings so long as the Fund’s holdings could not be derived from such information.

Registered investment companies that are subadvised by Deutsche Asset Management may be subject to different portfolio holdings disclosure policies, and neither Deutsche Asset Management nor the Fund’s Trustees exercise control over such policies. In addition, separate account clients of Deutsche Asset Management have access to their portfolio holdings and are not subject to the Fund’s portfolio holdings disclosure policy. The portfolio holdings of some of the funds subadvised by Deutsche Asset Management and some of the separate accounts managed by Deutsche Asset Management may substantially overlap with the portfolio holdings of the Fund.

Deutsche Asset Management also manages certain unregistered commingled trusts and creates model portfolios, the portfolio holdings of which may substantially overlap with the portfolio holdings of the Fund. To the extent that investors in these commingled trusts or recipients of model portfolio holdings information may receive portfolio holdings information of their trust or of a model portfolio on a different basis from that on which fund portfolio holdings information is made public, Deutsche Asset Management has implemented procedures reasonably designed to encourage such investors and recipients to keep such information confidential, and to prevent those investors from trading on the basis of non-public holdings information.

There is no assurance that the Fund’s policies and procedures with respect to the disclosure of portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by those in possession of that information.

ADMINISTRATOR, TRANSFER AGENT and FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds. The Administrator provides ProFunds with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds, distributes dividends and distributions payable by the ProFunds, and produces statements with respect to account activity for the ProFunds and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds; each ProFund reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds under the service agreement.

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The Trust pays BISYS an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each N-Q Filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2004, 2005 and 2006, BISYS, as Administrator, was paid administration fees in the following amounts for the Fund:

ADMINISTRATION FEES

FYE 12/31

	2004	2005	2006
Money Market ProFund	$158,312	$155,722	$148,605

DIMA acts as fund accounting agent for the Fund.

For the fiscal years ended December 31, 2004, 2005 and 2006, DIMA, fund accounting agent, was paid fees in the following amounts for the Fund:

FUND ACCOUNTING FEES

FYE 12/31

	2004	2005	2006
Money Market ProFund	$9,744	$10,053	$10,000

CUSTODIANS

UMB Bank, N.A. acts as custodian to the Fund. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106. State Street Bank & Trust Company, located at 225 Franklin Street, Boston, Massachusetts 02110, acts as custodian to the Portfolio.

The applicable custodian for the Fund and the Portfolio, among other things, maintains a custody account or accounts in the name of the Fund or Portfolio; receives and delivers all assets for the Fund or Portfolio upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Fund or Portfolio and pays all expenses of the Fund or Portfolio. For its services, each custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ernst & Young LLP (“E&Y”) served as the Fund’s independent registered public accounting firm for the Fund’s fiscal year ended December 31, 2006 and provided audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. E&Y is located at 1100 Huntington Center, 41 South High Street, Columbus, Ohio 43215. PricewaterhouseCoopers LLP (“PwC”) serves as the independent registered public accounting firm for the Fund’s current fiscal year. PwC provides audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PwC’s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds on a continuous basis Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 allocated between the Trust and Access One Trust as mutually agreed. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution Plan, it is contemplated that the Adviser, or an affiliate of the Adviser will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. ProFunds Distributors, Inc.’s address is 3435 Stelzer Road, Columbus, Ohio 43219.

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Various brokers have been authorized to receive purchase and redemption orders. Such brokers are authorized to designate other intermediaries to receive and accept purchase orders and receive redemption orders on the Fund’s behalf. The Fund will be deemed to have received and accepted a purchase order or received a redemption order when an authorized broker or, if applicable, a broker’s authorized agent receives the order. Customer orders will be priced at the Fund’s net asset value next computed after they are received from an authorized broker or the broker’s authorized designee and, in the case of purchase orders, accepted by the Fund.

DISTRIBUTION AND SERVICE (12b-1) PLAN (SERVICE CLASS)

The Board of Trustees has approved a Distribution and Service Plan under which the ProFunds may pay financial intermediaries such as broker-dealers (“Authorized Firms”) up to 1.00%, on an annualized basis, of average daily net assets attributable to Service Class Shares as reimbursement or compensation for distribution-related activities with respect to Service Class Shares and shareholder services (the “Service Class Plan”). Under the Service Class Plan, the Trust or ProFunds Distributors, Inc. (the “distributor”) may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Service Class Shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to 1.00% (on an annual basis) of the average daily net assets of the Service Class Shares of the ProFund attributable to, or held in the name of the Authorized Firm for, its clients. The ProFunds may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

The Advisor, the Distributor and other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the ProFunds for distribution related activities or the provision of shareholder services not otherwise covered by the Service Class Plan.

The Service Class Plan is operated as a “compensation” plan, as payments may be made for services rendered to the ProFunds regardless of the level of expenditures by the Authorized Firms. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Service Class Plan in connection with their annual consideration of the Service Class Plan’s renewal. The Service Class Plan authorizes payments as compensation or reimbursement for activities such as, without limitation: (1) advertising; (2) compensation of the Distributor, securities broker-dealers and sales personnel; (3) production and dissemination of Service Class prospectuses to prospective investors; (4) printing and mailing sales and marketing materials; (5) capital or other expenses of associated equipment, rent, salaries, bonuses, interest, and other overhead or financing charges; (6) receiving and processing shareholder orders; (7) performing the accounting for Service Class shareholder accounts; (8) maintaining retirement plan accounts; (9) answering questions and handling correspondence for individual accounts; (10) acting as the sole shareholder of record for individual shareholders; (11) issuing shareholder reports and transaction confirmations; (12) executing daily investment “sweep” functions; and (13) furnishing investment advisory services.

The Service Class Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Service Class Plan or the related Distribution and Service Agreements. All material amendments of the Service Class Plan must also be approved by the Trustees in the manner described above. The Service Class Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Service Class Shares of a ProFund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Service Class Shares of a ProFund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Service Class Plan will benefit each ProFund and holders of Service Class Shares of each ProFund. In the Trustees’ quarterly review of the Service Class Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Service Class Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Service Class investors. These activities and services are intended to make Service Class Shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses. Authorized Firms may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals a fee as compensation for service and distribution-related activities and/or shareholder services.

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For the fiscal year ended December 31, 2006, the following ProFund paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 12/31/06

Fund	Service Class Paid	Service Class Waived
Money Market ProFund	$1,148,365	$0

The Board of Trustees has approved the Distributor’s Distribution Support Guidelines (the “Guidelines”) related to the use of monies in excess of the amounts owed to Authorized Firms paid pursuant to Rule 12b-1 in accordance with the Service Class Plan (with respect to the monies paid, the “12b-1 Plan monies”). The Guidelines are designed to administer the use of the 12b-1 Plan monies to pay for expenses and services in connection with promoting Fund sales and to pay financial intermediaries, including the Distributor, for expenses and services that are primarily intended to result in the sale of Fund shares. Payments under the Guidelines also may be made to the Adviser and its affiliates for distribution-related expenditures and services performed on the Funds’ behalf.

Under the Guidelines, allowable distribution-related expenditures and services relating to marketing the Funds include NASD advertising review fees; prospectus and financial statement printing and reprinting; direct mail and fulfillment (including account applications and other account opening materials); Fund development, maintenance and other e-Commerce activity to support the Funds’ website; collateral materials, such as performance reporting fact sheets and newsletters; and design, copywriter, and production expenses (e.g., printing, development, and media costs) for distribution-related materials. The Guidelines also specify marketing-related expenditures and services allowable subject to prior written approval and, in some cases, the provision of detailed information about the expenditure or service. These include event sponsorship, conferences and sales meetings; sales incentives, and market research and consulting services (e.g., FRC and outside consultants) in support of Fund sales. In addition, the Guidelines permit the use of 12b-1 Plan monies for the following expenditures and services of selling members, provided that they are disclosed in the Funds’ prospectus and paid pursuant to a written agreement approved by the Board of Trustees: platform fees, sub-transfer agency fees, and fees in connection with revenue sharing arrangements. The Distributor also must report the payments of any such fees, along with their purposes, to the Board of Trustees.

DISTRIBUTION AND SERVICE (12b-1) PLAN (CLASS A)

Under a Distribution and Shareholder Services Plan pursuant to Rule 12b-1 under the 1940 Act (the “Plan”) adopted by the Trustees, the Fund may pay broker-dealers (including, for avoidance of doubt, the Distributor), investment advisers, banks, trust companies, accountants, estate planning firms, or other financial institutions or securities industry professionals (“Authorized Firms”), a fee as compensation for service and distribution-related activities and/or shareholder services

Under the Plan, Class A shares are authorized to pay a fee at an annual rate not to exceed 0.40% of the Fund’s average daily net assets attributable to Class A shares to Authorized Firms as compensation for service and distribution-related activities and for shareholder services in accordance with applicable law. Currently, the Trustees have approved the payment of up to 0.25% of the Fund’s average daily net assets attributable to Class A shares as compensation for shareholder services and have authorized no payments as compensation for service and distribution-related activities with respect to Class A shares. The Trustees may approve additional payments for service and distribution-related services when the Trustees believe that it is in or not opposed to the best interest of Class A shareholders to do so.

Normally, on purchases of Class A shares, or, for purchases of Class A shares in excess of one million dollars (after the first eighteen months of investment), the Distributor may pay all or any portion of the fee received pursuant to the Plan to securities dealers or other organizations (including, but not limited to, any affiliate of the Distributor) as commissions, asset-based sales charges or other compensation with respect to the sale of Class A shares of the Fund, or for providing services to investors in Class A shares and/or the maintenance of shareholder accounts, and may retain all or any portion of such fee as compensation for the Distributor’s services as principal underwriter of Class A shares of the Fund.

Under the Plan, the Trust or the Distributor may enter into agreements (“Distribution and Service Agreements”) with Authorized Firms that purchase Class A shares on behalf of their clients. The Distribution and Service Agreements will provide for compensation to the Authorized Firms in an amount up to the maximum amount permitted under the Plan (on an annual basis) of the average daily net assets of the Class A shares of the Fund attributable to, or held in the name of the Authorized Firm for, its clients. The Fund may pay different distribution and/or service fee amounts to Authorized Firms, which may provide different levels of services to their clients or customers.

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The Advisor, the Distributor or other service providers or their affiliates, may utilize their own resources to finance distribution or service activities on behalf of the Fund for distribution-related activities or the provision of shareholder services not otherwise covered by the Plan. To the extent that the Trustees may direct that accrual/collection of fees under the Plan be reduced or eliminated from time to time, the Advisor or the Distributor may agree, in their sole discretion, to fund the resulting shortfall in Plan payments to financial intermediaries.

The Plan and Distribution and Service Agreements continue in effect from year-to-year only if such continuance is specifically approved annually by a vote of the Trustees of the Trust, including a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plan or the related Distribution and Service Agreements. All material amendments of the Plan must also be approved by the Trustees in the manner described above. The Plan may be terminated at any time by a majority of the Trustees as described above or by vote of a majority of the outstanding Class A shares of the Fund. The Distribution and Service Agreements may be terminated at any time, without payment of any penalty, by vote of a majority of the Trustees as described above or by a vote of a majority of the outstanding Class A shares of the Fund on not more than 60 days’ written notice to any other party to the Distribution and Service Agreements. The Distribution and Service Agreements shall terminate automatically if assigned. The Trustees have determined that, in their judgment, there is a reasonable likelihood that the Plan will benefit the Fund and holders of Class A shares of the Fund. In the Trustees’ quarterly review of the Plan and Distribution and Service Agreements, they will consider their continued appropriateness and the level of compensation and/or reimbursement provided therein.

The Plan is intended to permit the financing of a broad array of distribution-related activities and services, as well as shareholder services, for the benefit of Class A investors. These activities and services are intended to make Class A shares an attractive investment alternative, which may lead to increased assets, increased investment opportunities and diversification, and reduced per share operating expenses.

For the fiscal year ended December 31, 2006, the following ProFund paid fees under the Plans to authorized financial intermediaries, in the following amounts:

PLAN FEES

FYE 12/31/06

Fund	Class A Paid	Class A Waived
Money Market ProFund	$477	$0

REVENUE SHARING ARRANGEMENTS

As disclosed in the Prospectus, the Advisor and the Distributor may from time to time pay significant amounts to financial firms in connection with the sale or servicing of the ProFunds and for other services such as those described in the Prospectus. This information is provided in order to assist broker-dealers in satisfying certain requirements of Rule 10b-10 under the 1934 Act, which provides that broker-dealers must provide information to customers regarding any remuneration they receive in connection with a sales transaction. You should consult your financial advisor and review carefully any disclosure by the financial firm as to compensation received by your financial advisor.

SALES CHARGES

Class A Shares

You will not be charged a sales charge for new purchases of Class A Shares of Money Market ProFund. However, as described in the Prospectus, purchases of Class A Shares of Money Market ProFund in excess of $1 million will be subject to a contingent deferred sales charge of 1.00% if redeemed less than 18 months after purchase. If you exchange your Class A Shares of Money Market ProFund for Class A Shares of another ProFund or series of Access One Trust (together, “Access Funds”), the exchange will be treated as an initial purchase of the other fund, and applicable sales charges will apply.

The Fund may make the information contained in the Prospectus and this SAI regarding sales charges available, free of charge, on the Fund’s website (www.profunds.com).

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ADMINISTRATIVE SERVICES

The ProFunds may participate in “fund supermarkets” and other programs in which a third-party financial intermediary maintains records of indirect beneficial ownership interests in the ProFunds. These programs include any type of arrangement through which investors have an indirect beneficial ownership interest in the ProFunds via omnibus accounts, bank common or collective trust funds, employee benefit plans or similar arrangements (each a “financial intermediary account”). Under these programs, the Trust, on behalf of the ProFunds, may enter into the administrative services agreements with financial intermediaries pursuant to which financial intermediaries will provide transfer agency, administrative services and other services with respect to the ProFunds. These services may include, but are not limited to: shareholder record set-up and maintenance, account statement preparation and mailing, transaction processing and settlement and account level tax reporting. Because of the relatively higher volume of transactions in ProFunds, generally, ProFunds are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services. Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund.

For these services, the Trust may pay each financial intermediary (i) a fee based on average daily net assets of each ProFund that are invested in such ProFund through the financial intermediary account, and/or (ii) an annual fee that may vary depending upon the assets in the financial intermediary account, and/or (iii) minimum account fees. The financial intermediary may impose other account or service charges to a ProFund or directly to account holders. Please refer to information provided by the financial intermediary for additional information regarding such charges.

For the fiscal years ended December 31, 2004, 2005 and 2006, the Fund paid the following administrative services fees:

ADMINISTRATIVE SERVICES FEES

FYE 12/31

	2004	2005	2006
Money Market ProFund	$15,286	$23,435	$37,831

COSTS AND EXPENSES

The Fund bears all expenses of its operations other than those assumed by the Advisor or the Administrator. The Fund’s expenses include, without limitation: the investment advisory fee, the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses. The Fund pays its proportionate share of the Portfolio Expenses.

ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future. The Fund offers three classes of shares: Service Class Shares, Investor Class Shares, and Class A Shares.

All shares of the ProFunds are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFunds’ shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

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The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFunds shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If the Fund does not grow to a size to permit it to be economically viable, the Fund may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of April 3, 2007, no person owned of record, or to the knowledge of management beneficially owned, five percent or more of the outstanding shares of the Fund except as set forth below.

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
MONEY MARKET-SVC	TRUST COMPANY OF AMERICA 7103 South Revere Parkway Centennial, Colorado 80112	4,967,546	7.0	0%

	NATIONAL FINANCIAL SERVICES LLC 200 LIBERTY STREET ONE WORLD FINANCIAL CENTER NEW YORK NY 10281	3,596,789	5.10%

MONEY MARKET-A	PROFUND ADVISORS LLC 7501 WISCONSIN AVE BETHESDA MD 20814	37,237	97.02%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of the Fund (or class of shares thereof) may be deemed a “control person” (as defined in the 1940 Act) of the Fund and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to the Fund.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the Fund and the purchase, ownership, and disposition of Fund shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

The Fund intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, the Fund generally must, among other things, (1) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”); and (2) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the Fund’s assets is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (a) the securities (other than those of the U.S. Government or the regulated investment companies) of any one issuer or of two or more issuers which the Fund controls and

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which are engaged in the same, similar, or related trades or businesses, or (b) the securities of one or more qualified publicly traded partnerships (as defined below). In the case of the Fund’s investments in loan participations, the Fund shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in (1) in the paragraph above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90%of its income from the Qualifying Income described in (a) in the paragraph above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) in the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a RIC, a ProFund generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund’s investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each ProFund intends to distribute substantially all of such income.

If, in any taxable year, a ProFund were to fail to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the ProFund in computing its taxable income. In addition, the ProFund’s distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends ( which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as long-term capital gains. If a ProFund were to fail to qualify as a RIC in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if the ProFund failed to qualify as a RIC for a period greater than one taxable year, the ProFund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the ProFund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund level. To avoid the tax, each ProFund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the ProFunds intend to make distributions in accordance with the calendar year distribution requirement.

A distribution will be treated as paid on December 31 of a calendar year if it is declared by the ProFund in October, November or December of that year with a record date in such a month and paid by the ProFund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

A dividend or Capital Gains Dividend with respect to shares of a ProFund held by a tax-deferred or qualified plan, such as an IRA, retirement plan or corporate pension or profit sharing plan, will not be taxable to the plan. Distribution from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan. Shareholders should consult their tax advisors to determine the suitability of shares of a ProFund as an investment through such plans and the precise effect of an investment on their particular situation.

MARKET DISCOUNT

If the Fund purchases a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is “market discount”. If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, the Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment

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with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security’s maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the “accrued market discount.”

ORIGINAL ISSUE DISCOUNT

Certain debt securities acquired by the Fund may be treated as debt securities that were originally issued at a discount. Original issue discount can generally be defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies.

Some debt securities may be purchased by the Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES

Under certain circumstances, each ProFund may recognize gain from a constructive sale of an “appreciated financial position” it holds if it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, each ProFund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon each ProFund’s holding period in the property. Appropriate adjustments would be made in the amount of any gain or loss subsequently realized on the position to reflect the gain recognized on the constructive sale. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on each ProFund’s holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not generally apply to transactions if such transaction is closed before the end of the 30th day after the close of the ProFund’s taxable year and the ProFund holds the appreciated financial position throughout the 60-day period beginning with the day such transaction closed. “Appreciated financial position” excludes any position that is “marked to market” as described above.

PASSIVE FOREIGN INVESTMENT COMPANIES

The ProFunds may invest in shares of foreign corporations that may be classified under the Code as passive foreign investment companies (“PFICs”). In general, a foreign corporation is classified as a PFIC if at least one-half of its assets constitute investment-type assets, or 75% or more of its gross income is investment-type income. If a ProFund receives a so-called “excess distribution” with respect to PFIC stock, the ProFund itself may be subject to a tax on a portion of the excess distribution, whether or not the corresponding income is distributed by the ProFund to shareholders. In general, under the PFIC rules, an excess distribution is treated as having been realized ratably over the period during which the ProFund held the PFIC shares. Each ProFund will itself be subject to tax on the portion, if any, of an excess distribution that is so allocated to prior ProFund taxable years and an interest factor will be added to the tax, as if the tax had been payable in such prior taxable years. Certain distributions from a PFIC as well as gain from the sale of PFIC shares are treated as excess distributions. Excess distributions are characterized as ordinary income even though, absent application of the PFIC rules, certain excess distributions might have been classified as capital gains.

The ProFunds may be eligible to elect alternative tax treatment with respect to PFIC shares. Under an election that currently is available in some circumstances, a ProFund generally would be required to include in its gross income its share of the earnings of a PFIC on a current basis, regardless of whether distributions were received from the PFIC in a given year. If this election were made, the special rules, discussed above, relating to the taxation of excess distributions, would not apply. In addition, another election would involve marking to market the ProFund’s PFIC shares at the end of each taxable year, with the result that unrealized gains would be treated as though they were realized and reported as ordinary income. Any mark-to-market losses and any loss from an actual disposition of ProFund shares would be deductible as ordinary losses to the extent of any net mark-to-market gains included in income in prior years.

FOREIGN TAXES

Each ProFund may be subject to certain taxes imposed by the countries in which it invests or operates. If a ProFund qualifies as a RIC and if more than 50% of the value of each ProFund’s total assets at the close of any taxable year consists of stocks or securities of foreign corporations, such ProFund may elect, for U.S. federal income tax purposes, to treat any foreign taxes paid by the ProFund that qualify as income or similar taxes under U.S. income tax principles as having been paid by the ProFund’s shareholders. For any year for which a ProFund makes such an election, each shareholder will be

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required to include in its gross income an amount equal to its allocable share of such taxes paid by that ProFund and the shareholders will be entitled, subject to certain limitations, to credit their portions of these amounts against their U.S. federal income tax liability, if any, or to deduct their portions from their U.S. taxable income, if any. No deduction for foreign taxes may be claimed by individuals who do not itemize deductions. No credit may be claimed with respect to ProFund shares that have been held less than 16 days. In any year in which it elects to “pass through” foreign taxes to shareholders, a ProFund will notify shareholders within 60 days after the close of the ProFund’s taxable year of the amount of such taxes and the sources of its income.

Generally, a credit for foreign taxes paid or accrued is subject to the limitation that it may not exceed the shareholder’s U.S. tax attributable to his or her total foreign source taxable income. For this purpose, if the pass-through election is made, the source of each ProFund’s income flows through to its shareholders. With respect to each ProFund, gains from the sale of securities may have to be treated as derived from U.S. sources and certain currency fluctuation gains, including Section 988 gains (defined below), may have to be treated as derived from U.S. sources. The limitation of the foreign tax credit is applied separately to foreign source passive income, including foreign source passive income received from a ProFund. Shareholders may be unable to claim a credit for the full amount of their proportionate share of the foreign taxes paid by each ProFund. The foreign tax credit can be applied to offset the alternative minimum tax imposed on corporations and individuals, and, for individuals, foreign taxes may not be deducted in computing the alternative minimum tax. If the ProFund is not eligible to make the election to “pass-through” to its shareholders its foreign taxes, the foreign income taxes it pays generally will reduce its investment company taxable income, and the distribution by the ProFund will be treated as U.S.-source income.

The foregoing is only a general description of the foreign tax credit. Because application of the credit depends on the particular circumstances of each shareholder, shareholders are advised to consult their own tax advisers.

SECTION 988 GAINS OR LOSSES

Gains or losses attributable to fluctuations in exchange rates which occur between the time each ProFund accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the ProFund actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of some investments, including debt securities and certain forward contracts denominated in a foreign currency, gains or losses attributable to fluctuations in the value of the foreign currency between the acquisition and disposition of the position also are treated as ordinary gain or loss. In certain circumstances, a ProFund may elect to treat any foreign currency gain or loss attributable to a forward contract, a futures contract or option as capital gain or loss. Furthermore, a ProFund may elect to treat foreign currency gain or loss arising from certain section 1256 contracts as ordinary in character. These gains and losses, referred to under the Code as “section 988” gains or losses, increase or decrease the amount of each ProFund’s investment company taxable income available to be distributed to its shareholders as ordinary income and may affect the timing and character of distributions. If section 988 losses exceed other investment company taxable income during a taxable year, a ProFund would not be able to make any ordinary dividend distributions, or distributions made before the losses were realized would be recharacterized as a return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder’s basis in his or her ProFund shares.

DISTRIBUTIONS

Distributions of investment company taxable income are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by a ProFund to a corporate shareholder, to the extent such dividends are attributable to dividends received from U.S. corporations by the ProFund, may qualify for the dividends received deduction. However, the corporate alternative minimum tax may disallow the dividends received deduction in certain circumstances. For federal income tax purposes, distributions of investment income are generally taxable as ordinary income to the extent of the ProFund’s current and accumulated earnings and profits. Taxes on distributions of capital gains are determined by how long the ProFund has owned (or is treated as having owned) the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses), if any, from the sale of investments that a ProFund has owned (or is treated as having owned) for more than one year that are properly designated by the ProFund as capital gain dividends (“Capital Gain Dividends”), whether paid in cash or in shares, are taxable as gain from the sale or exchange of an asset held for more than one year, regardless of how long the shareholder has held the ProFund’s shares. Distributions of capital gains are generally made after applying any available capital loss carryforwards. Capital Gain Dividends are not eligible for the dividends received deduction. Distributions of gains from the sale of investments that a ProFund owned for one year or less will be taxable as ordinary income. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares.

The long term capital gain rates, applicable to non-corporate shareholders will be 15% (with lower rates applying to taxpayers in the 10% and 15% ordinary income brackets) for taxable years beginning before January 1, 2009.

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Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received.

If the net asset value of shares is reduced below a shareholder’s cost as a result of a distribution by a ProFund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a ProFund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable.

If a shareholder has chosen to receive distributions in cash, and the postal (or other delivery) service is unable to deliver checks to the shareholder’s address of record, ProFunds will change the distribution option so that all distributions are automatically reinvested in additional shares. ProFunds will not pay interest on uncashed distribution checks.

QUALIFIED DIVIDEND INCOME

For taxable years beginning before January 1, 2009, “qualified dividend income” received by an individual will be taxed at the rates applicable to long-term capital gain. In order for some portion of the dividends received by a ProFund shareholder to be qualified dividend income, the ProFund must meet holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet holding period and other requirements with respect to the ProFund’s shares. A dividend will not be treated as qualified dividend income (at either the ProFund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, on the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company. It is not expected that a significant portion of distributions from Money Market ProFund will be derived from qualified dividend income.

In general, distributions of investment income designated by a ProFund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual provided the shareholder meets the holding period and other requirements described above with respect to such ProFund’s shares. In any event, if the aggregate qualified dividends received by a ProFund during any taxable year are 95% or more of its gross income, then 100% of the ProFund’s dividends (other than Capital Gain Dividends) will be eligible to be treated as qualified dividend income. For this purpose, the only gain included in the term “gross income” is the excess of net short-term capital gain over net long-term capital loss.

DISPOSITION OF SHARES

Upon a redemption, sale or exchange of shares of a ProFund, a shareholder will realize a taxable gain or loss depending upon his or her basis in the shares. A gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands and generally will be long-term or short-term, depending upon the shareholder’s holding period for the shares. Any loss realized on a redemption, sale or exchange will be disallowed to the extent the shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days, beginning 30 days before and ending 30 days after the shares are disposed of. In such a case the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on the disposition of a ProFund’s shares held by the shareholder for six months or less will be treated for tax purposes as a long-term capital loss to the extent of any distributions of Capital Gain Dividends received or treated as having been received by the shareholder with respect to such shares.

BACKUP WITHHOLDING

Each ProFund may be required to withhold federal income tax (“backup withholding”) from dividends paid, capital gains distributions, and redemption proceeds to shareholders at the rate of 28%. Federal tax will be withheld if (1) the shareholder fails to furnish the ProFund with the shareholder’s correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the ProFund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder’s federal income tax liability.

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NON-U.S. SHAREHOLDERS

In general, dividends (other than Capital Gain Dividends) paid by a ProFund to a shareholder that is not a “U.S. person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding. However, under the American Jobs Creation Act of 2004 (the “2004 Act”), until January 1, 2008, the ProFunds are not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that would not be subject to U.S. federal income tax if earned directly by a foreign person, to the extent such distributions are properly designated by the ProFunds, and (ii) with respect to distributions (other than distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution) of net short-term capital gains in excess of net long-term capital losses, to the extent such distributions are properly designated by the ProFunds.

If a beneficial holder who is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of a trade or business in the United States, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

The 2004 Act modifies the tax treatment of distributions from the ProFund that are paid to a foreign person and are attributable to gain from “U.S. real property interests” (“USRPIs”), which the Code defines to include direct holdings of U.S. real property and interests (other than solely as a creditor) in “U.S. real property holding corporations” such as REITs. The Code deems any corporation that holds (or held during the previous five-year period) USRPIs with a fair market value equal to 50% or more of the fair market value of the corporation’s U.S. and foreign real property assets and other assets used or held for use in a trade or business to be a U.S. real property holding corporation; however, if any class of stock of a corporation is traded on an established securities market, stock of such class shall be treated as a USRPI only in the case of a person who holds more than 5% of such class of stock at any time during the previous five-year period. Under the 2004 Act, until January 1, 2008, distributions to foreign persons attributable to gains from the sale or exchange of USRPIs will give rise to an obligation for those foreign persons to file a U.S. tax return and pay tax, and may well be subject to withholding under future regulations.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of the ProFunds or on Capital Gain Dividends unless (i) such gain or Capital Gain Dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or Capital Gain Dividend and certain other conditions are met, or (iii) the shares constitute USRPIs or (effective for taxable years of the ProFund beginning on September 1, 2005) the Capital Gain Dividends are paid or deemed paid on or before December 31, 2007 and are attributable to gains from the sale or exchange of USRPIs. Effective until January 1, 2008, if the ProFund is a U.S. real property holding corporation (as described above) such ProFund’s shares will nevertheless not constitute USRPIs if the ProFund is a “domestically controlled qualified investment entity,” which is defined to include a RIC that, at all times during the shorter of the 5-year period ending on the date of the disposition or the period during which the RIC was in existence, had less than 50 percent in value of its stock held directly or indirectly by foreign persons.

OTHER TAXATION

Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder’s particular situation. Non-U.S. shareholders and certain types of U.S. shareholders subject to special treatment under the U.S. federal income tax laws (e.g., banks and life insurance companies) may be subject to U.S. tax rules that differ significantly from those summarized above.

EQUALIZATION ACCOUNTING

Each ProFund distributes its net investment income and capital gains to shareholders as dividends annually to the extent required to qualify for treatment as a regulated investment company under the Code and generally to avoid federal income or excise tax. Under current law, each ProFund may on its tax return treat as a distribution of investment company taxable income and net capital gain the portion of redemption proceeds paid to redeeming shareholders that represents the

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redeeming shareholders’ portion of the ProFund’s undistributed investment company taxable income and net capital gain. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that the ProFund is required to distribute as dividends to shareholders in order for the ProFund to avoid federal income tax and excise tax. This practice may also reduce the amount of distributions required to be made to non-redeeming shareholders and the amount of any undistributed income will be reflected in the value of the ProFund’s shares; the total return on a shareholder’s investment will not be reduced as a result of the ProFund’s distribution policy. Investors who purchase shares shortly before the record date of a distribution will pay the full price for the shares and then receive some portion of the price back as a taxable distribution.

TAX SHELTER DISCLOSURE

Under recently enacted Treasury Regulations, if a shareholder recognizes a loss on a disposition of a ProFund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting, requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

YIELD CALCULATIONS

From time to time, Money Market ProFund may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of Money Market ProFund refers to the income generated by an investment in Money Market ProFund over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in Money Market ProFund is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in Money Market ProFund’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of Money Market ProFund should remember that yield generally is a function of the kind and quality of the instrument held in the portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund, comparisons of the performance information of the ProFund for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the Board of Trade of the City of New York, Inc., the Nikkei Stock Average, the Paris CAC 40 and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund’s investment performance. In particular, performance information for the ProFunds may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. Broad-based Lipper groupings may also be used for comparison.

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Information about the performance of the ProFunds will be contained in the ProFunds’ annual and semiannual reports to shareholders, which may be obtained without charge by writing to the ProFunds at the address or telephoning the ProFunds at the telephone number set forth on the cover page of this SAI.

RATING SERVICES

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group, Fitch Investor Services, Dominion Rating Services and Thomson Bank Watch represent their opinions as to the quality of the securities that they undertake to rate. It should be emphasized, however, that ratings are relative and subjective and are not absolute standards of quality. Although these ratings are an initial criterion for selection of portfolio investments, DIMA also makes its own evaluation of these securities, subject to review by the Board of Trustees. After purchase by the Portfolio, an obligation may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event would require the Portfolio to eliminate the obligation from its portfolio, but DIMA will consider such an event in its determination of whether the Portfolio should continue to hold the obligation. A description of the ratings used herein and in the Prospectus is set forth in the Appendix to this SAI.

FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds with respect to Money Market ProFund for the fiscal year ended December 31, 2006 are incorporated herein by reference to the Trust’s Annual Report, such Financial Statements having been audited by Ernst & Young LLP and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS, OR IN THIS STATEMENT OF ADDITIONAL INFORMATION INCORPORATED HEREIN BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THIS PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS :

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has

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for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The investment characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

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DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second -highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

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NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC: “CC” is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

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PROFUNDS

STATEMENT OF ADDITIONAL INFORMATION

May 1, 2007

7501 WISCONSIN AVENUE, SUITE 1000

BETHESDA, MARYLAND 20814

(888) 776-3637 RETAIL SHAREHOLDERS ONLY

(888) 776-5717 INSTITUTIONS AND FINANCIAL PROFESSIONALS ONLY

This Statement of Additional Information (“SAI”) describes the “Classic ProFunds VP,” “Ultra ProFunds VP,” “Inverse ProFunds VP,” “Sector ProFunds VP,” “Non-Equity ProFunds VP” and the ProFund VP Money Market, as follows (each, a “ProFund VP” and collectively, the “ProFunds VP”):

CLASSIC PROFUNDS VP	SECTOR PROFUNDS VP
Bull	Banks
Small-Cap	Basic Materials
Dow 30	Biotechnology
OTC	Consumer Goods
Large-Cap Value	Consumer Services
Large-Cap Growth	Financials
Mid-Cap Value	Health Care
Mid-Cap Growth	Industrials
Small-Cap Value	Internet
Small-Cap Growth	Oil & Gas
Asia 30	Pharmaceuticals
Europe 30	Precious Metals
Japan	Real Estate
Semiconductor
ULTRA PROFUNDS VP	Technology
UltraBull	Telecommunications
UltraMid-Cap	Utilities
UltraSmall-Cap
UltraOTC	NON-EQUITY PROFUNDS VP
U.S. Government Plus
INVERSE PROFUNDS VP	Rising Rates Opportunity
Bear
Short Mid-Cap	PROFUND VP MONEY MARKET
Short Small-Cap
Short Dow 30
Short OTC
UltraShort Dow 30
UltraShort OTC

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This SAI should be read in conjunction with the offering documents of the separate account or insurance contract through which you invest in the ProFunds VP. This SAI may include information pertaining to certain portfolios that are not available through the separate account or insurance contract that you have chosen. Please refer to your variable life insurance or variable annuity prospectus or offering documents to determine which portfolios are available to you and read and retain these documents for future reference.

The ProFunds VP may be used by professional money managers and investors as part of an asset-allocation or market-timing investment strategy or to create specified investment exposure to a particular segment of the securities market or to attempt to hedge an existing investment portfolio. Each non-money market ProFund VP seeks investment results that correspond each day to a specified benchmark. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. Additional ProFunds VP may be created from time to time.

Shares of the ProFunds VP are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and ProFund Advisors LLC (“ProFund Advisors” or the “Advisor”).

The ProFunds VP involve special risks, some not traditionally associated with mutual funds. Investors should carefully review and evaluate these risks in considering an investment in the ProFunds VP to determine whether an investment in a particular ProFund VP is appropriate. None of the ProFunds VP alone constitutes a balanced investment plan. Because of the inherent risks in any investment, there can be no assurance that a ProFund VP’s investment objective will be achieved.

This SAI is not a prospectus. It should be read in conjunction with the Prospectus dated May 1, 2007 relating to the ProFunds VP (the “Prospectus”), which incorporates this SAI by reference. The financial statements and related report of the Independent Registered Public Accounting Firm included in the annual report of the ProFunds VP for the fiscal year ended December 31, 2006 are incorporated by reference into this SAI. A copy of the Prospectus or Annual Report is available, without charge, upon request to the address above or by telephone at the numbers above.

The date of this SAI May 1, 2007.

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STATEMENT OF ADDITIONAL INFORMATION

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PROFUNDS VP

ProFunds (the “Trust”) is an open-end management investment company that currently comprises multiple separate series. Forty-four series are discussed herein, each of which is offered to insurance company separate accounts, and other series may be added in the future. The ProFunds VP may be used independently or in combination with each other as part of an overall investment strategy. All of the ProFunds VP, except for ProFund VP Money Market, are classified as non-diversified. The investments made and the results achieved by a ProFund VP at any given time are not expected to be the same as those made by other mutual funds for which ProFund Advisors acts as investment advisor, including mutual funds with names, investment objectives and policies similar to the ProFunds VP.

GENERAL

Reference is made to the Prospectus for a discussion of the investment objectives and policies of the ProFunds VP. In addition, set forth below is further information relating to the ProFunds VP. The discussion below supplements and should be read in conjunction with the Prospectus. Portfolio management is provided to ProFunds VP by the Advisor, a Maryland limited liability company with offices at 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814.

The investment restrictions of the ProFunds VP specifically identified as fundamental policies may not be changed without the affirmative vote of at least a majority of the outstanding voting securities of that ProFund VP, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objectives and all other investment policies of the ProFunds VP not specified as fundamental (including the benchmarks of the ProFunds VP) may be changed by the Trustees of the ProFunds VP without the approval of shareholders.

It is the policy of the non-money market ProFunds VP to pursue their investment objectives of correlating with their benchmarks regardless of market conditions, attempt to remain nearly fully invested and not to take defensive positions.

The investment strategies of the ProFunds VP discussed below, and as discussed in the Prospectus, may be used by a ProFund VP if, in the opinion of the Advisor, these strategies will be advantageous to the ProFund VP. A ProFund VP is free to reduce or eliminate its activity in any of these areas. There is no assurance that any of these strategies or any other strategies and methods of investment available to a ProFund VP will result in the achievement of the ProFund VP’s objectives. Also, there can be no assurance that any ProFund VP will grow to, or maintain, an economically viable size, in which case management may determine to liquidate the ProFund VP at a time that may not be opportune for shareholders.

The use of the term “favorable market conditions” throughout this SAI is intended to convey rising markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and falling markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity. The use of the term “adverse market conditions” is intended to convey falling markets for the Classic ProFunds VP, Ultra ProFunds VP, Sector ProFunds VP and the ProFund VP U.S. Government Plus and rising markets for the Inverse ProFunds VP and the ProFund VP Rising Rates Opportunity.

INVESTMENT POLICIES, TECHNIQUES AND RELATED RISKS

A non-money market ProFund VP may consider changing its benchmark if, for example, the current benchmark becomes unavailable, the Trust’s Board of Trustees (the “Board” or the “Board of Trustees”) believes that the current benchmark no longer serves the investment needs of a majority of shareholders or another benchmark better serves their needs, or the financial or economic environment makes it difficult for its investment results to correspond sufficiently to its current benchmark. If believed appropriate, a ProFund VP may specify a benchmark for itself that is “leveraged” or proprietary. There can be no assurance that a ProFund VP will achieve its investment objective.

Certain ProFunds VP have non-fundamental investment policies obligating any such ProFund VP to commit, under normal market conditions, at least 80% of its assets to investments that, in combination, have economic characteristics similar to the type of investments suggested by its name. For purposes of such an investment policy, “assets” includes the ProFund VP’s net assets, as well as any amounts borrowed for investment purposes. In addition, for purposes of such an investment policy, “assets” includes not only the amount of a ProFund VP’s net assets attributable to investments directly providing investment exposure to the type of investments suggested by its name (e.g., the value of stocks, or the value of derivative instruments such as futures, options or options on futures), but also the amount of the ProFund VP’s net assets that are segregated or earmarked on the ProFund VP’s books and records or being used for collateral, as required by applicable regulatory guidance or otherwise used to cover such investment exposure. The Board of Trustees has adopted a policy to provide investors with at least 60 days’ notice prior to changes in such an investment policy.

Fundamental securities analysis is not generally used by the Advisor in seeking to correlate with each ProFund VP’s respective benchmark. Rather, the Advisor primarily uses mathematical analysis to determine the investments a non-money

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market ProFund VP makes and techniques it employs. While the Advisor attempts to maximize correlation to each non-money market ProFund VP’s benchmark, certain factors will tend to cause a ProFund VP’s investment results to vary from a perfect correlation to its benchmark. See “Special Considerations.”

Additional information concerning the characteristics of the investments of the ProFunds VP is set forth below.

EQUITY SECURITIES

The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in equity securities. The market price of securities owned by a ProFund VP may go up or down, sometimes rapidly or unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions which are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. The value of a security may also decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage and reduced demand for the issuer’s goods or services. Equity securities generally have greater price volatility than fixed income securities, and the ProFunds VP are particularly sensitive to these market risks.

FOREIGN INVESTMENT RISK

Each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) may invest in securities of foreign issuers and may invest in securities traded principally in securities markets outside the United States and/or securities denominated in foreign currencies (together, “foreign securities”) and/or U.S. traded securities of foreign issuers. Special U.S. and foreign tax considerations may apply to a ProFund VP’s investment in foreign securities. In addition, investors should consider carefully the potentially substantial risks involved in investing in securities issued by companies and governments of foreign nations, which are in addition to the usual risks inherent in domestic investments. There is the possibility of expropriation, nationalization or confiscatory taxation, taxation of income earned in foreign nations or other taxes imposed with respect to investments in foreign nations, foreign exchange controls (which may include suspension of the ability to transfer currency from a given country), default in foreign government securities, political or social instability or diplomatic developments that could affect investments in securities of issuers in foreign nations. Some countries may withhold portions of interest and dividends at the source. In addition, in many countries there is less publicly available information about issuers than in the United States. Foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, and auditing practices and requirements may not be comparable to those applicable to United States companies. Further, the ProFunds VP may encounter difficulties or be unable to pursue legal remedies and obtain judgments in foreign courts. Commission rates in foreign countries, which are sometimes fixed rather than subject to negotiation as in the United States, are likely to be higher. Further, the settlement period of securities transactions in foreign markets may be longer than in domestic markets, which may affect the timing of the ProFunds VP’s receipt of proceeds from its portfolio securities transactions. In many foreign countries, there is less government supervision and regulation of business and industry practices, stock exchanges, brokers and listed companies than in the United States. The foreign securities markets of many of the countries in which the ProFunds VP may invest may also be smaller, less liquid, and subject to greater price volatility than those in the United States.

Investments in companies domiciled in developing countries may be subject to potentially higher risks than investments in developed countries. These risks may include (i) social, political and economic instability; (ii) the small market for such securities and the low or nonexistent volume of trading, which result in a lack of liquidity and greater price volatility; (iii) certain national policies which may restrict the ProFunds VP’s investment opportunities, including restrictions on investment in issuers or industries deemed sensitive to national interests; (iv) foreign taxation; (v) the absence of developed legal structures governing private or foreign investment or allowing for judicial redress for injury to private property; (vi) the absence of a capital market structure or market-oriented economy; and (vii) the possibility that recent favorable economic developments in Eastern Europe and other areas may be slowed or reversed by unanticipated political or social events in such countries.

Investments in developing countries may involve risks of nationalization, expropriation and confiscatory taxation. In any such event, the ProFunds VP could lose a substantial portion of any investments they have made in the affected countries. Further, no accounting standards exist in certain countries. Finally, even though certain foreign currencies may be convertible into United States dollars, the conversion rates may be artificial to the actual market values and may be adverse to the ProFunds VP’s shareholders.

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Each non-money market ProFund VP also may invest in Depositary Receipts (see below) of foreign issuers, or in ordinary shares of foreign issuers who list their shares directly on U.S. exchanges.

The ProFund VP Precious Metals is subject to the foreign investment risk that foreign stocks and financial instruments correlated to such stocks may be more volatile that their U.S. counterparts for a variety of reasons, including the effects of economic or political developments, public health and safety issues, demographic changes, market inefficiencies, or a higher risk that essential information is incomplete, unavailable or inaccurate. Additionally, ProFunds VP Precious Metals is affected by the risks faced by companies in the gold and silver mining industries, including market, economic and political risks of the countries where precious metals companies are located or do business.

The ProFund VP Europe 30, ProFund VP Asia 30 and ProFund VP Japan are subject to the general risks associated with foreign investment. Because each of these ProFunds VP focuses its investments in a particular geographical region or country, it may experience the general risks discussed above to a heightened degree or may be exposed to risks specific to the region or country in which it invests, as described below.

Exposure to European Companies

The ProFund VP Europe 30 focuses its investments in securities providing economic exposure to companies located or operating in Europe. Securities traded in certain emerging European securities markets may be subject to risks due to the inexperience of financial intermediaries, the lack of certain technologies and the lack of a sufficient capital base to expand business operations. Additionally, former Communist regimes of a number of Eastern European countries have expropriated a large amount of property, the claims of which have not been entirely settled. There can be no assurance that an investment in certain European countries would not also be expropriated, nationalized or otherwise confiscated.

The securities markets of many European countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a portfolio invested in securities of European companies may experience greater price volatility and significantly lower liquidity than a portfolio invested in equity securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the U.S. Securities settlements may in some instances be subject to delays and related administrative uncertainties.

Foreign investment in the securities markets of certain European countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of an investment. As illustrations, certain countries require governmental approval prior to investments by foreign persons, or limit the amount of investment by foreign persons in a particular company, or limit the investment by foreign persons to only a specific class of securities of a company, which may have less advantageous terms than securities of the company available for purchase by nationals. In addition, the repatriation of both investment income and capital from certain of the countries is controlled under regulations, including in some cases the need for certain advance governmental notification or authority. Investments in these countries could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation.

Issuers of securities in some European jurisdictions are not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements and timely disclosure of information. The reporting, accounting and auditing standards of European countries differ from U.S. standards in important respects and less information is available to investors in securities of European companies than to investors in U.S. securities.

Exposure to Asian Companies

The ProFund VP Asia 30 focuses its investments in securities of companies in the ProFunds Asia 30 Index. Currently, the ProFunds Asia 30 Index comprises companies located or operating in Australia, China, Hong Kong, India, Indonesia, New Zealand, the Philippines, South Korea, Singapore and Taiwan (each an “Asian country” and collectively, “Asian countries”).

Each Asian country provides unique investment risks, yet the political and economic prospects of one country or group of countries may impact other countries in the region. For example, some Asian economies are directly affected by Japanese capital investment in the region and by Japanese consumer demands. In addition, a recession, a debt crisis or a decline in currency valuation in one country can spread to other countries.

Certain Asian countries at times have had managed currencies which were maintained at artificial levels to the U.S. dollar rather than at levels determined by the market. Certain Asian countries have also restricted the free conversion of their currency into foreign currencies, including the U.S. dollar. This type of system can lead to sudden and large adjustments in the currency, which, in turn, can have a disruptive and negative effect on foreign investors. For example, in 1997, South Korea’s currency, the “won,” lost 95% of its value against the U.S. dollar.

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Investment in companies located in China is subject to significant political risks. China retains a communist political system, but has taken steps to promote economic reforms and transform its economy into a market system. An investment in a company located in China is subject to the risk that (1) political instability may arise as a result of indecisive leadership; (2) hard-line Communists might regain the political initiative; (3) social tensions caused by widely differing levels of economic prosperity within Chinese society might create unrest, as they did in the tragic events of 1989, culminating in the Tiananmen Square incident; and (4) the threat of armed conflict exists over the unresolved situation concerning Taiwan. A number of Asian companies and countries are highly dependent on foreign loans, which may subject them to outside influence by other companies, countries or super-national organizations. For example, in 1997 several Asian countries were forced to negotiate loans from the International Monetary Fund and others that impose strict repayment term schedules and require significant economic and financial restructuring.

Exposure to Japanese Companies

The ProFund VP Japan invests a large portion of its assets in securities providing economic exposure to companies located or operating in Japan.

The ProFund VP Japan’s performance will be affected by political, social and economic conditions in Japan. In addition, the Japanese economy may be affected by Southeast Asian and Chinese consumer demands and the state of Southeast Asian and Chinese economies.

The Japanese economy and financial markets produced disappointing returns from 1990 to 2003. Over that period, and since then, the Japanese stock market, as measured by the Tokyo Stock Price Index, has been volatile. The economy faced a number of problems such as non-performing loans, deflation, a large government budget deficit and low interest rates. A number of high profile bankruptcies occurred in the construction, real-estate, financial and retail sectors. While many structural improvements have been made at the corporate level since 2003, problems still persist, most notably a large government budget deficit.

Japanese institutional investors such as banks, insurance companies and pension funds have been large sellers of equities, particularly since 2001. The banks and insurance companies have been restructuring, and selling unnecessary shareholdings as part of this process, although this selling has diminished over time. Pension funds invest in fixed interest investments and tend to sell shares in connection with portfolio rebalancing when the equity market rises. All of this selling could negatively affect Japanese equity returns.

Poor performance of the global economy could negatively affect equity returns in Japan. Japan’s economy and stock market have in the recent past had a strong correlation with the U.S. economic cycle and U.S. stock markets, and thus Japan’s economy may be affected by economic trouble in the U.S. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic trouble in those countries.

The Japanese Yen has appreciated against the US dollar since 1986 and has at times been volatile. Such currency volatility could affect returns in the future. The Japanese Yen may also be affected by currency volatility elsewhere in Asia, especially Southeast Asia.

Some companies in the region may have less established shareholder governance and disclosure than standards in the U.S. Some companies are controlled by family and financial institutional investors whose investment decisions may be hard to predict based on standard U.S.-based equity analysis. Consequently, certain such investments may be vulnerable to unfavorable decisions by management or shareholders.

Overseas trade is important to Japan’s economy. Japan has few natural resources and must export to pay for its imports of these basic requirements. Trade sanctions or other protectionist measures could adversely impact Japan’s economy. Japan has also experienced natural disasters of varying degrees of severity, and the risks of such phenomena and the resulting damage continue to exist.

DEPOSITARY RECEIPTS

Each non-money market ProFund VP may invest in Depositary Receipts (“DRs”). For many foreign securities, U.S. dollar-denominated DRs, which are traded in the United States on exchanges or over-the-counter, are issued by domestic banks. DRs represent the right to receive securities of foreign issuers deposited in a domestic bank or a correspondent bank. DRs do not eliminate all the risk inherent in investing in the securities of foreign issuers. However, by investing in DRs rather than directly in foreign issuers’ stock, the ProFunds VP can avoid currency risks during the settlement period for either purchase or sales.

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In general, there is a large, liquid market in the United States for many DRs. The information available for DRs is subject to the accounting, auditing and financial reporting standards of the domestic market or exchange on which they are traded, which are more uniform and more exacting than those to which many foreign issuers may be subject. Certain DRs, typically those denominated as unsponsored, require the holders thereof to bear most of the costs of such facilities, while issuers of sponsored facilities normally pay more of the costs thereof. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.

The non-money market ProFunds VP may invest in both sponsored and unsponsored DRs. Unsponsored DR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for sponsored DRs, and the prices of unsponsored DRs may be more volatile than if such instruments were sponsored by the issuer.

Types of DRs include American Depositary Receipts (“ADRs”), Global Depositary Receipts (“GDRs”) and New York Shares (“NYSs”). ADRs represent the right to receive securities of foreign issuers deposited in a bank or trust company. ADRs are an alternative to purchasing the underlying securities in their national markets and currencies. Investment in ADRs has certain advantages over direct investment in the underlying foreign securities since: (i) ADRs are U.S. dollar-denominated investments that are easily transferable and for which market quotations are readily available, and (ii) issuers whose securities are represented by ADRs are generally subject to auditing, accounting and financial reporting standards similar to those applied to domestic issuers. GDRs are receipts for shares in a foreign-based corporation traded in capital markets around the world. While ADRs permit foreign corporations to offer shares to American citizens, GDRs allow companies in Europe, Asia, the United States and Latin America to offer shares in many markets around the world. NYSs (or “direct shares”) are foreign stocks denominated in U.S. dollars and traded on American exchanges without being converted into ADRs. These stocks come from countries like the Netherlands, Israel, Italy, or Bolivia, that do not restrict the trading of their stocks on other nations’ exchanges. Each non-money market ProFund VP may also invest in ordinary shares of foreign issuers traded directly on U.S. exchanges.

CURRENCY RISK

The ProFunds VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) and in particular, ProFund VP Asia 30, ProFund VP Europe 30, ProFund VP Japan, ProFund VP Pharmaceuticals and ProFund VP Precious Metals, may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and are typically currencies of economically and politically stable industrialized nations. To the extent that a ProFund VP invests in such currencies, that ProFund VP will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. ProFund VP assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in Depositary Receipts or Ordinary Shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies are also subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

REAL ESTATE INVESTMENT TRUSTS

Each non-money market ProFund VP, other than ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity may invest in real estate investment trusts (“REITs”). Equity REITs invest primarily in real property while mortgage REITs make construction, development and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the REIT, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. REITs are dependent upon management skill, are not diversified and are subject to heavy cash flow dependency, default by borrowers, self liquidation and the possibility of failing to qualify for tax-free income status under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code” or the “Code”) and failing to maintain exempt status under the 1940 Act.

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FUTURES CONTRACTS AND RELATED OPTIONS

The non-money market ProFunds VP may purchase or sell stock index futures contracts and options thereon as a substitute for a comparable market position in the underlying securities or to satisfy regulatory requirements. A futures contract generally obligates the seller to deliver (and the purchaser to take delivery of) the specified commodity on the expiration date of the contract. A stock index futures contract obligates the seller to deliver (and the purchaser to accept) an amount of cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between the final settlement price of a specific stock index futures contract and the price at which the agreement is made. The underlying stocks in the index are not physically delivered.

The ProFunds VP generally choose to engage in closing or offsetting transactions before final settlement wherein a second identical futures contract is sold to offset a long position (or bought to offset a short position). In such cases the obligation is to deliver (or take delivery of) cash equal to a specific dollar amount (the contract multiplier) multiplied by the difference between price of the offsetting transaction and the price at which the original contract was entered into. If the original position entered into is a long position (futures contract purchased) there will be a gain (loss) if the offsetting sell transaction is carried out at a higher (lower) price, inclusive of commissions. If the original position entered into is a short position (futures contract sold) there will be a gain (loss) if the offsetting buy transaction is carried out at a lower (higher) price, inclusive of commissions.

When a ProFund VP purchases a put or call option on a futures contract, the ProFund VP pays a premium for the right to sell or purchase the underlying futures contract for a specified price upon exercise at any time during the option period. By writing (selling) a put or call option on a futures contract, a ProFund VP receives a premium in return for granting to the purchaser of the option the right to sell to or buy from the ProFund VP the underlying futures contract for a specified price upon exercise at any time during the option period.

Whether a ProFund VP realizes a gain or loss from futures activities depends generally upon movements in the underlying currency, commodity, security or index. The extent of the ProFund VP’s loss from an unhedged short position in futures contracts or from writing options on futures contracts is potentially unlimited. The ProFunds VP may engage in related closing transactions with respect to options on futures contracts. The ProFunds VP will engage in transactions in futures contracts and related options that are traded on a U.S. exchange or board of trade or that have been approved for sale in the U.S. by the Commodity Futures Trading Commission (“CFTC”).

When a ProFund VP purchases or sells a futures contract, or sells an option thereon, the ProFund VP “covers” its position. To cover its position (marked-to-market on a daily basis), a ProFund VP may enter into an offsetting position, earmark or segregate with its custodian bank or on the official books and records of the ProFunds VP cash or liquid instruments that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise “cover” its position.

The non-money market ProFunds VP may purchase and sell futures contracts and options thereon. The Advisor, in reliance on an amendment to Rule 4.5 under the Commodity Exchange Act, as amended (“CEA”), is excluded from the status of Commodity Pool Operator (“CPO”) with respect to the ProFunds VP and is therefore not subject to CPO registration.

A ProFund VP will cover its futures and options positions or segregate assets consistent with the requirements of the 1940 Act and the SEC staff’s interpretations thereof.

The primary risks associated with the use of futures contracts are imperfect correlation between movements in the price of the futures and the market value of the underlying securities, and the possibility of an illiquid market for a futures contract. Although the ProFunds VP intend to sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for any particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting a ProFund VP to substantial losses. If trading is not possible, or if a ProFund VP determines not to close a futures position in anticipation of adverse price movements, the ProFund VP will be required to make daily cash payments of variation margin. The risk that the ProFund VP will be unable to close out a futures position will be minimized by entering into such transactions on a national exchange with an active and liquid secondary market.

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INDEX OPTIONS

The non-money market ProFunds VP may purchase and write options on stock indexes to create investment exposure consistent with their investment objectives, hedge or limit the exposure of their positions, or create synthetic money market positions. See “Taxation” herein.

A stock index fluctuates with changes in the market values of the stocks included in the index. Options on stock indexes give the holder the right to receive an amount of cash upon exercise of the option. Receipt of this cash amount will depend upon the closing level of the stock index upon which the option is based being greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option. The amount of cash received, if any, will be the difference between the closing price of the index and the exercise price of the option, multiplied by a specified dollar multiple. The writer (seller) of the option is obligated, in return for the premiums received from the purchaser of the option, to make delivery of this amount to the purchaser. All settlements of index options transactions are in cash.

Index options are subject to substantial risks. The primary risks include the risk of imperfect correlation between the option price and the value of the underlying securities composing the stock index selected, the possibility of an illiquid market for the option or the inability of counterparties to perform. Because the value of an index option depends upon movements in the level of the index rather than the price of a particular stock, whether a ProFund VP will realize a gain or loss from the purchase or writing (sale) of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than upon movements in the price of a particular stock. Predicting changes in the price of index options requires different skills and techniques than those required for predicting changes in the price of individual stocks. A ProFund VP will not enter into an option position that exposes the ProFund VP to an obligation to another party, unless the ProFund VP (i) owns an offsetting position in securities or other options and/or (ii) segregates with the ProFund VP’s custodian bank cash or liquid instruments that, when added to the premiums deposited with respect to the option, are equal to the market value of the underlying stock index not otherwise covered.

The non-money market ProFunds VP may engage in transactions in stock index options listed on national securities exchanges or traded in the over-the-counter (“OTC”) market as an investment vehicle for the purpose of realizing the ProFund VP’s investment objective. Options on indexes are settled in cash, not by delivery of securities. The exercising holder of an index option receives, instead of a security, cash equal to the difference between the closing price of the securities index and the exercise price of the option.

Some stock index options are based on a broad market index such as the Standard & Poor’s (“S&P”) 500 Index, the NYSE Composite Index, or the AMEX Major Market Index, or on a narrower index such as the Philadelphia Stock Exchange Over-the-Counter Index. Options currently are traded on the Chicago Board Options Exchange (the “CBOE”), the American Stock Exchange (“AMEX”) and other exchanges (collectively, “Exchanges”). Purchased OTC options and the cover for written OTC options will be subject to the respective ProFund VP’s 15% limitation on investment in illiquid securities. See “Illiquid Securities.”

Each of the Exchanges has established limitations governing the maximum number of call or put options on the same index which may be bought or written (sold) by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different Exchanges or are held or written on one or more accounts or through one or more brokers). Under these limitations, option positions of all investment companies advised by the same investment adviser are combined for purposes of these limits. Pursuant to these limitations, an Exchange may order the liquidation of positions and may impose other sanctions or restrictions. These position limits may restrict the number of listed options that a ProFund VP may buy or sell; however, the Advisor intends to comply with all limitations.

OPTIONS ON SECURITIES

The non-money market ProFunds VP may buy and write (sell) options on securities for the purpose of realizing their respective investment objectives. By buying a call option, a ProFund VP has the right, in return for a premium paid during the term of the option, to buy the securities underlying the option at the exercise price. By writing a call option on securities, a ProFund VP becomes obligated during the term of the option to sell the securities underlying the option at the exercise price if the option is exercised. By buying a put option, a ProFund VP has the right, in return for a premium paid during the term of the option, to sell the securities underlying the option at the exercise price. By writing a put option, a ProFund VP becomes obligated during the term of the option to purchase the securities underlying the option at the exercise price if the option is exercised. During the term of the option, the writer may be assigned an exercise notice by the broker-dealer through whom the option was sold. The exercise notice would require the writer to deliver, in the case of a call, or take delivery of, in the case of a put, the underlying security against payment of the exercise price. This obligation terminates upon expiration of the option, or at such earlier time that the writer effects a closing purchase transaction by purchasing an option covering the same underlying security and having the same exercise price and expiration date as the one previously sold. Once an option

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has been exercised, the writer may not execute a closing purchase transaction. To secure the obligation to deliver the underlying security in the case of a call option, the writer of a call option is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation (the “OCC”), an institution created to interpose itself between buyers and sellers of options. The OCC assumes the other side of every purchase and sale transaction on an exchange and, by doing so, gives its guarantee to the transaction. When writing call options on securities, a ProFund VP may cover its position by owning the underlying security on which the option is written. Alternatively, the ProFund VP may cover its position by owning a call option on the underlying security, on a share-for-share basis, which is deliverable under the option contract at a price no higher than the exercise price of the call option written by the ProFund VP or, if higher, by owning such call option and depositing and segregating cash or liquid instruments equal in value to the difference between the two exercise prices. In addition, a ProFund VP may cover its position by segregating cash or liquid instruments equal in value to the exercise price of the call option written by the ProFund VP. When a ProFund VP writes a put option, the ProFund VP will segregate with its custodian bank cash or liquid instruments having a value equal to the exercise value of the option. The principal reason for a ProFund VP to write call options on stocks held by the ProFund VP is to attempt to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone.

If a ProFund VP that writes an option wishes to terminate the ProFund VP’s obligation, the ProFund VP may effect a “closing purchase transaction.” The ProFund VP accomplishes this by buying an option of the same series as the option previously written by the ProFund VP. The effect of the purchase is that the writer’s position will be canceled by the OCC. However, a writer may not effect a closing purchase transaction after the writer has been notified of the exercise of an option. Likewise, a ProFund VP that is the holder of an option may liquidate its position by effecting a “closing sale transaction.” The ProFund VP accomplishes this by selling an option of the same series as the option previously purchased by the ProFund VP. There is no guarantee that either a closing purchase or a closing sale transaction can be affected. If any call or put option is not exercised or sold, the option will become worthless on its expiration date. A ProFund VP will realize a gain (or a loss) on a closing purchase transaction with respect to a call or a put option previously written by the ProFund VP if the premium, plus commission costs, paid by the ProFund VP to purchase the call or put option to close the transaction is less (or greater) than the premium, less commission costs, received by the ProFund VP on the sale of the call or the put option. The ProFund VP also will realize a gain if a call or put option that the ProFund VP has written lapses unexercised, because the ProFund VP would retain the premium.

Although certain securities exchanges attempt to provide continuously liquid markets in which holders and writers of options can close out their positions at any time prior to the expiration of the option, no assurance can be given that a market will exist at all times for all outstanding options purchased or sold by a ProFund VP. If an options market were to become unavailable, the ProFund VP would be unable to realize its profits or limit its losses until the ProFund VP could exercise options it holds, and the ProFund VP would remain obligated until options it wrote were exercised or expired. Reasons for the absence of liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the OCC may not at all times be adequate to handle current trading volume; or (vi) one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options) and those options would cease to exist, although outstanding options on that exchange that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

SHORT SALES

The non-money market ProFunds VP may engage in short sales. To complete such a transaction, a ProFund VP must borrow the security to make delivery to the buyer. The ProFund VP is then obligated to replace the security borrowed by borrowing the same security from another lender, purchasing it at the market price at the time of replacement, or paying the lender an amount equal to the cost of purchasing the security. The price at such time may be more or less than the price at which the security was sold by the ProFund VP. Until the security is replaced, the ProFund VP is required to repay the lender any dividends or interest, which accrue during the period of the loan. To borrow the security, a ProFund VP also may be required to pay a premium, which would increase the cost of the security sold. The net proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out. A ProFund VP also will incur transaction costs in effecting short sales.

A ProFund VP will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the ProFund VP replaces the borrowed security. A ProFund VP will realize a gain if the price of the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premium, dividends or interest a ProFund VP may be required to pay, if any, in connection with a short sale.

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The ProFunds VP may make short sales “against the box,” i.e., when a security identical to or convertible or exchangeable into one owned by a ProFund VP is borrowed and sold short. Whenever a ProFund VP engages in short sales, it segregates liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The segregated assets are marked to market daily.

SWAP AGREEMENTS

The non-money market ProFunds VP may enter into total return swap agreements for purposes of pursuing their investment objectives or as a substitute for investing directly in securities (or shorting securities), or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a “notional amount,” for example, the return on or increase in value of a particular dollar amount invested in a “basket” of securities. Other forms of swap agreements include: interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels.

Most swap agreements entered into by the ProFunds VP calculate and settle the obligations of the parties to the agreement on a “net basis” with a single payment. Consequently, a ProFund VP’s current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of such obligations (or rights ) (the “net amount”).

A ProFund VP’s current obligations under a swap agreement will be accrued daily (offset against any amounts owed to the ProFund VP) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating or earmarking cash or other assets determined to be liquid, but typically no payments will be made until the settlement date. To the extent that swap transactions are entered into for hedging purposes or are offset by segregated cash or liquid assets the non-money market ProFunds VP and the Advisor believe that such transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a ProFund VP’s borrowing restrictions. Because they are two party contracts and because they may have terms of greater than seven days, the market value of swap agreements may be considered to be illiquid for the purposes of the ProFund VP’s illiquid investment limitations. A ProFund VP will not enter into any swap agreement unless the Advisor believes that the other party to the transaction is creditworthy. A ProFund VP bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each non-money market ProFund VP may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counterparty will generally agree to pay the ProFund VP the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus an amount equal to any dividends that would have been received on those stocks. The ProFund VP will agree to pay to the counterparty an amount equal to a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. As a trading technique, the Advisor may substitute physical securities with a swap agreement having investment characteristics substantially similar to the underlying securities.

Swap agreements typically are settled on a net basis, which means that the two parties’ obligations to one another are netted out, with the ProFund VP receiving or paying, as the case may be, only the net amount of the two obligations. Typically, a single payment from one party to the other will be made at the conclusion of a swap agreement, although some swap agreements may provide for periodic payments during their term. The timing and character of any income, gain or loss recognized by the ProFund VP on the payment or payments made or received on a swap will vary depending upon the terms of the particular swap. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a ProFund VP is contractually obligated to make. If the other party to a swap agreement defaults, a ProFund VP’s risk of loss consists of the net amount of payments that such ProFund VP is contractually entitled to receive, if any.

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The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Advisor, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of the ProFund VP’s transactions in swap agreements.

The use of swaps is a highly specialized activity, which involves investment techniques, and risks in addition to, and in some cases different from, those associated with ordinary portfolio securities transactions. The primary risks associated with the use of swap agreements are mispricing or improper valuation, imperfect correlation between movements in the notional amount and the price of the underlying investments, and the inability of counterparties to perform.

FOREIGN CURRENCY WARRANTS

Foreign currency warrants such as Currency Exchange Warrants(SM) are warrants which entitle the holder to receive from their issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) which is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk, which, from the point of view of prospective purchasers of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may attempt to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event that the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese yen or the euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the exchange rate relating to exercise is determined, during which time the exchange rate could change significantly, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants are delisted from an exchange or if their trading is suspended permanently, which would result in the loss of any remaining “time value” of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, in the case the warrants were “out-of-the-money,” in a total loss of the purchase price of the warrants.

Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the OCC. Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risks, including risks arising from complex political or economic factors.

PRINCIPAL EXCHANGE RATE LINKED SECURITIES

Principal exchange rate linked securities (“PERLs”) are debt obligations, the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on “standard” PERLs is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar; “reverse” PERLs are like the “standard” securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLs may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

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STRUCTURED NOTES AND RELATED INSTRUMENTS

Each non-money market ProFund VP may invest in structured notes and other related instruments for investment purposes, including to gain exposure to hard currencies, or for risk management purposes. Structured notes are privately negotiated debt obligations for which the principal and/or interest is determined by reference to the performance of a benchmark asset, market or interest rate. Each ProFund VP may invest a significant portion of its assets in structured notes where the principal and/or interest is determined by reference to the performance or value of an index or portion of an index, futures contracts or a single asset (including currencies). Each ProFund VP may also invest in structured notes with respect to selected securities, an index of securities or specified interest rates, or the differential performance of two assets or markets. Structured instruments may also be issued by corporations, including banks, as well as by governmental agencies.

Depending on the terms of the note, each ProFund VP may forgo all or part of the interest and principal that would be payable on a comparable conventional note. The rate of return on structured notes may be determined by applying a multiplier to the performance or differential performance of the referenced index(es) or other asset(s). Application of a multiplier involves leverage, which will serve to magnify the potential for gain and the risk of loss. The Funds may use structured notes to add leverage to the portfolio. Like other sophisticated strategies, the ProFunds VP’s use of structured notes by the ProFunds VP may not work as intended. Although structured instruments are not necessarily illiquid, the Advisor believes that many structured instruments are illiquid.

DEBT INSTRUMENTS

Below is a description of various types of money market instruments and other debt instruments that the non-money market ProFunds VP may utilize for investment purposes, as “cover” for other investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The types of instruments that the ProFund VP Money Market may invest in are discussed further below. Other types of money market instruments may become available that are similar to those described below and in which the non-money market ProFunds VP also may invest if consistent with their investment goal and policies.

Money market instruments include short-term government securities, floating and variable rate notes, commercial paper, repurchase agreements, CDs, time deposits, bankers’ acceptances, and other short-term liquid instruments.

The non-money market ProFunds VP may invest in money market instruments issued by foreign and domestic governments, financial institutions, corporations and other entities in the U.S. or in any foreign country. The non-money market ProFunds VP also may invest in money market instruments issued by supranational organizations such as the World Bank (chartered to finance development projects in member countries), the European Union (a fifteen-nation organization engaged in cooperative economic and other activities), the European Coal and Steel Community (an economic union of various European nations’ steel and coal industries), and the Asian Development Bank (an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions).

U.S. Government Securities

Each non-money market ProFund VP also may invest in U.S. government securities in pursuit of their investment objectives, as “cover” for the investment techniques these non-money market ProFunds VP employ, or for liquidity purposes. The ProFund VP U.S. Government Plus may invest substantially in U.S. government securities and instruments that have performance characteristics similar to those of U.S. government securities. The ProFund VP Rising Rates Opportunity may enter into short transactions on U.S. government securities and on instruments that have performance characteristics similar to those of U.S. government securities.

U.S. government securities include U.S. Treasury securities, which are backed by the full faith and credit of the U.S. Treasury and which differ only in their interest rates, maturities, and times of issuance. U.S. Treasury bills have initial maturities of one year or less; U.S. Treasury notes have initial maturities of one to ten years; and U.S. Treasury bonds generally have initial maturities of greater than ten years. Certain U.S. government securities are issued or guaranteed by agencies or instrumentalities of the U.S. government including, but not limited to, obligations of U.S. government agencies or instrumentalities, such as the Federal National Mortgage Association, the Government National Mortgage Association, the Small Business Administration, the Federal Farm Credit Administration, the Federal Home Loan Banks, Banks for Cooperatives (including the Central Bank for Cooperatives), the Federal Land Banks, the Federal Intermediate Credit Banks, the Tennessee Valley Authority, the Export-Import Bank of the United States, the Commodity Credit Corporation, the Federal Financing Bank, the Student Loan Marketing Association, the National Credit Union Administration and the Federal Agricultural Mortgage Corporation. Some obligations issued or guaranteed by U.S. government agencies and instrumentalities, including, for example, Government National Mortgage Association pass-through certificates, are supported by the full faith and credit of the U.S. Treasury. Other obligations issued by or guaranteed by Federal agencies,

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such as those securities issued by the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. government to purchase certain obligations of the federal agency, while other obligations issued by or guaranteed by federal agencies, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Treasury. While the U.S. government provides financial support to such U.S. government-sponsored Federal agencies, no assurance can be given that the U.S. government will always do so, since the U.S. government is not so obligated by law. U.S. Treasury notes and bonds typically pay coupon interest semi-annually and repay the principal at maturity.

Yields on U.S. government securities depend on a variety of factors, including the general conditions of the money and bond markets, the size of a particular offering, and the maturity of the obligation. Debt securities with longer maturities tend to produce higher yields and are generally subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities and lower yields. The market value of U.S. government securities generally varies inversely with changes in market interest rates. An increase in interest rates, therefore, would generally reduce the market value of a ProFund VP’s portfolio investments in U.S. government securities, while a decline in interest rates would generally increase the market value of a ProFund VP’s portfolio investments in these securities.

Floating and Variable Rate Notes

Floating and variable rate notes generally are unsecured obligations issued by financial institutions and other entities. They typically have a stated maturity of more than one year and an interest rate that changes either at specific intervals or whenever a benchmark rate changes. The effective maturity of each floating or variable rate note in a ProFund VP’s portfolio will be based on these periodic adjustments. The interest rate adjustments are designed to help stabilize the note’s price. While this feature helps protect against a decline in the note’s market price when interest rates rise, it lowers a ProFund VP’s income when interest rates fall. Of course, a ProFund VP’s income from its floating and variable rate investments also may increase if interest rates rise.

Commercial Paper

Commercial paper is a short-term, unsecured promissory note issued to finance short-term credit needs.

Financial Services Obligations

Under normal market conditions, each non-money market ProFund VP may invest up to 25% of its net assets in obligations issued by companies in the financial services industry, including U.S. banks, foreign banks, foreign branches of U.S. banks and U.S. branches of foreign banks. These obligations may include:

Certificates of deposit (“CDs”) – CDs represent an obligation of a bank or a foreign branch of a bank to repay funds deposited with it for a specified period of time plus interest at a stated rate.

Time deposits – Time deposits are non-negotiable deposits held in a banking institution for a specified time at a stated interest rate.

Bankers’ acceptances – Bankers’ acceptances are short-term credit instruments frequently used in international trade transactions. They represent a guarantee by a bank to pay a customer’s draft up to a stated amount and for a specified time. Both the bank and the customer may be liable for its payment at maturity.

Each ProFund VP will not invest more than 5% of its total assets in obligations of any one foreign bank.

U.S. banks are subject to a substantial body of federal and/or state law and regulation designed to promote financial soundness. Most bank deposits are insured by the Federal Deposit Insurance Corporation (“FDIC”), although this insurance may not be of great benefit to a ProFund VP depending on the amount of a bank’s obligations that the ProFund VP holds. Foreign banks and foreign branches of U.S. banks, however, may not be subject to the same laws and regulations as U.S. banks and may involve additional risks. These risks include foreign economic and political developments, foreign government restrictions that may adversely affect payment of principal and interest, foreign exchange controls, and foreign withholding and other taxes on interest income. Foreign banks and foreign branches of U.S. banks may not be subject to the same requirements as U.S. banks with respect to mandatory reserves, loan limitations and accounting, auditing, and financial recordkeeping. In addition, less information may be publicly available about a foreign branch of a U.S. bank or a foreign bank than a U.S. bank.

U.S. branches of foreign banks may be subject to some federal and/or state regulation, but typically not to the same extent as U.S. banks. A U.S. branch of a foreign bank with assets over $1 billion may be subject to federal and/or state reserve requirements and may be required to pledge or maintain a certain amount of its assets equal to a percentage of its liabilities with a regulator or with a state. The FDIC may not, however, insure the deposits of branches licensed by states. Obligations of U.S. branches of foreign banks also may be limited by government action in the country in which the foreign bank is headquartered.

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Asset-Backed Securities

Each ProFund VP may invest in certain types of asset-backed securities. Asset-backed securities are securities issued by trusts and special purpose entities that are backed by pools of assets, such as automobile and credit-card receivables and home equity loans, which pass through the payments on the underlying obligations to the security holders (less servicing fees paid to the originator or fees for any credit enhancement). Typically, the originator of the loan or accounts receivable paper transfers it to a specially created trust, which repackages it as securities with a minimum denomination and a specific term. The securities are then privately placed or publicly offered. Examples include certificates for automobile receivables and so-called plastic bonds, backed by credit card receivables.

The value of an asset-backed security is affected by, among other things, changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans and the financial institution providing any credit enhancement. Payments of principal and interest passed through to holders of asset-backed securities are frequently supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee by another entity or by having a priority to certain of the borrower’s other assets. The degree of credit enhancement varies, and generally applies to only a portion of the asset-backed security’s par value. Value is also affected if any credit enhancement has been exhausted.

Performance Indexed Paper

Performance indexed paper (“PIPs”) is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on PIPs is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about that time (generally, the spot exchange rate at two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

Convertible Securities

Each ProFund VP may invest in convertible securities that may be considered high yield securities. Convertible securities include corporate bonds, notes and preferred stock that can be converted into or exchanged for a prescribed amount of common stock of the same or a different issue within a particular period of time at a specified price or formula. A convertible security entitles the holder to receive interest paid or accrued on debt or dividends paid on preferred stock until the convertible stock matures or is redeemed, converted or exchanged. While no securities investment is without some risk, investments in convertible securities generally entail less risk than the issuer’s common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security. The market value of convertible securities tends to decline as interest rates increase and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than nonconvertible debt securities of similar quality, they do enable the investor to benefit from increases in the market price of the underlying common stock.

Fixed-Income Securities

Each ProFund VP may invest in a wide range of fixed-income securities, which may include obligations of any rating or maturity.

Each ProFund VP may invest in investment grade corporate debt securities and lower-rated corporate debt securities (commonly known as “junk bonds”). Lower-rated or high yield debt securities include corporate high yield debt securities, zero-coupon securities, payment-in-kind securities, and STRIPs. Investment grade corporate bonds are those rated BBB or better by S&P or Baa or better by Moody’s. Securities rated BBB by S&P are considered investment grade, but Moody’s considers securities rated Baa to have speculative characteristics. See Appendix C for a description of corporate bond ratings. Each ProFund VP may also invest in unrated securities.

JUNK BONDS. “Junk Bonds” generally offer a higher current yield than that available for higher-grade issues. However, lower-rated securities involve higher risks, in that they are especially subject to adverse changes in general economic conditions and in the industries in which the issuers are engaged, to changes in the financial condition of the issuers and to price fluctuations in response to changes in interest rates. During periods of economic downturn or rising

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interest rates, highly leveraged issuers may experience financial stress that could adversely affect their ability to make payments of interest and principal and increase the possibility of default. In addition, the market for lower-rated debt securities has expanded rapidly in recent years, and its growth paralleled a long economic expansion. At times in recent years, the prices of many lower-rated debt securities declined substantially, reflecting an expectation that many issuers of such securities might experience financial difficulties. As a result, the yields on lower-rated debt securities rose dramatically, but such higher yields did not reflect the value of the income stream that holders of such securities expected, but rather, the risk that holders of such securities could lose a substantial portion of their value as a result of the issuers’ financial restructuring or default. There can be no assurance that such declines will not recur. The market for lower-rated debt issues generally is thinner and less active than that for higher quality securities, which may limit each ProFund VP’s ability to sell such securities at fair value in response to changes in the economy or financial markets. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may also decrease the values and liquidity of lower-rated securities, especially in a thinly traded market. Changes by recognized rating services in their rating of a fixed-income security may affect the value of these investments. Each ProFund VP will not necessarily dispose of a security when its rating is reduced below its rating at the time of purchase. However, the Advisor will monitor the investment to determine whether continued investment in the security will assist in meeting each Fund’s investment objective.

CORPORATE DEBT SECURITIES. Corporate debt securities are fixed-income securities issued by businesses to finance their operations, although corporate debt instruments may also include bank loans to companies. Notes, bonds, debentures and commercial paper are the most common types of corporate debt securities, with the primary difference being their maturities and secured or un-secured status. Commercial paper has the shortest term and is usually unsecured. The broad category of corporate debt securities includes debt issued by domestic or foreign companies of all kinds, including those with small-, mid- and large-capitalizations. Corporate debt may be rated investment-grade or below investment-grade and may carry variable or floating rates of interest.

Because of the wide range of types, and maturities, of corporate debt securities, as well as the range of creditworthiness of its issuers, corporate debt securities have widely varying potentials for return and risk profiles. For example, commercial paper issued by a large established domestic corporation that is rated investment-grade may have a modest return on principal, but carries relatively limited risk. On the other hand, a long-term corporate note issued by a small foreign corporation from an emerging market country that has not been rated may have the potential for relatively large returns on principal, but carries a relatively high degree of risk.

Corporate debt securities carry both credit risk and interest rate risk. Credit risk is the risk that a ProFund VP could lose money if the issuer of a corporate debt security is unable to pay interest or repay principal when it is due. Some corporate debt securities that are rated below investment-grade are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. The credit risk of a particular issuer’s debt security may vary based on its priority for repayment. For example, higher ranking (senior) debt securities have a higher priority than lower ranking (subordinated) securities. This means that the issuer might not make payments on subordinated securities while continuing to make payments on senior securities. In addition, in the event of bankruptcy, holders of higher-ranking senior securities may receive amounts otherwise payable to the holders of more junior securities. Interest rate risk is the risk that the value of certain corporate debt securities will tend to fall when interest rates rise. In general, corporate debt securities with longer terms tend to fall more in value when interest rates rise than corporate debt securities with shorter terms.

ZERO-COUPON SECURITIES. Zero-coupon securities make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, as well as market interest rates, liquidity of the security, and the issuer’s perceived credit quality. If the issuer defaults, a ProFund VP may not receive any return on its investment. Because zero-coupon securities bear no interest and compound semiannually at the rate fixed at the time of issuance, their value generally is more volatile than the value of other fixed-income securities. Since zero-coupon bondholders do not receive interest payments, when interest rates rise, zero-coupon securities fall more dramatically in value than bonds paying interest on a current basis. When interest rates fall, zero-coupon securities rise more rapidly in value because the bonds reflect a fixed rate of return. An investment in zero-coupon and delayed interest securities may cause a ProFund VP to recognize income and make distributions to shareholders before it receives any cash payments on its investment.

PAYMENT-IN-KIND SECURITIES and STRIPS. Payment-in-kind securities allow the issuer, at its option, to make current interest payments on the bonds either in cash or in bonds. Both zero-coupon securities and payment-in-kind securities allow an issuer to avoid the need to generate cash to meet current interest payments. Even though such securities do not pay current interest in cash, each ProFund VP nonetheless is required to accrue interest income on these investments and to distribute the interest income at least annually to shareholders. Thus, a ProFund VP could be required at times to liquidate other investments to satisfy distribution requirements. Each Fund may also invest in STRIPS, which are debt securities whose

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interest coupons are taken out and traded separately after the securities are issued but otherwise are comparable to zero-coupon securities. Like zero-coupon securities and payment-in kind securities, STRIPS are generally more sensitive to interest rate fluctuations than interest paying securities of comparable term and quality.

UNRATED DEBT SECURITIES. Each ProFund VP may also invest in unrated debt securities. Unrated debt, while not necessarily lower in quality than rated securities, may not have as broad a market. Because of the size and perceived demand for the issue, among other factors, certain issuers may decide not to pay the cost of getting a rating for their bonds. The creditworthiness of the issuer, as well as any financial institution or other party responsible for payments on the security, will be analyzed to determine whether to purchase unrated bonds.

Mortgage-Backed Securities

A mortgage-backed security is a type of pass-through security, which is a security representing pooled debt obligations repackaged as interests that pass income through an intermediary to investors. Each ProFund VP may invest in mortgage-backed securities, as “cover” for the investment techniques these non-money market ProFunds VP employ. In the case of mortgage-backed securities, the ownership interest is in a pool of mortgage loans.

Mortgage-backed securities are most commonly issued or guaranteed by the Government National Mortgage Association (“Ginnie Mae” or “GNMA”), Federal National Mortgage Association (“Fannie Mae” or “FNMA”) or Federal Home Loan Mortgage Corporation (“Freddie Mac” or “FHLMC”), but may also be issued or guaranteed by other private issuers. GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities. FNMA is a publicly owned, government-sponsored corporation that mostly packages mortgages backed by the Federal Housing Administration, but also sells some non-governmentally backed mortgages. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest only by FNMA. The FHLMC is a publicly chartered agency that buys qualifying residential mortgages from lenders, re-packages them and provides certain guarantees. The corporation’s stock is owned by savings institutions across the United States and is held in trust by the Federal Home Loan Bank System. Pass-through securities issued by the FHLMC are guaranteed as to timely payment of principal and interest only by the FHLMC.

Mortgage-backed securities issued by private issuers, whether or not such obligations are subject to guarantees by the private issuer, may entail greater risk than obligations directly or indirectly guaranteed by the U.S. government. The average life of a mortgage-backed security is likely to be substantially shorter than the original maturity of the mortgage pools underlying the securities. Prepayments of principal by mortgagors and mortgage foreclosures will usually result in the return of the greater part of principal invested far in advance of the maturity of the mortgages in the pool.

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities (collateral collectively hereinafter referred to as “Mortgage Assets”). Multi-class pass-through securities are interests in a trust composed of Mortgage Assets and all references in this section to CMOs include multi-class pass-through securities. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal and interest payments on the Mortgage Assets may be allocated among the various classes of CMOs in several ways. Typically, payments of principal, including any prepayments, on the underlying mortgages are applied to the classes in the order of their respective stated maturities or final distribution dates, so that no payment of principal is made on CMOs of a class until all CMOs of other classes having earlier stated maturities or final distribution dates have been paid in full.

Stripped mortgage-backed securities (“SMBS”) are derivative multi-class mortgage securities. Each ProFund VP will only invest in SMBS that are obligations backed by the full faith and credit of the U.S. government. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. The ProFunds VP will only invest in SMBS whose mortgage assets are U.S. government obligations. A common type of SMBS will be structured so that one class receives some of the interest and most of the principal from the mortgage assets, while the other class receives most of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, each ProFund VP may fail to fully recoup its initial investment in these securities. The market value of any class that consists primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates.

Investment in mortgage-backed securities poses several risks, including among others, prepayment, market and credit risk. Prepayment risk reflects the risk that borrowers may prepay their mortgages faster than expected, thereby affecting the investment’s average life and perhaps its yield. Whether or not a mortgage loan is prepaid is almost entirely controlled by the borrower. Borrowers are most likely to exercise prepayment options at the time when it is least advantageous to investors,

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generally prepaying mortgages as interest rates fall, and slowing payments as interest rates rise. Besides the effect of prevailing interest rates, the rate of prepayment and refinancing of mortgages may also be affected by home value appreciation, ease of the refinancing process and local economic conditions. Market risk reflects the risk that the price of a security may fluctuate over time. The price of mortgage-backed securities may be particularly sensitive to prevailing interest rates, the length of time the security is expected to be outstanding, and the liquidity of the issue. In a period of unstable interest rates, there may be decreased demand for certain types of mortgage-backed securities, and each ProFund VP invested in such securities wishing to sell them may find it difficult to find a buyer, which may in turn decrease the price at which they may be sold. Credit risk reflects the risk that a ProFund VP may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligations. Obligations issued by U.S. government-related entities are guaranteed as to the payment of principal and interest, but are not backed by the full faith and credit of the U.S. government. The performance of private label mortgage-backed securities, issued by private institutions, is based on the financial health of those institutions. With respect to GNMA certificates, although GNMA guarantees timely payment even if homeowners delay or default, tracking the “pass-through” payments may, at times, be difficult.

Municipal Obligations

Each ProFund VP may invest in municipal obligations. In addition to the usual risks associated with investing for income, the value of municipal obligations can be affected by changes in the actual or perceived credit quality of the issuers. The credit quality of a municipal obligation can be affected by, among other factors: a) the financial condition of the issuer or guarantor; b) the issuer’s future borrowing plans and sources of revenue; c) the economic feasibility of the revenue bond project or general borrowing purpose; d) political or economic developments in the region or jurisdiction where the security is issued; and e) the liquidity of the security. Because municipal obligations are generally traded over the counter, the liquidity of a particular issue often depends on the willingness of dealers to make a market in the security. The liquidity of some municipal issues can be enhanced by demand features, which enable each ProFund VP to demand payment from the issuer or a financial intermediary on short notice.

REPURCHASE AGREEMENTS

The ProFunds VP also may enter into repurchase agreements with financial institutions in pursuit of their investment objectives as “cover” for the investment techniques the ProFunds VP employ or for liquidity purposes. Under a repurchase agreement, a ProFund VP purchases a debt security and simultaneously agrees to sell the security back to the seller at a mutually agreed-upon future price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon market interest rate during the purchaser’s holding period. While the maturities of the underlying securities in repurchase transactions may be more than one year, the term of each repurchase agreement will always be less than one year. The ProFunds VP follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with large, well-capitalized and well-established financial institutions. The creditworthiness of each of the firms that is a party to a repurchase agreement with the non-money market ProFunds VP will be monitored by the Advisor. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the repurchase price, including any accrued interest earned on the repurchase agreement. In the event of a default or bankruptcy by a selling financial institution, a ProFund VP will seek to liquidate such collateral which could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the ProFund VP could suffer a loss. A ProFund VP also may experience difficulties and incur certain costs in exercising its rights to the collateral and may lose the interest the ProFund VP expected to receive under the repurchase agreement. Repurchase agreements usually are for short periods, such as one week or less, but may be longer. It is the current policy of the ProFunds VP not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by the ProFund VP, amounts to more than 15% (10% with respect to ProFund VP Money Market) of the ProFund VP’s total net assets. The investments of each of the ProFunds VP in repurchase agreements at times may be substantial when, in the view of the Advisor, liquidity, investment, regulatory, or other considerations so warrant.

REVERSE REPURCHASE AGREEMENTS

The ProFunds VP may use reverse repurchase agreements as part of each ProFund VP’s investment strategy. Reverse repurchase agreements involve sales by a ProFund VP of portfolio assets concurrently with an agreement by the ProFund VP to repurchase the same assets at a later date at a fixed price. Generally, the effect of such a transaction is that the ProFund VP can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while the ProFund VP will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to the ProFund VP of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. Opportunities to achieve this advantage may not always be available, and the ProFund VP intends to use the reverse repurchase technique only when it will be to the ProFund VP’s advantage to do so. The ProFunds VP will segregate with their custodian bank cash or liquid instruments equal in value to the ProFund VP’s obligations in respect of reverse repurchase agreements.

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CASH RESERVES

To seek its investment objective, as a cash reserve, for liquidity purposes, or as “cover” for positions it has taken, each ProFund VP may invest all or part of the ProFund VP’s assets in cash or cash equivalents, which include, but are not limited to, short-term money market instruments, U.S. government securities, certificates of deposit, bankers acceptances, or repurchase agreements secured by U.S. government securities.

BORROWING

The ProFunds VP may borrow money for cash management purposes or investment purposes. Borrowing for investment is known as leveraging. Leveraging investments, by purchasing securities with borrowed money, is a speculative technique that increases investment risk but also increases investment opportunity. Since substantially all of a ProFund VP’s assets will fluctuate in value, whereas the interest obligations on borrowings may be fixed, the net asset value per share of the ProFund VP will fluctuate more when the ProFund VP is leveraging its investments than would otherwise be the case. Inverse ProFunds VP will do the opposite. Moreover, interest costs on borrowings may fluctuate with changing market rates of interest and may partially offset or exceed the returns on the borrowed funds. Under adverse conditions, a ProFund VP might have to sell portfolio securities to meet interest or principal payments at a time when investment considerations would not favor such sales.

As required by the 1940 Act, each ProFund VP must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If at any time the value of a ProFund VP’s assets should fail to meet this 300% coverage test, the ProFund VP, within three days (not including weekends and holidays), will reduce the amount of the ProFund VP’s borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations would not favor such sale. In addition to the foregoing, the ProFunds VP are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of each ProFund VP’s total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The ProFunds VP are authorized to pledge portfolio securities as the Advisor deems appropriate in connection with any borrowings.

Each of the non-money market ProFunds VP may also enter into reverse repurchase agreements, which may be viewed as a form of borrowing, with financial institutions. However, to the extent a ProFund VP “covers” its repurchase obligations as described above in “Reverse Repurchase Agreements,” such agreement will not be considered to be a “senior security” and, therefore, will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by that ProFund VP.

LENDING OF PORTFOLIO SECURITIES

Subject to the investment restrictions set forth below, a ProFund VP may lend its portfolio securities to brokers, dealers, and financial institutions, provided that cash equal to at least 100% of the market value of the securities loaned is deposited by the borrower with the ProFund VP and is maintained each business day in a segregated account pursuant to applicable regulations. While such securities are on loan, the borrower will pay the lending ProFund VP any income accruing thereon, and the ProFund VP may invest the cash collateral in portfolio securities, thereby earning additional income. A ProFund VP will not lend more than 33 1/3% of the value of the ProFund VP’s total assets. Loans would be subject to termination by the lending ProFund VP on four business days’ notice, or by the borrower on one day’s notice. Borrowed securities must be returned when the loan is terminated. Any gain or loss in the market price of the borrowed securities that occurs during the term of the loan inures to the lending ProFund VP and that ProFund VP’s shareholders. There may be risks of delay in receiving additional collateral or risks of delay in recovery of the securities or even loss of rights in the securities lent should the borrower of the securities fail financially. A ProFund VP may pay reasonable finders, borrowers, administrative, and custodial fees in connection with a loan.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

Each non-money market ProFund VP, from time to time, in the ordinary course of business, may purchase securities on a when-issued or delayed-delivery basis (i.e., delivery and payment can take place between a month and 120 days after the date of the transaction). These securities are subject to market fluctuations and no interest accrues to the purchaser during this period. At the time a ProFund VP makes the commitment to purchase securities on a when-issued or delayed-delivery basis, the ProFund VP will record the transaction and thereafter reflect the value of the securities, each day, in determining the ProFund VP’s net asset value. At the time of delivery of the securities, the value of the securities may be more or less than the purchase price.

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The Trust will segregate with the Trust’s custodian bank cash or liquid instruments equal to or greater in value than the ProFund VP’s purchase commitments for such when-issued or delayed-delivery securities. Because a ProFund VP will identify cash or liquid securities to satisfy its purchase commitments in the manner described, a ProFund VP’s liquidity and the ability of the Advisor to manage a ProFund VP might be affected in the event its commitments to purchase when-issued securities exceeds 40% of the value of its assets.

INVESTMENTS IN OTHER INVESTMENT COMPANIES

Each ProFund VP may invest in the securities of other investment companies, including exchange traded funds (ETFs) and unit investment trusts (UITs), to the extent that such an investment would be consistent with the requirements of the 1940 Act. If a ProFund VP invests in, and, thus, is a shareholder of, another investment company, the ProFund VP’s shareholders will indirectly bear the ProFund VP’s proportionate share of the fees and expenses paid by such other investment company, including advisory fees, in addition to both the management fees payable directly by the ProFund VP to the ProFund VP’s own investment adviser and the other expenses that the ProFund VP bears directly in connection with the ProFund VP’s own operations.

Investing in other investment companies involves substantially the same risks to each ProFund VP as investing directly in the investments of the underlying investment companies. To the extent a ProFund VP invests in other investment companies, the shareholders of a ProFund VP would indirectly pay a portion of the operating costs of the underlying investment companies. These costs include management, brokerage, shareholder servicing, and other operational expenses. Shareholders of a ProFund VP would then indirectly pay higher operational costs than if they owned shares of the underlying investment companies directly. Under applicable law and regulations a ProFund VP cannot acquire securities of any one investment company if, immediately thereafter, the ProFund VP would own more than 3% of such company’s total outstanding voting securities (“3% Limitation”), securities issued by such company would have an aggregate value in excess of 5% of the ProFund VP’s assets, or securities issued by such company and securities held by the ProFund VP issued by other investment companies would have an aggregate value in excess of 10% of the ProFund VP’s assets. Accordingly, a ProFund VP is subject to the 3% Limitation unless (i) the ETF or the ProFund VP has received an order for exemptive relief from the 3% limitation from the SEC that is applicable to the ProFund VP; and (ii) the ETF and the ProFund VP take appropriate steps to comply with any conditions in such order.

Pursuant to exemptive rules under the 1940 Act effective as of July 31, 2006, a ProFund VP may invest without limit in (1) affiliated funds, so long as its other investments consist only of government securities, short term paper and other “securities” as defined in the 1940 Act and (2) affiliated or unaffiliated money market funds. A ProFund VP investing in affiliated funds under these new rules could not invest in a fund that did not have a policy prohibiting it from investing in shares of other funds in reliance on Section 12(d)(1)(F) and (G) of the 1940 Act.

The shares of an ETF may be assembled in a block (typically 50,000 shares) known as a creation unit and redeemed in kind for a portfolio of the underlying securities (based on the ETF’s net asset value) together with a cash payment generally equal to accumulated dividends or interest as of the date of redemption. Conversely, a creation unit may be purchased from the ETF by depositing a specified portfolio of the ETF’s underlying securities, as well as a cash payment generally equal to accumulated dividends or interest of the securities (net of expenses) up to the time of deposit. A ProFund VP may redeem creation units for the underlying securities (and any applicable cash), and may assemble a portfolio of the underlying securities and use it (and any required cash) to purchase creation units, if the Advisor believes it is in the ProFund VP’s interest to do so. Each ProFund VP’s ability to redeem creation units may be limited by 1940 Act, which provides that the ETFs will not be obligated to redeem shares held by a ProFund VP in an amount exceeding one percent of their total outstanding securities during any period of less than 30 days.

There are risks associated with the investment of a ProFund VP’s assets in fixed income ETFs, which may include credit risk, interest rate risk, maturity risk, and investment-grade securities risk. These risks could affect the income received from and the value of a particular ETF’s, which could cause a ProFund VP’s income and asset value to be reduced.

ILLIQUID SECURITIES

Each ProFund VP may purchase illiquid securities, including securities that are not readily marketable and securities that are not registered (“restricted securities”) under the Securities Act of 1933, as amended (the “1933 Act”), but that can be sold to qualified institutional buyers under Rule 144A of the 1933 Act. A ProFund VP will not invest more than 15% (10% with respect to the ProFund VP Money Market) of the ProFund VP’s net assets in illiquid securities. The term “illiquid securities” for this purpose means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount at which the ProFund VP has valued the securities. Under the current guidelines of the staff of the Securities and Exchange Commission (the “Commission” or the “SEC”), illiquid securities also are considered to include, among other securities, purchased over-the-counter options, certain cover for OTC options, repurchase agreements with maturities in excess of seven days, and certain securities whose disposition is restricted under the federal securities laws. The

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ProFund VP may not be able to sell illiquid securities when the Advisor considers it desirable to do so or may have to sell such securities at a price that is lower than the price that could be obtained if the securities were more liquid. In addition, the sale of illiquid securities may require more time and may result in higher dealer discounts and other selling expenses than the sale of securities that are not illiquid. Illiquid securities also may be more difficult to value due to the unavailability of reliable market quotations for such securities, and investments in illiquid securities may have an adverse impact on net asset value.

At the time of investment, the ProFund VP Money Market’s aggregate holdings of repurchase agreements having remaining maturities of more than seven calendar days (or which may not be terminated within seven calendar days upon notice by the ProFund VP Money Market), time deposits having remaining maturities of more than seven calendar days, illiquid securities, restricted securities and securities lacking readily available market quotations will not exceed 10% of the ProFund VP Money Market’s net assets. If changes in the liquidity of certain securities cause the ProFund VP Money Market to exceed such 10% limit, the ProFund VP Money Market will take steps to bring the aggregate amount of its illiquid securities back below 10% of its net assets as soon as practicable, unless such action would not be in the best interest of the ProFund VP Money Market.

Institutional markets for restricted securities have developed as a result of the promulgation of Rule 144A under the 1933 Act, which provides a safe harbor from 1933 Act registration requirements for qualifying sales to institutional investors. When Rule 144A securities present an attractive investment opportunity and otherwise meet selection criteria, a ProFund VP may make such investments. Whether or not such securities are illiquid depends on the market that exists for the particular security. The Commission staff has taken the position that the liquidity of Rule 144A restricted securities is a question of fact for a board of trustees to determine, such determination to be based on a consideration of the readily-available trading markets and the review of any contractual restrictions. The staff also has acknowledged that, while a board of trustees retains ultimate responsibility, trustees may delegate this function to an investment adviser. The Board of Trustees has delegated this responsibility for determining the liquidity of Rule 144A restricted securities that may be invested in by a ProFund VP to the Advisor. It is not possible to predict with assurance exactly how the market for Rule 144A restricted securities or any other security will develop. A security that when purchased enjoyed a fair degree of marketability may subsequently become illiquid and, accordingly, a security that was deemed to be liquid at the time of acquisition may subsequently become illiquid. In such event, appropriate remedies will be considered to minimize the effect on the ProFund VP’s liquidity.

PORTFOLIO QUALITY AND MATURITY (PROFUND VP MONEY MARKET)

The ProFund VP Money Market will maintain a dollar-weighted average maturity of 90 days or less. All securities in which the ProFund VP Money Market invests will have or be deemed to have remaining maturities of 397 days or less on the date of their purchase, will be denominated in U.S. dollars and will have been granted the required ratings established herein by two nationally recognized statistical rating organizations (“NRSROs”) (or one such NRSRO if that NRSRO is the only such NRSRO which rates the security), or if unrated, are believed by the Advisor, under the supervision of the Board of Trustees, to be of comparable quality. The Advisor, acting under the supervision of and procedures adopted by the Board of Trustees, will also determine that all securities purchased by ProFund VP Money Market present minimal credit risks.

OBLIGATIONS OF BANKS AND OTHER FINANCIAL INSTITUTIONS (PROFUND VP MONEY MARKET)

ProFund VP Money Market may invest in U.S. dollar-denominated fixed rate or variable rate obligations of U.S. or foreign financial institutions, including banks that are rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such obligations) or, if not so rated, are believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Bank obligations in which ProFund VP Money Market invests include certificates of deposit, bankers’ acceptances, bank time deposits, commercial paper, and other U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign institutions including banks. For purposes of ProFund VP Money Market’s investment policies with respect to bank obligations, the assets of a bank will be deemed to include the assets of its domestic and foreign branches. Obligations of foreign branches of U.S. banks and foreign banks may be general obligations of the parent bank in addition to the issuing bank or may be limited by the terms of a specific obligation and by government regulation. If the Advisor, acting under the supervision of the Board of Trustees, deems the instruments to present minimal credit risk, ProFund VP Money Market may invest in obligations of foreign banks or foreign branches of U.S. banks, which include banks located in the United Kingdom, Grand Cayman Island, Nassau, Japan, Canada and Australia. Investments in these obligations may entail risks that are different from those of investments in obligations of U.S. domestic banks because of differences in political, regulatory and economic systems and conditions. These risks include, without limitation, future political and economic developments, currency blockage, the possible imposition of withholding taxes on interest payments, possible seizure or nationalization of foreign deposits, and difficulty or inability of pursuing legal remedies and obtaining judgment in foreign courts, possible establishment of exchange controls or the adoption of other foreign governmental restrictions that might affect adversely the payment of principal and interest on bank obligations. Foreign branches of U.S. banks and foreign banks may also be subject to less

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stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping standards than those applicable to branches of U.S. banks. ProFund VP Money Market may invest more than 25% of its assets in the foreign and domestic bank obligations described above. ProFund VP Money Market’s concentration of its investments in bank obligations will cause ProFund VP Money Market to be subject to the risks peculiar to the domestic and foreign banking industries to a greater extent than if its investments were not so concentrated. A description of the ratings set forth above is provided in Appendix C.

COMMERCIAL PAPER, OTHER DEBT OBLIGATIONS, CREDIT ENHANCEMENTS AND ASSET BACKED SECURITIES (PROFUND VP MONEY MARKET)

COMMERCIAL PAPER. ProFund VP Money Market may invest in fixed rate or variable rate commercial paper, including variable rate master demand notes, issued by U.S. or foreign entities. Commercial paper consists of short-term (usually up to one year) unsecured promissory notes issued by U.S. or foreign entities in order to finance their current operations. Commercial paper when purchased by ProFund VP Money Market must be rated in the highest short-term rating category by any two NRSROs (or one NRSRO if that NRSRO is the only such NRSRO which rates such security), or if not rated, must be believed by the Advisor, acting under the supervision of the Board of Trustees, to be of comparable quality. Any commercial paper issued by a foreign entity and purchased by ProFund VP Money Market must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase. Investing in foreign commercial paper generally involves risks similar to those described above relating to obligations of foreign banks or foreign branches of U.S. banks. Any commercial paper issued by a foreign entity and purchased by the Portfolio must be U.S. dollar-denominated and must not be subject to foreign withholding tax at the time of purchase.

VARIABLE RATE MASTER DEMAND NOTES are unsecured instruments that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. Because variable rate master demand notes are direct lending arrangements between ProFund VP Money Market and the issuer, they are not ordinarily traded. Since no active secondary market may exist for these notes, ProFund VP Money Market will purchase only those notes under which it may demand and receive payment on principal and accrued interest daily or may resell the note to a third party. While the notes are not typically rated by credit rating agencies, issuers of variable rate master demand notes must satisfy the Advisor, acting under the supervision of the Board of Trustees, that the same criterion set forth above for issuers of commercial paper are met. In the event an issuer of a variable rate master demand note defaulted on its payment obligation, ProFund VP Money Market might be unable to dispose of the note because of the absence of an active secondary market and could, for this or other reasons, suffer a loss to the full extent of the default. The face maturities of variable rate notes subject to a demand feature may exceed 397 days in certain circumstances.

OTHER DEBT OBLIGATIONS. ProFund VP Money Market may invest in deposits, bonds, notes and debentures and other debt obligations that at the time of purchase meet the ProFund VP Money Market’s minimum credit quality standards, are comparable in priority and security to other securities of such issuer that have been rated in the top three highest long-term rating categories by the NRSROs rating such security, or if unrated, are determined by the Advisor to be of comparable quality.

CREDIT ENHANCEMENT. Certain of ProFund VP Money Market’s acceptable investments may be credit-enhanced by a guaranty, letter of credit, or insurance from a third party. Any bankruptcy, receivership, default, or change in the credit quality of the party providing the credit enhancement may adversely affect the quality and marketability of the underlying security and could cause losses to ProFund VP Money Market and affect ProFund VP Money Market’s share price. ProFund VP Money Market may have more than 25% of its total assets invested in securities issued or credit-enhanced by banks or other financial institutions.

ASSET-BACKED SECURITIES. ProFund VP Money Market may invest in securities generally referred to as asset-backed securities. Asset-backed securities are secured by and payable from, or directly or indirectly represent undivided fractional interests in, assets such as pools of consumer loans, trade receivables or other types of loans held in a trust. Such assets are securitized through the use of trusts and special purpose corporations. Asset-backed securities may provide periodic payments that consist of interest and/or principal payments. Consequently, the life of an asset-backed security varies with the prepayment and loss experience of the underlying assets. Payments of principal and interest are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guarantee or senior/subordination. The degree of credit enhancement varies, but generally amounts to only a fraction of the asset-backed security’s par value until exhausted. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans. The value of the securities also may change because of changes in the market’s perception of creditworthiness of the servicing agent for the loan pool, the originator of the loans or the financial institution providing the credit enhancement. Asset-backed securities are ultimately dependent upon payment of loans and receivables by individuals, businesses and other borrowers, and the certificate holder generally has no recourse against the entity that originated the loans.

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The underlying assets of asset-backed securities include assets such as (but not limited to) first liens on mortgages, motor vehicle installment sale contracts, other installment sale contracts, home equity loans, leases of various types of real and personal property, receivables from revolving credit (credit card) agreements and trade receivables. Payments or distributions of principal and interest on asset-backed securities may be guaranteed up to certain amounts and for a certain time period by a letter of credit or a pool insurance policy issued by a financial institution unaffiliated with the issuer, or other credit enhancements may be present.

Asset-backed securities present certain risks. Primarily, these securities do not have the benefit of a security interest in the related collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to avoid payment of certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicer to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities.

The asset-backed securities in which ProFund VP Money Market may invest are limited to those which satisfy the requirements contained in Rule 2a-7 under the 1940 Act.

The yield characteristics of the asset-backed securities in which ProFund VP Money Market may invest differ from those of traditional debt securities. Among the major differences are that interest and principal payments are made more frequently (usually monthly) on asset-backed securities and that principal may be prepaid at any time because the underlying assets generally may be prepaid at any time. As a result, if ProFund VP Money Market purchases these securities at a premium, a prepayment rate that is faster than expected will reduce their yield, while a prepayment rate that is slower than expected will have the opposite effect of increasing yield. Conversely, if ProFund VP Money Market purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, the yield on these securities. Amounts available for reinvestment by ProFund VP Money Market are likely to be greater during a period of declining interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of rising interest rates.

PORTFOLIO TURNOVER

Each ProFund VP’s portfolio turnover rate, to a great extent, will depend on the purchase, redemption and exchange activity of the ProFund VP’s investors. Consequently, it is difficult to estimate what each ProFund VP’s actual portfolio turnover rate will be in the future. However, it is expected that the portfolio turnover experienced by the ProFunds VP may be substantial. A higher portfolio turnover rate would likely involve correspondingly greater brokerage commissions and transaction and other expenses that would be borne by the ProFund VPs. In addition, a ProFunds VP portfolio turnover level may adversely affect the ability of the ProFund VP to achieve its investment objective. “Portfolio Turnover Rate” is defined under the rules of the Commission as the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one year, including options and futures contracts in which the ProFunds VP invest, are excluded from the calculation of portfolio turnover rate.

SPECIAL CONSIDERATIONS

To the extent discussed above and in the Prospectus, the ProFunds VP present certain risks, some of which are further described below.

CORRELATION AND TRACKING. A number of factors may affect the ability of the ProFunds VP to achieve correlation with their benchmarks. Among these factors are: (1) a ProFund VP’s expenses, including brokerage (which may be increased by high portfolio turnover) and the cost of the investment techniques employed by that ProFund VP; (2) less than all of the securities in the index underlying a ProFund VP’s benchmark being held by the ProFund VP and/or securities not included in the index being held by the ProFund VP; (3) an imperfect correlation between the performance of instruments held by a ProFund VP, such as futures contracts and options, and the performance of the underlying securities in the cash market; (4) bid-ask spreads (the effect of which may be increased by portfolio turnover); (5) holding instruments traded in a market that has become illiquid or disrupted; (6) a ProFund VP’s share prices being rounded to the nearest cent; (7) changes to the index underlying a benchmark; (8) the need to conform a ProFund VP’s portfolio holdings to comply with investment restrictions or policies or regulatory or tax law requirements; (9) actual purchases and sales of the shares of a ProFund VP may differ from estimated transactions reported prior to the time share prices are calculated; (10) limit up or limit down

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trading halts on options or futures contracts which may prevent a ProFund VP from purchasing or selling options or futures contracts; (11) early and unanticipated closings of the markets on which the holdings of a ProFund VP trade, resulting in the inability of the ProFund VP to execute intended portfolio transactions; and (12) fluctuations in currency exchange rates. While a close correlation of any ProFund VP to its benchmark may be achieved on any single trading day, over time the cumulative percentage increase or decrease in the net asset value of the shares of a ProFund VP may diverge significantly from the cumulative percentage decrease or increase in the benchmark due to a compounding effect.

LEVERAGE. Ultra ProFunds VP, Inverse ProFunds VP, Sector ProFunds VP, ProFund VP U.S. Government Plus and ProFund VP Rising Rates Opportunity employ leverage as a principal investment strategy and all of the ProFunds VP may borrow or use other forms of leverage for investment purposes. Utilization of leverage involves special risks and should be considered to be speculative. Leverage exists when a ProFund VP achieves the right to a return on a capital base that exceeds the amount the ProFund VP has invested. Leverage creates the potential for greater gains to shareholders of these ProFunds VP during favorable market conditions and the risk of magnified losses during adverse market conditions. Leverage should cause higher volatility of the net asset values of these ProFund VP’s shares. Leverage may involve the creation of a liability that does not entail any interest costs or the creation of a liability that requires the ProFund VP to pay interest, which would decrease the ProFund VP’s total return to shareholders. If these ProFunds VP achieve their investment objectives, during adverse market conditions, shareholders should experience a loss greater than they would have incurred had these ProFunds VP not been leveraged.

NON-DIVERSIFIED STATUS. Each non-money market ProFund VP is a “non-diversified” series. A non-money market ProFund VP is considered “non-diversified” because a relatively high percentage of the ProFund VP’s assets may be invested in the securities of a limited number of issuers, primarily within the same economic sector. That ProFund VP’s portfolio securities, therefore, may be more susceptible to any single economic, political, or regulatory occurrence than the portfolio securities of a more diversified investment company. A ProFund VP’s classification as a “non-diversified” investment company means that the proportion of the ProFund’s assets that may be invested in the securities of a single issuer is not limited by the 1940 Act. Each ProFund VP, however, intends to seek to qualify as a “regulated investment company” for purposes of the Internal Revenue Code, which imposes diversification requirements on these ProFunds VP that are less restrictive than the requirements applicable to the “diversified” investment companies under the 1940 Act.

INVESTMENT RESTRICTIONS

Each ProFund VP has adopted certain investment restrictions as fundamental policies which cannot be changed without a “vote of a majority of the outstanding voting securities” of the ProFund VP as that phrase is defined in the 1940 Act. The phrase “majority of outstanding securities” is defined in the 1940 Act as the lesser of: (i) 67% or more of the shares of the ProFund VP present at a meeting of shareholders, if the holders of more than 50% of the outstanding shares of the ProFund VP are present or represented by proxy; or (ii) more than 50% of the outstanding shares of the ProFund VP. (All policies of a ProFund VP not specifically identified in this Statement of Additional Information or the Prospectus as fundamental may be changed without a vote of the shareholders of the ProFund VP.) For purposes of the following limitations, all percentage limitations apply immediately after a purchase or initial investment.

(i)	(a) Each of ProFund VP UltraOTC, ProFund VP UltraSmall-Cap, ProFund VP Europe 30, ProFund VP Bull, ProFund VP UltraBull, ProFund VP Bear and ProFund VP UltraShort OTC may not invest more than 25% of its total assets, taken at market value at the time of each investment, in the securities of issuers in any particular industry (excluding the U.S. government and its agencies and instrumentalities or repurchase agreements with respect thereto);

(b) ProFund VP Money Market may invest more than 25% of its total assets, taken at market value at the time of each investment, in the obligations of U.S. and foreign banks and other financial institutions;

(c) Each other ProFund VP not subject to Investment Restriction (i) above may concentrate its investment in the securities of companies engaged in a single industry or group of industries in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information to approximately the same extent as its benchmark index; and

(d) Each non-money market ProFund VP may invest more than 25% of its total assets in the securities of issuers in a group of industries to approximately the same extent as its benchmark index.

A ProFund VP may not:

(ii)	Make investments for the purpose of exercising control or management.

(iii)	Purchase or sell real estate.

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(iv)	Make loans to other persons, except that the acquisition of bonds, debentures or other corporate debt securities and investment in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances and repurchase agreements and purchase and sale contracts and any similar instruments shall not be deemed to be the making of a loan, and except further that the ProFund VP may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law and the guidelines set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time.

(v)	Issue senior securities to the extent such issuance would violate applicable law.

(vi)

Borrow money, except that the ProFund VP (i) may borrow from banks (as defined in the Investment Company Act of 1940) in amounts up to 33 1/3% of its total assets (including the amount borrowed), (ii) may, to the extent permitted by applicable law, borrow up to an additional 5% of its total assets for temporary purposes, (iii) may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities, (iv) may purchase securities on margin to the extent permitted by applicable law and (v) may enter into reverse repurchase agreements. A ProFund VP may not pledge its assets other than to secure such borrowings or, to the extent permitted by the investment policies of the ProFund VP as set forth in the Prospectus and this Statement of Additional Information, as they may be amended from time to time, in connection with hedging transactions, short sales, when-issued and forward commitment transactions and similar investment strategies.

(vii)	Underwrite securities of other issuers, except insofar as the ProFund VP technically may be deemed an underwriter under the Securities Act of 1933, as amended, in selling portfolio securities.

(viii)	Purchase or sell commodities or contracts on commodities, except to the extent the ProFund VP may do so in accordance with applicable law and the ProFund VP’s Prospectus and Statement of Additional Information, as they may be amended from time to time.

Subject to the foregoing, each ProFund VP may concentrate its investment in the securities of companies engaged in a single industry or group of industries to approximately the same extent as its benchmark index and in accordance with its investment objective and policies as disclosed in the Prospectus and Statement of Additional Information. For purposes of determining whether the ProFunds VP are concentrated in an industry or group of industries, the Trust uses the industry sub-group classifications provided by Bloomberg, L.P.

DETERMINATION OF NET ASSET VALUE

The net asset values of the shares of the ProFunds VP are determined as of the close of business of the New York Stock Exchange (“NYSE”) (ordinarily, 4:00 p.m. Eastern Time) on each day the New York Stock Exchange (“NYSE”) is open for business.

To the extent that portfolio securities of a ProFund VP are traded in other markets on days when the ProFund VP’s principal trading market(s) is closed, the value of a ProFund VP’s shares may be affected on days when investors do not have access to the ProFund VP to purchase or redeem shares. This may also be the case for each ProFund VP (other than ProFund VP U.S. Government Plus, ProFund VP Rising Rates Opportunity and ProFund VP Money Market) when foreign securities trade while ADRs are not trading due to markets being closed in the United States.

The net asset value per share of a ProFund VP serves as the basis for the purchase and redemption price of its shares. The net asset value per share of a ProFund VP is calculated by dividing the market value of the ProFund VP’s assets, less all liabilities attributed to the ProFund VP, by the number of outstanding shares of the ProFund VP. When a ProFund VP experiences net shareholder inflows, it generally records investment transactions on the business day after the transaction order is placed. When a ProFund VP experiences net shareholder outflows, it generally records investment transactions on the business day the transaction order is placed. This is intended to deal equitably with related transaction costs by having them borne in part by the investor generating those costs for the ProFund VP. ProFund VP Money Market’s net asset value per share will normally be $1.00. There is no assurance that the $1.00 net asset value will be maintained.

The securities in the portfolio of a non-money market ProFund VP, except as otherwise noted, that are listed or traded on a stock exchange or the NASDAQ or National Market System (“NMS”), are valued at the closing price, if available, on the exchange or market where the security is principally traded (including the NASDQ Official Closing Price for The National Association of Securities Dealers (“NASD”) traded securities). If there have been no sales for that day on the exchange or system where the security is principally traded, then the value may be determined with reference to the last sale price, or the closing price, if applicable, on any other exchange or system. If there have been no sales for that day on any exchange or system, a security may be valued at the mean between the closing bid and asked quotes on the exchange or system where the security is principally traded, or at the closing price, if applicable, or at such other price that the Advisor

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deems appropriate. Securities regularly traded in the OTC markets (for example, certain equity securities, fixed income securities, non-exchange-listed foreign securities and certain derivative instruments), including securities listed on an exchange but that are primarily traded OTC (other than those traded on the NASDAQ) are valued on the basis of the mean between the bid and asked quotes based upon quotes furnished by primary market makers for those instruments. Short-term debt securities maturing in sixty days or less are generally valued at amortized cost, which approximates market value.

Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the net asset value of a ProFund VP’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar (and, therefore, the net asset value of a ProFund VP that hold these securities) may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. In particular, calculation of the net asset value of a ProFund VP, may not take place contemporaneously with the determination of the prices of foreign securities used in net asset value calculations.

Futures contracts and options on securities, indices and futures contracts are generally valued at their last sale price prior to the time at which the net asset value per share of a ProFund VP is determined. If there is no sale on that day, exchange-traded options will be valued at the last bid quote, options traded in the OTC market will be valued at the average of the last bid quotes as obtained from two or more dealers (unless there is only one dealer, in which case that dealer’s quote is used), and futures contracts will be valued at their last sale price prior to that time at which the ProFund VP determines its net asset value unless there was no sale on that day, in which case the value of a futures contract purchased by a ProFund VP will be valued at the last bid quote (if purchased by a ProFund VP) or the last asked quote (if sold by a ProFund VP) prior to the time at which a ProFund VP calculates net asset value. Alternatively, fair valuation procedures as described below may be applied if deemed more appropriate. Routine valuation of certain derivatives is performed using procedures approved by the Board of Trustees.

When the Advisor determines that the price of a security is not readily available or deemed unreliable, it may, in good faith, establish a fair value for that security in accordance with procedures established by and under the general supervision and responsibility of the Board of Trustees. The use of a fair valuation method may be appropriate if, for example, market quotations do not accurately reflect fair value for an investment, an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (for example, a foreign exchange or market), a trading halt closes an exchange or market early, or other events result in an exchange or market delaying its normal close.

AMORTIZED COST VALUATION

ProFund VP Money Market will use the amortized cost method in valuing its portfolio securities, which does not take into account unrealized capital gains or losses. This method involves valuing each security held by ProFund VP Money Market at its cost at the time of its purchase and thereafter assuming a constant amortization to maturity of any discount or premium. Accordingly, immaterial fluctuations in the market value of the securities held by ProFund VP Money Market will not be reflected in ProFund VP Money Market’s net asset value. The Board of Trustees will monitor the valuation of assets using this method and will make such changes as it deems necessary to assure that the assets of ProFund VP Money Market are valued fairly in good faith.

ProFund VP Money Market’s use of the amortized cost method of valuing its securities is permitted by Rule 2a-7 under the 1940 Act. Under this rule, ProFund VP Money Market must maintain a dollar-weighted average portfolio maturity of 90 days or less, purchase only instruments having remaining maturities of 397 days or less and invest only in securities determined by or under the supervision of the Board of Trustees to be of high quality with minimal credit risks.

Pursuant to the rule, the Board of Trustees also has established procedures designed to stabilize, to the extent reasonably possible, the investors’ price per share as computed for the purpose of sales and redemptions at $1.00. These procedures include review ProFund VP Money Market’s holdings by the Board of Trustees, at such intervals as it deems appropriate, to determine whether the value of ProFund VP Money Market’s assets calculated by using available market quotations or market equivalents deviates from such valuation based on amortized cost.

The rule also provides that the extent of any deviation between the value of ProFund VP Money Market’s assets based on available market quotations or market equivalents and such valuation based on amortized cost must be examined by the Board of Trustees. In the event the Board of Trustees determines that a deviation exists that may result in material dilution or other unfair results to investors or existing shareholders, pursuant to the rule, the Board of Trustees must cause ProFund VP Money Market to take such corrective action as the Board of Trustees regards as necessary and appropriate, including: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends or paying distributions from capital or capital gains; redeeming shares in kind; or valuing ProFund VP Money Market’s assets by using available market quotations.

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PORTFOLIO TRANSACTIONS AND BROKERAGE

Subject to the general supervision by the Trustees, the Advisor is responsible for decisions to buy and sell securities for each of the ProFunds VP, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Advisor expects that the ProFunds VP may execute brokerage or other transactions through registered broker-dealers, for a commission, in conformity with the 1940 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), and the rules and regulations thereunder. Purchases from dealers serving as market makers may include a dealer’s mark-up or reflect a dealer’s mark-down. The Advisor may serve as an investment manager to a number of clients, including other investment companies, private accounts or funds. The Advisor may place a combined order for two or more accounts it manages, including a ProFund VP, engaged in the purchase or sale of the same security or instrument. It is the practice of the Advisor to cause purchase and sale transactions to be allocated among the ProFunds VP and others whose assets the Advisor manages in such manner as the Advisor deems equitable. The main factors considered by the Advisor in making such allocations among the ProFunds VP and other client accounts of the Advisor are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held, and the opinions of the person(s) responsible, if any, for managing the portfolios of the ProFunds VP and the other client accounts.

The policy of each ProFund VP regarding purchases and sales of securities for its portfolio is that primary consideration will be given to obtaining the most favorable prices and efficient executions of transactions. Consistent with this policy, when securities transactions are effected on a stock exchange, the policy of each ProFund VP is to pay commissions that are considered fair and reasonable without necessarily determining that the lowest possible commissions are paid in all circumstances. Each ProFund VP believes that a requirement always to seek the lowest possible commission cost could impede effective portfolio management and preclude the ProFund VP and the Advisor from obtaining a high quality of brokerage and research services. In seeking to determine the reasonableness of brokerage commissions paid in any transaction, the Advisor relies upon its experience and knowledge regarding commissions generally charged by various brokers and on its judgment in evaluating the brokerage and research services received from the broker effecting the transaction. Such determinations are necessarily subjective and imprecise, as in most cases an exact dollar value for those services is not ascertainable.

Purchases and sales of U.S. government securities are normally transacted through issuers, underwriters or major dealers in U.S. government securities acting as principals. Similarly, purchases and sales of securities on behalf of ProFund VP Money Market usually are principal transactions. Such transactions are made on a net basis and do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices.

In seeking to implement the policies of the ProFunds VP, the Advisor effects transactions with those brokers and dealers whom the Advisor believes provide the most favorable prices and are capable of providing efficient executions. If the Advisor believes such prices and executions are obtainable from more than one broker or dealer, the Advisor may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the ProFund VP or the Advisor. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities. If the broker-dealer providing these additional services is acting as a principal for its own account, no commissions would be payable. If the broker-dealer is not a principal, a higher commission may be justified, at the determination of the Advisor, for the additional services.

The information and services received by the Advisor from brokers and dealers may be of benefit to the Advisor in the management of accounts of some of the Advisor’s other clients and may not in all cases benefit a ProFund VP directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Advisor and thereby reduce the Advisor’s expenses, this information and these services are of indeterminable value and the management fee paid to the Advisor is not reduced by any amount that may be attributable to the value of such information and services.

For the fiscal years ended December 31, 2004, 2005 and 2006, each ProFund VP paid brokerage commissions in the following amounts:

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	2004	2005	2006
ProFund VP Bull	$230,438	$287,079	$170,845
ProFund VP Small-Cap	68,137	48,922	50,853
ProFund VP Dow 30	N/A	N/A	17,022
ProFund VP OTC	25,578	11,036	6,125
ProFund VP Large-Cap Value	18,646	188,105	156,981
ProFund VP Large-Cap Growth	6,415	122,332	76,008
ProFund VP Mid-Cap Value	631,934	1,000,838	313,128
ProFund VP Mid-Cap Growth	227,118	433,822	220,489
ProFund VP Small-Cap Value	616,117	527,426	193,917
ProFund VP Small-Cap Growth	332,294	365,277	212,752
ProFund VP Asia 30	164,694	120,637	135,001
ProFund VP Europe 30	177,151	107,742	87,237
ProFund VP Japan	48,439	40,347	39,470
ProFund VP UltraBull	217,453	202,722	252,110
ProFund VP UltraMid-Cap	123,058	224,331	239,048
ProFund VP UltraSmall-Cap	198,092	177,902	107,654
ProFund VP UltraOTC	51,168	32,013	49,979
ProFund VP Bear	49,666	25,966	16,232
ProFund VP Short Mid-Cap	601	7,622	6,646
ProFund VP Short Small-Cap	10,461	14,068	21,842
ProFund VP Short Dow 30	N/A	N/A	98
ProFund VP Short OTC	43,318	30,424	33,991
ProFund VP UltraShort Dow 30*	N/A	N/A	53
ProFund VP UltraShort OTC*	N/A	N/A	40
ProFund VP Banks	64,795	44,013	30,695
ProFund VP Basic Materials	115,089	108,061	64,348
ProFund VP Biotechnology	35,108	16,474	3,629
ProFund VP Consumer Goods	106,953	47,135	24,556
ProFund VP Consumer Services	42,695	47,549	16,835
ProFund VP Financials	80,548	44,264	41,165
ProFund VP Health Care	88,499	76,910	26,333
ProFund VP Industrials	68,546	41,676	55,175
ProFund VP Internet	18,774	21,965	4,476
ProFund VP Oil & Gas	210,724	200,671	101,079
ProFund VP Pharmaceuticals	62,990	63,185	52,835
ProFund VP Precious Metals	-0-	-0-	-0-
ProFund VP Real Estate	549,439	468,096	287,167
ProFund VP Semiconductor	83,048	37,155	16,244
ProFund VP Technology	47,879	27,303	13,970
ProFund VP Telecommunications	108,456	78,369	115,174
ProFund VP Utilities	175,839	163,352	86,161
ProFund VP U.S. Government Plus	9,483	3,223	12,746
ProFund VP Rising Rates Opportunity	24,285	11,662	6,848
ProFund VP Money Market	-0-	-0-	-0-

*	Funds commenced investment operations as of September 14, 2006

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

The nature of the ProFunds VP may cause the ProFunds VP to experience substantial differences in brokerage commissions from year to year. High portfolio turnover and correspondingly greater brokerage commissions, to a great extent, depend on the purchase, redemption, and exchange activity of the ProFunds VP investors.

In accordance with Rule 12b-1(h) under the 1940 Act, the Advisor will not enter into any agreement or other understanding – whether written or oral – under which brokerage transactions or remuneration are directed to a broker to pay for distribution of a ProFunds VP’s shares. Therefore, in selecting brokers to effect transactions in ProFunds VP portfolio securities, the Advisor may not consider the broker’s promotional or sales efforts.

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In accordance with Rule 12b-1(h), the Advisor may direct portfolio securities transactions to a broker to execute, clear or settle transactions in portfolio securities when such broker also promotes or sells shares issued by a ProFunds VP, because the ProFunds VP have implemented policies and procedures that are reasonably designed to prevent (i) the persons responsible for selecting broker-dealers to effect transactions in fund portfolio securities transactions from taking into account, in making those decisions, broker-dealers’ promotional or sales efforts and (ii) the ProFunds VP, the Advisor and the Distributor from entering into any agreement or other understanding under which the ProFunds VP direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of the fund shares.

The Trust is required to identify securities of its “regular brokers or dealers” held by a ProFund VP at the end of its most recently completed fiscal year. “Regular brokers or dealers” of the Trust are the ten brokers or dealers that, during the most recent fiscal year: (i) received the greatest dollar amount of brokerage commissions from the Trust’s portfolio transactions; (ii) engaged as principal in the largest dollar amount of portfolio transactions of the Trust; or (iii) sold the largest dollar amounts of the Trust’s shares. During the fiscal year ended December 31, 2006, the following ProFunds VP held securities of regular brokers or dealers to the Trust:

ProFund VP	Approximate Aggregate Value of Issuer’s Securities Owned by the ProFund VP during the fiscal year ended December 31, 2006	Name of Broker or Dealer
ProFund VP Bull	5,601,860 1,775,825 1,624,703 1,564,080 860,882	Citigroup, Inc. Morgan Stanley Dean Witter & Co. The Goldman Sachs Group, Inc. Merrill Lynch & Co., Inc. Lehman Brothers Holdings, Inc.

ProFund VP Dow 30	179,131	Citigroup, Inc.

ProFund VP Large-Cap Value	6,553,662 2,071,579 1,998,392 1,267,866 621,054	Citigroup, Inc. Morgan Stanley Dean Witter & Co. Merrill Lynch & Co., Inc. The Goldman Sachs Group, Inc. Lehman Brothers Holdings, Inc.

ProFund VP Large-Cap Growth	385,941 189,050	The Goldman Sachs Group, Inc. Lehman Brothers Holdings, Inc.

ProFund VP UltraBull	1,255,589 475,182 398,030 348,863 192,956	Citigroup, Inc. Merrill Lynch & Co., Inc. Morgan Stanley Dean Witter & Co. The Goldman Sachs Group, Inc. Lehman Brothers Holdings, Inc.

ProFund VP Banks	2,569,330	Citigroup, Inc.

ProFund VP Financials	4,358,803 1,299,583 1,240,016 1,180,551	Citigroup, Inc. Merrill Lynch & Co., Inc. Morgan Stanley Dean Witter & Co. The Goldman Sachs Group, Inc.

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MANAGEMENT OF PROFUNDS

Trustees and Officers

Board of Trustees

Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. The Trustees elect the officers of the Trust to actively supervise its day-to-day operations.

Trustees

Name, Address and Date of Birth	Position(s) Held with the Trust	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Operational Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee
Independent Trustees

Russell S. Reynolds, III c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 7/57	Trustee	Indefinite; October 1997 to present	Directorship Search Group, Inc. (Executive Recruitment): President (May 2004 to present); Managing Director (March 1993 to April 2004)	ProFunds (108); Access One Trust (3); and ProShares Trust (40)	Directorship Search Group, Inc.

Michael C. Wachs c/o ProFunds 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/61	Trustee	Indefinite; October 1997 to present	AMC Delancey Group, Inc. (Real Estate Development): Vice President (January 2001 to Present)	ProFunds (108); Access One Trust (3); and ProShares Trust (40)	AMC Delancey Group, Inc.

Interested Trustee

Michael L. Sapir* 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Trustee	Indefinite; April 1997 to present	Chairman and Chief Executive Officer of the Advisor (May 1997 to present); Chief Executive Officer of the Advisor (April 2005 to Present)	ProFunds (108); Access OneTrust (3); and ProShares Trust (40)	None

*	Mr. Sapir may be deemed to be an “interested person,” as defined by the 1940 Act, because of his employment with, and ownership interest in, the Advisor.
**	Funds that have not yet commenced operations are not included.

Executive Officers

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Michael L. Sapir 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 5/58	Chairman	Indefinite; April 1997 to present.	Chairman and Chief Executive Office of the Advisor (May 1997 to Present).

Louis M. Mayberg 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/62	President	Indefinite; February 2003 to present.	President of the Advisor (May 1997 to Present).

31

Name, Address and Date of Birth of Executive Officers	Position(s) Held with Registrant	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years
Steven G. Cravath 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 8/59	Chief Legal Officer and Secretary	Indefinite; June 2006 to present.	General Counsel of the Advisor since June 2006; Partner, Morrison & Foerster LLP (October 1992 to June 2006).

Victor M. Frye 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 10/58	Chief Compliance Officer	Indefinite; September 2004 to present.	Counsel and Chief Compliance Officer of the Advisor (October 2002 to present); Counsel, Compliance Officer and Assistant Secretary – Calvert Group, Ltd. (January 1999 to October 2002).

Stephenie E. Adams 7501 Wisconsin Avenue, Suite 1000 Bethesda, MD 20814 Birth Date: 4/69	Assistant Secretary	Indefinite; April 2006 to present.	Assistant Vice President, ProFund Advisors LLC, December 2002 to present; Not employed (November 2002); Vice President, FBR National Bank & Trust (May 2000 to October 2002); Vice President and Secretary of FBR Fund for Government Investors, FBR Fund for Tax-Free Investors, Inc., FBR American Gas Index Fund, Inc., and The FBR Rushmore Fund, Inc., (October 1995 to October 2002).

Patrick J. Keniston 100 Summer Street Suite 1500 Boston, MA 02110 Birth Date: 1/64	Assistant Secretary	Indefinite; December 2006 to present.	Counsel, BISYS Fund Services (March 2005 to present); Attorney, Citigroup Global Transaction Services (October 2001 to March 2005).

Troy A. Sheets 3435 Stelzer Road Columbus, OH 43219 Birth Date: 5/71	Treasurer	Indefinite; June 2002 to present.	BISYS Fund Services: Vice President of Fund Administration (April 2002 to present); KPMG LLP; Senior Manager (August 1993 to March 2002).

Martin R. Dean 3435 Stelzer Road Columbus, OH 43219 Birth Date: 11/63	Assistant Treasurer	Indefinite; March 2006 to present.	BISYS Fund Services: Vice President of Fund Administration (September 1998 to present).

Audit Committee

The Board of Trustees has an Audit Committee. The Audit Committee is composed entirely of Independent Trustees. Currently, the Audit Committee is composed of Messrs. Reynolds and Wachs. The Audit Committee makes recommendations to the full Board of Trustees with respect to the engagement of independent accountants and reviews with the independent accountants the plan and results of internal controls, audit engagement and matters having a material effect on the Trust’s financial operations. The Audit Committee held four (4) meetings during the fiscal year ended December 31, 2006.

Listed below for each Trustee is a dollar range of securities beneficially owned in the ProFunds VP, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2006.

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Name of Trustee	Dollar Range of Equity Securities in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Russell S. Reynolds, III	None	None
Michael C. Wachs	None	None

Interested Trustee
Michael L. Sapir	None	$10,001-$50,000

As of April 1, 2007, the Trustees and officers of the Trust, as a group, owned outstanding shares that entitled them to give voting instructions with respect to less than one percent of the shares of any class of any ProFund VP.

No independent Trustee (or an immediate family member thereof) has any share ownership in securities of the Advisor, the principal underwriter of the ProFunds VP, and any entity controlling, controlled by or under common control with the Advisor or principal underwriter of the ProFunds VP (not including registered investment companies) as of December 31, 2006.

No independent Trustee (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in the Advisor, the principal underwriter of the ProFunds VP, or any entity controlling, controlled by or under common control with the Advisor or the principal underwriter of the ProFunds VP (not including registered investment companies) during the two most recently completed calendar years.

No independent Trustee (or an immediate family member thereof) during the two most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; or (ii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

•	the Trust;

•	an officer of the Trust;

•

an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•

an officer of an investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same investment adviser or principal underwriter as the ProFunds VP or having an investment adviser or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Advisor or principal underwriter of the ProFunds VP;

•	the Advisor or the principal underwriter of the ProFunds VP;

•	an officer of the Advisor or the principal underwriter of the ProFunds VP;

•	a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP; or

•	an officer of a person directly or indirectly controlling, controlled by, or under common control with the Advisor or the principal underwriter of the ProFunds VP.

Trustee Compensation

The Trust, together with ProShares Trust and Access One Trust (other trusts in the Fund Complex advised by the Advisor or an affiliate) (collectively, the (“Trusts”)) pay each Independent Trustee compensation for his services as Trustee of the Trusts at the annual rate of $65,000. Independent Trustees also receive $3,000 for attending each regular quarterly in-person meeting of the Trusts, $3,000 for attending each special in-person meeting of the Trust and $1,000 for attending each telephonic meeting of the Trust, with the payment for any special or telephonic meetings spread across multiple Trusts to the extent that such meetings are joint. Trustees who are also officers or affiliated persons of the Advisor receive no remuneration from the Trust for their services as Trustees. The Trust’s officers, other than the Chief Compliance Officer, receive no compensation directly from the Trust for performing the duties of their offices.

33

For the fiscal year ended December 31, 2006, the Trust paid the following compensation to the Trustees of the Trust:

Name of Person, Position	Aggregate Compensation From Trust*	Pension or Retirement Benefits Accrued as Part of Trust Expenses**	Estimated Annual Benefits Upon Retirement	Total Compensation From Trust and Fund Complex Paid to Trustees
Independent Trustees
Russell S. Reynolds, III, Trustee	$45,045	$0	$0	$51,000
Michael C. Wachs, Trustee	$45,045	$0	$0	$51,000
Interested Trustee
Michael L. Sapir, Trustee and Chairman	$0	$0	$0	$0

*	Independent Trustee compensation for the fiscal year ended December 31, 2006 was calculated at the annual rate of $35,000. Trustees also received $1,500 for attending special meetings and $500 per telephonic meeting.
**	The Trust does not accrue pension or retirement benefits as part of ProFund VP expenses, and Trustees of the Trust are not entitled to benefits upon retirement from the Board of Trustees.

PROFUND ADVISORS LLC

Under an investment advisory agreement between the Trust, on behalf of each ProFund VP, and the Advisor dated October, 1997 and most recently amended and restated as of March 10, 2005 (the “Agreement” or “Advisory Agreement”), each ProFund VP, except ProFund VP U.S. Government Plus, pays the Advisor a fee at an annualized rate of 0.75% of its average daily net assets. ProFund VP U.S. Government Plus pay the Advisor a fee at an annualized rate of 0.50% of their average daily net assets. The Advisor manages the investment and the reinvestment of the assets of each of the ProFunds VP, in accordance with the investment objectives, policies, and limitations of the ProFund VP, subject to the general supervision and control of Trustees and the officers of the Trust. The Advisor bears all costs associated with providing these advisory services. The Advisor has managed the ProFunds VP since their inception and also manages other similar investment vehicles. The Advisor is a limited liability company whose members are Michael L. Sapir, Louis M. Mayberg and William E. Seale, Ph.D., who may be deemed to control the Advisor. The Advisor’s address is 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland 20814. The Advisor also serves as the investment advisor to each series of Access One Trust and ProShares Trust.

The Advisor may pay, out of its own assets and at no cost to the ProFunds VP, amounts to certain broker-dealers or other financial intermediaries in connection with the provision of administrative services and/or the distribution of a ProFund VP’s shares.

For the fiscal years ended December 31, 2004, 2005 and 2006, the Advisor was entitled to, and waived, advisory fees in the following amounts for each of the ProFunds VP:

The “Earned” columns in the table below include accounts due for investment advisory services provided during the specified fiscal year include accounts that the Advisor recouped pursuant to any applicable expense limitation agreements with the ProFunds.

ADVISORY FEES

FYE 12/31

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$2,141,117	—	$1,830,865	—	$1,610,758	—
ProFund VP Small-Cap	874,527	—	838,991	—	910,358	—
ProFund VP Dow 30	N/A	N/A	N/A	N/A	15,723	181
ProFund VP OTC	880,771	—	662,668	—	587,759	2,531
ProFund VP Large-Cap Value	9,312	621	285,720	5,212	663,016	—
ProFund VP Large-Cap Growth	3,280	3,280	229,608	—	504,149	—
ProFund VP Mid-Cap Value	656,968	—	864,533	—	691,761	22,745
ProFund VP Mid-Cap Growth	356,079	—	595,207	—	597,000	—
ProFund VP Small-Cap Value	754,063	—	598,863	—	565,554	3,401
ProFund VP Small-Cap Growth	822,424	—	1,049,119	—	821,621	—
ProFund VP Asia 30	282,889	—	352,164	—	772,786	—
ProFund VP Europe 30	940,777	—	819,666	—	988,745	—
ProFund VP Japan	231,891	—	304,161	—	590,348	3,858

34

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP UltraBull	608,427	—	554,442	—	439,148	—
ProFund VP UltraMid-Cap	371,068	—	536,657	—	612,418	—
ProFund VP UltraSmall-Cap	567,573	—	403,652	—	468,350	—
ProFund VP UltraOTC	748,037	—	681,165	—	540,077	—
ProFund VP Bear	470,813	—	506,963	—	390,566	—
ProFund VP Short Mid-Cap	355	355	27,362	8,326	55,770	5,698
ProFund VP Short Small-Cap	9,382	3,182	156,987	—	266,697	—
ProFund VP Short Dow 30	N/A	N/A	N/A	N/A	3,590	2,236
ProFund VP Short OTC	392,057	—	312,624	—	439,761	2,755
ProFund VP UltraShort Dow 30	N/A	N/A	N/A	N/A	409	409
ProFund VP UltraShort OTC	N/A	N/A	N/A	N/A	397	397
ProFund VP Banks	111,743	—	63,990	3,680	129,766	8,525
ProFund VP Basic Materials	169,991	—	176,220	—	229,965	3,583
ProFund VP Biotechnology	151,131	—	154,663	—	122,743	3,443
ProFund VP Consumer Goods	109,397	683	77,611	8,863	96,452	12,582
ProFund VP Consumer Services	37,072	9,211	40,579	22,487	42,884	20,730
ProFund VP Financials	214,830	—	183,324	—	290,264	12,772
ProFund VP Health Care	307,706	—	370,780	—	353,758	—
ProFund VP Industrials	84,239	1,372	65,103	13,586	124,040	16,066
ProFund VP Internet	143,869	—	121,588	—	86,745	6,676
ProFund VP Oil & Gas	582,401	—	1,138,227	—	1,168,808	51,943
ProFund VP Pharmaceuticals	82,790	—	91,980	—	159,978	2,207
ProFund VP Precious Metals	448,263	—	489,752	—	983,891	—
ProFund VP Real Estate	481,129	—	413,778	—	463,314	9,789
ProFund VP Semiconductor	80,060	1,155	83,712	—	71,940	4,080
ProFund VP Technology	183,318	—	134,303	—	138,508	9,033
ProFund VP Telecommunications	115,035	—	73,163	—	238,038	7,267
ProFund VP Utilities	268,132	—	703,040	—	615,926	19,948
ProFund VP U.S. Government Plus	221,154	—	303,112	—	340,245	—
ProFund VP Rising Rates Opportunity	1,284,114	—	1,269,619	—	1,162,512	—
ProFund VP Money Market	266,620	33,628	329,402	—	1,004,430	—

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

ProFund Advisors has contractually agreed to waive Investment Advisory and Management Services Fees and to reimburse certain other expenses to the extent Total Annual Operating Expenses, as a percentage of average daily net assets, exceed 1.33%, and 1.30% for ProFund VP U.S. Government Plus and ProFund VP Money Market, respectively, and 1.63% for all other ProFunds VP, through April 30, 2008. After such date, the expense limitation may be terminated or revised. Amounts waived or reimbursed in a particular fiscal year may be recouped by ProFund Advisors within three years of the waiver or reimbursement to the extent that recoupment will not cause the ProFund’s expenses to exceed any expense limitation in place at that time.

For the fiscal years ended December 31, 2004, 2005 and 2006, the Advisor recouped fee waivers/reimbursements from prior years in the following amounts for each of the ProFunds VP:

	2004 Recouped	2005 Recouped	2006 Recouped
ProFund VP Bull	$-0-	$-0-	$-0-
ProFund VP Small-Cap	-0-	-0-	-0-
ProFund VP Dow 30	N/A	N/A	-0-
ProFund VP OTC	27,011	-0-	-0-
ProFund VP Large-Cap Value	-0-	-0-	-0-
ProFund VP Large-Cap Growth	-0-	4,731	-0-
ProFund VP Mid-Cap Value	41,075	4,569	-0-
ProFund VP Mid-Cap Growth	21,484	7,401	-0-
ProFund VP Small-Cap Value	55,430	5,000	-0-
ProFund VP Small-Cap Growth	32,077	-0-	-0-

35

	2004 Recouped	2005 Recouped	2006 Recouped
ProFund VP Asia 30	2,486	-0-	-0-
ProFund VP Europe 30	21,392	-0-	-0-
ProFund VP Japan	2,285	-0-	-0-
ProFund VP UltraBull	30,394	23,162	6,749
ProFund VP UltraMid-Cap	30,109	19,198	-0-
ProFund VP UltraSmall-Cap	52,571	20,000	2,794
ProFund VP Short Dow 30	N/A	N/A	-0-
ProFund VP UltraOTC	47,426	5,792	14,677
ProFund VP UltraShort Dow 30	N/A	N/A	-0-
ProFund VP UltraShort OTC	N/A	N/A	-0-
ProFund VP Bear	25,151	9,561	-0-
ProFund VP Short Mid-Cap	-0-	-0-	-0-
ProFund VP Short Small-Cap	-0-	10,181	-0-
ProFund VP Short OTC	2,551	-0-	-0-
ProFund VP Banks	1,059	-0-	-0-
ProFund VP Basic Materials	12,226	-0-	-0-
ProFund VP Biotechnology	12,699	11,545	-0-
ProFund VP Consumer Goods	-0-	-0-	-0-
ProFund VP Consumer Services	-0-	-0-	-0-
ProFund VP Financials	22,697	6,000	-0-
ProFund VP Health Care	24,449	10,064	7,581
ProFund VP Industrials	-0-	-0-	-0-
ProFund VP Internet	7,977	1,800	-0-
ProFund VP Oil & Gas	38,528	11,928	-0-
ProFund VP Pharmaceuticals	5,186	2,858	-0-
ProFund VP Precious Metals	742	-0-	-0-
ProFund VP Real Estate	41,378	3,366	-0-
ProFund VP Semiconductor	-0-	-0-	-0-
ProFund VP Technology	16,690	-0-	-0-
ProFund VP Telecommunications	10,007	-0-	-0-
ProFund VP Utilities	26,401	24,895	-0-
ProFund VP U.S. Government Plus	5,184	-0-	-0-
ProFund VP Rising Rates Opportunity	7,932	-0-	-0-
ProFund VP Money Market	-0-	-0-	-0-

The Advisor, pursuant to a separate Management Services Agreement, performs certain client support and other administrative services on behalf of the ProFunds VP. These services include, in general, assists the Board of Trustees of the Trust in all aspects of the administration and operation of the ProFunds VP. Other duties and services performed by the Advisor under the Management Services Agreement include, but are not limited to, negotiating contractual agreements, recommending and monitoring service providers, preparing reports for the Board of Trustees regarding service providers and other matters requested by the Board, providing information to financial intermediaries, and making available employees of the Advisor to serve as officers and Trustees of the Trust.

The Board of Trustees reviews and approves the Management Services Agreement on an annual basis considering a variety of factors:

•	the fairness and reasonableness of the fees and the profitability of the Advisor’s relationship with the ProFunds VP,

•	the quality of the services provided,

•	the knowledge and expertise of the Advisor’s staff,

•	the Advisor’s overall reputation, resources and staffing, and

•	other factors deemed relevant at the time of approval for the Agreement.

For these services, the ProFunds VP pay to ProFunds Advisors a fee at the annual rate of 0.15% of its average daily net assets.

36

For the fiscal years ended December 31, 2004, 2005 and 2006, the Advisor was entitled to, and voluntarily waived, management services fees in the following amounts for each of the ProFunds VP:

MANAGEMENT SERVICES FEES

FYE 12/31

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$428,228	—	$366,175	—	$322,153	$70,049
ProFund VP Small-Cap	174,907	—	167,799	—	182,073	40,005
ProFund VP Dow 30	N/A	N/A	N/A	N/A	3,145	1,113
ProFund VP OTC	176,156	—	132,534	—	117,552	24,705
ProFund VP Large-Cap Value	1,862	124	57,144	1,043	132,604	31,864
ProFund VP Large-Cap Growth	656	656	45,922	—	100,830	21,782
ProFund VP Mid-Cap Value	131,395	—	172,907	—	138,353	37,567
ProFund VP Mid-Cap Growth	71,217	—	119,042	—	119,401	20,381
ProFund VP Small-Cap Value	150,814	—	119,773	—	113,111	24,751
ProFund VP Small-Cap Growth	164,486	—	209,825	—	164,325	23,709
ProFund VP Asia 30	56,578	—	70,433	—	154,558	34,907
ProFund VP Europe 30	188,157	—	163,934	—	197,750	42,506
ProFund VP Japan	46,379	—	60,832	—	118,070	22,976
ProFund VP UltraBull	121,687	—	110,889	—	87,830	19,915
ProFund VP UltraMid-Cap	74,214	—	107,332	—	122,484	24,338
ProFund VP UltraSmall-Cap	113,516	—	80,731	—	93,671	20,190
ProFund VP UltraOTC	149,609	—	136,234	—	108,016	21,714
ProFund VP Bear	94,164	—	101,393	—	78,114	18,360
ProFund VP Short Mid-Cap	71	71	5,472	1,665	11,154	5,264
ProFund VP Short Small-Cap	1,876	636	31,398	—	53,340	16,296
ProFund VP Short Dow 30	N/A	N/A	N/A	N/A	718	707
ProFund VP Short OTC	78,412	—	62,525	—	87,953	23,652
ProFund VP UltraShort Dow 30	N/A	N/A	N/A	N/A	82	82
ProFund VP UltraShort OTC	N/A	N/A	N/A	N/A	79	79
ProFund VP Banks	22,349	—	12,798	736	25,953	10,131
ProFund VP Basic Materials	33,999	—	35,244	—	45,993	11,410
ProFund VP Biotechnology	30,226	—	30,933	—	24,549	6,033
ProFund VP Consumer Goods	21,880	136	15,522	1,772	19,291	9,522
ProFund VP Consumer Services	7,415	1,842	8,116	4,498	8,577	7,569
ProFund VP Financials	42,966	—	36,665	—	58,053	17,941
ProFund VP Health Care	61,542	—	74,156	—	70,752	16,984
ProFund VP Industrials	16,848	274	13,021	2,718	24,808	10,683
ProFund VP Internet	28,774	—	24,318	—	17,349	5,541
ProFund VP Oil & Gas	116,481	—	227,647	—	233,763	60,089
ProFund VP Pharmaceuticals	16,558	—	18,396	—	31,996	9,200
ProFund VP Precious Metals	89,653	—	97,951	—	196,779	42,501
ProFund VP Real Estate	96,227	—	82,756	—	92,663	25,375
ProFund VP Semiconductor	16,012	231	16,742	—	14,388	4,019
ProFund VP Technology	36,664	—	26,861	—	27,702	9,273
ProFund VP Telecommunications	23,007	—	14,633	—	47,608	14,992
ProFund VP Utilities	53,627	—	140,609	—	123,186	37,383
ProFund VP U.S. Government Plus	66,347	—	90,934	—	102,074	22,202
ProFund VP Rising Rates Opportunity	256,825	—	253,925	—	232,504	51,552
ProFund VP Money Market	53,324	6,726	65,881	—	200,887	46,743

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

37

ProFund Advisors Portfolio Manager Compensation

ProFund Advisors believes that its compensation program is competitively positioned to attract and retain high-caliber investment professionals. The compensation package for portfolio managers consists of a fixed base salary, an annual incentive bonus opportunity and a competitive benefits package. A portfolio manager’s salary compensation is designed to be competitive with the marketplace and reflect a portfolio manager’s relative experience and contribution to the firm. Base salary compensation is reviewed and adjusted annually to reflect increases in the cost of living and market rates.

The annual incentive bonus opportunity provides cash bonuses based upon the firm’s overall performance and individual contributions. Principal consideration is given to appropriate risk management, teamwork and investment support activities in determining the annual bonus amount.

Portfolio managers are eligible to participate in the firm’s standard employee benefits programs, which include a competitive 401(k) retirement savings program with employer match, life insurance coverage, and health and welfare programs.

Material Conflicts of Interest

As shown below, portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. A portfolio manager must allocate time and investment strategies among investment company accounts, which may have varying objectives, benchmarks, time horizons, and fees.

In the course of providing advisory services, the Advisor may simultaneously recommend the sale of a particular security for one account while recommending the purchase of the same security for another account if such recommendations are consistent with each client’s investment strategies. The Advisor may recommend the purchase or sale of securities that may also be recommended by ProShare Advisors LLC, an affiliate of the Advisor that acts as investment adviser to certain proprietary exchange traded funds.

The Advisor, its affiliates and principals may trade for their own accounts. Consequently, non-customer and proprietary trades may be executed and cleared through any prime broker or other broker utilized by clients. It is possible that officers or employees of the Advisor may buy or sell securities or other instruments that the Advisor has recommended to, or purchased for, its clients and may engage in transactions for their own accounts in a manner that is inconsistent with the Advisor’s recommendations to a client. Personal securities transactions by employees may raise potential conflicts of interest when such persons trade in a security that is owned by, or considered for purchase or sale for, a client. The Advisor has adopted policies and procedures designed to detect and prevent such conflicts of interest and, when they do arise, to ensure that it effects transactions for clients in a manner that is consistent with its fiduciary duty to its clients and in accordance with applicable law.

Any Access Person of the Advisor may make security purchases, subject to the terms of the ProFund Advisors Code of Ethics, that is consistent with the requirements of Rule 17j-1 under the 1940 Act.

ProFund Advisors address potential conflicts of interest among investment company and other accounts through internal review procedures, oversight by directors, and through certain policies and procedures. ProFund Advisors has established policies and procedures to make fair and equitable allocations of purchases and sales of securities among the investment company and other accounts under its management. These allocation policies and procedures are designed to prevent intentional advantaging of any client at the expense of another client, including potential conflicts that arise when multiple investment companies and other accounts managed by ProFund Advisors and its affiliates make decisions regarding investment in the same securities.

It should be noted that each non-money market Fund is managed using what is commonly referred to as an index strategy in an attempt to simulate the daily movement of its benchmark. The use of such index strategies may reduce conflicts of interest compared to funds using non-index investment strategies.

Other Accounts Managed by Portfolio Managers

Portfolio managers are generally responsible for multiple investment company accounts and, in one case, a pooled investment vehicle. Certain inherent conflicts of interest arise from the fact that portfolio managers have responsibility for multiple accounts, including conflicts relating to the allocation of investment opportunities. Listed below for each portfolio manager are the number and type of accounts managed or overseen by each team on which each portfolio manager acts as of December 31, 2006, unless otherwise noted.

38

Name of Portfolio Manager	Number of Registered Investment Company Accounts (Total Assets)	Number of Other Pooled Investment Vehicles (Total Assets)	Number of Other Accounts (Total Assets)
William Seale	72		14
	$(6,344,208,752)	0	$(83,833,704)
George Foster	60		14
	$(4,175,326,389)	0	$(83,833,704)
Howard Rubin	26		14
	$(2,326,502,899)	0	$(83,833,704)
Elisa Petit	26
	$(2,326,502,899)	0	0
Erik Benke	24
	$(2,232,432,924)	0	0
Adam Croll	24
	$(2,232,432,924)	0	0
Rachel Ames	26
	$(2,326,502,899)	0	0
Ashwin Joshi	24
	$(2,232,432,924)	0	0
Hratch Najarian	28
	$(1,283,172,108)	0	0
Michael Sommer	28
	$(1,283,172,108)	0	0
Scott Hanson	28
	$(1,283,172,108)	0	0
Jeff Ploshnick	6
	$(565,651,382)	0	0
Ryan Dofflemeyer	6
	$(565,651,382)	0	0

Listed below for each portfolio manager is a dollar range of securities beneficially owned in the Funds managed by the portfolio manager, together with the aggregate dollar range of equity securities in all registered investment companies in the ProFunds family of investment companies as of December 31, 2006 or as otherwise noted.

Name of Portfolio Manager	Dollar Range of Equity Securities in the Funds Managed by the Portfolio Manager	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies in the ProFunds Family
William Seale	$0	$0
George Foster	$0	$0
Hratch Najarian	$0	$0
Michael Neches	$0	$0
Elisa Petit	$0	$0
Howard Rubin	$0	$0
Erik Benke	$0	$0
Adam Croll	$0	$0
Ryan Dofflemeyer	$0	$0
Rachel Ames	$0	$0
Ashwin Joshi	$0	$0
Scott Hanson	$0	$0
Jeffrey Ploshnick	$0	$0

CODES OF ETHICS

The Trust, the Advisor, and the Distributor each have adopted a code of ethics (each a “COE” and collectively, the “COEs”) as required by applicable law, which is designed to prevent affiliated persons of the Trust, the Advisor, and the Distributor from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be

39

acquired by the ProFunds VP. There can be no assurance that the COEs will be effective in preventing such activities. The COEs permit personnel subject to them to invest in securities, including securities that may be held or purchased by a ProFund VP; however, such transactions are reported on a regular basis. Advisor personnel subject to the Advisor’s COE are also required to report transactions in registered open-end investment companies advised or sub-advised by the Advisor. The COEs are on file with the SEC and are available to the public.

PROXY VOTING POLICY AND PROCEDURES

Background

The Board of Trustees has adopted policies and procedures with respect to voting proxies relating to portfolio securities of the ProFunds VP, pursuant to which the Board has delegated responsibility for voting such proxies to the Advisor subject to the Board’s continuing oversight.

Policies and Procedures

The Advisor’s proxy voting policies and procedures (the “Guidelines”) are designed to maximize shareholder value and protect shareowner interests when voting proxies. The Advisor’s Proxy Oversight Committee (the “Proxy Committee”) exercises and documents the Advisor’s responsibility with regard to voting of client proxies. The Proxy Committee is composed of representatives of the Advisor’s Compliance, Legal and Portfolio Management Departments, and chaired by the Advisor’s Chief Compliance Officer. The Proxy Committee reviews and monitors the effectiveness of the Guidelines.

To assist the Advisor in its responsibility for voting proxies and the overall proxy voting process, the Advisor has retained Institutional Shareholder Services (“ISS”) as an expert in the proxy voting and corporate governance area. ISS is an independent company that specializes in providing a variety of proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided by ISS include in-depth research, global issuer analysis, and voting recommendations as well as vote execution, reporting and record keeping. ISS issues quarterly reports for the Advisor to review to assure proxies are being voted properly. The Advisor and ISS also perform spot checks intra-quarter to match the voting activity with available shareholder meeting information. ISS’s management meets on a regular basis to discuss its approach to new developments and amendments to existing policies. Information on such developments or amendments in turn is provided to the Proxy Committee. The Proxy Committee reviews and, as necessary, may amend periodically the Guidelines to address new or revised proxy voting policies or procedures.

The Guidelines are maintained and implemented by ISS and are an extensive list of common proxy voting issues with recommended voting actions based on the overall goal of achieving maximum shareholder value and protection of shareholder interests. Generally, proxies are voted in accordance with the voting recommendations contained in the Guidelines. If necessary, the Advisor will be consulted by ISS on non-routine issues. Proxy issues identified in the Guidelines include but are not limited to:

•	Election of Directors—considering factors such as director qualifications, term of office, age limits.

•	Proxy Contests—considering factors such as voting for nominees in contested elections and reimbursement of expenses.

•	Election of Auditors—considering factors such as independence and reputation of the auditing firm.

•	Proxy Contest Defenses—considering factors such as board structure and cumulative voting.

•	Tender Offer Defenses—considering factors such as poison pills (stock purchase rights plans) and fair price provisions.

•	Miscellaneous Governance Issues—considering factors such as confidential voting and equal access.

•	Capital Structure—considering factors such as common stock authorization and stock distributions.

•	Executive and Director Compensation—considering factors such as performance goals and employee stock purchase plans.

•	State of Incorporation—considering factors such as state takeover statutes and voting on reincorporation proposals.

•	Mergers and Corporate Restructuring—considering factors such as spin-offs and asset sales.

•	Mutual Fund Proxy Voting—considering factors such as election of directors and proxy contests.

•	Consumer and Public Safety Issues—considering factors such as social and environmental issues as well as labor issues.

40

A full description of each Guideline and voting policy is maintained by the Advisor, and a complete copy of the Guidelines is available upon request.

Conflicts of Interest

From time to time, proxy issues may pose a material conflict of interest between the ProFund VP’s shareholders and the Advisor, the underwriter or any affiliates thereof. Due to the limited nature of the Advisor’s activities (e.g., no underwriting business, no publicly traded affiliates, no investment banking activities, and no research recommendations), conflicts of interest are likely to be infrequent. Nevertheless, it shall be the duty of the Proxy Committee to monitor for potential conflicts of interest. In the event a conflict of interest arises, the Advisor will direct ISS to use its independent judgment to vote affected proxies in accordance with approved guidelines. The Proxy Committee will disclose to the Board the voting issues that created the conflict of interest and the manner in which ISS voted such proxies.

Record of Proxy Voting

The Advisor, with the assistance of ISS, shall maintain for a period of at least five years a record of each proxy statement received and materials that were considered when the proxy was voted during the calendar year. Information on how a ProFund VP voted proxies relating to portfolio securities for the 12-month period ended June 30, 2006 is available (1) without charge, upon request, by calling the Advisor at 888-776-1972, (2) on the ProFunds web site, and (3) on the Securities and Exchange Commission’s website at http://www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

A complete schedule of each ProFund VP’s portfolio holdings as of the end of each fiscal quarter will be filed with the SEC (and publicly available) within 60 days of the end of each fiscal quarter. Portfolio holdings information may be made available prior to its public availability (“Non-Standard Disclosure”) as frequently as daily to ProFund Advisors LLC, BISYS Fund Services, UMB Bank, N.A., ProFunds Distributors, Inc. (collectively, the “Service Providers”) and as frequently as weekly to certain non-service providers (including rating agencies, consultants and other qualified financial professionals for such purposes as analyzing and ranking the ProFunds VP or performing due diligence and asset allocation). A recipient of Non-Standard Disclosure must sign a confidentiality agreement as required by applicable law in which the recipient agrees that the information will be kept confidential, be used only for a legitimate business purpose and not be used for trading. Recipients are required to have systems and procedures in place to ensure that the confidentiality agreement will be honored. Neither the ProFunds VP nor the Advisor may receive compensation or other consideration in connection with the disclosure of information about portfolio securities.

Non-Standard Disclosure may be authorized by the ProFunds VP’s Chief Compliance Officer (“CCO”) or, in his absence, any other authorized officer of the Trust if he determines that such disclosure is in the best interests of the Fund’s shareholders, no conflict exists between the interests of a ProFund VP’s shareholders and those of the Advisor or Distributor, such disclosure serves a legitimate business purpose, and measures discussed in the previous paragraph regarding confidentiality are satisfied. The length of lag between the date of the information and the date on which the information is disclosed shall be determined by the officer authorizing the disclosure. The Board of Trustees has adopted a Portfolio Holdings Disclosure Policy and will review the Policy annually. The CCO is responsible for ensuring that portfolio holdings disclosures are made in accordance with this Policy. As of the date of this SAI, no parties other than the Trust’s Service Providers receive non-standard disclosure.

ADMINISTRATOR, TRANSFER AGENT AND FUND ACCOUNTING AGENT

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (“BISYS”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an indirect wholly-owned subsidiary of The BISYS Group, Inc. and an affiliate of the Distributor. BISYS acts as Administrator to the ProFunds VP. The Administrator provides ProFunds VP with all required general administrative services, including, without limitation, office space, equipment, and personnel; clerical and general back office services; bookkeeping, internal accounting, and secretarial services; the determination of net asset values; and the preparation and filing of reports, registration statements, proxy statements, and all other materials required to be filed or furnished by ProFunds VP under federal and state securities laws. The Administrator also maintains the shareholder account records for ProFunds VP, distributes dividends and distributions payable by the ProFunds VP, and produces statements with respect to account activity for the ProFunds VP and their shareholders. The Administrator pays all fees and expenses that are directly related to the services provided by the Administrator to ProFunds VP; each ProFund VP reimburses the Administrator for all fees and expenses incurred by the Administrator which are not directly related to the services the Administrator provides to the ProFunds VP under the service agreement.

The Trust pays BISYS an annual fee for its services as Administrator based on the aggregate average net assets of all series of the Trust. This tiered fee ranges from 0.05% of the Trust’s average monthly net assets up to $2 billion to 0.005% of

41

the Trust’s average monthly net assets in excess of $10 billion on an annual basis and a base fee for each N-Q Filing. Administration fees include additional fees paid to BISYS by the Trust for support of the ProFunds’ Compliance Service Program.

For the fiscal years ended December 31, 2004, 2005 and 2006, BISYS, as Administrator was paid, and voluntarily waived, administration fees in the following amounts for each of the ProFunds VP:

	ADMINISTRATION FEES FYE 12/31
	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$94,380	—	$78,799	—	$66,210	—
ProFund VP Small-Cap	38,644	—	36,084	—	37,451	—
ProFund VP Dow 30	N/A	N/A	N/A	N/A	427	—
ProFund VP OTC	38,863	—	28,403	—	24,163	—
ProFund VP Large-Cap Value	232	—	12,148	—	27,320	—
ProFund VP Large-Cap Growth	97	—	9,651	—	20,771	—
ProFund VP Mid-Cap Value	28,979	—	37,243	—	28,390	—
ProFund VP Mid-Cap Growth	15,680	—	25,474	—	24,527	—
ProFund VP Small-Cap Value	33,160	—	25,837	—	23,206	—
ProFund VP Small-Cap Growth	35,939	—	44,771	—	33,754	—
ProFund VP Asia 30	12,520	—	15,067	—	31,675	—
ProFund VP Europe 30	41,566	—	35,194	—	40,650	—
ProFund VP Japan	10,275	—	12,833	—	24,223	—
ProFund VP UltraBull	26,861	—	23,923	—	18,056	117
ProFund VP UltraMid-Cap	16,303	—	22,958	—	25,135	120
ProFund VP UltraSmall-Cap	24,913	—	17,288	—	19,203	62
ProFund VP UltraOTC	33,261	—	29,245	—	22,195	9
ProFund VP Bear	20,957	—	21,837	—	16,198	128
ProFund VP Short Mid-Cap	—	—	1,024	—	2,355	—
ProFund VP Short Small-Cap	408	—	6,771	—	11,110	27
ProFund VP Short Dow 30	N/A	N/A	N/A	N/A	82	—
ProFund VP Short OTC	17,534	—	13,532	—	18,240	9
ProFund VP UltraShort Dow 30	N/A	N/A	N/A	N/A	3	—
ProFund VP UltraShort OTC	N/A	N/A	N/A	N/A	3	—
ProFund VP Banks	4,953	—	2,746	—	5,395	—
ProFund VP Basic Materials	7,501	—	7,597	—	9,425	—
ProFund VP Biotechnology	6,703	—	6,618	—	5,056	—
ProFund VP Consumer Goods	4,842	—	3,361	—	3,969	—
ProFund VP Consumer Services	1,631	—	1,753	—	1,756	—
ProFund VP Financials	9,524	—	7,835	—	11,893	—
ProFund VP Health Care	13,643	—	16,005	—	14,560	—
ProFund VP Industrials	3,709	—	2,803	—	5,091	—
ProFund VP Internet	6,303	—	5,155	—	3,567	81
ProFund VP Oil & Gas	25,759	—	48,840	—	48,100	—
ProFund VP Pharmaceuticals	3,665	—	3,987	—	6,626	—
ProFund VP Precious Metals	19,827	—	20,962	—	40,447	—
ProFund VP Real Estate	21,243	—	17,835	—	19,079	30
ProFund VP Semiconductor	3,542	—	3,574	—	2,971	—
ProFund VP Technology	8,108	—	5,757	—	5,692	—
ProFund VP Telecommunications	5,084	—	3,157	—	9,777	—

42

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Utilities	11,808	—	30,245	—	25,436	—
ProFund VP U.S. Government Plus	14,746	—	19,465	—	21,172	88
ProFund VP Rising Rates Opportunity	56,552	—	54,797	—	47,880	2
ProFund VP Money Market	11,855	—	14,106	—	41,343	1,275

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

BISYS Funds Services, Inc. (“BFSI”), 3435 Stelzer Road, Suite 1000, Columbus, Ohio 43219, is an affiliate of BISYS and the Distributor. BFSI acts as fund accounting agent for each series of the Trust. The Trust pays BFSI an annual base fee, plus asset based fees and reimbursement of certain expenses, for its services as fund accounting agent. The asset based tiered fees range from 0.10% of the Trust’s average monthly net assets up to $1 billion to 0.00375% of the Trust’s average monthly net assets in excess of $10 billion, on an annual basis.

For the fiscal years ended December 31, 2004, 2005 and 2006, BFSI, fund accounting agent, was paid fees in the following amounts for each of the ProFunds VP:

	FUND ACCOUNTING FEES FYE 12/31
	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Bull	$134,905	—	$116,494	—	$93,752	—
ProFund VP Small-Cap	55,365	—	58,235	—	56,749	—
ProFund VP Dow 30	N/A	N/A	N/A	N/A	728	—
ProFund VP OTC	55,617	—	42,089	—	33,683	—
ProFund VP Large-Cap Value	41,494	—	18,903	—	40,222	—
ProFund VP Large-Cap Growth	22,375	—	16,387	—	30,973	—
ProFund VP Mid-Cap Value	316	—	55,497	—	40,971	—
ProFund VP Mid-Cap Growth	129	—	37,770	—	35,451	—
ProFund VP Small-Cap Value	47,243	—	39,265	—	35,448	—
ProFund VP Small-Cap Growth	50,647	—	65,381	—	48,427	—
ProFund VP Asia 30	17,982	—	22,006	—	43,790	—
ProFund VP Europe 30	59,485	—	51,032	—	56,045	—
ProFund VP Japan	14,821	—	18,363	—	33,614	—
ProFund VP UltraBull	38,415	—	38,352	—	28,266	—
ProFund VP UltraMid-Cap	23,189	—	35,371	—	37,165	—
ProFund VP UltraSmall-Cap	35,344	—	29,242	—	29,743	—
ProFund VP UltraOTC	47,550	—	42,532	—	31,739	—
ProFund VP Bear	30,330	—	31,877	—	22,302	—
ProFund VP Short Mid-Cap	—	—	1,480	—	3,262	—
ProFund VP Short Small-Cap	576	—	9,965	—	15,483	—
ProFund VP Short Dow 30	N/A	N/A	N/A	N/A	108	—
ProFund VP Short OTC	25,588	—	19,641	—	25,360	—
ProFund VP UltraShort Dow 30	N/A	N/A	N/A	N/A	3	—
ProFund VP UltraShort OTC	N/A	N/A	N/A	N/A	3	—
ProFund VP Banks	7,117	—	4,696	—	8,202	—
ProFund VP Basic Materials	10,719	—	11,424	—	13,641	—
ProFund VP Biotechnology	9,662	—	9,548	—	7,259	—
ProFund VP Consumer Goods	6,990	—	5,952	—	6,491	—
ProFund VP Consumer Services	2,324	—	4,109	—	3,957	—
ProFund VP Financials	13,707	—	13,023	—	17,589	—
ProFund VP Health Care	19,679	—	24,447	—	21,019	—
ProFund VP Industrials	5,311	—	5,576	—	8,856	—
ProFund VP Internet	8,958	—	7,769	—	5,118	—
ProFund VP Oil & Gas	36,945	—	70,401	—	67,102	—
ProFund VP Pharmaceuticals	5,281	—	5,936	—	9,377	—
ProFund VP Precious Metals	28,446	—	29,934	—	55,656	—

43

	2004		2005		2006
	Earned	Waived	Earned	Waived	Earned	Waived
ProFund VP Real Estate	30,384	—	26,208	—	26,705	—
ProFund VP Semiconductor	5,079	—	5,588	—	4,566	—
ProFund VP Technology	11,633	—	9,665	—	8,864	—
ProFund VP Telecommunications	7,276	—	4,811	—	13,643	—
ProFund VP Utilities	16,800	—	43,989	—	35,712	—
ProFund VP U.S. Government Plus	21,286	—	28,125	—	28,542	—
ProFund VP Rising Rates Opportunity	80,915	—	79,790	—	66,664	—
ProFund VP Money Market	17,126	—	21,833	—	57,617	—

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

BFSI also acts as transfer agent for each series of the Trust, for which BFSI receives additional fees.

CUSTODIAN

UMB Bank, N.A. acts as custodian to the ProFunds VP. UMB Bank, N.A.’s address is 928 Grand Avenue, Kansas City, Missouri, 64106.

For each of the ProFunds VP, the custodian, among other things, maintains a custody account or accounts in the name of each ProFund VP; receives and delivers all assets for each ProFund VP upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of each ProFund VP and pays all expenses of the ProFunds VP. For its services, the custodian receives an asset-based fee and transaction charges.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP (“PwC”) serves as the Fund’s independent registered public accounting firm and provided audit services, tax return preparation and assistance, and consultation in connection with certain SEC filings. PwC’s address is 100 East Broad Street, Columbus, Ohio 43215.

LEGAL COUNSEL

Ropes & Gray LLP serves as counsel to the ProFunds VP. The firm’s address is One International Place, Boston, Massachusetts 02110-2624.

DISTRIBUTOR

ProFunds Distributors, Inc., an affiliate of BISYS, serves as the distributor and principal underwriter in all fifty states, the District of Columbia and Puerto Rico and offers shares of ProFunds VP on a continuous basis. Under the Amended and Restated Distribution Agreement dated July 1, 2006, for providing the distribution entity and infrastructure related platform the Distributor receives an annual fee of $150,000 allocated between the Trust and Access One Trust as mutually agreed. To the extent the Trusts cannot pay the Distributor such compensation and expense reimbursements in full pursuant to the Distribution Plan, it is contemplated that the Advisor, or an affiliate of the Adviser will pay any unpaid portion of such compensation and expense reimbursements to the Distributor. ProFunds Distributors, Inc.’s address is 3435 Stelzer Road, Columbus, Ohio 43219.

DISTRIBUTION (12b-1) PLAN

Pursuant to a 12b-1 Plan (“Distribution Plan”), the ProFunds VP may compensate financial intermediaries from their assets for services rendered and expenses borne in connection with activities primarily intended to result in the sale of shares of the ProFunds VP. It is anticipated that a portion of the amounts paid by the ProFunds VP will be used to defray various costs incurred in connection with the printing and mailing of prospectuses, statements of additional information, and any supplements thereto and shareholder reports, and holding seminars and sales meetings with wholesale and retail sales personnel designed to promote the distribution of the shares. The ProFunds VP also may reimburse or compensate financial intermediaries and third-party broker-dealers for their services in connection with the distribution of the shares of the ProFunds VP.

The Distribution Plan provides that the Trust, on behalf of each ProFund VP, will pay annually 0.25% of the average daily net assets of a ProFund VP in respect of activities primarily intended to result in the sale of its shares. Under the terms of the Distribution Plan and related agreements, each ProFund VP is authorized to make quarterly payments that may be used to compensate entities providing distribution services with respect to the shares of the ProFund VP for such entities’ fees or expenses incurred or paid in that regard.

44

The Distribution Plan is of a type known as a “compensation” plan because payments may be made for services rendered to the ProFunds VP regardless of the level of expenditures by the financial intermediaries. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Distribution Plan in connection with their annual consideration of the Distribution Plan’s renewal. Expenditures under the Distribution Plan may include, without limitation: (a) the printing and mailing of ProFunds VP prospectuses, statements of additional information, any supplements thereto and shareholder reports for prospective investors; (b) those relating to the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the ProFunds VP; (c) holding seminars and sales meetings designed to promote the distribution of the ProFunds VP shares; (d) obtaining information and providing explanations to wholesale and retail distributors of contracts regarding the investment objectives and policies and other information about the ProFunds VP, including the performance of the ProFunds VP; (e) training sales personnel regarding the ProFunds VP; and (f) financing any other activity that is primarily intended to result in the sale of shares of the ProFunds VP. In addition, a financial intermediary may enter into an agreement with the Trust under which it would be entitled to receive compensation for, among other things, making the ProFunds VP available to its contract owners as a funding vehicle for variable insurance contracts.

The Distribution Plan and any related agreement that is entered into by the Trust in connection with the Distribution Plan will continue from year-to-year only so long as continuance is specifically approved at least annually by a vote of a majority of the Board of Trustees, and of a majority of the Trustees who are not “interested persons” of the Trust and who have no financial interest in the operation of the Distribution Plan or any related agreement (the “Independent Trustees”), cast in person at a meeting called for the purpose of voting on the Distribution Plan or any related agreement, as applicable. In addition, the Distribution Plan and any related agreement may be terminated as to a ProFund VP at any time, without penalty, by vote of a majority of the outstanding shares of the ProFund VP or by vote of a majority of the Independent Trustees. The Distribution Plan also provides that it may not be amended to increase materially the amount (0.25% of average daily net assets annually) that may be spent for distribution of shares of the ProFund VP without the approval of shareholders of the ProFund VP.

For the fiscal year ended December 31, 2006, each ProFund VP listed below paid the following amount pursuant to the Distribution Plan for distribution services with respect to the shares of the ProFund VP:

	12b-1 Fees
Fund	Paid	Waived
ProFund VP Bull	$536,919	—
ProFund VP Small-Cap	303,453	—
ProFund VP Dow 30	5,241	—
ProFund VP OTC	195,920	—
ProFund VP Large-Cap Value	221,005	—
ProFund VP Large-Cap Growth	168,050	—
ProFund VP Mid-Cap Value	230,587	—
ProFund VP Mid-Cap Growth	199,000	—
ProFund VP Small-Cap Value	188,518	—
ProFund VP Small-Cap Growth	273,874	—
ProFund VP Asia 30	257,595	—
ProFund VP Europe 30	329,582	—
ProFund VP Japan	196,783	—
ProFund VP UltraBull	146,455	—
ProFund VP UltraMid-Cap	204,158	—
ProFund VP UltraSmall-Cap	156,136	—
ProFund VP UltraOTC	180,162	—
ProFund VP Bear	130,257	—
ProFund VP Short Mid-Cap	18,639	—
ProFund VP Short Small-Cap	88,903	—
ProFund VP Short Dow 30	1,197	—
ProFund VP Short OTC	146,672	—
ProFund VP UltraShort Dow 30	136	—
ProFund VP UltraShort OTC	132	—
ProFund VP Banks	43,255	—

45

Fund	Paid	Waived
ProFund VP Basic Materials	76,655	—
ProFund VP Biotechnology	40,914	—
ProFund VP Consumer Goods	32,151	—
ProFund VP Consumer Services	14,295	—
ProFund VP Financials	96,755	—
ProFund VP Health Care	117,919	—
ProFund VP Industrials	41,347	—
ProFund VP Internet	28,915	—
ProFund VP Oil & Gas	389,603	—
ProFund VP Pharmaceuticals	53,326	—
ProFund VP Precious Metals	327,964	—
ProFund VP Real Estate	154,438	—
ProFund VP Semiconductor	23,980	—
ProFund VP Technology	46,169	—
ProFund VP Telecommunications	79,346	—
ProFund VP Utilities	205,309	—
ProFund VP U.S. Government Plus	170,198	—
ProFund VP Rising Rates Opportunity	387,598	—
ProFund VP Money Market	336,860	—

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

ADMINISTRATIVE SERVICES

The Trust, on behalf of the ProFunds VP, may enter into administrative services agreements with insurance companies pursuant to which the insurance companies will provide administrative services with respect to the ProFunds VP. These services may include, but are not limited to: coordinating matters relating to the operation of an insurer’s separate account with the ProFunds VP, including necessary coordination with other service providers; coordinating the preparation of necessary documents to be submitted to regulatory authorities; providing assistance to variable contract owners who use or intend to use the ProFunds VP as funding vehicles for their variable contracts; coordinating with the Advisor regarding investment limitations and parameters to which the ProFunds VP are subject; generally assisting with compliance with applicable regulatory requirements, responding to ministerial inquiries concerning the ProFund VP’s investment objectives, investment programs, policies and performance; transmitting, on behalf of the ProFunds VP, proxy statements, annual reports, updated prospectuses, and other communications regarding the ProFunds VP; and providing any related services as the ProFunds VP or their investors may reasonably request. Because of the relatively higher volume of transactions in ProFunds VP, generally, ProFunds VP are authorized to pay higher administrative service fees than might be the case for more traditional mutual funds. To the extent any of these fees are paid by the ProFunds VP, they are included in the amount appearing opposite the caption “Other Expenses” under “Annual Fund Operating Expenses” in the expense tables contained in the Prospectus. In addition, the Advisor or Distributor may compensate such financial intermediaries or their agents directly or indirectly for such services.

Compensation paid by the Advisor or Distributor out of their own resources for such services is not reflected in the fees and expenses outlined in the fee table for each ProFund VP.

For these services, the Trust may pay each insurer a quarterly fee equal on an annual basis to up to 0.35% of the average daily net assets of each ProFund VP that are invested in such ProFund VP through the insurer’s separate account, or an annual fee that may vary depending upon the number of investors that utilize the ProFunds VP as the funding medium for their contracts. The insurance company may impose other account or service charges. See the prospectus for the separate account of the insurance company for additional information regarding such charges.

46

For the fiscal years ended December 31, 2004, 2005 and 2006, each ProFund VP listed below paid the following administrative services fees:

	ADMINISTRATIVE SERVICE FEES FYE 12/31
	2004	2005	2006
ProFund VP Bull	$1,204,825	$1,024,439	$767,251
ProFund VP Small-Cap	291,507	279,288	301,769
ProFund VP Dow 30	N/A	N/A	16
ProFund VP OTC	587,461	441,047	317,940
ProFund VP Large-Cap Value	2,081	186,471	340,662
ProFund VP Large-Cap Growth	935	149,769	268,986
ProFund VP Mid-Cap Value	438,306	575,971	372,498
ProFund VP Mid-Cap Growth	237,487	396,787	336,910
ProFund VP Small-Cap Value	497,456	393,029	299,422
ProFund VP Small-Cap Growth	546,954	686,891	468,841
ProFund VP Asia 30	188,196	226,622	383,650
ProFund VP Europe 30	539,745	461,609	468,004
ProFund VP Japan	154,582	202,876	328,988
ProFund VP UltraBull	357,359	322,040	188,046
ProFund VP UltraMid-Cap	234,834	351,643	324,469
ProFund VP UltraSmall-Cap	361,588	259,842	224,279
ProFund VP UltraOTC	491,262	446,704	274,815
ProFund VP Bear	306,066	333,722	199,001
ProFund VP Short Mid-Cap	189	17,696	26,769
ProFund VP Short Small-Cap	1,584	102,670	119,472
ProFund VP Short Dow 30	N/A	N/A	—
ProFund VP Short OTC	255,216	203,615	218,600
ProFund VP UltraShort Dow 30	N/A	N/A	—
ProFund VP UltraShort OTC	N/A	N/A	—
ProFund VP Banks	74,348	42,623	65,217
ProFund VP Basic Materials	113,082	117,331	122,983
ProFund VP Biotechnology	100,835	103,090	67,622
ProFund VP Consumer Goods	72,955	51,717	48,532
ProFund VP Consumer Services	24,733	27,019	21,694
ProFund VP Financials	121,999	104,914	139,370
ProFund VP Health Care	186,443	228,476	172,922
ProFund VP Industrials	56,183	43,402	67,865
ProFund VP Internet	95,835	81,056	48,643
ProFund VP Oil & Gas	387,576	758,620	628,468
ProFund VP Pharmaceuticals	55,129	61,197	81,510
ProFund VP Precious Metals	298,827	326,409	527,458
ProFund VP Real Estate	314,675	273,790	242,159
ProFund VP Semiconductor	53,397	55,813	40,569
ProFund VP Technology	94,415	71,088	61,082
ProFund VP Telecommunications	76,417	48,664	121,767
ProFund VP Utilities	178,342	468,592	320,860
ProFund VP U.S. Government Plus	220,170	296,076	240,442
ProFund VP Rising Rates Opportunity	699,790	659,132	484,163
ProFund VP Money Market	2,889	3,772	21,754

Any ProFund VP not appearing in the chart above had not commenced operations as of December 31, 2006.

COSTS AND EXPENSES

Each ProFund VP bears all expenses of its operations other than those assumed by the Advisor or the Administrator. ProFund VP expenses include, without limitation: the investment advisory fee; the management services fee; administrative and transfer agency and shareholder servicing fees; custodian and accounting fees and expenses; brokerage and transaction fees; legal and auditing fees; securities valuation expenses; fidelity bonds and other insurance premiums; expenses of preparing and printing prospectuses, confirmations, proxy statements, and shareholder reports and notices; registration fees and expenses; proxy and annual meeting expenses, if any; all Federal, state, and local taxes (including, without limitation, stamp, excise, income, and franchise taxes); organizational costs; and independent Trustees’ fees and expenses.

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ORGANIZATION AND DESCRIPTION OF SHARES OF BENEFICIAL INTEREST

The Trust is a registered open-end investment company under the 1940 Act. The Trust was organized as a Delaware statutory trust on April 17, 1997, and has authorized capital of unlimited shares of beneficial interest of no par value which may be issued in more than one class or series. Currently, the Trust consists of multiple separately managed series. Other separate series may be added in the future.

All shares of the ProFunds VP are freely transferable. Trust shares do not have preemptive rights or cumulative voting rights, and none of the shares have any preference to conversion, exchange, dividends, retirements, liquidation, redemption, or any other feature. Trust shares have equal voting rights, except that, in a matter affecting a particular series or class of shares, only shares of that series or class may be entitled to vote on the matter.

Under Delaware law, the Trust is not required to hold an annual shareholders meeting if the 1940 Act does not require such a meeting. Generally, there will not be annual meetings of Trust shareholders. Trust shareholders may remove Trustees from office by votes cast at a meeting of Trust shareholders or by written consent. If requested by shareholders of at least 10% of the outstanding shares of the Trust, the Trust will call a meeting of ProFund VP’s shareholders for the purpose of voting upon the question of removal of a Trustee of the Trust and will assist in communications with other Trust shareholders.

The Declaration of Trust of the Trust disclaims liability of the shareholders or the officers of the Trust for acts or obligations of the Trust which are binding only on the assets and property of the Trust. The Declaration of Trust provides for indemnification of the Trust’s property for all loss and expense of any ProFund VP’s shareholder held personally liable for the obligations of the Trust. The risk of a Trust shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the ProFunds VP itself would not be able to meet the Trust’s obligations and this risk, thus, should be considered remote.

If a ProFund VP does not grow to a size to permit it to be economically viable, the ProFund VP may cease operations. In such an event, investors may be required to liquidate or transfer their investments at an inopportune time.

CAPITALIZATION

As of April 3, 2007, no person owned of record, or to the knowledge of management, beneficially owned, five percent or more of the outstanding shares of a ProFund VP except as set forth below (ProFunds VP are listed in alphabetical order):

Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP MONEY MARKET	SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	60,789,048	38.40%

	CANADA LIFE INS CO OF AMERICA 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	50,231,461	31.71%

	MIDLAND NATIONAL LIFE INSURANCE COMPANY PO BOX 79907 DES MOINES IA 503250997	20,663,026	13.04%

	AMERITAS VARIABLE LIFE INSURANCE COMPANY 5900 ‘O’ STREET LINCOLN NE 68510	14,153,966	8.93%

	WRL ASSURANCE CO OF OH ANNUITY ACCT 4333 EDGEWOOD RD NE CEDAR RAPIDS IA 52499	9,698,943	6.12%

PROFUND VP BULL	AMERICAN SKANDIA LIFE ASSURANCE CORP PO BOX 883 ONE CORPORATE DRIVE SHELTON CT 064840883	34,212,334

	ING USA ANNUITY AND LIFE INSURANCE CO 1475 DUNWOODY DR W CHESTER PA 19380	1,662,396	65.33%

PROFUND VP ULTRABULL	AMERICAN SKANDIA LIFE ASSURANCE CORP PO BOX 883 ONE CORPORATE DRIVE SHELTON CT 064840883	2,583,032	31.74%

	MONY LIFE INSURANCE COMPANY OF AMERICA 1740 BROADWAY MD NEW YORK NY 10019	321,150

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Fund/Class		No. of Shares	Percent of the Class Total Assets Held by the Shareholder
PROFUND VP BEAR	AMERICAN SKANDIA LIFE ASSURANCE CORP PO BOX 883 ONE CORPORATE DRIVE SHELTON CT 064840883	1,659,699	85.59%

PROFUND VP ULTRAOTC	AMERICAN SKANDIA LIFE ASSURANCE CORP PO BOX 883 ONE CORPORATE DRIVE SHELTON CT 064840883	2,279,184	10.64%

PROFUND VP MONEY MARKET	SUN LIFE ASSURANCE COMPANY OF CANADA-US ONE SUN LIFE EXECUTIVE PARK WELLESLEY HILLS MA 02481	60,789,048	97.64%

	CANADA LIFE INS CO OF AMERICA 8515 E ORCHARD ROAD 2T2 GREENWOOD VILLAGE CO 80111	50,231,461	99.76%

A shareholder who beneficially owns, directly or indirectly, more than 25% of the voting securities of a ProFund VP may be deemed a “control person” (as defined in the 1940 Act) of the ProFund VP and may be able to determine the outcome of any matter submitted for shareholder consideration with respect to that ProFund VP.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning the ProFunds VP and the purchase, ownership, and disposition of ProFund VP shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances, nor to certain types of shareholders subject to special treatment under the federal income tax laws (for example, banks and life insurance companies). This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of ProFund VP shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

Taxation of the shareholders. Pursuant to the requirements of Section 817 of the Code, the only shareholders of each ProFund VP will be either (i) participating insurance companies and their separate accounts that fund variable annuity contracts (“VA Contracts”), variable life insurance policies (“VLI Policies”) or other variable insurance contracts, or (ii) qualified pension or retirement plans. Under current law, the shareholders that are life insurance company “segregated asset accounts” will not be subject to income tax currently on income from the ProFund VP to the extent such income is applied to increase the values of VA Contracts and VLI Policies. The qualified pension or retirement plans qualify separately for exemption from tax on such income.

The discussion below is generally based on the assumption that the shares of each ProFund VP will be respected as owned by insurance company separate accounts and qualified pension or retirement plans. If this is not the case, the person or persons determined to own the ProFund VP shares will be currently taxed on ProFund VP distributions, and on the proceeds of any redemption of ProFund VP shares, under the Code rules.

For information concerning the federal income tax consequences to a holder of a variable contract, refer to the prospectus for the particular contract. Because insurance companies (and certain other investors) will be the only shareholders of a ProFund VP, no attempt is made here to particularly describe the tax aspects of an investment in such a ProFund VP.

Taxation of the Fund. Each of the ProFunds VP intends to be taxed each year as a regulated investment company (a “RIC”) under Subchapter M of the Code. A RIC generally is not subject to federal income tax on income and gains distributed in a timely manner to its shareholders. Accordingly, each ProFund VP generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from (i) dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities or currencies (“Qualifying Income”), and (ii) net income derived from interests in “qualified publicly traded partnerships” (as defined below); and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the market value of the assets of the ProFund VP is represented by cash, U.S. government securities, the securities of other regulated investment companies and other securities, limited in respect of any one issuer, to an amount not greater than 5% of the value of the total assets of the ProFund VP and not more than 10% of the outstanding

49

voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in (x) the securities (other than those of the U.S. Government or the regulated investment companies) of any one issuer or of two or more issuers which such ProFund VP controls and which are engaged in the same, similar, or related trades or businesses, or (y) the securities of one or more qualified publicly traded partnerships (as defined below). In the case of each ProFund VP’s investments in loan participations, such ProFund VP shall treat a financial intermediary as an issuer for the purposes of meeting this diversification requirement.

In general, for purposes of the 90% gross income requirement described in (a) in the paragraph above, income derived from a partnership will be treated as Qualifying Income only to the extent such income is attributable to items of income of the partnership which would be Qualifying Income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (defined as a partnership (i) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof and (ii) that derives less than 90% of its income from the Qualifying Income described in (a) in the paragraph above) will be treated as Qualifying Income. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do not apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership. Finally, for purposes of (b) in the paragraph above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.

As a RIC, a ProFund VP generally will not be subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of the ProFund VP’s investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid – generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt income for the taxable year is distributed. Each ProFund VP intends to distribute substantially all of such income.

If a ProFund VP failed to qualify for treatment as a RIC for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders and (2) each insurance company separate account invested in the ProFund VP would fail to satisfy the diversification requirements described above, with the result that the Contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary income. In addition, the ProFund VP could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a RIC.

Some ProFunds VP may invest in real estate investment trusts (“REITs”), including those that may hold residual interests in real estate mortgage investment conduits (“REMICs”) and equity interests in REITs constituting or owning taxable mortgage pools (“TMPs”). Under a notice issued by the Internal Revenue Service (“IRS”) and Treasury regulations that have yet to be issued, but may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or its equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be taxed currently for purposes of United States federal income tax. The notice specifically provides, and the regulations are expected to provide, that in the case of a RIC, such as each of the ProFunds VP, excess inclusion income will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders. Thus, excess inclusion income will not qualify under deferral provisions or an exemption from tax generally available under the provisions applicable to life insurance company separate accounts or qualified retirement plans, respectively.

If a ProFund were to fail to qualify as a regulated investment company in any year, then the ProFund would be subject to federal income tax on its net income and capital gains at regular corporate income tax rates (without a deduction for distributions to shareholders) and other adverse consequences as described above.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the ProFund VP level. The excise tax generally is inapplicable to any regulated investment company whose sole shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.

Each ProFund VP also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the ProFunds VP by the 1940 Act (in the case of ProFund VP Money Market) and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and those regulations treat the assets of a ProFund VP as assets of the related separate account, these regulations are imposed on the assets of the ProFund VP. Specifically, the regulations provide that, after a one year start-up period or except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of the ProFund VP may be represented by

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any one investment, no more than 70% by any two investments, no more than 80% by any three investments and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. Government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. Government securities and securities of other regulated investment companies. Failure by a ProFund VP to both qualify as a RIC and satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.

The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. A contract holders’ control of the investments of the separate accounts in this case is similar to, but different in certain respects from, those described by the IRS in rulings. Most, although not necessarily all, ProFunds VP are not materially narrower in focus than the investment strategies described in more recent IRS rulings in which strategies, such as large company stocks, energy stocks, international stocks, small company stocks, mortgage-based securities, telecommunications stocks, energy stocks, and financial services stocks, were held not to constitute sufficient control over individual investment decisions so as to cause ownership of such investments to be attributable to contract owners. The Regulations proposed by the Treasury Department in 2004 relating to §817(h) and current published IRS guidance do not directly speak to the strategies such as those reflected in ProFunds VP described above. However, the IRS and the Treasury Department may in the future provide further guidance as to what it deems to constitute an impermissible level of “investor control” over a separate account’s investments in funds such as ProFunds VP, and such guidance could affect the treatment of the ProFunds VP described herein, including retroactively.

In the event that additional rules or regulations are adopted, there can be no assurance that a ProFund VP will be able to operate as currently described, or that such ProFund VP will not have to change its investment objective or investment policies. A ProFund VP’s investment objective and investment policies may be modified as necessary to prevent any such prospective rules and regulations from causing variable contract owners to be considered the owners of the shares of the ProFund VP.

Under Treasury Regulations, if a shareholder recognizes a loss on a disposition of a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (including, for example, an insurance company holding separate account), the shareholder must file with the Internal Revenue Service a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. This filing requirement applies even though, as a practical matter, any such loss would not, for example, reduce the taxable income of an insurance company. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies.

PERFORMANCE INFORMATION

TOTAL RETURN CALCULATIONS

From time to time, each of the ProFunds VP may advertise its total return for prior periods. Any such advertisement would include at least average annual total return quotations for one, five, and ten-year periods, or for the life of the ProFund VP. Other total return quotations, aggregate or average, over other time periods for the ProFund VP also may be included.

The total return of a ProFund VP for a particular period represents the increase (or decrease) in the value of a hypothetical investment in the ProFund VP from the beginning to the end of the period. Total return is calculated by subtracting the value of the initial investment from the ending value and showing the difference as a percentage of the initial investment; this calculation assumes that the initial investment is made at the current net asset value and that all income dividends or capital gains distributions during the period are reinvested in shares of the ProFund VP at net asset value. Total return is based on historical earnings and net asset value fluctuations and is not intended to indicate future performance. No adjustments are made to reflect any income taxes payable by shareholders on dividends and distributions paid by the ProFund VP.

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Average annual total return quotations for periods in excess of one year are computed by finding the average annual compounded rate of return over the period that would equal the initial amount invested to the ending redeemable value.

Performance data represents past performance and is not an indication of future results. Because of ongoing market volatility, the performance of a ProFund VP may be subject to substantial short-term changes.

YIELD CALCULATIONS

From time to time, ProFund VP Money Market may advertise its “yield” and “effective yield.” Both yield figures are based on historical earnings and are not intended to indicate future performance. The “yield” of ProFund VP Money Market refers to the income generated by an investment in ProFund VP Money Market over a seven-day period (which period will be stated in the advertisement). This income is then “annualized.” That is, the amount of income generated by the investment during that week is assumed to be generated each week over a 52-week period and is shown as a percentage of the investment. The “effective yield” is calculated similarly, but, when annualized, the income earned by an investment in ProFund VP Money Market is assumed to be reinvested. The “effective yield” will be slightly higher than the “yield” because of the compounding effect of this assumed reinvestment.

Since yield fluctuates, yield data cannot necessarily be used to compare an investment in ProFund VP Money Market’s shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders of ProFund VP Money Market should remember that yield generally is a function of the kind and quality of the instrument held in portfolio, portfolio maturity, operating expenses, and market conditions.

COMPARISONS OF INVESTMENT PERFORMANCE

Performance of a ProFund VP may be compared in publications to the performance of various indices and investments for which reliable performance data is available. The performance of a ProFund VP may be compared in publications to averages, performance rankings, or other information prepared by recognized mutual fund statistical services. In conjunction with performance reports, promotional literature, and/or analyses of shareholder service for a ProFund VP, comparisons of the performance information of the ProFund VP for a given period to the performance of recognized, unmanaged indexes for the same period may be made. Such indexes include, but are not limited to, ones provided by Dow Jones & Company, Standard & Poor’s Corporation, Lipper Analytical Services, Inc., Shearson Lehman Brothers, the National Association of Securities Dealers, Inc., The Frank Russell Company, Value Line Investment Survey, the American Stock Exchange, the Philadelphia Stock Exchange, Morgan Stanley Capital International, Wilshire Associates, the Financial Times-Stock Exchange, the Board of Trade of the City of New York, Inc., the Nikkei Stock Average and Deutsche Aktien Index, all of which are unmanaged market indicators. Such comparisons can be a useful measure of the quality of a ProFund VP’s investment performance. In particular, performance information for the ProFunds VP may be compared to various unmanaged indexes, including, but not limited to, the S&P 500 Index, the Dow Jones Industrial Average, the Dow Jones U.S. Index, the Russell 2000 Index and the NASDAQ-100 Index®, among others.

In addition, rankings, ratings, and comparisons of investment performance and/or assessments of the quality of shareholder service appearing in publications such as Money, Forbes, Kiplinger’s Magazine, Personal Investor, Morningstar, Inc., and similar sources which utilize information compiled (i) internally, (ii) by Lipper Analytical Services, Inc. (“Lipper”), or (iii) by other recognized analytical services, may be used in sales literature. The total return of each non-money market ProFund VP also may be compared to the performances of broad groups of comparable mutual funds with similar investment goals, as such performance is tracked and published by such independent organizations as Lipper and CDA Investment Technologies, Inc., among others. In addition, the broad-based Lipper groupings may be used for comparison to any of the ProFunds VP.

Further information about the performance of the ProFunds VP will be contained in the ProFunds’ VP annual and semi-annual reports to shareholders, which may be obtained without charge by writing to the ProFunds VP at the address or telephoning the ProFunds VP at the telephone number set forth on the cover page of this SAI.

Other Information

The ProFunds VP are not sponsored, endorsed, sold, or promoted by Standard & Poor’s, NASDAQ, the Philadelphia Stock Exchange, the Frank Russell Company or Dow Jones, and neither Standard & Poor’s, NASDAQ, the Philadelphia Stock Exchange nor the Frank Russell Company make any representations regarding the advisability of investing in securities

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generally or in the ProFunds VP particularly or in the ability of any of the indices related to such companies, as set forth below (the “Indices”), to track general stock market performance. “Standard & Poor’s®,” “S&P®,” “S&P 500®,” “Standard & Poor’s 500®,” “500®,” “S&P MidCap 400,” Standard & Poor’s Mid-Cap 400,” “S&P Small-Cap 600,” “Standard & Poor’s Small-Cap 600,” “S&P 500/Citigroup Value Index,” “S&P 500/Citigroup Growth Index,” “S&P Mid-Cap 400/Citigroup Growth Index,” “S&P Mid-Cap 400/Citigroup Value Index,” “S&P Small-Cap 600/Citigroup Growth Index,” and “S&P Small-Cap 600/Citigroup Value Index” are trademarks of The McGraw-Hill Companies, Inc. and Citigroup Global Markets, Inc., “New York Board of Trade®”, “NYBOT”, “The U.S. Dollar Index®” and “USDX®” are trademarks or service marks of the Board of Trade of the City of New York, Inc. and have been licensed for use by ProFunds. “Russell 2000® Index” is a trademark of the Frank Russell Company. “NASDAQ-100 Index®” is a trademark of the NASDAQ Stock Markets, Inc. (“NASDAQ”). “Philadelphia Stock ExchangeTM Gold/Silver SectorSM Index” is a service mark of the Philadelphia Stock Exchange. “Dow Jones, “Dow 30,” “Dow Jones Industrial Average,” “DJIA,” and the name of each Dow Jones U.S. index are service marks of Dow Jones & Company, Inc.

An index provider’s only relationship to the ProFunds VP, as series of ProFunds is the licensing of certain trademarks and trade names. The index providers have no obligation to take the needs of the ProFunds VP or owners of the shares of the ProFunds VP into consideration in determining, composing or calculating the Indices. The index providers are not responsible for and have not participated in the determination or calculation of the equation by which the shares of ProFunds VP are to be converted into cash. The index providers have no obligation or liability in connection with the administration, marketing or trading of ProFunds VP.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTIBILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX® OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

“Dow Jones” and the name of each Dow Jones indexes are service marks of Dow Jones & Company, Inc.

Dow Jones does not:

•	Sponsor, endorse, sell or promote the ProFund VP Dow 30 or Sector ProFunds VP (together, the “ProFunds”).

•	Recommend that any person invest in the ProFunds VP or any other securities.

•	Have any responsibility or liability for or make any decisions about timing, amount or pricing of the ProFunds VP.

•	Have any responsibility or liability for the administration, management or marketing of the ProFunds VP.

•	Consider the needs of the ProFunds VP or investors in the ProFunds VP in determining, composing or calculating their indices or have any obligation to do so.

Dow Jones will not have any liability in connection with the ProFunds VP. Specifically, Dow Jones does not make any warranty, express or implied, and Dow Jones disclaims any warranty about:

•

The results to be obtained by the ProFunds VP, investors in the ProFunds VP or any other person in connection with the use of the Dow Jones sector indices, the DJIA and the data included in such indices;

•	The accuracy or completeness of the Dow Jones sector indices, the DJIA and their data; or

•	The merchantability and the fitness for a particular purpose or use of the Dow Jones sector indices, the DJIA and their data.

Dow Jones will have no liability for any errors, omission or interruptions in the Dow Jones sector indices, the DJIA or their data.

Under no circumstances will Dow Jones be liable for any lost profits or indirect, punitive, special or consequential damages or losses, even if Dow Jones knows that they might occur.

The licensing agreement between ProFunds and Dow Jones is solely for their benefit and not for the benefit of the investors in the ProFunds VP or any other third parties.

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FINANCIAL STATEMENTS

The Report of Independent Registered Public Accounting Firm and Financial Statements of the ProFunds VP for the fiscal year ended December 31, 2006 are incorporated herein by reference to the respective Annual Report of the ProFunds VP, such Financial Statements having been audited by PricewaterhouseCoopers LLP, the Trust’s independent registered public accounting firm, and are so included and incorporated by reference in reliance upon the report of said firm, which report is given upon their authority as experts in auditing and accounting. Copies of such Annual Report are available without charge upon request by writing to ProFunds, 3435 Stelzer Road, Columbus, Ohio 43219 or telephoning (888) 776-3637.

NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATIONS NOT CONTAINED IN THE PROSPECTUS OR IN THIS STATEMENT OF ADDITIONAL INFORMATION, WHICH THE PROSPECTUS INCORPORATES BY REFERENCE, IN CONNECTION WITH THE OFFERING MADE BY THE PROSPECTUS AND, IF GIVEN OR MADE, SUCH INFORMATION OR PRESENTATIONS MUST NOT BE RELIED UPON AS HAVING BEEN AUTHORIZED BY PROFUNDS. THIS STATEMENT OF ADDITIONAL INFORMATION DOES NOT CONSTITUTE AN OFFERING BY PROFUNDS IN ANY JURISDICTION IN WHICH SUCH AN OFFERING MAY NOT LAWFULLY BE MADE.

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APPENDIX A

PROFUNDS EUROPE 30 INDEX

As of March 31, 2007

Name	Ticker	Type	Industry	Country
ALCON INC	ACL	Common Stock	Healthcare-Products	SWITZERLAND

ASML HOLDING NV	ASML	NY Reg Shrs	Semiconductors	NETHERLANDS

ASTRAZENECA PLC	AZN	ADR	Pharmaceuticals	BRITAIN

AUTOLIV INC	ALV	Common Stock	Auto Parts & Equipment	SWEDEN

BP PLC-SPONS	BP	ADR	Oil & Gas	BRITAIN

BUSINESS OBJECTS SA	BOBJ	ADR	Software	FRANCE

DAIMLERCHRYSLER AG	DCX	Common Stock	Auto Manufacturers	GERMANY

ELAN CORP PLC	ELN	ADR	Pharmaceuticals	IRELAND

ERICSSON (LM) TEL	ERICY	ADR	Telecommunications	SWEDEN

GLAXOSMITHKLINE PLC	GSK	ADR	Pharmaceuticals	BRITAIN

HSBC HOLDINGS PLC	HBC	ADR	Banks	BRITAIN

PHILIPS ELECTRONICS	PHG	NY Reg Shrs	Electronics	NETHERLANDS

MITTAL STEEL-CLASS A	MT	NY Reg Shrs	Iron/Steel	NETHERLANDS

NOKIA CORP	NOK	ADR	Telecommunications	FINLAND

NOVARTIS AG	NVS	ADR	Pharmaceuticals	SWITZERLAND

ROYAL DUTCH SHELL PLC	RDS/A	ADR	Oil & Gas	NETHERLANDS

RYANAIR HOLDINGS PLC	RYAAY	ADR	Airlines	IRELAND

SANOFI-AVENTIS	SNY	ADR	Pharmaceuticals	FRANCE

SAP AG-SPONSORED	SAP	ADR	Software	GERMANY

ROYAL DUTCH SHELL PLC	RDS/B	ADR	Oil&Gas	NETHERLANDS

SHIRE PLC	SHPGY	ADR	Pharmaceuticals	BRITAIN

SIEMENS AG	SI	ADR	Miscellaneous Manufacturer	GERMANY

STMICROELECTRONICS NV	STM	NY Reg Shrs	Semiconductors	SWITZERLAND

NTL INC	NTLID	Common Stock	Telecommunications	UNITED STATES

TOP TANKERS INC	TOPT	Common Stock	Transportation	GREECE

TOTAL SA	TOT	ADR	Oil & Gas	FRANCE

UBS AG	UBS	Common Stock	Diversified Financial Services	SWITZERLAND

UNILEVER N V	UN	NY Reg Shrs	Food	NETHERLANDS

VODAFONE GROUP PLC	VOD	ADR	Telecommunications	BRITAIN

WILLIS GROUP HOLDINGS LTD	WSH	Common Stock	Insurance	BRITAIN

TENARIS SA	TS	ADR	Iron/Steel	LUXEMBOURG

ELIGIBLE COUNTRIES INCLUDE AUSTRIA, BELGIUM, DENMARK, FINLAND, FRANCE, GERMANY, GREECE, IRELAND, ITALY, LUXEMBOURG, NETHERLANDS, NORWAY, PORTUGAL, SPAIN, SWEDEN, SWITZERLAND, AND THE UNITED KINGDOM.

55

APPENDIX B

PROFUNDS ASIA 30 INDEX

As of March 31, 2007

Name	Ticker	Type	Industry	Country
AU OPTRONICS CORP	AUO	ADR	Electronics	TAIWAN

BHP BILLITON LTD	BHP	ADR	Mining	AUSTRALIA

CNOOC LTD	CEO	ADR	Oil&Gas	HONG KONG

CHINA MOBILE HK LTD	CHL	ADR	Telecommunications	HONG KONG

CHUNGHWA TELECOM CO LTD	CHT	ADR	Telecommunications	TAIWAN

CREATIVE TECHNOLOGY LTD	CREAF	Common Stock	Computers	SINGAPORE

CTRIP.COM INTERNATIONAL	CTRP	ADR	Internet	CHINA

CHINA YUCHAI INTL LTD	CYD	Common Stock	Auto Parts&Equipment	SINGAPORE

FLEXTRONICS INTL LTD	FLEX	Common Stock	Electronics	SINGAPORE

ICICI BANK LTD	IBN	ADR	Banks	INDIA

INFOSYS TECHNOLOGIES	INFY	ADR	Software	INDIA

KOOKMIN BANK	KB	ADR	Banks	SOUTH KOREA

KOREA ELEC POWER CORP	KEP	ADR	Electric	SOUTH KOREA

KT CORP	KTC	ADR	Telecommunications	SOUTH KOREA

LG.PHILIPS LCD CO LTD	LPL	ADR	Electronics	SOUTH KOREA

NAM TAI ELECTRONICS INC	NTE	Common Stock	Electronics	HONG KONG

NETEASE.COM INC	NTES	ADR	Internet	CHINA

PACIFICNET INC	PACT	Common Stock	Computers	HONG KONG

POSCO	PKX	ADR	Iron/Steel	SOUTH KOREA

PETROCHINA CO LTD	PTR	ADR	Oil&Gas	CHINA

SATYAM COMPUTER SERVICES	SAY	ADR	Software	INDIA

SINA CORP	SINA	Common Stock	Internet	CHINA

SK TELECOM CO LTD	SKM	ADR	Telecommunications	SOUTH KOREA

SHANDA INTERACTIVE ENTER	SNDA	ADR	Internet	CHINA

CHINA PETROLEUM & CHEM	SNP	ADR	Oil&Gas	CHINA

SOHU.COM INC	SOHU	Common Stock	Internet	CHINA

TOMMY HILFIGER CORP	TOM	Common Stock	Apparel	HONG KONG

TAIWAN SEMICONDUCTOR	TSM	ADR	Semiconductors	TAIWAN

UNITED MICROELECTRONICS	UMC	ADR	Semiconductors	TAIWAN

WIPRO LTD	WIT	ADR	Software	INDIA

ELIGIBLE COUNTRIES INCLUDE AUSTRALIA, NEW ZEALAND, HONG KONG, INDONESIA, MALAYSIA, PHILIPPINES, SINGAPORE, SOUTH KOREA, TAIWAN, THAILAND, INDIA, AND CHINA.

56

APPENDIX C

DESCRIPTION OF SECURITIES RATINGS

DESCRIPTION OF S&P’S CORPORATE RATINGS:

AAA: Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong.

AA: Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issuers only in small degree.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S CORPORATE BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edge”. Interest payments are protected by a large or exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s applies the numerical modifiers 1, 2 and 3 to each generic rating classification from Aa through B. The modifier 1 indicates that the security ranks in the higher end of its generic category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF FITCH INVESTORS SERVICE’S CORPORATE BOND RATINGS:

AAA: Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by trustees and fiduciary institutions, and liable to slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

AA: Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior though strong lien in many cases directly following an AAA security or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secure but influenced as the ratings by the lesser financial power of the enterprise and more local type of market.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA (“DBRS”) — BOND AND LONG TERM DEBT RATINGS:

AAA: Bonds rated “AAA” are of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present which would detract from the performance of the entity, the strength of liquidity and coverage ratios is unquestioned and the entity has established a creditable track record of superior performance. Given the extremely tough definition which DBRS has established for this category, few entities are able to achieve a AAA rating.

AA: Bonds rated “AA” are of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from bonds rated AAA only to a small degree. Given the extremely tough definition which DBRS has for the AAA category (which few companies are able to achieve), entities rated AA are also considered to be strong credits which typically exemplify above-average strength in key areas of consideration and are unlikely to be significantly affected by reasonably foreseeable events.

57

DESCRIPTION OF S&P’S MUNICIPAL BOND RATINGS:

AAA-Prime: These are obligations of the highest quality. They have the strongest capacity for timely payment of debt service.

General Obligation Bonds: In a period of economic stress, the issuers will suffer the smallest declines in income and will be least susceptible to autonomous decline. Debt burden is moderate. A strong revenue structure appears more than adequate to meet future expenditure requirements. Quality of management appears superior.

Revenue Bonds: Debt service coverage has been, and is expected to remain, substantial; stability of the pledged revenues is also exceptionally strong due to the competitive position of the municipal enterprise or to the nature of the revenues. Basic security provisions (including rate covenant, earnings test for issuance of additional bonds and debt service reserve requirements) are rigorous. There is evidence of superior management.

AA: High Grade. The price return characteristics of bonds in this group are only slightly less marked than those of the prime quality issues. Bonds rated AA have the second strongest capacity for payment of debt service.

S&P’s letter ratings may be modified by the addition of a plus or a minus sign, which is used to show relative standing within the major rating categories, except in the AAA rating category.

DESCRIPTION OF MOODY’S MUNICIPAL BOND RATINGS:

Aaa: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt edge.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa: Bonds which are rated Aa judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

Moody’s may apply the numerical modifier in each generic rating classification from Aa through B. The modifier 1 indicates that the security within its generic rating classification possesses the strongest investment attributes.

DESCRIPTION OF S&P’S MUNICIPAL NOTE RATINGS:

Municipal notes with maturities of three years or less are usually given note ratings (designated SP-1 or SP-2) to distinguish more clearly the credit quality of notes as compared to bonds. Notes rated SP-1 have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given the designation of SP-1+. Notes rated SP-2 have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF MOODY’S MUNICIPAL NOTE RATINGS:

Moody’s ratings for state and municipal notes and other short-term loans are designated Moody’s Investment Grade (MIG) and for variable rate demand obligations are designated Variable Moody’s Investment Grade (VMIG). This distinction recognizes the differences between short-term credit risk and long-term risk. Loans bearing the designation MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans the designation MIG-2/VMIG-2 are of high quality, with ample margins of protection, although not as large as the preceding group.

DESCRIPTION OF S&P COMMERCIAL PAPER RATINGS:

Commercial paper rated A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to posses overwhelming safety characteristics are denoted A-1+.

DESCRIPTION OF MOODY’S COMMERCIAL PAPER RATINGS:

The rating Prime-1 is the highest commercial paper rating assigned by Moody’s. Issuers rated Prime-1 (or related supporting institutions) are considered to have a superior capacity for repayment of short-term promissory obligations.

58

DESCRIPTION OF FITCH INVESTORS SERVICE’S COMMERCIAL PAPER RATINGS:

F-1+: Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1: Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than the strongest issue.

DESCRIPTION OF DOMINION RATINGS SERVICES OF CANADA — COMMERCIAL PAPER AND SHORT-TERM DEBT RATINGS:

All three DBRS rating categories for short term debt use “high”, “middle” or “low” as subset grades to designate the relative standing of the credit within a particular rating category. The following comments provide separate definitions for the three grades in the Prime Credit Quality area, as this is where ratings for active borrowers in Canada continue to be heavily concentrated.

R-1 (high): Short term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity which possesses unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability which is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition which DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1 (middle): Short term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from “R-1 (high)” credits to only a small degree. Given the extremely tough definition which DBRS has for the “R-1 (high)” category (which few companies are able to achieve), entities rated “R-1 (middle)” are also considered strong credits which typically exemplify above average strength in key areas of consideration for debt protection.

R-1 (low): Short term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors which exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

DESCRIPTION OF THOMSON BANK WATCH SHORT-TERM RATINGS:

TBW-1: The highest category; indicates a very high likelihood that principal and interest will be paid on a timely basis.

TBW-2: The second-highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as of issues rated ‘TBW-1’.

TWB-3: The lowest investment-grade category; indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.

TWB-4: The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

DESCRIPTION OF THOMSON BANKWATCH LONG-TERM RATINGS:

AAA: The highest category; indicates that the ability to repay principal and interest on a timely basis is extremely high.

AA: The second-highest category; indicates a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highs category.

A: The third-highest category; indicates the ability to repay principal and interest is strong. Issues rated “A” could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

BBB: The lowest investment-grade category; indicates an acceptable capacity to repay principal and interest. Issues rated “BBB” are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

NON-INVESTMENT GRADE (ISSUES REGARDED AS HAVING SPECULATIVE CHARACTERISTICS IN THE LIKELIHOOD OF TIMELY REPAYMENT OF PRINCIPAL AND INTEREST.)

59

BB: While not investment grade, the “BB” rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations.

B: Issues rated “B” show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse development could well negatively affect the payment of interest and principal on a timely basis.

CCC: Issues rate “CCC” clearly have a high likelihood of default, with little capacity to address further adverse changes in financial circumstances.

CC-“CC”: is applied to issues that are subordinate to other obligations rated “CCC” and are afforded less protection in the event of bankruptcy or reorganization.

D: Default

These long-term debt ratings can also be applied to local currency debt. In such cases the ratings defined above will be preceded by the designation “local currency.”

A RATING IN THE LONG-TERM DEBT CATEGORIES MAY INCLUDE A PLUS (+) OR MINUS (-) DESIGNATION, WHICH INDICATES WHERE WITHIN THE RESPECTIVE CATEGORY THE ISSUE IS PLACED.

60

PROFUNDS

Part C

Other Information

ITEM 23. Exhibits

(a)(1)	Amended and Restated Declaration of Trust of ProFunds, dated as of April 13, 1997 (1)

(b)	Bylaws of ProFunds, dated October 28, 1997 (2)

(c)	Not Applicable

(d)(1)(i)	Amended and Restated Investment Advisory Agreement between ProFunds and ProFund Advisors LCC, dated as of March 10, 2005 (the “Investment Advisory Agreement”) (8)

(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of December 14, 2006 (16)

(d)(2)	Investment Advisory Agreement for Cash Management Portfolio (4)

(d)(3)(i)	Amended and Restated Expense Limitation Agreement between ProFunds and ProFund Advisors LLC, dated as of January 1, 2004 and amended as of March 10, 2005 (the “Expense Limitation Agreement”) (14)

(d)(3)(ii)	Schedules A and B to the Expense Limitation Agreement, dated as of December 1, 2006 (16)

(e)(1)(i)	Amended and Restated Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of October 7, 2005 and as amended as of July 1, 2006 (the “Distribution Agreement”) (11)

(e)(1)(ii)	Schedule A to the Distribution Agreement, dated as of December 14, 2006 (16)

(e)(2)(i)	Class A Shares Distribution Agreement between ProFunds and ProFunds Distributors, Inc., dated as of March 10, 2005 (the “Class A Shares Distribution Agreement”) (11)

(e)(2)(ii)	Schedule A to the Class A Shares Distribution Agreement, dated as of December 14, 2006 (16)

(e)(3)	Form of Dealer Agreement with respect to Investor Class Shares (15)

(f)	Not Applicable

(g)(1)(i)	Custody Agreement, dated November 6, 1997 between UMB Bank, N.A.and ProFunds (the “UMB Bank Custody Agreement”) (11)

(g)(1)(ii)	Schedule of Fees for Domestic Custody Services, effective January 1, 2005, under the UMB Bank Custody Agreement (10)

(g)(2)	Form of Foreign Custody Manager Delegation Agreement (5)

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007 (16)

(h)(2)(i)	Administration Agreement between ProFunds and BISYS Fund Services Limited Partnership, dated as of January 1, 2004 and as amended on October 5, 2004, December 15, 2004, June 1, 2005, December 16, 2005, March 14, 2006 and June 20, 2006 (the “Administration Agreement”) (11)

(h)(2)(ii)	Schedule A to the Administration Agreement dated December 14, 2006 (16)

(h)(3)(i)	Fund Accounting Agreement between ProFunds and BISYS Fund Services Ohio, Inc., dated as of January 1, 2004 and as amended on December 15, 2004 and March 10, 2005 (the “Fund Accounting Agreement”) (8)

(h)(3)(ii)	Schedule A to the Fund Accounting Agreement dated as December 14, 2006 (16)

(h)(4)(i)	Amended and Restated Management Services Agreement between ProFunds and ProFund Advisors LLC, dated as of September 21, 2005 (the “Management Services Agreement”) (14)

(h)(4)(ii)	Schedule A, dated December 14, 2006, to the Management Services Agreement (16)

(h)(5)	Omnibus Fee Agreement with BISYS (15)

(h)(6)	Form of Fund of Funds Participation Agreement (6)

(h)(7)	Form of Administrative Services Agreement (3)

(i)	Opinion and Consent of Counsel to Profunds (2)(9)(11)

(j)	Consents of Independent Registered Public Accounting Firms (16)

(k)	Not Applicable

(l)	Purchase Agreement, dated October 10, 1997, between ProFunds and National Capital Group, Inc. (2)

(m)(1)(i)	Distribution Plan of ProFunds, Relating to the Shares of Each of the ProFunds VP Series Set Forth on Schedule A Thereto, dated October 18, 1999 (the “ProFunds Distribution Plan”) (3)

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006 (16)

(m)(2)	Form of Shareholder Services Agreement for VP Funds of ProFunds (7)

(m)(3)(i)	Amended and Restated Distribution and Service Plan, Adopted Pursuant to Rule 12b-1 on Behalf of the Service Class Shares of ProFunds, dated February 1, 2001 and as amended on September 1, 2001 (the “Distribution and Service Plan”) (11)

(m)(3)(ii)	Schedule A, dated as of December 14, 2006, to the Distribution and Service Plan (16)

(m)(4)	Form of Distribution and Shareholder Services Agreement for NASD Registered Members of ProFunds Distributors, Inc. (15)

(m)(5)	Form of Shareholder Services Agreement for Non-NASD Members of ProFunds Distributors, Inc. (15)

(m)(6)(i)	Form of Class A Shares Distribution and Shareholder Services Plan of ProFunds (the “Class A Shares Distribution and Services Plan”) (8)

(m)(6)(ii)	Schedule A, dated as of December 14, 2006, to the Class A Shares Distribution and Services Plan (16)

(n)(1)(i)	Amended and Restated Multiple Class Plan Pursuant to Rule 18f-3 of ProFunds, dated as of June 19, 2001 (the “Multiple Class Plan”) (13)

(n)(1)(ii)	Schedule A, dated December 14, 2006, to the Multiple Class Plan (16)

(o)(1)	Powers of Attorney of Trustees and Officers of Scudder Cash Management Portfolio (8)

(o)(2)	Powers of Attorney of Trustees and Officers of ProFunds (12)

(p)(1)	Code of Ethics of ProFunds, dated August 24, 2000 (11)

(p)(2)	Code of Ethics of ProFund Advisors LLC, dated December 2004 (11)

(p)(3)	Code of Ethics of BISYS Fund Services, dated January 1, 2007 (16)

(p)(4)	Code of Ethics of Deutsche Asset Management (8)

(1)	Filed with initial registration statement.
(2)	Previously filed on October 29, 1997 as part of Pre-Effective Amendment No. 3 and incorporated by reference herein.
(3)	Previously filed on October 15, 1999 as part of Post-Effective Amendment No. 8 and incorporated by reference herein.
(4)	Previously filed on November 15, 1999 as part of Post-Effective Amendment No. 9 and incorporated by reference herein.
(5)	Previously filed on July 13, 2000 as part of Post-Effective Amendment No. 14 and incorporated by reference herein.
(6)	Previously filed on February 28, 2003 as part of Post-Effective Amendment No. 23 and incorporated by reference herein.
(7)	Previously filed on February 20, 2004 as part of Post-Effective Amendment No. 29 and incorporated by reference herein.
(8)	Previously filed on April 29, 2005 as part of Post-Effective Amendment No. 38 and incorporated by reference herein.
(9)	Previously filed on July 27, 2005 as part of Post-Effective Amendment No. 42 and incorporated by reference herein.
(10)	Previously filed on February 24, 2006 as part of Post-Effective Amendment No. 44 and incorporated by reference herein.
(11)	Previously filed on March 28, 2006 as part of Post-Effective Amendment No. 45 and incorporated by reference herein.
(12)	Previously filed on April 26, 2006 as part of Post-Effective Amendment No. 46 and incorporated by reference herein.
(13)	Previously filed on June 30, 2006 as part of Post-Effective Amendment No. 49 and incorporated by reference herein.
(14)	Previously filed on July 26, 2006 as part of Post-Effective Amendment No. 50 and incorporated by reference herein.

(15)	Previously filed on November 27, 2006 as part of Post-Effective Amendment No. 54 and incorporated by reference herein.
(16)	Filed herein.

ITEM	24. Persons Controlled By or Under Common Control With Registrant.

None.

ITEM	25. Indemnification

Profunds (also, the “Trust”) is organized as a Delaware statutory trust and is operated pursuant to a Declaration of Trust, dated as of April 17, 1997 (the “Declaration of Trust”), that permits Profunds to indemnify its trustees and officers under certain circumstances. Such indemnification, however, is subject to the limitations imposed by the Securities Act of 1933, as amended, and by the Investment Company Act of 1940, as amended. The Declaration of Trust of Profunds provides that officers and trustees of the Trust shall be indemnified, by the Trust, against liabilities and expenses they may incur while defending themselves in proceedings brought against them arising out of (i) their service as officers or trustees of the Trust, or else (ii) their service as officers or trustees of another entity, when serving at the request of such other entity. This indemnification is subject to the following conditions:

(a) no trustee or officer of the Trust is indemnified against any liability to the Trust or its security holders which was the result of any willful misconduct, bad faith, gross negligence, or reckless disregard of his duties;

(b) officers and trustees of the Trust are indemnified only for actions taken in good faith which the officers and trustees believed were in or not opposed to the best interests of the Trust; and

(c) expenses of any suit or proceeding will be paid in advance only if the persons who will benefit by such advance undertake to repay the expenses unless it subsequently is determined that such persons are entitled to indemnification.

The Declaration of Trust of Profunds provides that if indemnification is not ordered by a court, indemnification may be authorized upon determination by shareholders, or by a majority vote of a quorum of the trustees who were not parties to the proceedings or, if this quorum is not obtainable, if directed by a quorum of disinterested trustees, or by independent legal counsel in a written opinion, that the persons to be indemnified have met the applicable standard.

ITEM	26. Business and Other Connections of Investment Adviser

ProFund Advisors LLC, is a limited liability company formed under the laws of the State of Maryland on May 8, 1997. Information relating to the business and other connections of Deutsche Asset Management, Inc. (formerly Bankers Trust), which serves as investment adviser to the Cash Management Portfolio, and each director, officer or partner of Deutsche Asset Management is hereby incorporated by reference to disclosures in Item 28 of the registration statement of BT Institutional Funds (File Nos. 33-34079 and 811- 6071). For additional information, please see the Trust’s Statements of Additional Information.

ITEM 27. Principal Underwriter

(a) ProFunds Distributors, Inc., 100 Summer Street, Suite 1500, Boston, Massachusetts 02110 acts as principal underwriter for Profunds and Access One Trust.

(b) The officers of ProFunds Distributors, Inc., all of whose principal business address is set forth above, are:

Name	Address	Position with Underwriter
Brian K. Bey	3435 Stelzer Rd., Columbus, OH 43219	President and Director
Elliott Dobin	100 Summer St., Boston, MA 02110	Secretary
Linda C. Carley	100 Summer St., Boston, MA 02110	Chief Compliance Officer
Wayne A. Rose	100 Summer St., Boston, MA 43219	Assistant Chief Compliance Officer
James E. (Ed) Pike	3435 Stelzer Rd., Columbus, OH 43219	Financial and Operations Principal

(c) Not applicable.

ITEM	28. Location of Accounts and Records

All accounts, books, and records required to be maintained and preserved by Section 31(a) of the Investment Company Act of 1940, as amended, and Rules 31a-1 and 31a-2 thereunder, will be kept by Profunds at:

(1) ProFund Advisors LLC, 7501 Wisconsin Avenue, Suite 1000, Bethesda, Maryland (records relating to its functions as investment adviser and manager);

(2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio and 100 Summer Street, Boston, Massachusetts 02110 (official records of the Trust and records produced by BISYS in its role as administrator, fund accountant, transfer agent and distributor).

(3) UMB Bank, N.A., 928 Grand Avenue, Kansas City, Missouri for each ProFund (records relating to its function as Custodian).

ITEM	29. Management Services

None.

ITEM	30. Undertakings

(a) Registrant undertakes to call a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee or Trustees when requested to do so by the holders of at least 10% of Profunds’s outstanding shares and, in connection with such meeting, to comply with the shareholder communications provisions of Section 16(c) of the Investment Company Act of 1940.

(b) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of Profunds’s latest Annual Report to shareholders, upon request and without charge.

Exhibit Index

Item Number	Item
(d)(1)(ii)	Schedule A to the Investment Advisory Agreement, dated as of December 14, 2006

(d)(3)(ii)	Schedules A and B to the Expense Limitation Agreement, dated as of December 1, 2006

(e)(1)(ii)	Schedule A to the Distribution Agreement, dated as of December 14, 2006

(e)(2)(ii)	Schedule A to the Class A Shares Distribution Agreement, dated as of December 14, 2006

(h)(1)	Transfer Agency Agreement by and among ProFunds, Access One Trust and BISYS Fund Services Ohio, Inc., dated January 1, 2007

(h)(2)(ii)	Schedule A to the Administration Agreement dated December 14, 2006

(h)(3)(ii)	Schedule A to the Fund Accounting Agreement dated as December 14, 2006

(h)(4)(ii)	Schedule A, dated December 14, 2006, to the Management Services Agreement

(j)	Consents of Independent Registered Public Accounting Firms

(m)(1)(ii)	Schedule A to the ProFunds Distribution Plan dated as December 14, 2006

(m)(3)(ii)	Schedule A, dated as of December 14, 2006, to the Distribution and Service Plan

(m)(6)(ii)	Schedule A, dated as of December 14, 2006, to the Class A Shares Distribution and Services Plan

(n)(1)(ii)	Schedule A, dated December 14, 2006, to the Multiple Class Plan

(p)(3)	Code of Ethics of BISYS Fund Services, dated January 1, 2007

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, ProFunds certifies that it has met all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933 and has duly caused this amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in Bethesda, Maryland on April 30, 2007.

PROFUNDS

/s/ Louis M. Mayberg
Louis M. Mayberg, President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signatures	Title	Date

/s/ Michael L. Sapir Michael L. Sapir	Trustee, Chairman	April 30, 2007

/s/ Russell S. Reynolds, III Russell S. Reynolds, III*	Trustee	April 30, 2007

/s/ Michael Wachs Michael Wachs*	Trustee	April 30, 2007

/s/ Louis M. Mayberg Louis M. Mayberg	President	April 30, 2007

/s/ Troy A. Sheets Troy A. Sheets*	Treasurer	April 30, 2007

*By:	/s/ Steven Brancato
Steven Brancato
As Attorney-in-fact
April 30, 2007